UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22542

SSGA ACTIVE TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Sean O’Malley, Esq.

Senior Vice President and General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

Annual Report
June 30, 2022
SSGA Active Trust
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR Loomis Sayles Opportunistic Bond ETF
SPDR Nuveen Municipal Bond ETF
SPDR Nuveen Municipal Bond ESG ETF
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA US Sector Rotation ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The SPDR Nuveen Municipal Bond ESG ETF has less than six months of operations as of June 30, 2022 and, therefore, the Management's Discussion of Fund Performance and Performance Summary are not included in this report.
The Bloomberg U.S. Government Inflation-Linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. Dollars and pay coupon and principal in U.S. Dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the index rebalancing date.
The DBIQ Optimum Yield Diversified Commodity Index Excess Return employs a rule based approach when it rolls from one futures contract to another for each commodity in the index. DBLCI Diversified Index represents 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the large and mid-cap equity market performance of developed markets.
The Bloomberg U.S. Long Government/Credit Index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years.
The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The index covers approximately 99% of the global equity markets.
The Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.
The Bloomberg U.S. Treasury Bellwether 3 Month Index is a benchmark tracking the performance and attributes of the on-the-run U.S. Treasury that reflects the most recently issued three month security.
The Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index is designed to track the U.S. fully tax-exempt bond market. The index includes state and local general obligation bonds, revenue bonds, pre-refunded bonds, insured bonds and municipal lease obligations. The index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies, authorities and instrumentalities.
The S&P 500® Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and spans approximately 24 separate industry groups.
The JP Morgan Corporate Emerging Markets Bond Index Broad Diversified is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
The Bloomberg U.S. Aggregate 1-3 Year Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market that have a remaining maturity of greater than or equal to 1 year and less than 3 years.
See accompanying notes to financial statements.

SPDR SSGA Multi-Asset Real Return ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Multi-Asset Real Return ETF (the “Fund”) seeks to achieve real return consisting of capital appreciation and current income. The Fund’s benchmark is the Bloomberg U.S. Government Inflation-Linked Bond Index (the “Index”) *.
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was 10.57%, and the Index was –5.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The allocations to commodities and global natural resource equities were primary drivers with global infrastructure equities providing additional support of Fund performance during the Reporting Period relative to the Index. For the one year lookback, the global growth recovery started to gain momentum. Multiple areas contributed to the reopening and recovery of the global economy, driven by increased vaccination rates, healthy manufacturing, and rising labor activity. However, increasing supply chain disruptions, rising political and regulatory risks in the U.S. and China along with global energy constraints posed key risks to the continued recovery. Commodities initially experienced a decline in the early months of the Reporting Period amid the emergence of concerns related to economic growth generated by the pandemic Omicron variant. U.S. Real Estate investment trusts (REITs) finished 2021 as one of the best-performing asset classes for 2021. The year closed out with U.S. inflation at levels last observed almost 40 years ago and the U.S. central bank having pivoted to communications on reducing stimulus and projecting rate increases in 2022. At the start of 2022, inflation expectations remained elevated with continued strong consumption demand, supply and labor challenged, high commodity prices, and the specter of higher wage pressures. Further complications came into play amid the Russia-Ukraine war starting at the end of February. Increasing commodity prices accelerated the trend as western countries imposed strict sanctions on Russia’s economy. By the end of the first quarter of 2022, more defensive positioning was established in the Fund with increased exposure to global infrastructure equities as well as holding some cash. The Fund finished the first three months of the year with significant gains of nearly 12%, one of the strongest quarterly returns over its history. However, by the close of the most recent quarter, the Fund had retreated as continued elevated inflation levels and global central bank communication and actions stoked fears of a pending emerging global slowdown. Commodities, along with global natural resources and infrastructure equities came off of recent highs but managed to post better relative returns that most broad equity indexes. Broad commodities and specifically energy were the best performing assets with demand expectations for 2023 surpassing pre-pandemic levels offset with supply concerns. Real estate continued its lackluster trend, with U.S. assets holding up better than non-U.S. due to the strong U.S. dollar, as tightening of monetary policy and declining growth served as performance headwinds. Inflation-linked bonds struggled as well with rising real rates, again the non-U.S. significantly underperforming it U.S. peers.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC), S&P Energy Select Sector SPDR Fund and SPDR S&P Global Infrastructure ETF (GII). The top negative contributor to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR FTSE International Government Inflation-Protected Bond ETF (WIP), SPDR Dow Jones REIT ETF and SPDR Dow Jones International Real Estate ETF (RWX).
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
* Prior to 8/24/2021, the Bloomberg U.S. Government Inflation-Linked Bond Index was known as the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index.
See accompanying notes to financial statements.

SPDR SSGA Multi-Asset Real Return ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Government Inflation-Linked Bond Index	DBIQ Optimum Yield Diversified Commodity Index Excess Return	Net Asset Value	Market Value	Bloomberg U.S. Government Inflation-Linked Bond Index	DBIQ Optimum Yield Diversified Commodity Index Excess Return
ONE YEAR	10.57%	10.61%	(5.73)%	39.36%	10.57%	10.61%	(5.73)%	39.36%
FIVE YEARS	45.83%	46.00%	17.10%	87.41%	7.84%	7.86%	3.21%	13.39%
TEN YEARS	33.91%	34.07%	18.80%	10.88%	2.96%	2.98%	1.74%	1.04%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Multi-Asset Real Return ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Multi-Asset Real Return ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
SPDR S&P Global Natural Resources ETF	25.4%
SPDR S&P Global Infrastructure ETF	25.3
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	23.3
SPDR Bloomberg 1-10 Year TIPS ETF	8.5
SPDR Dow Jones REIT ETF	7.5
TOTAL	90.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
Natural Resources	28.1%
International Equity	25.5
Commodities	23.3
Inflation Linked	8.5
Real Estate	8.1
Domestic Equity	4.1
International Fixed Income	0.5
Short Term Investments	12.3
Liabilities in Excess of Other Assets	(10.4)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA Income Allocation ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Income Allocation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets. The Fund’s benchmark is the MSCI World Index (the “Index”).
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –10.41%, and the Index was –14.34%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Across global asset classes, allocations to U.S. Treasury and corporate bonds were primary drivers of Fund performance during the Reporting Period relative to the Index. Overall, Fund underperformance was largely driven by asset allocation positioning within the Fund, which detracted from performance. The Reporting Period saw an everchanging market landscape, as different headwinds came into play. Inflation was broad-based and proved stickier than anticipated, geopolitical risks from the war in Ukraine continue halfway through the period, and the Omicron COVID-19 variant exacerbated supply chain bottlenecks globally. Concerns surrounding economic growth momentum, peak earnings and supply chain delays led to a risk-off sentiment in the market. At the start of the Reporting Period, directionally our preference for equities relative to bonds dented returns, driving our consistent equity de-risk throughout the quarter. Our underweight REIT exposure also detracted from performance, as REITs benefitted from strong service sector activity and positive price momentum. Our fixed income positioning dented performance, as the magnitude of the U.S. yield curve flattening was far more severe than anticipated, causing a detraction from benchmark-relative performance as both long government bonds and long corporate bonds fell by more than nearly 10%. Our exposure to corporate bonds dented returns as increasing interest rates throughout the Reporting Period led to vulnerability within the bond markets. By the end of the Reporting Period, we held a defensive stance, as risks potentially outweighed the potential for a meaningful stock rebound, as valuations improved, but high inflation and slow manufacturing data turned cycle indicators in a less productive direction.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period was the SPDR S&P Global Infrastructure ETF, the SPDR Portfolio S&P 500 High Dividend ETF and the Invesco KBW Premium Yield Equity REIT ETF. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR Portfolio Long Term Treasury ETF, the SPDR Bloomberg Emerging Markets Local Bond ETF and the SPDR Bloomberg Convertible Securities ETF.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Income Allocation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	MSCI World Index	Bloomberg US Long Government /Credit Bond Index	Net Asset Value	Market Value	MSCI World Index	Bloomberg US Long Government /Credit Bond Index
ONE YEAR	(10.41)%	(10.42)%	(14.34)%	(20.14)%	(10.41)%	(10.42)%	(14.34)%	(20.14)%
FIVE YEARS	16.24%	16.23%	44.69%	5.24%	3.06%	3.05%	7.67%	1.03%
TEN YEARS	50.04%	50.01%	148.06%	29.67%	4.14%	4.14%	9.51%	2.63%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Income Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Income Allocation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
SPDR Blackstone Senior Loan ETF	20.8%
SPDR Portfolio Long Term Treasury ETF	14.2
SPDR Portfolio S&P 500 High Dividend ETF	12.9
SPDR Bloomberg Emerging Markets Local Bond ETF	10.1
SPDR S&P International Dividend ETF	9.0
TOTAL	67.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
Domestic Fixed Income	42.5%
Domestic Equity	26.3
International Equity	17.1
International Fixed Income	10.1
Short Term Investments	35.6
Liabilities in Excess of Other Assets	(31.6)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Global Allocation ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s benchmark is the MSCI ACWI IMI Index (the “Index”).
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –11.58%, and the Index was –16.52%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Broad diversification across global asset classes as well as asset allocation positioning were primary drivers of Fund performance during the Reporting Period relative to the Index. The Reporting Period saw an everchanging market landscape, as different headwinds came into play. Inflation was broad-based and proved stickier than anticipated, geopolitical risks from the war in Ukraine continue halfway through the period, and the Omicron COVID-19 variant exacerbated supply chain bottlenecks globally. Directionally, our preference for commodities and our tail risk basket, both cash and gold, aided relative performance in the Reporting Period. Our targeted overweight to commodities held throughout the past year was the driver of outperformance. Commodities benefited from the fundamental backdrop of tight supply, low inventory and limited excess capacity in energy sectors due to the Russia-Ukraine conflict. A targeted allocation to U.S. equity energy sector also contributed to performance, as appealing valuations due to strong supply and demand fundamentals buoyed the sector. By the end of the Reporting Period, our healthy allocation to cash proved beneficial as both equities and bonds sold off. Offsetting some positive performance was our meaningful underweight to U.S. Real Estate Investment Trusts (REITs), as real estate continued to perform positively, benefitting from strong service sector activity and price momentum. Further, our fixed income positioning dented performance, as the magnitude of the U.S. yield curve flattening was far more severe than anticipated, causing a detraction from benchmark-relative performance as both long government bonds and long corporate bonds fell by more than nearly 10%. Therefore, our overweight positions to long bonds, both credit and Treasury, were headwinds to performance. While both the Fund and Index delivered negative returns for the Reporting Period, the Fund outperformed the Index.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF, the Energy Select Sector SPDR Fund and the Consumer Staples Select Sector SPDR Fund. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR Portfolio Developed World ex-US ETF, the SPDR Portfolio Emerging Markets ETF and the SPDR S&P 500 ETF Trust.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI IMI Index	Bloomberg U.S. Aggregate Bond Index	Net Asset Value	Market Value	MSCI ACWI IMI Index	Bloomberg U.S. Aggregate Bond Index
ONE YEAR	(11.58)%	(11.58)%	(16.52)%	(10.29)%	(11.58)%	(11.58)%	(16.52)%	(10.29)%
FIVE YEARS	26.34%	26.34%	38.33%	4.46%	4.79%	4.79%	6.70%	0.88%
TEN YEARS	77.06%	77.30%	130.42%	16.54%	5.88%	5.89%	8.71%	1.54%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Global Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.35%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
SPDR Portfolio Developed World ex-US ETF	20.8%
SPDR S&P 500 ETF Trust	12.6
SPDR Bloomberg 1-10 Year TIPS ETF	7.0
SPDR Portfolio Emerging Markets ETF	6.1
SPDR Portfolio Long Term Treasury ETF	6.1
TOTAL	52.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
International Equity	30.0%
Domestic Equity	26.4
Domestic Fixed Income	20.7
Commodities	7.9
Inflation Linked	7.0
International Fixed Income	2.5
Real Estate	0.5
Short Term Investments	20.1
Liabilities in Excess of Other Assets	(15.1)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Ultra Short Term Bond ETF (the “Fund”) seeks to maximize current income consistent with preservation of capital and daily liquidity. The Fund’s benchmark is the Bloomberg U.S. Treasury Bellwether 3 Month Index (the “Index”).
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –1.05%, and the Index was 0.17%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The Fund’s over-weight allocation to duration, and allocation to investment grade corporate credit and commercial mortgage-backed securities (“CMBS”), were the primary drivers of the Fund’s under-performance relative to the Index during the Reporting Period. During the Reporting Period, improvements in economic activity in the context of COVID-19 led supply chain shortages and Russia’s invasion of Ukraine, which significantly impacted the commodity markets, led to a strong rebound in inflation. During the Reporting Period, the Federal Reserve (“the Fed”) increased the Fed Funds rate from a range of (0.00% - 0.25%) to (1.50% - 1.75%). Also during the Reporting Period, the Feds balance sheet grew from $8.1 trillion to $8.9 trillion. The above-mentioned strong rebound in inflation caused the Fed to tighten monetary policy at an accelerated pace, and are the key drivers to the significant increase in short-term interest rates and widening of investment grade corporate credit and CMBS spreads observed during the Reporting Period. The Fund maintained a duration profile in the range of 0.25 – 0.50 during the Reporting Period.
As of the June 30, 2022, the Fund’s asset allocation consisted of U.S. Treasuries (22.0%), Credit-Financial (22.6%), Credit-Industrial (28.1%), Credit-Non Corp (8.0%), ABS (7.9%), CMBS (7.1%) and Cash (4.3%).
The Fund used treasury futures in order to actively manage duration during the Reporting Period. The Fund’s use of treasury futures contributed positively to Fund performance relative to the Index.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg US Treasury Bellwether 3 Month Index	Net Asset Value	Market Value	Bloomberg US Treasury Bellwether 3 Month Index
ONE YEAR	(1.05)%	(1.09)%	0.17%	(1.05)%	(1.09)%	0.17%
FIVE YEARS	6.68%	6.57%	5.72%	1.30%	1.28%	1.12%
SINCE INCEPTION(1)	9.74%	9.74%	6.57%	1.07%	1.07%	0.73%
(1)	For the period October 9, 2013 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/9/13, 10/10/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Ultra Short Term Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.20%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
U.S. Treasury Notes 0.25% 9/30/2023	8.9%
U.S. Treasury Bills Zero Coupon, 7/21/2022	8.3
U.S. Treasury Bills Zero Coupon, 8/2/2022	5.6
RPM International, Inc. 3.45% 11/15/2022	2.6
Ford Credit Floorplan Master Owner Trust A ABS 1.82% 9/15/2025	2.5
TOTAL	27.9%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
Corporate Bonds & Notes	58.7%
U.S. Treasury Obligations	22.8
Asset-Backed Securities	7.5
Commercial Mortgage Backed Securities	3.7
Mortgage-Backed Securities	3.4
Short-Term Investment	9.7
Liabilities in Excess of Other Assets	(5.8)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR Loomis Sayles Opportunistic Bond ETF (the “Fund”) seeks to maximize total return. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the since inception period ended June 30, 2022 (the “Reporting Period”), the net total return for the Fund was –11.25%, and the Index was –10.58%. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
High yield corporates, bank loans and securitized issues were the primary drivers of Fund’s negative performance during the Reporting Period relative to the Index. Our allocation to investment-grade corporates had a positive effect on excess performance.
During the Reporting Period, the Fund used index credit default swaps (“CDX”), forwards, and interest rate futures exposures for hedging credit beta, hedging currency exposure, duration/interest rate positioning respectively. On an absolute basis, the Fund’s net use of interest rate futures detracted from performance. Our use of forwards slightly contributed, while CDX use slightly detracted from Fund performance relative to the Index.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Loomis Sayles Opportunistic Bond ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index
SINCE INCEPTION(1)	(11.25)%	(11.19)%	(10.58)%	N/A	N/A	N/A
(1)	For the period September 27, 2021 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/27/21, 9/28/21, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Loomis Sayles Opportunistic Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.55%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Loomis Sayles Opportunistic Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
U.S. Treasury Notes 1.88% 2/15/2032	3.0%
OneMain Direct Auto Receivables Trust ABS 0.87% 7/14/2028	2.0
E.W. Scripps Company (The) Senior Secured 2019 Term Loan B2 4.23% 5/1/2026	1.7
DirecTV Financing, LLC Senior Secured Term Loan 6.67% 8/2/2027	1.4
Caesars Resort Collection, LLC Senior Secured 2017 1st Lien Term Loan B 4.42% 12/23/2024	1.3
TOTAL	9.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2022

% of Net Assets
Asset-Backed Securities	10.3%
U.S. Treasury Obligations	3.0
Commercial Mortgage Backed Securities	0.3
Foreign Government Obligations	0.2
Banks	12.5
Media	5.6
Commercial Services	4.9
Oil & Gas	4.3
Retail	4.2
Internet	4.1
Diversified Financial Services	4.0
Insurance	3.5
Software	3.2
Telecommunications	2.9
Electric	2.7
Investment Company Security	2.7
Chemicals	2.6
Entertainment	2.1
Real Estate Investment Trusts	1.9
Health Care Products	1.8
Airlines	1.6
Food	1.5
Auto Manufacturers	1.4
Semiconductors	1.3
Computers	1.3
Pipelines	1.2
Energy-Alternate Sources	1.2
Packaging & Containers	1.0
Iron/Steel	1.0
Health Care Services	0.9
Building Materials	0.9
Pharmaceuticals	0.8
Electronics	0.7
Engineering & Construction	0.7
Advertising	0.7
Auto Parts & Equipment	0.6
Oil & Gas Services	0.6
Aerospace & Defense	0.6
Beverages	0.6
Transportation	0.6
Lodging	0.6
Mining	0.5
IT Services	0.5
Coal	0.4
Metal Fabricate & Hardware	0.4
Electrical Components & Equipment	0.3
Agriculture	0.3
Forest Products & Paper	0.3
Home Furnishings	0.3
See accompanying notes to financial statements.

SPDR Loomis Sayles Opportunistic Bond ETF
Portfolio Statistics (Unaudited)  (continued)

% of Net Assets
Construction Materials	0.3%
Miscellaneous Manufacturer	0.2
Leisure Time	0.2
Environmental Control	0.2
Cosmetics/Personal Care	0.1
Distribution & Wholesale	0.1
Gas	0.0*
Real Estate	0.0*
Short-Term Investment	6.8
Liabilities in Excess of Other Assets	(7.5)
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR Nuveen Municipal Bond ETF (the “Fund”) seeks to provide current income that is exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund’s benchmark is the Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index (the “Index”)*.
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –8.83% and the Index was –7.06%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Municipal interest rate changes, credit spread widening and the relative performance of certain individual securities were primary drivers of Fund performance during the Reporting Period. The municipal credit curve moved 176 basis points higher during the Reporting Period, which hurt performance as inflation expectations changed the interest rate environment.
Curve positioning was a detractor from performance this year, with duration longer than the benchmark. An overweight to bonds with durations longer than 6 years hurt performance, as did an underweight to bonds with durations less than 4 years. Rating allocation was a detractor from performance, with an overweight to bonds rated BBB and BB hurting performance. Bonds with longer curve positioning and lower coupons tended to underperform given the rising interest rate environment.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top contributors to the Fund’s performance during the Reporting Period were Washington State Various Purpose, Energy Northwest Columbia Electric Revenue and Salt Lake City Airport Revenue bonds. The largest detractors from the Fund’s performance during the Reporting Period were New York City general obligation, Medford Oregon Asante Health and New Jersey School Facility Construction bonds.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
* Prior to 8/24/2021, the Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index was known as the Bloomberg Barclays 3-15 Year Blend (2-17) Municipal Bond Index.
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index	Net Asset Value	Market Value	Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index
ONE YEAR	(8.83)%	(8.84)%	(7.06)%	(8.83)%	(8.84)%	(7.06)%
SINCE INCEPTION(1)	(8.20)%	(8.15)%	(7.03)%	(5.92)%	(5.88)%	(5.06)%
(1)	For the period February 3, 2021 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (02/03/21, 02/04/21, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Nuveen Municipal Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.40%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
Los Angeles, CA, Unified School District, General Obligation	3.3%
Fort Bend, TX, Independent School District, General Obligation	3.2
New York, State Urban Development Corp., Revenue	3.1
New Jersey Economic Development Authority Revenue	3.1
State of Florida Department of Transportation	3.1
TOTAL	15.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
Municipal Bonds & Notes	94.2%
Short-Term Investment	4.6
Other Assets in Excess of Liabilities	1.2
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ESG ETF
Portfolio Statistics (Unaudited)
The fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
Bexar County, TX, General Obligation	2.7%
Energy Northwest, WA, Revenue Class A	2.6
City of Charlotte NC Water & Sewer System Revenue	2.6
California, State General Obligation	2.5
District of Columbia Revenue Class A AMT	2.3
TOTAL	12.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
Municipal Bonds & Notes	94.2%
Short-Term Investment	4.7
Other Assets in Excess of Liabilities	1.1
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA Fixed Income Sector Selection ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Fixed Income Sector Selection ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s benchmark is the Bloomberg Aggregate Bond Index (the “Index”).
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –11.78%, and the Index was –10.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Asset allocation positioning and active rotation across fixed income sectors were primary drivers of Fund performance during the Reporting Period relative to the Index. Economies experienced a material slowdown from strong economic growth driven by excess stimulus and the resumption of normal activity to something more fragile. A plethora of headwinds weighed on economies and markets alike over the past year. Supply chain troubles lingered which combined with surging energy prices pushed inflation higher. Russia invaded Ukraine in February and added to inflation pressures with inflation continuing to broaden out while remaining stickier than anticipated. In response, central banks become more hawkish with aggressive rate hikes in the U.S. and UK which raised fears of a recession and resulted in downgraded growth expectations. While underlying fundamentals remained strong, the combination of elevated inflation and higher rates sank markets, both equities and bonds. The fund finished lower and underperformed it’s benchmark largely due to targeted allocations to long bonds, both investment grade credit and Treasuries in 2022. A healthy allocation to cash aided performance with both credit and government bonds down on a one-year lookback. The acceleration of U.S. inflation combined with aggressive rate hikes offset growing recession fears and pushed yields across the curve significantly higher in 2022 which more negatively impacted longer duration assets.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributor to the Fund’s performance on an absolute basis during the Reporting Period were SPDR Bloomberg 1-3 Month T-Bill ETF, SPDR Bloomberg International Treasury Bond ETF and SPDR Bloomberg High Yield Bond ETF. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were SPDR Portfolio Long Term Treasury ETF, SPDR Portfolio Long Term Corporate Bond ETF and SDPR Portfolio Mortgage Backed Bond ETF.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Fixed Income Sector Rotation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index
ONE YEAR	(11.78)%	(11.72)%	(10.29)%	(11.78)%	(11.72)%	(10.29)%
SINCE INCEPTION(1)	(2.26)%	(2.23)%	0.51%	(0.70)%	(0.69)%	0.16%
(1)	For the period April 2, 2019 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/19, 4/3/19, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Fixed Income Sector Rotation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Fixed Income Sector Rotation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
SPDR Portfolio Long Term Treasury ETF	27.5%
SPDR Portfolio Mortgage Backed Bond ETF	25.4
SPDR Bloomberg 1-3 Month T-Bill ETF	16.1
SPDR Portfolio Intermediate Term Treasury ETF	15.7
SPDR Portfolio Intermediate Term Corporate Bond ETF	14.5
TOTAL	99.2%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
Domestic Fixed Income	99.9%
Short Term Investments	17.7
Liabilities in Excess of Other Assets	(17.6)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA US Sector Rotation ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA US SECTOR ROTATION ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –11.02%, and the Index was –10.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Asset allocation and select sector positioning were primary drivers of Fund performance during the Reporting Period. Poor sector selection in the third and fourth quarter of the Reporting Period offset outperformance in the early part of the Reporting Period and contributed to overall portfolio underperformance compared to the Index. Market valuations improved but high inflation and slow manufacturing data turned cycle indicators in a less productive direction. Price momentum weakened, but earnings and sales expectations reigned especially weak. With the riskier backdrop, we preferred a relatively defensive stance as it pertained to equity market exposure. Within the sectors, improvements in economic growth propelled energy up our sector rankings in July 2021. Additionally, the uptick in COVID-19 cases brought demand concerns which further pressured energy, resulting in a large source of negative performance. As the Reporting Period progressed, a targeted overweight to the energy sector was the largest contributor to outperformance, as strong demand and sticky inflation buoyed the sector. Our targeted technology allocation contributed to negative performance, as rising rates and further expectations of a hawkish U.S. Federal Reserve increased and impacted sector sensitivity. By the end of the Reporting Period, targeted allocations to energy and utilities supported relative performance and offset negative impacts from financials and technology. The defensive nature of utilities helped provide ballast to the otherwise more cyclical sectors, as utilities fared well due to relatively stable earnings and sales expectations.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Consumer Staples Select Sector SPDR Fund (XLP), the Energy Select Sector SPDR Fund (XLE) and the Utilities Select Sector SPDR Fund (XLU). The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Consumer Discretionary Select Sector SPDR Fund (XLY), the Technology Select Sector SPDR Fund (XLK) and the Communication Services Select Sector SPDR Fund (XLC).
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA US Sector Rotation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P 500 Index	Net Asset Value	Market Value	S&P 500 Index
ONE YEAR	(11.02)%	(10.96)%	(10.62)%	(11.02)%	(10.96)%	(10.62)%
SINCE INCEPTION(1)	35.08%	35.21%	39.49%	9.71%	9.74%	10.81%
(1)	For the period April 2, 2019 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/19, 4/3/19, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA US Sector Rotation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA US Sector Rotation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
The Technology Select Sector SPDR Fund	24.7%
The Health Care Select Sector SPDR Fund	15.5
The Financial Select Sector SPDR Fund	11.6
The Materials Select Sector SPDR Fund	10.1
The Industrial Select Sector SPDR Fund	9.9
TOTAL	71.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2022

% of Net Assets
Domestic Equity	96.9%
Real Estate	2.8
Short Term Investments	17.5
Liabilities in Excess of Other Assets	(17.2)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) seeks to provide high total return from current income and capital appreciation. The Fund’s benchmark is the JP Morgan Corporate Emerging Market Bond Index Broad Diversified (the “Index”).
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –14.57%, and the Index was –14.25%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary drivers of Fund performance during the Reporting Period were duration positioning and asset allocation. In terms of duration positioning, the Fund consistently maintained a longer duration than the Index, which hurt relative performance as U.S. Treasury yields rose during the period. In terms of asset allocation, the Fund benefitted from its underweight allocation to Europe, particularly Russia and Ukraine, as well as its overweight position to Latin America. Additionally, the Fund was overweight Emerging Market (“the EM”) Sovereign debt, which hurt performance as Emerging Market Sovereign debt underperformed Emerging Market Corporate debt.
The Fund successfully avoided the fallout of the Russia/Ukraine conflict by carrying no allocation to Emerging Market European debt. This benefit was offset by the Fund’s duration positioning versus the Index. The Fund maintains a longer duration than the index and is overweight Emerging Market Sovereigns versus the Index. Shorter duration Emerging Market Corporate credit tended to outperform longer duration Emerging Market Sovereigns as the U.S. Treasury curve rose significantly over the period, with 2-year yields increasing by 271 basis points (bps), 10-year yields increasing by 155 bps and the 30-year yields increasing by 110 bps.
The Fund did not invest in derivatives during the Reporting Period.
On a sector level, the top contributor to the Fund’s performance during the Reporting Period was Emerging Market Corporate credit, which delivered a negative return but outperformed the benchmark. The top negative contributor to the Fund’s performance on an absolute basis during the Reporting Period was Emerging Market sovereign credit.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified
ONE YEAR	(14.57)%	(14.50)%	(14.25)%	(14.57)%	(14.50)%	(14.25)%
FIVE YEARS	(0.07)%	0.21%	6.39%	(0.01)%	0.04%	1.25%
SINCE INCEPTION(1)	11.41%	11.54%	17.03%	1.75%	1.77%	2.56%
(1)	For the period April 13, 2016 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/13/16, 4/14/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR DoubleLine Emerging Markets Fixed Income ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.65%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
Minejesa Capital B.V. 5.63% 8/10/2037	2.8%
TNB Global Ventures Capital Bhd 3.24% 10/19/2026	2.6
Galaxy Pipeline Assets Bidco, Ltd. 2.16% 3/31/2034	2.5
Chile Electricity PEC SpA 0.01% 1/25/2028	2.5
PSA Treasury Pte, Ltd. 2.13% 9/5/2029	2.4
TOTAL	12.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2022

% of Net Assets
Corporate Bonds & Notes	67.5%
Foreign Government Obligations	30.3
Short-Term Investment	0.9
Other Assets in Excess of Liabilities	1.3
TOTAL	100.0%
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years. The Fund’s benchmark is the Bloomberg U.S. Aggregate 1-3 Year Index (the “Index”)*.
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –4.52%, and the Index was –3.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary driver of underperformance was asset allocation as the portfolio maintained a higher credit allocation than the Index. This detracted from performance as credit spreads widened significantly in the second half of the reporting period. In terms of asset allocation, the Fund maintained a roughly sixty-five percent weighting to credit risk sectors compared to approximately thirty percent in the Index. This contributed negatively to performance as spread widening outweighed the duration benefit of these sectors. In terms of duration positioning, the Fund consistently maintained a shorter duration position than the Index.
The best performing sector within the Fund was U.S. Treasuries as the bills held in the portfolio benefitted from their ultra-short duration and high credit quality. The shorter duration structured credit sectors Collateralized Loan Obligations (CLOs), Commercial MBS and Asset Backed Securities were the next best performers as they were less negatively impacted by the rise in U.S. Treasury yields. Agency MBS and Emerging Markets experienced some duration-related price declines and were subsequently the largest detractors from performance.
The Fund did not invest in derivatives during the Reporting Period.
On a sector level, the top positive contributor to the Fund’s performance on an absolute basis during the Reporting Period was U.S. Treasuries. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Agency RMBS, Emerging Markets and Investment Grade Corporates.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
* Prior to 8/24/2021, the Bloomberg U.S. Aggregate 1-3 Year Index was known as the Bloomberg Barclays U.S. Aggregate 1-3 Year Index.
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate 1-3 Year Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate 1-3 Year Index
ONE YEAR	(4.52)%	(4.56)%	(3.58)%	(4.52)%	(4.56)%	(3.58)%
FIVE YEARS	4.07%	4.44%	5.18%	0.80%	0.87%	1.02%
SINCE INCEPTION(1)	6.35%	6.44%	6.24%	0.99%	1.01%	0.98%
(1)	For the period April 13, 2016 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (04/13/16, 04/14/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR DoubleLine Short Duration Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.45%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
U.S. Treasury Bills Zero Coupon, 8/11/2022	20.3%
Citigroup Mortgage Loan Trust 2007-AR8 CMO 3.33% 7/25/2037	2.4
Luminent Mortgage Trust CMO 1.94% 11/25/2036	1.9
Regatta XXIII Funding, Ltd. 2.21% 1/20/2035	1.7
Marble Point CLO XXI, Ltd. ABS 2.28% 10/17/2034	1.5
TOTAL	27.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2022

% of Net Assets
Asset-Backed Securities	22.2%
U.S. Treasury Obligations	20.3
Mortgage-Backed Securities	16.4
Corporate Bonds & Notes	15.7
U.S. Government Agency Obligations	8.0
Senior Floating Rate Loans	6.8
Commercial Mortgage Backed Securities	2.8
Foreign Government Obligations	1.8
Short-Term Investment	5.9
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
MANAGEMENT́S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR DoubleLine Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”)*.
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –9.75%, and the Index was –10.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary drivers of Fund performance were asset allocation and duration positioning. In terms of asset allocation, the Fund maintained a roughly forty-nine percent weighting to credit risk sectors compared to approximately thirty percent in the Index. This contributed positively to outperformance as the benefit of the shorter duration credit of the Fund outweighed spread widening. In terms of duration positioning, the Fund consistently maintained a shorter duration position than the Index, which bolstered relative performance as U.S. Treasury yields rose.
Speaking broadly, shorter duration credit sectors tended to outperform longer duration sectors as a result of the sharp rise in U.S. Treasury yields which occurred over the period. The best-performing sector within the Fund was Collateralized Loan Obligations (“the CLOs”), which generated only small, negative returns due to their low duration. Solid housing market fundamentals and short duration drove non-Agency MBS to be the second best performing sector, delivering a smaller negative return than the benchmark. The worst performing sectors were Emerging Markets and High Yield Corporates as increased risk-off sentiment drove spread widening towards the end of the period and the sectors’ longer duration detracted from returns.
The Fund did not invest in derivatives during the Reporting Period.
On a sector level, every sector in the portfolio declined during the period. The top contributors to the Fund’s outperformance during the Reporting Period were the shorter duration credit sectors Collateralized Loan Obligations (“the CLOs”), Non-Agency MBS, and Bank Loans. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Investment Grade Corporates, High Yield Corporates and Emerging Markets.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
* Prior to 8/24/2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index
ONE YEAR	(9.75)%	(9.80)%	(10.29)%	(9.75)%	(9.80)%	(10.29)%
FIVE YEARS	0.98%	0.49%	4.46%	0.20%	0.10%	0.88%
SINCE INCEPTION(1)	6.32%	6.18%	9.38%	0.84%	0.82%	1.23%
(1)	For the period February 23, 2015 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (02/23/15, 02/24/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR DoubleLine Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.55%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
Treasury Bonds 2.88% 5/15/2052	4.2%
Treasury Bonds 2.25% 2/15/2052	2.9
Federal Home Loan Mortgage Corp. CMO, REMIC 4.00% 7/15/2044	1.5
Securitized Asset-Backed Receivables LLC Trust 1.80% 5/25/2037	1.3
Treasury Notes 2.63% 4/15/2025	1.1
TOTAL	11.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2022

% of Net Assets
U.S. Government Agency Obligations	29.0%
U.S. Treasury Obligations	16.1
Mortgage-Backed Securities	14.2
Asset-Backed Securities	12.3
Commercial Mortgage Backed Securities	5.4
Foreign Government Obligations	1.1
Banks	1.8
Oil & Gas	1.0
Telecommunications	0.9
Electric	0.9
Retail	0.8
Commercial Services	0.8
Health Care Services	0.8
Pipelines	0.8
Software	0.7
Diversified Financial Services	0.7
Media	0.6
Insurance	0.6
Real Estate Investment Trusts	0.5
Pharmaceuticals	0.5
Chemicals	0.4
Internet	0.4
Food	0.4
Entertainment	0.3
Packaging & Containers	0.3
Transportation	0.3
Aerospace & Defense	0.3
Mining	0.3
Electronics	0.2
Beverages	0.2
Auto Manufacturers	0.2
Semiconductors	0.2
Leisure Time	0.2
Investment Company Security	0.2
Miscellaneous Manufacturer	0.2
Lodging	0.2
Machinery-Diversified	0.1
Building Materials	0.1
Airlines	0.1
Health Care Products	0.1
Auto Parts & Equipment	0.1
Agriculture	0.1
Biotechnology	0.1
Advertising	0.1
Oil & Gas Services	0.1
Forest Products & Paper	0.1
Environmental Control	0.1
Water	0.1
IT Services	0.1
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Portfolio Statistics (Unaudited)  (continued)

% of Net Assets
Home Builders	0.1%
Household Products & Wares	0.1
Construction Materials	0.1
Computers	0.1
Energy-Alternate Sources	0.1
Iron/Steel	0.1
Housewares	0.1
Distribution & Wholesale	0.1
Metal Fabricate & Hardware	0.0*
Real Estate	0.0*
Engineering & Construction	0.0*
Coal	0.0*
Cosmetics/Personal Care	0.0*
Trucking & Leasing	0.0*
Electrical Components & Equipment	0.0*
Machinery, Construction & Mining	0.0*
Household Products	0.0*
Home Furnishings	0.0*
Hand & Machine Tools	0.0*
Short-Term Investment	3.5
Other Assets in Excess of Liabilities	0.6
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA MULTI-ASSET REAL RETURN ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 98.1%
COMMODITIES — 23.3%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	6,039,426	$ 108,951,244
DOMESTIC EQUITY — 4.1%
The Energy Select Sector SPDR Fund (a)	271,581	19,420,757
INFLATION LINKED — 8.5%
SPDR Bloomberg 1-10 Year TIPS ETF (a)	2,036,829	39,636,692
INTERNATIONAL EQUITY — 25.5%
SPDR S&P Global Infrastructure ETF (a)(b)	2,215,734	118,408,825
VanEck Vectors Agribusiness ETF (b)	13,364	1,155,719
		119,564,544
INTERNATIONAL FIXED INCOME — 0.5%
SPDR FTSE International Government Inflation-Protected Bond ETF (a)	55,737	2,521,542
NATURAL RESOURCES — 28.1%
SPDR S&P Global Natural Resources ETF (a)(b)	2,278,511	118,687,638
SPDR S&P Metals & Mining ETF (a)(b)	293,310	12,729,654
		131,417,292
REAL ESTATE — 8.1%
SPDR Dow Jones International Real Estate ETF (a)(b)	90,476	2,553,233
SPDR Dow Jones REIT ETF (a)	369,583	35,139,952
		37,693,185
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $476,765,762)		459,205,256
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 12.3%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (c)(d)	8,773,651	$ 8,773,651
State Street Navigator Securities Lending Portfolio II (e)(f)	48,571,637	48,571,637
TOTAL SHORT-TERM INVESTMENTS (Cost $57,345,288)		$ 57,345,288
TOTAL INVESTMENTS — 110.4% (Cost $534,111,050)		516,550,544
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.4)%		(48,519,689)
NET ASSETS — 100.0%		$ 468,030,855
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2022.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$459,205,256	$—	$—	$459,205,256
Short-Term Investments	57,345,288	—	—	57,345,288
TOTAL INVESTMENTS	$516,550,544	$—	$—	$516,550,544
See accompanying notes to financial statements.

SPDR SSGA MULTI-ASSET REAL RETURN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
SPDR Bloomberg 1-10 Year TIPS ETF	524,888	$ 11,093,508	$ 40,051,439	$ 9,019,062	$ (175,329)	$ (2,313,864)	2,036,829	$ 39,636,692	$1,271,279
SPDR Dow Jones International Real Estate ETF	70,066	2,572,824	7,839,472	6,699,439	(747,762)	(411,862)	90,476	2,553,233	170,316
SPDR Dow Jones REIT ETF	49,905	5,234,535	39,346,621	5,276,270	514,470	(4,679,404)	369,583	35,139,952	460,482
SPDR FTSE International Government Inflation-Protected Bond ETF	87,385	4,931,135	10,141,281	11,499,924	(724,261)	(326,689)	55,737	2,521,542	436,991
SPDR S&P Global Infrastructure ETF	542,787	28,338,909	113,434,636	20,462,441	874,013	(3,776,292)	2,215,734	118,408,825	1,934,870
SPDR S&P Global Natural Resources ETF	605,103	32,070,459	122,496,644	25,367,012	2,354,913	(12,867,366)	2,278,511	118,687,638	3,171,671
SPDR S&P Metals & Mining ETF	113,854	4,902,553	17,120,493	7,976,657	430,849	(1,747,584)	293,310	12,729,654	83,428
State Street Institutional U.S. Government Money Market Fund, Class G Shares	606,310	606,310	31,941,552	23,774,211	—	—	8,773,651	8,773,651	14,088
State Street Navigator Securities Lending Portfolio II	12,421,543	12,421,543	633,781,203	597,631,109	—	—	48,571,637	48,571,637	202,108
The Energy Select Sector SPDR Fund	95,477	5,143,346	20,694,283	8,438,203	989,095	1,032,236	271,581	19,420,757	479,162
Total		$107,315,122	$1,036,847,624	$716,144,328	$3,515,988	$(25,090,825)		$406,443,581	$8,224,395
See accompanying notes to financial statements.

SPDR SSGA INCOME ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 96.0%
DOMESTIC EQUITY — 26.3%
Invesco KBW Premium Yield Equity REIT ETF	149,971	$ 3,312,860
iShares Mortgage Real Estate ETF (a)	170,436	4,557,459
SPDR ICE Preferred Securities ETF (a)(b)	135,451	4,855,918
SPDR Portfolio S&P 500 High Dividend ETF (a)(b)	309,596	12,355,976
		25,082,213
DOMESTIC FIXED INCOME — 42.5%
SPDR Blackstone Senior Loan ETF (a)(b)	478,391	19,920,201
SPDR Bloomberg Convertible Securities ETF (a)(b)	44,018	2,841,802
SPDR Bloomberg High Yield Bond ETF (b)	20,953	1,900,647
SPDR Portfolio Long Term Corporate Bond ETF (b)	99,847	2,405,314
SPDR Portfolio Long Term Treasury ETF (b)	410,560	13,577,219
		40,645,183
INTERNATIONAL EQUITY — 17.1%
SPDR S&P Global Infrastructure ETF (b)	144,598	7,727,317
SPDR S&P International Dividend ETF (b)	250,835	8,606,149
		16,333,466
INTERNATIONAL FIXED INCOME — 10.1%
SPDR Bloomberg Emerging Markets Local Bond ETF (b)	471,277	9,637,615
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $103,828,467)		91,698,477
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 35.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (c)(d)	3,843,857	$ 3,843,857
State Street Navigator Securities Lending Portfolio II (e)(f)	30,179,720	30,179,720
TOTAL SHORT-TERM INVESTMENTS (Cost $34,023,577)		$ 34,023,577
TOTAL INVESTMENTS — 131.6% (Cost $137,852,044)		125,722,054
LIABILITIES IN EXCESS OF OTHER ASSETS — (31.6)%		(30,162,886)
NET ASSETS — 100.0%		$ 95,559,168
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	All or a portion of the shares of the security are on loan at June 30, 2022.
(b)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$ 91,698,477	$—	$—	$ 91,698,477
Short-Term Investments	34,023,577	—	—	34,023,577
TOTAL INVESTMENTS	$125,722,054	$—	$—	$125,722,054
See accompanying notes to financial statements.

SPDR SSGA INCOME ALLOCATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
SPDR Blackstone Senior Loan ETF	549,297	$ 25,426,958	$ 9,742,738	$ 12,916,957	$ (178,862)	$ (2,153,676)	478,391	$ 19,920,201	$1,025,224
SPDR Bloomberg Convertible Securities ETF	76,343	6,621,229	2,123,253	4,759,752	445,923	(1,588,851)	44,018	2,841,802	102,279
SPDR Bloomberg Emerging Markets Local Bond ETF	468,207	12,374,711	5,573,041	5,656,371	(193,744)	(2,460,022)	471,277	9,637,615	409,195
SPDR Bloomberg High Yield Bond ETF	81,478	8,959,321	8,208,111	14,406,253	(395,584)	(464,948)	20,953	1,900,647	255,045
SPDR ICE Preferred Securities ETF	201,783	8,922,844	2,923,438	5,758,445	(294,724)	(937,195)	135,451	4,855,918	361,074
SPDR Portfolio Long Term Corporate Bond ETF	310,973	9,882,722	5,200,574	11,127,291	(742,570)	(808,121)	99,847	2,405,314	244,748
SPDR Portfolio Long Term Treasury ETF	216,247	8,931,001	15,920,764	8,451,148	(56,180)	(2,767,218)	410,560	13,577,219	198,087
SPDR Portfolio S&P 500 High Dividend ETF	480,228	19,252,341	19,443,881	26,133,856	1,021,106	(1,227,496)	309,596	12,355,976	573,392
SPDR S&P Global Infrastructure ETF	117,732	6,146,788	6,414,987	4,932,381	150,883	(52,960)	144,598	7,727,317	194,133
SPDR S&P International Dividend ETF	279,929	11,029,202	15,286,445	16,705,907	72,002	(1,075,593)	250,835	8,606,149	399,679
State Street Institutional U.S. Government Money Market Fund, Class G Shares	85,137	85,137	9,606,816	5,848,096	—	—	3,843,857	3,843,857	2,914
State Street Navigator Securities Lending Portfolio II	10,114,067	10,114,067	391,994,887	371,929,234	—	—	30,179,720	30,179,720	165,067
Total		$127,746,321	$492,438,935	$488,625,691	$ (171,750)	$(13,536,080)		$117,851,735	$3,930,837
See accompanying notes to financial statements.

SPDR SSGA GLOBAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 95.0%
COMMODITIES — 7.9%
Invesco DB Gold Fund (a)	140,900	$ 7,207,796
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	653,994	11,798,051
		19,005,847
DOMESTIC EQUITY — 26.4%
SPDR Portfolio S&P 600 Small Cap ETF (b)	374,403	13,471,020
SPDR S&P 500 ETF Trust (b)	80,272	30,282,612
SPDR S&P MidCap 400 ETF Trust (b)(c)	11,823	4,888,692
The Energy Select Sector SPDR Fund (b)	68,732	4,915,025
The Materials Select Sector SPDR Fund (b)(c)	66,063	4,862,237
The Utilities Select Sector SPDR Fund (b)(c)	71,668	5,026,077
		63,445,663
DOMESTIC FIXED INCOME — 20.7%
SPDR Blackstone Senior Loan ETF (b)(c)	202,281	8,422,981
SPDR Bloomberg International Treasury Bond ETF (b)	418,602	9,694,823
SPDR Portfolio Aggregate Bond ETF (b)(c)	231,832	6,108,773
SPDR Portfolio Intermediate Term Treasury ETF (b)	373,341	11,002,359
SPDR Portfolio Long Term Treasury ETF (b)	443,258	14,658,542
		49,887,478
INFLATION LINKED — 7.0%
SPDR Bloomberg 1-10 Year TIPS ETF (b)	867,998	16,891,241
INTERNATIONAL EQUITY — 30.0%
SPDR Portfolio Developed World ex-US ETF (b)(c)	1,740,818	50,205,191
SPDR Portfolio Emerging Markets ETF (b)(c)	422,956	14,706,180
SPDR S&P International Small Cap ETF (b)(c)	254,837	7,372,435
		72,283,806
INTERNATIONAL FIXED INCOME — 2.5%
SPDR Bloomberg Emerging Markets Local Bond ETF (b)	296,971	6,073,057
Security Description	Shares	Value
REAL ESTATE — 0.5%
SPDR Dow Jones International Real Estate ETF (b)(c)	43,111	$ 1,216,593
SPDR Dow Jones REIT ETF (b)	42	3,993
		1,220,586
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $232,571,872)		228,807,678
SHORT-TERM INVESTMENTS — 20.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (d)(e)	11,863,750	11,863,750
State Street Navigator Securities Lending Portfolio II (f)(g)	36,578,077	36,578,077
TOTAL SHORT-TERM INVESTMENTS (Cost $48,441,827)		$ 48,441,827
TOTAL INVESTMENTS — 115.1% (Cost $281,013,699)		277,249,505
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.1)%		(36,415,680)
NET ASSETS — 100.0%		$ 240,833,825
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Non-income producing security.
(b)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(c)	All or a portion of the shares of the security are on loan at June 30, 2022.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2022.
(f)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

SPDR SSGA GLOBAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$228,807,678	$—	$—	$228,807,678
Short-Term Investments	48,441,827	—	—	48,441,827
TOTAL INVESTMENTS	$277,249,505	$—	$—	$277,249,505

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
SPDR Blackstone Senior Loan ETF	—	$ —	$ 10,918,363	$ 1,647,812	$ (49,012)	$ (798,558)	202,281	$ 8,422,981	$ 176,414
SPDR Bloomberg 1-10 Year TIPS ETF	—	—	22,718,800	4,603,948	(63,708)	(1,159,903)	867,998	16,891,241	506,332
SPDR Bloomberg Emerging Markets Local Bond ETF	105,951	2,800,285	5,666,288	1,034,410	(74,164)	(1,284,942)	296,971	6,073,057	160,956
SPDR Bloomberg High Yield Bond ETF	104,639	11,506,104	22,594,809	33,560,234	165,635	(706,314)	—	—	213,908
SPDR Bloomberg International Corporate Bond ETF	—	—	3,050,301	2,971,054	(79,247)	—	—	—	2,425
SPDR Bloomberg International Treasury Bond ETF	—	—	17,664,119	6,280,147	(594,468)	(1,094,681)	418,602	9,694,823	37,357
SPDR Dow Jones International Real Estate ETF	74,309	2,728,626	6,755,958	7,397,940	(398,633)	(471,418)	43,111	1,216,593	215,420
SPDR Dow Jones REIT ETF	26,393	2,768,362	6,899,336	9,534,672	356,027	(485,060)	42	3,993	58,270
SPDR FTSE International Government Inflation-Protected Bond ETF	—	—	6,047,734	5,916,387	(131,347)	—	—	—	84,501
SPDR Portfolio Aggregate Bond ETF	239,071	7,174,521	40,435,687	40,855,828	(652,522)	6,915	231,832	6,108,773	170,631
SPDR Portfolio Developed World ex-US ETF	1,158,110	42,606,867	49,636,452	31,432,146	(37,997)	(10,567,985)	1,740,818	50,205,191	1,789,169
SPDR Portfolio Emerging Markets ETF	435,506	19,815,523	20,103,778	19,648,285	(563,913)	(5,000,923)	422,956	14,706,180	450,719
SPDR Portfolio Europe ETF	261,673	10,951,015	18,524,255	28,195,147	(1,458,843)	178,720	—	—	143,953
SPDR Portfolio Intermediate Term Corporate Bond ETF	467,736	17,165,911	1,956,830	18,743,317	(18,127)	(361,297)	—	—	131,361
SPDR Portfolio Intermediate Term Treasury ETF	—	—	11,703,597	772,132	(3,194)	74,088	373,341	11,002,359	3,469
SPDR Portfolio Long Term Corporate Bond ETF	461,225	14,657,731	2,644,524	14,775,907	(2,406,071)	(120,277)	—	—	362,387
SPDR Portfolio Long Term Treasury ETF	212,957	8,795,124	15,774,436	6,381,645	(336,502)	(3,192,871)	443,258	14,658,542	240,167
SPDR Portfolio S&P 600 Small Cap ETF	315,273	13,853,095	22,021,297	20,067,142	1,882,777	(4,219,007)	374,403	13,471,020	224,303
SPDR Portfolio TIPS ETF	461,214	14,362,204	1,886,696	16,066,937	839,676	(1,021,639)	—	—	458,219
SPDR S&P 500 ETF Trust	141,995	60,782,380	43,948,485	71,176,215	14,998,052	(18,270,090)	80,272	30,282,612	644,416
SPDR S&P Emerging Markets SmallCap ETF	47,193	2,893,875	418,150	3,187,848	650,301	(774,478)	—	—	57,722
SPDR S&P International Small Cap ETF	214,290	8,284,451	3,210,365	1,866,457	98,313	(2,354,237)	254,837	7,372,435	249,776
SPDR S&P MidCap 400 ETF Trust	11,391	5,593,095	1,730,981	1,583,595	275,377	(1,127,166)	11,823	4,888,692	61,063
State Street Institutional U.S. Government Money Market Fund, Class G Shares	4,881,145	4,881,145	48,087,813	41,105,208	—	—	11,863,750	11,863,750	34,263
State Street Navigator Securities Lending Portfolio II	42,661,109	42,661,109	1,394,583,113	1,400,666,145	—	—	36,578,077	36,578,077	291,090
The Communication Services Select Sector SPDR Fund	—	—	6,118,012	5,849,495	(268,517)	—	—	—	9,793
The Consumer Staples Select Sector SPDR Fund	—	—	8,924,385	9,040,655	116,270	—	—	—	17,922
The Energy Select Sector SPDR Fund	50,960	2,745,215	15,879,628	13,908,481	207,200	(8,537)	68,732	4,915,025	139,506
The Financial Select Sector SPDR Fund	—	—	11,876,860	11,323,569	(553,291)	—	—	—	35,845
The Industrial Select Sector SPDR Fund	27,205	2,785,792	5,812,771	8,597,571	(45,588)	44,596	—	—	—
The Materials Select Sector SPDR Fund	65,593	5,398,960	9,840,399	9,456,471	(403,432)	(517,219)	66,063	4,862,237	78,942
The Technology Select Sector SPDR Fund	41,332	6,103,083	1,573,571	7,844,962	789,497	(621,189)	—	—	25,833
The Utilities Select Sector SPDR Fund	—	—	5,327,030	160,635	(857)	(139,461)	71,668	5,026,077	36,575
Total		$311,314,473	$1,844,334,823	$1,855,652,397	$12,239,692	$(53,992,933)		$258,243,658	$ 7,112,707
See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 58.7%
AEROSPACE & DEFENSE — 1.7%
Boeing Co.:
1.17%, 2/4/2023	$ 665,000	$ 657,319
1.43%, 2/4/2024	1,000,000	956,650
4.51%, 5/1/2023	2,000,000	2,008,640
L3Harris Technologies, Inc. 3 Month USD LIBOR + 0.75%, 2.44%, 3/10/2023 (a)	1,500,000	1,500,975
		5,123,584
AGRICULTURE — 0.8%
Imperial Brands Finance PLC 3.50%, 2/11/2023 (b)	2,500,000	2,486,500
AUTO MANUFACTURERS — 4.1%
American Honda Finance Corp.:
Series MTN, 3 Month USD LIBOR + 0.37%, 1.77%, 5/10/2023 (a)	1,900,000	1,893,407
Series MTN, 3 Month USD LIBOR + 0.47%, 1.88%, 11/16/2022 (a)	1,200,000	1,200,132
Daimler Trucks Finance North America LLC:
SOFR + 0.60%, 2.09%, 12/14/2023 (a) (b)	1,000,000	992,700
SOFR + 0.75%, 2.23%, 12/13/2024 (a) (b)	1,500,000	1,479,345
Ford Motor Credit Co. LLC 2.30%, 2/10/2025	1,680,000	1,508,707
Hyundai Capital America 0.80%, 1/8/2024 (b)	1,500,000	1,425,645
Nissan Motor Acceptance Co. LLC:
3 Month USD LIBOR + 0.64%, 2.31%, 3/8/2024 (a) (b)	1,000,000	979,400
3 Month USD LIBOR + 0.65%, 1.67%, 7/13/2022 (a) (b)	1,000,000	999,840
Toyota Motor Credit Corp. Series MTN, 3 Month USD LIBOR + 0.48%, 2.15%, 9/8/2022 (a)	2,000,000	1,998,540
		12,477,716
BANKS — 16.8%
Bank of America Corp. Series MTN, SOFR + 0.73%, 1.76%, 10/24/2024 (a)	1,000,000	988,640
Bank of Montreal SOFR + 0.35%, 1.77%, 12/8/2023 (a)	1,755,000	1,736,362
Citigroup, Inc. 3 Month USD LIBOR + 1.43%, 3.01%, 9/1/2023 (a)	1,250,000	1,248,500
Security Description	Principal Amount	Value
Cooperatieve Rabobank UA 3 Month USD LIBOR + 0.48%, 1.47%, 1/10/2023 (a)	$ 250,000	$ 249,655
Credit Suisse Group AG 3 Month USD LIBOR + 1.20%, 2.94%, 12/14/2023 (a) (b)	1,000,000	998,870
Goldman Sachs Group, Inc.:
3 Month USD LIBOR + 0.75%, 2.25%, 2/23/2023 (a)	1,500,000	1,495,260
SOFR + 0.49%, 1.44%, 10/21/2024 (a)	1,500,000	1,459,950
SOFR + 0.58%, 2.00%, 3/8/2024 (a)	1,000,000	984,540
GSK Consumer Healthcare Capital US LLC SOFR + 0.89%, 2.40%, 3/24/2024 (a) (b)	750,000	749,407
HSBC Holdings PLC:
4.25%, 3/14/2024	1,000,000	996,070
SOFR + 1.43%, 2.83%, 3/10/2026 (a)	1,000,000	989,170
SOFR + 0.58%, 1.85%, 11/22/2024 (a)	1,250,000	1,213,650
JPMorgan Chase & Co.:
3 Month USD LIBOR + 0.73%, 1.91%, 4/23/2024 (a)	1,000,000	985,160
3 Month USD LIBOR + 1.23%, 2.41%, 10/24/2023 (a)	1,500,000	1,499,550
Macquarie Group, Ltd. SOFR + 0.71%, 1.57%, 10/14/2025 (a) (b)	2,000,000	1,966,920
Mitsubishi UFJ Financial Group, Inc. 3 Month USD LIBOR + 0.79%, 1.97%, 7/25/2022 (a)	1,500,000	1,499,475
Mizuho Financial Group, Inc. 3 Month USD LIBOR + 0.88%, 2.60%, 9/11/2022 (a)	3,000,000	2,998,500
Morgan Stanley:
Series GMTN, 3 Month USD LIBOR + 1.22%, 2.59%, 5/8/2024 (a)	1,682,000	1,684,809
Series GMTN, SOFR + 0.51%, 0.79%, 1/22/2025 (a)	1,500,000	1,419,195
Series MTN, 3 Month USD LIBOR + 1.40%, 2.58%, 10/24/2023 (a)	2,000,000	2,000,320
National Australia Bank, Ltd. 1.39%, 1/12/2025 (b)	1,500,000	1,418,715
NatWest Markets PLC SOFR + 0.53%, 1.74%, 8/12/2024 (a) (b)	2,125,000	2,099,096

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Royal Bank of Canada:
Series GMTN, 3 Month USD LIBOR + 0.36%, 1.40%, 1/17/2023 (a)	$ 3,000,000	$ 2,992,560
Series GMTN, SOFR + 0.53%, 1.46%, 1/20/2026 (a)	500,000	485,210
Standard Chartered PLC SOFR + 1.25%, 2.10%, 10/14/2023 (a) (b)	1,000,000	993,890
Sumitomo Mitsui Financial Group, Inc.:
3 Month USD LIBOR + 0.80%, 1.84%, 10/16/2023 (a)	1,000,000	999,850
3 Month USD LIBOR + 0.86%, 1.90%, 7/19/2023 (a)	2,000,000	1,999,180
Sumitomo Mitsui Trust Bank, Ltd.:
0.80%, 9/16/2024 (b)	2,500,000	2,335,300
SOFR + 0.44%, 1.90%, 9/16/2024 (a) (b)	1,500,000	1,472,955
Toronto-Dominion Bank:
SOFR + 0.91%, 2.33%, 3/8/2024 (a)	2,000,000	1,992,660
Series MTN, SOFR + 0.35%, 1.79%, 9/10/2024 (a)	1,515,000	1,481,019
Truist Bank SOFR + 0.20%, 1.07%, 1/17/2024 (a)	1,000,000	985,930
UBS Group AG 3 Month USD LIBOR + 0.95%, 2.36%, 8/15/2023 (a) (b)	2,000,000	1,999,200
Wells Fargo & Co. 3 Month USD LIBOR + 1.23%, 2.47%, 10/31/2023 (a)	1,500,000	1,500,630
Westpac Banking Corp. 3 Month USD LIBOR + 0.39%, 1.41%, 1/13/2023 (a)	1,000,000	998,540
		50,918,738
CHEMICALS — 3.1%
DuPont de Nemours, Inc. 3 Month USD LIBOR + 1.11%, 2.52%, 11/15/2023 (a)	1,460,000	1,464,949
RPM International, Inc. 3.45%, 11/15/2022	7,839,000	7,827,242
		9,292,191
COMMERCIAL SERVICES — 0.2%
Cintas Corp. No. 2 3.45%, 5/1/2025	585,000	583,005
Security Description	Principal Amount	Value
COMPUTERS — 0.5%
Leidos, Inc. 2.95%, 5/15/2023	$ 1,435,000	$ 1,420,880
DIVERSIFIED FINANCIAL SERVICES — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
SOFR + 0.68%, 2.19%, 9/29/2023 (a)	1,000,000	983,990
Series 3NC1, 1.75%, 10/29/2024	1,000,000	925,910
Air Lease Corp. 3.00%, 9/15/2023	1,500,000	1,477,335
Blackstone Holdings Finance Co. LLC 4.75%, 2/15/2023 (b)	1,500,000	1,507,635
		4,894,870
ELECTRIC — 5.5%
Alliant Energy Finance LLC 3.75%, 6/15/2023 (b)	1,000,000	999,630
CenterPoint Energy, Inc. SOFR + 0.65%, 1.87%, 5/13/2024 (a)	1,500,000	1,464,090
Duke Energy Corp. SOFR + 0.25%, 1.69%, 6/10/2023 (a)	1,000,000	991,870
National Rural Utilities Cooperative Finance Corp. Series D, SOFR + 0.33%, 1.20%, 10/18/2024 (a)	2,500,000	2,468,925
NextEra Energy Capital Holdings, Inc.:
SOFR + 0.40%, 1.50%, 11/3/2023 (a)	1,500,000	1,481,220
SOFR + 1.02%, 2.07%, 3/21/2024 (a)	2,000,000	1,983,700
Pacific Gas & Electric Co. 1.37%, 3/10/2023	1,745,000	1,716,888
Pacific Gas and Electric Co. SOFR + 1.15%, 2.37%, 11/14/2022 (a)	1,850,000	1,849,482
Southern California Edison Co. Series J, 0.70%, 8/1/2023	3,850,000	3,733,191
		16,688,996
ENTERTAINMENT — 1.6%
Magallanes, Inc.:
3.53%, 3/15/2024 (b)	2,500,000	2,450,250
SOFR + 1.78%, 3.26%, 3/15/2024 (a) (b)	2,500,000	2,491,700
		4,941,950
GAS — 2.5%
Atmos Energy Corp. 3 Month USD LIBOR + 0.38%, 2.07%, 3/9/2023 (a)	3,125,000	3,117,563

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
CenterPoint Energy Resources Corp. 3 Month USD LIBOR + 0.50%, 2.11%, 3/2/2023 (a)	$ 3,450,000	$ 3,439,132
ONE Gas, Inc. 3 Month USD LIBOR + 0.61%, 2.33%, 3/11/2023 (a)	1,000,000	995,400
		7,552,095
HEALTH CARE PRODUCTS — 2.5%
PerkinElmer, Inc. 0.85%, 9/15/2024	1,000,000	927,720
Thermo Fisher Scientific, Inc.:
SOFR + 0.35%, 1.22%, 4/18/2023 (a)	3,000,000	2,991,750
SOFR + 0.39%, 1.26%, 10/18/2023 (a)	2,500,000	2,471,025
SOFR + 0.53%, 1.40%, 10/18/2024 (a)	1,135,000	1,110,961
		7,501,456
HEALTH CARE SERVICES — 0.6%
Centene Corp. 4.25%, 12/15/2027	2,000,000	1,867,520
INSURANCE — 3.4%
Allstate Corp. 3 Month USD LIBOR + 0.63%, 2.86%, 3/29/2023 (a)	1,500,000	1,497,840
Athene Global Funding SOFR + 0.70%, 1.99%, 5/24/2024 (a) (b)	2,000,000	1,942,000
Jackson National Life Global Funding SOFR + 0.60%, 1.32%, 1/6/2023 (a) (b)	2,398,000	2,392,125
MET Tower Global Funding SOFR + 0.55%, 1.42%, 1/17/2023 (a) (b)	1,500,000	1,498,575
Metropolitan Life Global Funding I SOFR + 0.57%, 1.41%, 1/13/2023 (a) (b)	1,500,000	1,497,630
Pricoa Global Funding I 2.40%, 9/23/2024 (b)	1,500,000	1,450,440
		10,278,610
INVESTMENT COMPANY SECURITY — 0.3%
Blackstone Private Credit Fund 2.35%, 11/22/2024 (b)	1,000,000	916,400
LEISURE TIME — 0.3%
Brunswick Corp. 0.85%, 8/18/2024	1,000,000	922,860
LODGING — 0.5%
Hyatt Hotels Corp. 1.30%, 10/1/2023	1,530,000	1,480,321
Security Description	Principal Amount	Value
MACHINERY-DIVERSIFIED — 2.4%
CNH Industrial Capital LLC 3.95%, 5/23/2025	$ 960,000	$ 947,904
John Deere Capital Corp.:
3.40%, 6/6/2025	1,390,000	1,385,594
Series MTN, 3 Month USD LIBOR + 0.48%, 2.15%, 9/8/2022 (a)	1,395,000	1,394,581
Series MTN, SOFR + 0.20%, 0.92%, 10/11/2024 (a)	2,500,000	2,452,525
Rockwell Automation, Inc. 0.35%, 8/15/2023	1,000,000	970,070
		7,150,674
MISCELLANEOUS MANUFACTURER — 0.8%
Carlisle Cos., Inc. 0.55%, 9/1/2023	575,000	554,869
Parker-Hannifin Corp. 3.65%, 6/15/2024	1,000,000	993,460
Siemens Financieringsmaatschappij NV SOFR + 0.43%, 1.88%, 3/11/2024 (a) (b)	1,000,000	992,270
		2,540,599
OIL & GAS — 1.0%
Chevron USA, Inc. 3.90%, 11/15/2024	1,000,000	1,009,640
Continental Resources, Inc. 2.27%, 11/15/2026 (b)	1,250,000	1,108,937
Shell International Finance B.V. 3 Month USD LIBOR + 0.40%, 1.82%, 11/13/2023 (a)	1,000,000	996,320
		3,114,897
PACKAGING & CONTAINERS — 1.1%
Berry Global, Inc. 0.95%, 2/15/2024	1,000,000	947,230
Graphic Packaging International LLC 0.82%, 4/15/2024 (b)	1,000,000	937,490
Sonoco Products Co. 1.80%, 2/1/2025	1,470,000	1,377,640
		3,262,360
PHARMACEUTICALS — 2.3%
Astrazeneca Finance LLC 0.70%, 5/28/2024	3,000,000	2,845,860
Bayer US Finance II LLC 3 Month USD LIBOR + 1.01%, 2.84%, 12/15/2023 (a) (b)	1,500,000	1,490,130
Bristol-Myers Squibb Co. 0.54%, 11/13/2023	1,640,000	1,585,585

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Cigna Corp. 3 Month USD LIBOR + 0.89%, 1.93%, 7/15/2023 (a)	$ 1,000,000	$ 1,005,690
		6,927,265
PIPELINES — 1.3%
Enbridge, Inc. 0.55%, 10/4/2023	1,000,000	962,780
Southern Natural Gas Co. LLC 0.63%, 4/28/2023 (b)	1,145,000	1,109,929
TransCanada PipeLines, Ltd. 1.00%, 10/12/2024	2,035,000	1,901,015
		3,973,724
RETAIL — 0.8%
7-Eleven, Inc. 0.80%, 2/10/2024 (b)	2,000,000	1,899,340
Genuine Parts Co. 1.75%, 2/1/2025	660,000	622,961
		2,522,301
TELECOMMUNICATIONS — 2.3%
AT&T, Inc.:
0.90%, 3/25/2024	1,500,000	1,433,355
SOFR + 0.64%, 2.15%, 3/25/2024 (a)	1,500,000	1,484,880
Verizon Communications, Inc.:
3 Month USD LIBOR + 1.10%, 2.51%, 5/15/2025 (a)	1,500,000	1,490,880
SOFR + 0.50%, 2.01%, 3/22/2024 (a)	2,500,000	2,467,725
		6,876,840
TRANSPORTATION — 0.7%
Canadian Pacific Railway Co. 1.35%, 12/2/2024	1,895,000	1,786,758
United Parcel Service, Inc. 3 Month USD LIBOR + 0.45%, 2.73%, 4/1/2023 (a)	200,000	199,966
		1,986,724
TOTAL CORPORATE BONDS & NOTES (Cost $181,454,299)		177,703,076
ASSET-BACKED SECURITIES — 7.5%
ASSET-BACKED - OTHER — 2.5%
Ford Credit Floorplan Master Owner Trust A Series 2020-1, Class A2, Class A2, 1 Month USD LIBOR + 0.50%, 1.82%, 9/15/2025 (a)	7,550,000	7,556,085
Security Description	Principal Amount	Value
AUTOMOBILE — 0.1%
Enterprise Fleet Financing LLC Series 2019-3, Class A2, 2.06%, 5/20/2025 (b)	$ 401,929	$ 400,923
CREDIT CARD — 4.9%
American Express Credit Account Master Trust Series 2017-5, Class A, 1 Month USD LIBOR + 0.38%, 1.70%, 2/18/2025 (a)	1,000,000	999,861
Discover Card Execution Note Trust Series 2017-A7, Class A7, 1 Month USD LIBOR + 0.36%, 1.68%, 4/15/2025 (a)	1,500,000	1,500,585
Golden Credit Card Trust Series 2017-4A, Class A, 1 Month USD LIBOR + 0.52%, 1.84%, 7/15/2024 (a) (b)	5,200,000	5,199,024
Master Credit Card Trust II Series 2018-1A, Class A, 1 Month USD LIBOR + 0.49%, 2.10%, 7/21/2024 (a) (b)	7,000,000	7,000,429
		14,699,899
TOTAL ASSET-BACKED SECURITIES (Cost $22,732,271)		22,656,907
U.S. TREASURY OBLIGATIONS — 22.8%
U.S. Treasury Bills:
Zero Coupon, 7/21/2022	25,000,000	24,985,903
Zero Coupon, 8/2/2022 (c)	17,000,000	16,982,660
U.S. Treasury Notes 0.25%, 9/30/2023 (Cost $27,913,781)	27,995,200	27,072,233
TOTAL U.S. TREASURY OBLIGATIONS (Cost $69,884,193)		69,040,796
MORTGAGE-BACKED SECURITIES — 3.4%
BHMS Series 2018-ATLS, Class A, 1 Month USD LIBOR + 1.25%, 2.57%, 7/15/2035 (a) (b)	2,870,000	2,760,312
BPR Trust 2022-OANA Series 2022-OANA, Class A, 1 Month USD SOFR + 1.90%, 3.18%, 4/15/2037 (a) (b)	1,800,000	1,761,160
BX Commercial Mortgage Trust Series 2019-XL, Class A, 1 Month USD LIBOR + 0.92%, 2.24%, 10/15/2036 (a) (b)	1,435,309	1,411,926

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 1 Month USD LIBOR + 0.98%, 2.30%, 5/15/2036 (a) (b)	$ 4,350,000	$ 4,278,052
TOTAL MORTGAGE-BACKED SECURITIES (Cost $10,454,987)		10,211,450
COMMERCIAL MORTGAGE BACKED SECURITIES — 3.7%
BX 2021-LBA3 Mortgage Trust Series 2021-PAC, Class B, 1 Month USD LIBOR + 0.90%, 2.22%, 10/15/2036 (a) (b)	2,500,000	2,353,834
BX Commercial Mortgage Trust Series 2021-VINO, Class A, 1 Month USD LIBOR + 0.65%, 1.98%, 5/15/2038 (a) (b)	4,365,000	4,160,763
Cold Storage Trust Series 2020-ICE5, Class B, 1 Month USD LIBOR + 1.30%, 2.62%, 11/15/2037 (a) (b)	4,914,953	4,778,028
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $11,715,735)		11,292,625
	Shares
SHORT-TERM INVESTMENT — 9.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (d) (e) (Cost $29,493,611)	29,493,611	29,493,611
TOTAL INVESTMENTS — 105.8% (Cost $325,735,096)		320,398,465
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.8)%		(17,670,763)
NET ASSETS — 100.0%		$ 302,727,702

(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 26.8% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	When-issued security.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2022.
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

At June 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Yr. U.S. Treasury Notes Futures (short)	(224)	09/30/2022	$(47,168,305)	$(47,043,500)	$124,805

During the period ended June 30, 2022, average notional value related to long futures contracts was $708,844 and short futures contracts was $23,220,847.
See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$177,703,076	$—	$177,703,076
Asset-Backed Securities	—	22,656,907	—	22,656,907
U.S. Treasury Obligations	—	69,040,796	—	69,040,796
Mortgage-Backed Securities	—	10,211,450	—	10,211,450
Commercial Mortgage Backed Securities	—	11,292,625	—	11,292,625
Short-Term Investment	29,493,611	—	—	29,493,611
TOTAL INVESTMENTS	$ 29,493,611	$290,904,854	$—	$320,398,465
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	$ 124,805	$ —	$—	$ 124,805
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ 124,805	$ —	$—	$ 124,805
TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$29,618,416	$290,904,854	$—	$320,523,270
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	62,702,468	$62,702,468	$608,026,933	$641,235,790	$—	$—	29,493,611	$29,493,611	$58,272
See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 59.2%
AUSTRALIA — 0.7%
FMG Resources August 2006 Pty, Ltd. 4.50%, 9/15/2027 (a)	$ 97,000	$ 87,929
FMG Resources August Pty. Ltd. 5.88%, 4/15/2030 (a)	7,000	6,363
Infrabuild Australia Pty, Ltd. 12.00%, 10/1/2024 (a)	12,000	11,711
Mineral Resources, Ltd.:
8.00%, 11/1/2027 (a)	10,000	9,769
8.13%, 5/1/2027 (a)	83,000	82,318
		198,090
BRAZIL — 0.0% (b)
MercadoLibre, Inc. 2.00%, 8/15/2028	4,000	6,513
CANADA — 1.9%
Athabasca Oil Corp. 9.75%, 11/1/2026 (a)	17,000	17,819
Baffinland Iron Mines Corp./Baffinland Iron Mines L.P. 8.75%, 7/15/2026 (a)	44,000	38,394
Baytex Energy Corp. 8.75%, 4/1/2027 (a)	29,000	28,930
Bombardier, Inc.:
6.00%, 2/15/2028 (a)	53,000	39,764
7.50%, 12/1/2024 (a)	17,000	15,947
Garda World Security Corp. 9.50%, 11/1/2027 (a)	27,000	24,813
MEG Energy Corp. 7.13%, 2/1/2027 (a)	97,000	97,855
Methanex Corp. 5.65%, 12/1/2044	27,000	19,087
Parkland Corp. 4.50%, 10/1/2029 (a)	34,000	27,694
Strathcona Resources, Ltd. 6.88%, 8/1/2026 (a)	169,000	153,236
Taseko Mines, Ltd. 7.00%, 2/15/2026 (a)	44,000	37,786
Tervita Corp. 11.00%, 12/1/2025 (a)	42,000	45,682
TransAlta Corp. 6.50%, 3/15/2040	7,000	6,484
		553,491
CHINA — 0.6%
Alibaba Group Holding, Ltd. 3.15%, 2/9/2051	159,000	108,793
NXP BV/NXP Funding LLC/NXP USA, Inc. 5.00%, 1/15/2033	54,000	52,772
		161,565
Security Description	Principal Amount	Value
FINLAND — 0.2%
Nokia Oyj 6.63%, 5/15/2039	$ 56,000	$ 55,326
FRANCE — 0.4%
Credit Agricole SA 5 Year CMT + 3.24%, 4.75%, 3/23/2029 (a) (c)	144,000	112,486
GERMANY — 1.2%
Deutsche Bank AG:
SOFR + 1.72%, 3.04%, 5/28/2032 (c)	110,000	87,057
VRN, USD 5 year swap rate + 4.36%, 4.79%, 4/30/2025 (c)	296,000	242,353
		329,410
IRELAND — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 1/30/2032	110,000	87,660
Bank of Ireland Group PLC VRN, 1 year CMT + 1.10%, 2.03%, 9/30/2027 (a) (c)	144,000	125,441
		213,101
ITALY — 2.2%
Enel Finance International NV 5.50%, 6/15/2052 (a)	144,000	137,294
Intesa Sanpaolo SpA 1 year CMT + 2.75%, 4.95%, 6/1/2042 (a) (c)	296,000	201,887
Telecom Italia Capital SA 7.20%, 7/18/2036	39,000	29,780
UniCredit SpA 5 Year USD ISDA + 4.91%, 7.30%, 4/2/2034 (a) (c)	296,000	271,583
		640,544
LUXEMBOURG — 0.0% (b)
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (a)	7,000	5,778
NETHERLANDS — 0.5%
ING Groep NV SOFR + 2.07%, 4.25%, 3/28/2033 (c)	144,000	134,124
SPAIN — 1.9%
Banco Santander SA:
1 year CMT + 1.60%, 3.23%, 11/22/2032 (c)	144,000	114,957
1 year CMT + 2.00%, 4.18%, 3/24/2028 (c)	296,000	282,875
VRN, 5 Year USD ISDA + 4.99%, 7.50%, 2/8/2024 (c)	144,000	140,760
		538,592

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
UNITED KINGDOM — 2.9%
Barclays PLC:
1 year CMT + 1.30%, 2.89%, 11/24/2032 (c)	$ 144,000	$ 115,874
5 Year CMT + 3.41%, 4.38%, 3/15/2028 (c)	144,000	110,758
5 Year CMT + 5.87%, 6.13%, 12/15/2025 (c)	296,000	275,614
Harbour Energy PLC 5.50%, 10/15/2026 (a)	144,000	131,522
HSBC Holdings PLC 5 Year USD ISDA + 3.75%, 6.00%, 5/22/2027 (c)	144,000	129,067
TechnipFMC PLC 6.50%, 2/1/2026 (a)	75,000	74,626
		837,461
UNITED STATES — 46.0%
ADT Security Corp. 4.88%, 7/15/2032 (a)	78,000	62,227
Advanced Drainage System Co. 6.38%, 6/15/2030 (a)	44,000	42,996
Airbnb, Inc. Zero Coupon, 3/15/2026	12,000	9,936
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC 3.50%, 2/15/2023 (a)	134,000	132,586
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp. 7.50%, 5/1/2025 (a)	54,000	53,375
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 7/15/2027 (a)	54,000	45,700
Amazon.com, Inc. 3.10%, 5/12/2051	105,000	82,822
American International Group, Inc. Series A-9, 3 Month USD LIBOR + 2.87%, 5.75%, 4/1/2048 (c)	22,000	19,748
American Tower Corp. 2.30%, 9/15/2031	110,000	87,146
Ameriprise Financial, Inc. 4.50%, 5/13/2032	54,000	53,070
Antero Resources Corp. 8.38%, 7/15/2026 (a)	97,000	102,536
Arches Buyer, Inc. 6.13%, 12/1/2028 (a)	32,000	26,120
Arrow Bidco LLC 9.50%, 3/15/2024 (a)	17,000	16,703
Artera Services LLC 9.03%, 12/4/2025 (a)	54,000	43,601
Ashland LLC 3.38%, 9/1/2031 (a)	76,000	62,087
AT&T, Inc.:
3.55%, 9/15/2055	54,000	40,468
Security Description	Principal Amount	Value
3.65%, 9/15/2059	$ 71,000	$ 53,202
3.80%, 12/1/2057	7,000	5,429
Athene Global Funding 2.65%, 10/4/2031 (a)	110,000	87,859
Atkore, Inc. 4.25%, 6/1/2031 (a)	93,000	77,710
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/2027 (a)	54,000	48,329
Avnet, Inc. 5.50%, 6/1/2032	122,000	118,951
Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026	188,000	161,300
Bank of America Corp. SOFR + 1.33%, 2.84%, 4/2/2026 (c)	100,000	98,667
Bath & Body Works, Inc.:
6.75%, 7/1/2036	12,000	9,599
6.95%, 3/1/2033	7,000	5,545
7.50%, 6/15/2029	10,000	9,118
BGC Partners, Inc. 4.38%, 12/15/2025	27,000	26,217
BlackRock TCP Capital Corp. 2.85%, 2/9/2026	149,000	134,495
BlackRock, Inc. 2.10%, 2/25/2032	78,000	64,403
Blackstone Holdings Finance Co. LLC 2.00%, 1/30/2032 (a)	115,000	91,581
Blackstone Private Credit Fund:
2.35%, 11/22/2024 (a)	110,000	100,804
2.63%, 12/15/2026 (a)	161,000	134,279
Blackstone Secured Lending Fund:
2.75%, 9/16/2026	110,000	96,223
2.85%, 9/30/2028	56,000	45,160
Block, Inc. 0.25%, 11/1/2027	54,000	39,762
Blue Owl Finance LLC 4.13%, 10/7/2051 (a)	110,000	72,981
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (a)	54,000	42,859
Booking Holdings, Inc. 0.75%, 5/1/2025	10,000	11,873
Bristow Group, Inc. 6.88%, 3/1/2028 (a)	54,000	47,965
Broadcom, Inc.:
3.50%, 2/15/2041 (a)	249,000	187,776
4.15%, 4/15/2032 (a)	56,000	50,699
Builders FirstSource, Inc. 5.00%, 3/1/2030 (a)	99,000	84,046
C&S Group Enterprises LLC 5.00%, 12/15/2028 (a)	51,000	38,148
Caesars Entertainment, Inc. 4.63%, 10/15/2029 (a)	61,000	47,605

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Calpine Corp. 5.13%, 3/15/2028 (a)	$ 78,000	$ 69,172
Capital One Financial Corp. SOFR + 2.37%, 5.27%, 5/10/2033 (c)	100,000	98,114
Carpenter Technology Corp. 7.63%, 3/15/2030	56,000	51,664
Carriage Purchaser, Inc. 7.88%, 10/15/2029 (a)	10,000	7,480
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 1/15/2034 (a)	76,000	58,835
Cedar Fair L.P. 5.25%, 7/15/2029	39,000	34,637
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.75%, 3/1/2025 (a)	24,000	23,399
Charter Communications Operating LLC/Charter Communications Operating Capital 3.90%, 6/1/2052	105,000	73,297
Citigroup, Inc. 4.65%, 7/23/2048	83,000	77,212
Civitas Resources, Inc. 5.00%, 10/15/2026 (a)	92,000	82,569
Clarios Global L.P./Clarios US Finance Co. 8.50%, 5/15/2027 (a)	44,000	42,562
Cloudflare, Inc. Zero Coupon, 8/15/2026 (a)	13,000	10,136
Clydesdale Acquisition Holdings, Inc. 8.75%, 4/15/2030 (a)	66,000	56,757
Coinbase Global, Inc. 3.63%, 10/1/2031 (a)	75,000	41,954
Commercial Metals Co. 4.38%, 3/15/2032	87,000	71,701
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/1/2029 (a)	49,000	40,812
Constellation Brands, Inc. 4.75%, 5/9/2032	100,000	98,741
Continental Resources, Inc. 2.27%, 11/15/2026 (a)	73,000	64,762
CoreCivic, Inc. 8.25%, 4/15/2026	88,000	85,833
Cornerstone Building Brands, Inc. 6.13%, 1/15/2029 (a)	61,000	39,289
Corporate Office Properties L.P. 2.75%, 4/15/2031	22,000	17,848
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 4.75%, 1/15/2029 (a)	49,000	42,157
Security Description	Principal Amount	Value
CPI CG, Inc. 8.63%, 3/15/2026 (a)	$ 40,000	$ 37,837
Cushman & Wakefield US Borrower LLC 6.75%, 5/15/2028 (a)	7,000	6,504
CVS Health Corp. 5.05%, 3/25/2048	83,000	79,410
Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	100,000	96,971
Datadog, Inc. 0.13%, 6/15/2025	32,000	40,733
Dave & Buster's, Inc. 7.63%, 11/1/2025 (a)	7,000	6,932
DaVita, Inc. 4.63%, 6/1/2030 (a)	34,000	26,504
Delek Logistics Partners L.P./Delek Logistics Finance Corp. 7.13%, 6/1/2028 (a)	27,000	24,338
Dell International LLC/EMC Corp. 8.35%, 7/15/2046	18,000	22,427
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.88%, 8/15/2027 (a)	132,000	112,615
Domtar Corp. 6.75%, 10/1/2028 (a)	50,000	47,337
Eco Material Technologies, Inc. 7.88%, 1/31/2027 (a)	49,000	43,622
Enact Holdings, Inc. 6.50%, 8/15/2025 (a)	39,000	36,830
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	44,000	41,656
EnLink Midstream LLC:
5.38%, 6/1/2029	10,000	8,762
5.63%, 1/15/2028 (a)	78,000	71,909
EnLink Midstream Partners L.P. 4.85%, 7/15/2026	93,000	85,958
Enphase Energy, Inc. Zero Coupon, 3/1/2028	7,000	6,931
Enstar Group, Ltd. 3.10%, 9/1/2031	27,000	21,404
Enviva Partners L.P./Enviva Partners Finance Corp. 6.50%, 1/15/2026 (a)	49,000	47,362
EQT Corp. 1.75%, 5/1/2026	6,000	14,414
Expedia Group, Inc. Zero Coupon, 2/15/2026	7,000	6,322
FedEx Corp. 5.25%, 5/15/2050	27,000	26,946
Fidelity National Financial, Inc. 2.45%, 3/15/2031	39,000	30,793
FirstEnergy Corp. Series C, 5.35%, 7/15/2047	39,000	32,959
Fluor Corp. 4.25%, 9/15/2028	90,000	78,665

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Ford Motor Co.:
Zero Coupon, 3/15/2026	$ 12,000	$ 10,989
7.40%, 11/1/2046	27,000	26,251
9.00%, 4/22/2025	124,000	132,959
Fresh Market, Inc. 9.75%, 5/1/2023 (a)	60,000	60,000
Frontier Communications Holdings LLC 6.00%, 1/15/2030 (a)	12,000	9,270
Frontier Florida LLC Series E, 6.86%, 2/1/2028	10,000	9,315
Full House Resorts, Inc. 8.25%, 2/15/2028 (a)	22,000	17,827
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	49,000	41,009
General Motors Financial Co., Inc.:
2.90%, 2/26/2025	22,000	20,995
5.00%, 4/9/2027	83,000	81,408
Series C, 5 Year CMT + 5.00%, 5.70%, 9/30/2030 (c)	93,000	80,601
Genesis Energy L.P./Genesis Energy Finance Corp. 6.50%, 10/1/2025	66,000	60,328
Genworth Holdings, Inc. 6.50%, 6/15/2034	7,000	5,547
Georgia Power Co. 5.13%, 5/15/2052	100,000	99,677
Global Medical Response, Inc. 6.50%, 10/1/2025 (a)	49,000	43,633
Goldman Sachs Group, Inc.:
SOFR + 1.51%, 3.21%, 4/22/2042 (c)	232,000	177,016
SOFR + 1.63%, 3.44%, 2/24/2043 (c)	105,000	82,609
Goodyear Tire & Rubber Co. 5.63%, 4/30/2033	54,000	43,210
GPS Hospitality Holding Co. LLC/GPS Finco, Inc. 7.00%, 8/15/2028 (a)	49,000	34,036
Hertz Corp. 5.00%, 12/1/2029 (a)	44,000	33,891
Hilcorp Energy I L.P./Hilcorp Finance Co. 6.25%, 11/1/2028 (a)	76,000	70,679
HLF Financing SARL LLC/Herbalife International, Inc. 4.88%, 6/1/2029 (a)	54,000	37,257
Howmet Aerospace, Inc.:
5.95%, 2/1/2037	39,000	36,759
6.75%, 1/15/2028	44,000	43,983
HP, Inc. 5.50%, 1/15/2033	83,000	81,038
Hughes Satellite Systems Corp. 5.25%, 8/1/2026	61,000	56,407
Security Description	Principal Amount	Value
iHeartCommunications, Inc. 8.38%, 5/1/2027	$ 44,000	$ 35,160
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 7/1/2028 (a)	27,000	21,413
Ingles Markets, Inc. 4.00%, 6/15/2031 (a)	44,000	37,991
Intercontinental Exchange, Inc. 4.95%, 6/15/2052	274,000	269,600
Iron Mountain, Inc. 5.63%, 7/15/2032 (a)	73,000	61,781
iStar, Inc. 4.25%, 8/1/2025	53,000	49,066
Jackson Financial, Inc. 3.13%, 11/23/2031 (a)	71,000	56,602
JPMorgan Chase & Co.:
SOFR + 1.46%, 3.16%, 4/22/2042 (c)	95,000	73,778
SOFR + 1.56%, 4.32%, 4/26/2028 (c)	164,000	161,486
KAR Auction Services, Inc. 5.13%, 6/1/2025 (a)	32,000	30,111
KKR Group Finance Co. XII LLC 4.85%, 5/17/2032 (a)	34,000	33,399
Kohl's Corp. 3.38%, 5/1/2031	110,000	95,211
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.25%, 10/1/2025 (a)	44,000	40,203
Laredo Petroleum, Inc. 9.50%, 1/15/2025	7,000	6,965
Level 3 Financing, Inc. 3.63%, 1/15/2029 (a)	97,000	74,444
Liberty Media Corp.-Liberty Formula One 1.00%, 1/30/2023	12,000	20,718
Liberty Mutual Group, Inc. 4.30%, 2/1/2061 (a)	120,000	82,084
Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	68,000	65,047
Lowe's Cos., Inc. 2.80%, 9/15/2041	115,000	83,305
LSF11 A5 Holdco LLC 6.63%, 10/15/2029 (a)	10,000	8,426
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 2/15/2026 (a)	54,000	45,922
Lumen Technologies, Inc.:
4.00%, 2/15/2027 (a)	66,000	55,798
Series P, 7.60%, 9/15/2039	7,000	5,526
Series U, 7.65%, 3/15/2042	7,000	5,382
Macy's Retail Holdings LLC:
4.50%, 12/15/2034	27,000	19,232
5.88%, 4/1/2029 (a)	78,000	66,411
Magallanes, Inc. 5.14%, 3/15/2052 (a)	54,000	45,335

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Michaels Cos., Inc. 7.88%, 5/1/2029 (a)	$ 29,000	$ 19,203
Micron Technology, Inc. 3.37%, 11/1/2041	73,000	52,966
Millennium Escrow Corp. 6.63%, 8/1/2026 (a)	44,000	36,117
MongoDB, Inc. 0.25%, 1/15/2026	14,000	19,729
Moody's Corp. 2.00%, 8/19/2031	71,000	57,938
Morgan Stanley:
SOFR + 1.16%, 3.62%, 4/17/2025 (c)	271,000	267,748
SOFR + 1.36%, 2.48%, 9/16/2036 (c)	115,000	88,427
MP Materials Corp. 0.25%, 4/1/2026 (a)	12,000	11,757
MPH Acquisition Holdings LLC 5.75%, 11/1/2028 (a)	73,000	60,605
Murphy Oil Corp.:
5.88%, 12/1/2027	7,000	6,532
6.38%, 7/15/2028	76,000	70,309
Murphy Oil USA, Inc.:
3.75%, 2/15/2031 (a)	39,000	33,256
4.75%, 9/15/2029	51,000	46,057
NCL Corp., Ltd. 3.63%, 12/15/2024 (a)	27,000	22,692
Nestle Holdings, Inc. 2.50%, 9/14/2041 (a)	115,000	88,618
New Fortress Energy, Inc. 6.75%, 9/15/2025 (a)	51,000	48,202
NextEra Energy Operating Partners L.P. 4.50%, 9/15/2027 (a)	102,000	94,469
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 2/1/2026 (a)	34,000	30,598
Nielsen Co. Luxembourg SARL 5.00%, 2/1/2025 (a)	32,000	31,296
Nordstrom, Inc.:
4.00%, 3/15/2027	7,000	6,163
6.95%, 3/15/2028	100,000	94,955
NRG Energy, Inc. 5.25%, 6/15/2029 (a)	109,000	97,376
Occidental Petroleum Corp. 7.95%, 6/15/2039	32,000	36,160
OI European Group B.V. 4.75%, 2/15/2030 (a)	76,000	64,327
Olin Corp. 5.00%, 2/1/2030	10,000	8,657
ON Semiconductor Corp. Zero Coupon, 5/1/2027	9,000	10,366
Outfront Media Capital LLC/Outfront Media Capital Corp. 6.25%, 6/15/2025 (a)	34,000	32,456
Security Description	Principal Amount	Value
OWL Rock Core Income Corp. 5.50%, 3/21/2025 (a)	$ 100,000	$ 95,958
Palo Alto Networks, Inc. 0.38%, 6/1/2025	7,000	12,007
Park River Holdings, Inc. 5.63%, 2/1/2029 (a)	22,000	14,161
Patterson-UTI Energy, Inc. 5.15%, 11/15/2029	66,000	56,555
PayPal Holdings, Inc. 5.05%, 6/1/2052	83,000	82,469
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/2025	71,000	66,343
Pegasystems, Inc. 0.75%, 3/1/2025	13,000	10,482
Penn Virginia Holdings LLC 9.25%, 8/15/2026 (a)	44,000	42,361
PG&E Corp. 5.25%, 7/1/2030	34,000	27,951
PHH Mortgage Corp. 7.88%, 3/15/2026 (a)	51,000	45,231
Phillips 66 3.30%, 3/15/2052	54,000	40,274
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	49,000	36,999
Pilgrim's Pride Corp. 4.25%, 4/15/2031 (a)	11,000	9,177
Pioneer Natural Resources Co. 0.25%, 5/15/2025	5,000	10,817
PM General Purchaser LLC 9.50%, 10/1/2028 (a)	44,000	37,051
PRA Group, Inc. 5.00%, 10/1/2029 (a)	76,000	62,626
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.75%, 4/15/2026 (a)	17,000	15,939
Prudential Financial, Inc. 3 Month USD LIBOR + 3.92%, 5.63%, 6/15/2043 (c)	5,000	4,880
Public Storage 2.25%, 11/9/2031	54,000	44,753
Railworks Holdings L.P./Railworks Rally, Inc. 8.25%, 11/15/2028 (a)	68,000	61,396
Rain CII Carbon LLC/CII Carbon Corp. 7.25%, 4/1/2025 (a)	49,000	45,661
Range Resources Corp. 4.75%, 2/15/2030 (a)	54,000	48,526
Rapid7, Inc. 0.25%, 3/15/2027	17,000	15,454
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/1/2026 (a)	34,000	33,046
Rockies Express Pipeline LLC 6.88%, 4/15/2040 (a)	29,000	23,993

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	$ 71,000	$ 60,742
Santander Holdings USA, Inc. SOFR + 1.25%, 2.49%, 1/6/2028 (c)	49,000	43,246
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	66,000	54,769
Seagate HDD Cayman 5.75%, 12/1/2034	78,000	68,674
Sealed Air Corp. 6.88%, 7/15/2033 (a)	54,000	54,868
SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/2029 (a)	22,000	18,641
SEG Holding LLC/SEG Finance Corp. 5.63%, 10/15/2028 (a)	51,000	45,726
Sempra Energy 3.70%, 4/1/2029	27,000	25,392
Sinclair Television Group, Inc.:
5.13%, 2/15/2027 (a)	17,000	14,363
5.50%, 3/1/2030 (a)	17,000	12,581
Snap, Inc. 0.13%, 3/1/2028 (a)	22,000	15,370
Spanish Broadcasting System, Inc. 9.75%, 3/1/2026 (a)	44,000	34,932
Spirit AeroSystems, Inc. 4.60%, 6/15/2028	49,000	36,521
Splunk, Inc. 1.13%, 9/15/2025	29,000	27,290
SRM Escrow Issuer LLC 6.00%, 11/1/2028 (a)	49,000	41,895
Standard Industries, Inc. 4.38%, 7/15/2030 (a)	54,000	42,712
Starwood Property Trust, Inc.:
3.63%, 7/15/2026 (a)	29,000	24,654
4.38%, 1/15/2027 (a)	259,000	225,700
Stem, Inc. 0.50%, 12/1/2028 (a)	176,000	105,864
Sunnova Energy Corp. 5.88%, 9/1/2026 (a)	44,000	38,074
Sunrun, Inc. Zero Coupon, 2/1/2026	32,000	23,039
Switch, Ltd. 4.13%, 6/15/2029 (a)	54,000	53,581
Sylvamo Corp. 7.00%, 9/1/2029 (a)	49,000	45,513
Synchrony Financial 4.88%, 6/13/2025	71,000	70,181
Talos Production, Inc. 12.00%, 1/15/2026	7,000	7,286
Tempur Sealy International, Inc.:
3.88%, 10/15/2031 (a)	56,000	41,981
4.00%, 4/15/2029 (a)	44,000	35,499
Security Description	Principal Amount	Value
Tenet Healthcare Corp.:
6.13%, 10/1/2028 (a)	$ 7,000	$ 6,023
6.75%, 6/15/2023	75,000	77,616
6.88%, 11/15/2031	29,000	26,169
Tenneco, Inc. 7.88%, 1/15/2029 (a)	56,000	54,238
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (a)	32,000	25,285
Titan International, Inc. 7.00%, 4/30/2028	49,000	45,990
TMS International Corp. 6.25%, 4/15/2029 (a)	17,000	12,422
Townsquare Media, Inc. 6.88%, 2/1/2026 (a)	44,000	39,721
TreeHouse Foods, Inc. 4.00%, 9/1/2028	32,000	26,126
Uber Technologies, Inc. Zero Coupon, 12/15/2025	7,000	5,594
Unity Software, Inc. Zero Coupon, 11/15/2026 (a)	56,000	41,759
Urban One, Inc. 7.38%, 2/1/2028 (a)	51,000	43,695
US Acute Care Solutions LLC 6.38%, 3/1/2026 (a)	49,000	43,965
Verizon Communications, Inc.:
2.85%, 9/3/2041	29,000	21,740
3.55%, 3/22/2051	76,000	60,933
Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	32,000	31,114
Viasat, Inc. 5.63%, 9/15/2025 (a)	51,000	41,380
Victoria's Secret & Co. 4.63%, 7/15/2029 (a)	66,000	49,751
Virginia Electric & Power Co. Series C, 4.63%, 5/15/2052	76,000	73,779
Vishay Intertechnology, Inc. 2.25%, 6/15/2025	14,000	13,265
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	54,000	40,913
Vistra Operations Co. LLC:
4.38%, 5/1/2029 (a)	71,000	59,644
5.63%, 2/15/2027 (a)	49,000	46,071
VM Consolidated, Inc. 5.50%, 4/15/2029 (a)	27,000	21,523
Warrior Met Coal, Inc. 7.88%, 12/1/2028 (a)	68,000	65,498
Watco Cos. LLC/Watco Finance Corp. 6.50%, 6/15/2027 (a)	32,000	29,516
Weatherford International, Ltd. 11.00%, 12/1/2024 (a)	51,000	51,352
Wells Fargo & Co. SOFR + 1.32%, 3.91%, 4/25/2026 (c)	139,000	136,769
WESCO Distribution, Inc. 7.25%, 6/15/2028 (a)	99,000	97,884

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Western Digital Corp. 4.75%, 2/15/2026	$ 105,000	$ 100,426
Western Global Airlines LLC 10.38%, 8/15/2025 (a)	39,000	37,690
White Cap Buyer LLC 6.88%, 10/15/2028 (a)	27,000	21,631
Zscaler, Inc. 0.13%, 7/1/2025	26,000	31,451
		13,196,984
TOTAL CORPORATE BONDS & NOTES (Cost $19,623,089)		16,983,465
ASSET-BACKED SECURITIES — 10.3%
37 Capital CLO I Series 2021-1A, Class D, ABS, 3 Month SOFR + 3.52%, 4.37%, 10/15/2034 (a) (c)	250,000	223,730
Aimco CLO 11, Ltd. Series 2020-11A, Class DR, ABS, 3 Month USD LIBOR + 3.00%, 4.04%, 10/17/2034 (a) (c)	250,000	231,596
CBAM 2018-6, Ltd. Series 2018-6A, Class B2R, ABS, 3 Month SOFR + 2.36%, 3.21%, 1/15/2031 (a) (c)	255,000	245,590
CIFC Funding 2021-VII, Ltd. Series 2021-7A, Class D, ABS, 3 Month USD LIBOR + 3.00%, 4.18%, 1/23/2035 (a) (c)	250,000	230,713
Hayfin US XII, Ltd. Series 2018-8A, Class B, ABS, 3 Month USD LIBOR + 1.48%, 2.54%, 4/20/2031 (a) (c)	250,000	237,125
Magnetite XVI, Ltd. Series 2015-16A, Class DR, ABS, 3 Month USD LIBOR + 2.15%, 3.19%, 1/18/2028 (a) (c)	250,000	240,346
Myers Park CLO, Ltd. Series 2018-1A, Class C, ABS, 3 Month USD LIBOR + 2.05%, 3.11%, 10/20/2030 (a) (c)	250,000	235,550
OHA Credit Funding 4, Ltd. Series 2019-4A, Class DR, ABS, 3 Month USD LIBOR + 3.20%, 4.34%, 10/22/2036 (a) (c)	250,000	234,021
OHA Credit Funding 9, Ltd. Series 2021-9A, Class C, ABS, 3 Month USD LIBOR + 1.90%, 2.94%, 7/19/2035 (a) (c)	250,000	229,350
OHA Credit Partners VII, Ltd. Series 2012-7A, Class D1R3, ABS, 3 Month USD LIBOR + 2.90%, 4.38%, 2/20/2034 (a) (c)	315,000	285,390
Security Description	Principal Amount	Value
OneMain Direct Auto Receivables Trust Series 2021-1A, Class A, ABS, 0.87%, 7/14/2028 (a)	$ 600,000	$ 560,434
TOTAL ASSET-BACKED SECURITIES (Cost $3,164,352)		2,953,845
FOREIGN GOVERNMENT OBLIGATIONS — 0.2%
SWITZERLAND — 0.2%
VistaJet Malta Finance PLC/XO Management Holding, Inc. 7.88%, 5/1/2027 (a)	61,000	53,821
	Shares
PREFERRED STOCKS — 0.3%
LUXEMBOURG — 0.0% (b)
ArcelorMittal SA, 5.50%	138	7,461
UNITED STATES — 0.3%
American Electric Power Co., Inc., 6.13%	192	10,368
Bank of America Corp., 7.25%	11	13,249
Broadcom, Inc., 8.00%	8	12,025
Danaher Corp., 5.00%	9	11,909
Elanco Animal Health, Inc., 5.00%	51	1,634
KKR & Co., Inc., 6.00%	480	28,066
NiSource, Inc., 7.75%	91	10,349
		87,600
TOTAL PREFERRED STOCKS (Cost $106,879)		95,061
	Principal Amount
SENIOR FLOATING RATE LOANS — 27.4%
ADVERTISING SERVICES — 0.5%
CMG Media Corp., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 12/17/2026 (c)	$ 148,492	137,238
AIRLINES — 1.6%
AAdvantage Loyalty IP Ltd., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 5.81%, 4/20/2028 (c)	110,000	105,226
SkyMiles IP Ltd., Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75%, 4.81%, 10/20/2027 (c)	108,000	107,595

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
United Airlines, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 5.39%, 4/21/2028 (c)	$ 257,857	$ 240,775
		453,596
AUTO COMPONENTS — 0.8%
USI, Inc., Senior Secured 2017 Repriced Term Loan, 3 Month USD LIBOR + 3.00%, 5.25%, 5/16/2024 (c)	247,660	237,987
BEVERAGES — 0.3%
City Brewing Company, LLC, Senior Secured Closing Date Term Loan, 3 Month USD LIBOR + 3.50%, 4.47%, 4/5/2028 (c)	81,227	72,495
BROADCAST SERV/PROGRAM — 1.7%
E.W. Scripps Company (The), Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 2.56%, 4.23%, 5/1/2026 (c)	520,982	500,208
BUILDING PRODUCTS — 0.3%
ACProducts, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 6.50%, 5/17/2028 (c)	60,342	47,127
Oscar AcquisitionCo, LLC, Senior Secured Term Loan B, 3 Month USD SOFR CME + 4.50%, 6.11%, 4/29/2029 (c)	31,000	27,823
		74,950
CHEMICALS — 2.1%
Illuminate Buyer, LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 6/30/2027 (c)	113,054	104,797
Ineos Finance PLC, Senior Secured 2021 Term Loan B, 1 Month USD EURIBOR + 2.75%, 3.25%, 11/8/2028 (c)	EUR 71,735	68,914
LSF11 A5 Holdco LLC, Senior Secured Term Loan, 1 Month USD SOFR + 3.50%, 5.14%, 10/15/2028 (c)	$ 224,438	210,621
Olympus Water US Holding Corporation, Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 3.75%, 6.06%, 11/9/2028 (c)	223,875	209,183
		593,515
Security Description	Principal Amount	Value
COMMERCIAL SERVICES — 0.8%
Albion Financing 3 S.A.R.L, Senior Secured USD Term Loan, 3 Month USD LIBOR + 5.25%, 6.43%, 8/17/2026 (c)	$ 228,942	$ 219,642
COMMERCIAL SERVICES & SUPPLIES — 0.6%
McGraw-Hill Global Education Holdings, LLC, Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.75%, 5.55%, 7/28/2028 (c)	133,541	121,300
Prime Security Services Borrower, LLC, Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 2.75%, 3.50%, 9/23/2026 (c)	47,574	44,531
		165,831
COMMUNICATIONS EQUIPMENT — 0.8%
CommScope, Inc., Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.25%, 4.92%, 4/6/2026 (c)	270,006	243,682
CONTAINERS & PACKAGING — 0.4%
Graham Packaging Company, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.00%, 4.67%, 8/4/2027 (c)	118,797	111,744
DIVERSIFIED CONSUMER SERVICES — 0.3%
Ascend Learning, LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 12/11/2028 (c)	94,697	87,713
DIVERSIFIED FINANCIAL SERVICES — 1.4%
DirecTV Financing, LLC, Senior Secured Term Loan, 1 Month USD LIBOR + 5.00%, 6.67%, 8/2/2027 (c)	434,360	401,151
ELECTRICAL EQUIPMENT — 0.3%
Gates Global, LLC, Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 2.50%, 4.17%, 3/31/2027 (c)	77,120	72,995
ENERGY EQUIPMENT & SERVICES — 0.5%
Carnival Corporation, Senior Secured USD Term Loan B, 6 Month USD LIBOR + 3.00%, 5.88%, 6/30/2025 (c)	143,006	133,496

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
ENERGY-ALTERNATE SOURCES — 0.4%
Array Technologies, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 3.25%, 4.75%, 10/14/2027 (c)	$ 118,820	$ 110,205
FINANCE-CREDIT CARD — 0.4%
Paysafe Holdings (US) Corp., Senior Secured USD Term Loan B1, 1 Month USD LIBOR + 2.75%, 4.42%, 6/28/2028 (c)	118,800	109,668
HEALTH CARE PROVIDERS & SERVICES — 2.6%
Agiliti Health, Inc, Senior Secured 2020 Incremental Term Loan, 1 Month USD LIBOR + 2.75%, 3.81%, 1/4/2026 (c)	78,031	74,519
CHG Healthcare Services, Inc., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 4.75%, 9/29/2028 (c)	297,750	282,416
Medline Borrower, LP, Senior Secured USD Term Loan B, 1 Month USD LIBOR + 3.25%, 4.92%, 10/23/2028 (c)	407,903	379,542
		736,477
HOTELS, RESTAURANTS & LEISURE — 1.3%
Caesars Resort Collection, LLC, Senior Secured 2017 1st Lien Term Loan B, 1 Month USD LIBOR + 2.75%, 4.42%, 12/23/2024 (c)	396,883	383,115
INSURANCE — 1.6%
Amynta Agency Borrower, Inc., Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.50%, 6.17%, 2/28/2025 (c)	104,186	100,019
Sedgwick Claims Management Services, Inc., Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.25%, 4.92%, 12/31/2025 (c)	381,802	359,562
		459,581
INTERNET & CATALOG RETAIL — 0.8%
Uber Technologies, Inc., Senior Secured 2021 1st Lien Term Loan B, 3 Month USD LIBOR + 3.50%, 5.07%, 4/4/2025 (c)	246,286	237,269
Security Description	Principal Amount	Value
INTERNET & TELECOM — 0.3%
Arches Buyer, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 4.92%, 12/6/2027 (c)	$ 103,417	$ 94,627
IT SERVICES — 1.0%
Conduent Business Services, LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25%, 5.92%, 10/16/2028 (c)	144,359	140,750
CoreLogic, Inc., Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 5.19%, 6/2/2028 (c)	176,810	148,167
		288,917
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Avantor Funding, Inc., Senior Secured 2021 Term Loan B5, 1 Month USD LIBOR + 2.25%, 3.92%, 11/8/2027 (c)	43,240	41,686
MACHINERY-CONSTRUCTION & MINING — 0.2%
Clear Channel Outdoor Holdings, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 4.74%, 8/21/2026 (c)	61,515	53,164
MEDIA — 0.9%
MH Sub I, LLC, Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 5.42%, 9/13/2024 (c)	277,542	262,105
PHARMACEUTICALS — 0.3%
Jazz Financing Lux SARL, Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 5/5/2028 (c)	103,950	99,434
PROFESSIONAL SERVICES — 1.6%
Dun & Bradstreet Corp., Senior Secured Term Loan, 1 Month USD LIBOR + 3.25%, 4.87%, 2/6/2026 (c)	342,393	323,990
Proofpoint, Inc., Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 3.25%, 4.82%, 8/31/2028 (c)	134,325	125,186
		449,176

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
RETAIL-BUILDING PRODUCTS — 0.3%
Park River Holdings, Inc., Senior Secured Term Loan, 3 Month USD LIBOR + 3.25%, 4.22%, 12/28/2027	$ 89,323	$ 73,691
RETAIL-RESTAURANTS — 0.6%
IRB Holding Corp., Senior Secured 2020 Term Loan B, 6 Month USD LIBOR + 2.75%, 4.42%, 2/5/2025 (c)	192,985	183,456
SOFTWARE — 1.3%
Camelot U.S. Acquisition LLC, Senior Secured Term Loan B, 1 Month USD LIBOR + 3.00%, 4.67%, 10/30/2026 (c)	222,980	211,552
RealPage, Inc., Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 4.67%, 4/24/2028 (c)	59,300	54,976
Sabre GLBL, Inc.:
Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.50%, 5.17%, 12/17/2027 (c)	45,797	42,964
Senior Secured 2021 Term Loan B2, 1 Month USD LIBOR + 3.50%, 5.17%, 12/17/2027 (c)	73,003	68,486
		377,978
SPECIALTY RETAIL — 0.8%
At Home Group, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00%, 4.97%, 7/24/2028 (c)	53,859	42,037
Michaels Companies, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 6.50%, 4/15/2028 (c)	93,190	77,399
Restoration Hardware, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 2.50%, 4.14%, 10/20/2028 (c)	128,032	112,909
		232,345
TRANSPORTATION INFRASTRUCTURE — 0.2%
First Student Bidco, Inc.:
Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 5.23%, 7/21/2028 (c)	54,749	49,034
Senior Secured Term Loan C, 3 Month USD LIBOR + 3.00%, 5.23%, 7/21/2028 (c)	20,331	18,209
		67,243
Security Description	Principal Amount	Value
TRANSPORT-SERVICES — 0.3%
Endure Digital, Inc., Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 4.62%, 2/10/2028 (c)	$ 100,352	$ 90,484
TOTAL SENIOR FLOATING RATE LOANS (Cost $8,433,683)		7,856,864
U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Notes 1.88%, 2/15/2032 (Cost $860,966)	934,000	846,146
COMMERCIAL MORTGAGE BACKED SECURITIES — 0.3%
COMM Mortgage Trust Series 2012-CR3, Class B, 3.92%, 10/15/2045 (a) (Cost $99,000)	100,000	95,712
	Shares
SHORT-TERM INVESTMENT — 6.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (d) (e) (Cost $1,958,487)	1,958,487	1,958,487
TOTAL INVESTMENTS — 107.5% (Cost $34,304,535)		30,843,401
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.5)%		(2,140,305)
NET ASSETS — 100.0%		$ 28,703,096
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 41.5% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Amount is less than 0.05% of net assets.
(c)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2022.

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ISDA	International Swaps and Derivatives Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note
At June 30, 2022, open forward foreign currency exchange contracts were as follows:
Counterparty	Amount Sold	Amount Bought	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR 60,000	USD 62,571	07/06/2022	$ (160)
Commonwealth Bank of Australia Sydney	EUR 85,000	USD 91,633	07/13/2022	2,726
Total				$2,566

During the period June 30, 2022, average notional value related to foreign currency exchange contracts was $178,495.
At June 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Yr. U.S. Treasury Note Futures (long)	29	09/21/2022	$3,481,971	$3,437,269	$(44,702)
10 Yr. U.S. Treasury Ultra Futures (long)	40	09/21/2022	5,065,382	5,095,000	29,618
					$(15,084)

During the period ended June 30, 2022, average notional value related to long futures contracts was $7,476,694 and short futures contracts was $7,550,155.
Centrally-Cleared Credit Default Swap Contracts
Reference Entity	Counterparty	Notional Amount (000s Omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Sell Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	812	5.00%/ Quarterly	06/20/27	$(24,657)	$(13,746)	$(10,911)

During the period ended June 30, 2022 average notional value related to swap contracts was $280,908.
See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$16,983,465	$—	$16,983,465
Asset-Backed Securities	—	2,953,845	—	2,953,845
Foreign Government Obligations	—	53,821	—	53,821
U.S. Treasury Obligations	—	846,146	—	846,146
Commercial Mortgage Backed Securities	—	95,712	—	95,712
Preferred Stocks	95,061	—	—	95,061
Senior Floating Rate Loans	—	7,856,864	—	7,856,864
Short-Term Investment	1,958,487	—	—	1,958,487
TOTAL INVESTMENTS	$2,053,548	$28,789,853	$—	$30,843,401
OTHER FINANCIAL INSTRUMENTS:
Foreign Currency Exchange Contracts(a)	—	2,726	—	2,726
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ 2,726	$—	$ 2,726
TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$2,053,548	$28,792,579	$—	$30,846,127
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Credit Default Swaps(b)	—	(10,911)	—	(10,911)
Foreign Currency Exchange Contracts(a)	—	(160)	—	(160)
Futures Contracts(c)	(15,084)	—	—	(15,084)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (15,084)	$ (11,071)	$—	$ (26,155)
(a)	Forward Foreign Currency Exchange Contracts are valued at unrealized appreciation (depreciation).
(b)	Credit Default Swaps are valued at unrealized appreciation (depreciation).
(c)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table
	Number of Shares Held at 9/27/21*	Value at 9/27/21*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
SPDR Blackstone Senior Loan ETF	—	$—	$ 4,732,501	$ 4,684,856	$(47,645)	$—	—	$ —	$46,640
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	60,337,544	58,379,057	—	—	1,958,487	1,958,487	5,408
Total		$—	$65,070,045	$63,063,913	$(47,645)	$—		$1,958,487	$52,048
*	Commencement of operations.
See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
MUNICIPAL BONDS & NOTES — 94.2%
ALABAMA — 1.4%
Southeast Energy Authority, A Cooperative District , General Obligation Series B, VRN, 4.00%, 12/1/2051 (a)	$ 500,000	$ 497,784
ARIZONA — 0.2%
Maricopa County Industrial Development Authority Revenue AMT, 4.00%, 10/15/2047 (b)	100,000	84,969
CALIFORNIA — 16.6%
Alameda, CA, Corridor Transportation Authority Revenue Series B, 5.00%, 10/1/2035 (c)	105,000	110,917
Anaheim Public Financing Authority Revenue ETM, Zero Coupon, 9/1/2036 (c)	320,000	195,843
California Housing Finance Revenue 3.50%, 11/20/2035	176,745	164,917
California, State General Obligation:
5.00%, 8/1/2029	100,000	109,602
5.00%, 8/1/2030	360,000	393,297
5.00%, 9/1/2031	245,000	267,361
5.00%, 8/1/2033	280,000	303,462
Grossmont Union High School District, General Obligation Zero Coupon, 8/1/2028	120,000	99,811
Los Angeles, CA, Unified School District, General Obligation Series A, 5.00%, 7/1/2029	1,000,000	1,150,594
Municipal Improvement Corp. of Los Angeles, Revenue Series A, 1.45%, 11/1/2027	540,000	479,911
Norman Y Mineta San Jose International Airport SJC Revenue:
Series A, AMT, 5.00%, 3/1/2025	170,000	176,468
Series A, AMT, 5.00%, 3/1/2037	210,000	218,499
Palomar Health, General Obligation Series A, Zero Coupon, 8/1/2027	100,000	83,868
Peralta Community College District, General Obligation Series A, 5.00%, 8/1/2026	150,000	158,348
Sacramento City Financing Authority Revenue 5.00%, 12/1/2026	190,000	206,701
San Diego County Regional Airport Authority Revenue Series B, AMT, 4.00%, 7/1/2051	155,000	145,218
San Diego County, CA, Regional Airport Authority Revenue Series B, AMT, 4.00%, 7/1/2056	165,000	151,530
Security Description	Principal Amount	Value
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue Series A, 5.00%, 4/1/2032	$ 155,000	$ 168,767
San Diego Public Facilities Financing Authority Revenue Series A, 5.00%, 5/15/2032	155,000	166,905
San Francisco City & County Airport Comm-San Francisco International Airport Revenue Series H, AMT, 5.00%, 5/1/2028	175,000	191,742
San Mateo Foster City Public Financing Authority Revenue Series B, 5.00%, 8/1/2025	330,000	356,500
University of California, Revenue Series BI, 1.37%, 5/15/2028	595,000	517,565
		5,817,826
COLORADO — 2.4%
City & County of Denver Co. Airport System Revenue Series B2, AMT, VRN, 5.00%, 11/15/2031 (a)	400,000	430,425
Denver Convention Center Hotel Authority Revenue 5.00%, 12/1/2030	400,000	417,067
		847,492
CONNECTICUT — 1.2%
Connecticut, State Health & Educational Facility Authority Revenue Series A, 5.00%, 7/1/2027	120,000	125,864
South Central Connecticut Regional Water Authority Revenue Series B, 5.00%, 8/1/2037	125,000	133,443
State of Connecticut, General Obligation Series B, 5.00%, 2/15/2028	150,000	169,044
		428,351
FLORIDA — 5.2%
County of Miami-Dade FL Aviation Revenue Series A, AMT, 5.00%, 10/1/2029	210,000	217,268
Florida Development Finance Corp. Revenue VRN, 6.75%, 12/1/2056 (a) (b)	250,000	247,105
Miami-Dade County, FL, General Obligation Series A, 5.00%, 7/1/2029	245,000	267,353
State of Florida Department of Transportation Series A, 5.00%, 7/1/2025	1,000,000	1,076,683
		1,808,409
GUAM — 0.9%
Territory of Guam Revenue Series A, 5.00%, 11/1/2035	300,000	310,875

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
ILLINOIS — 8.0%
Chicago Board of Education, General Obligation 5.00%, 12/1/2035	$ 300,000	$ 308,907
Chicago Transit Authority Capital Grant Receipts Revenue 5.00%, 6/1/2024	150,000	157,336
Chicago, IL, Board of Education, General Obligation Series A, 5.00%, 12/1/2036	300,000	308,901
Chicago, IL, O'Hare International Airport Revenue Series B, 5.00%, 1/1/2029	160,000	167,802
Northern Illinois Municipal Power Agency Revenue Series A, 5.00%, 12/1/2029	360,000	397,301
State of Illinois Sales Tax Revenue 5.00%, 6/15/2026	565,000	603,083
State of Illinois, General Obligation:
4.00%, 3/1/2038	730,000	689,222
5.00%, 12/1/2031	150,000	157,699
		2,790,251
IOWA — 0.6%
Iowa Finance Authority Revenue 4.00%, 12/1/2050 (a)	200,000	199,320
KENTUCKY — 0.3%
Kentucky, Economic Development Finance Authority Revenue Series A, 4.25%, 7/1/2035	100,000	100,480
MARYLAND — 3.4%
State of Maryland Department of Transportation Revenue:
AMT, 5.00%, 8/1/2027	250,000	273,005
AMT, 5.00%, 8/1/2028	400,000	439,050
AMT, 5.00%, 8/1/2030	200,000	221,058
AMT, 5.00%, 8/1/2031	250,000	277,494
		1,210,607
MASSACHUSETTS — 0.2%
Massachusetts Development Finance Agency Revenue VRN, 0.45%, 7/1/2041 (a)	90,000	82,954
MICHIGAN — 0.3%
Michigan, State Finance Authority Revenue 5.00%, 11/1/2034	110,000	123,330
MINNESOTA — 0.3%
State of Mississippi, General Obligation Series A, 5.00%, 8/1/2035	100,000	111,139
MISSISSIPPI — 0.3%
State of Mississippi Gaming Tax Revenue 5.00%, 10/15/2028	100,000	106,565
Security Description	Principal Amount	Value
MISSOURI — 3.1%
City of State Louis, MO, Airport Revenue 5.00%, 7/1/2029	$ 100,000	$ 111,875
Park Hill School District of Platte County 3.00%, 3/1/2032	1,000,000	968,045
		1,079,920
NEW JERSEY — 3.8%
New Jersey Economic Development Authority Revenue 5.00%, 6/15/2031	1,000,000	1,082,531
New Jersey Transportation Trust Fund Authority Revenue Series A, 5.00%, 6/15/2025	245,000	258,179
		1,340,710
NEW YORK — 15.4%
City of New York NY, General Obligation 4.00%, 8/1/2037	1,000,000	995,889
New York City Transitional Finance Authority Future Tax Secured Revenue 5.00%, 8/1/2025	300,000	324,555
New York, NY, City Transitional Finance Authority, Future Tax Secured Revenue:
5.00%, 8/1/2027	120,000	126,979
Series A-1, 5.00%, 11/1/2023	330,000	344,102
New York, State Dormitory Authority Revenue, State Supported Debt:
Series A, 4.00%, 10/1/2025 (c)	850,000	894,111
Series B-GRP B, 5.00%, 2/15/2034	300,000	315,190
Series E, 5.25%, 3/15/2033	400,000	427,936
New York, State Environmental Facilities Corp., Revenue 5.00%, 6/15/2025	565,000	611,986
New York, State Urban Development Corp., Revenue Series A, 5.00%, 3/15/2026	1,000,000	1,090,016
Triborough Bridge & Tunnel Authority Revenue:
Series A, 5.00%, 11/1/2025	85,000	92,481
Series C-3, 4.00%, 5/15/2051	200,000	191,826
		5,415,071
NORTH CAROLINA — 0.4%
North Carolina, State Revenue Series B, 5.00%, 5/1/2027	120,000	134,684
OHIO — 2.8%
State of Ohio Revenue 5.00%, 1/1/2029	850,000	967,094

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
OREGON — 3.3%
Medford Hospital Facilities Authority Revenue Series A, 5.00%, 8/15/2032	$ 900,000	$ 973,671
Oregon, State General Obligation 1.02%, 5/1/2026	185,000	168,485
		1,142,156
PENNSYLVANIA — 2.9%
City of Philadelphia PA Airport Revenue Series B, AMT, 5.00%, 7/1/2032	750,000	793,006
Pennsylvania Economic Development Financing Authority Revenue Series A, 5.00%, 2/1/2025	100,000	104,720
Pennsylvania, State General Obligation 5.00%, 3/15/2027	100,000	106,230
		1,003,956
TENNESSEE — 1.4%
New Memphis Arena Public Building Authority Revenue Zero Coupon, 4/1/2030	530,000	479,969
TEXAS — 7.4%
Fort Bend, TX, Independent School District, General Obligation Series E, 5.00%, 2/15/2027 (c)	1,000,000	1,115,259
Houston of Harris County, TX, Port Authority General Obligation Series A, AMT, 5.00%, 10/1/2027	260,000	290,604
Lake Houston Redevelopment Authority Revenue 3.00%, 9/1/2034	375,000	314,509
New Hope, Cultural Education Facilities Corp. Revenue Series A-1, 5.50%, 1/1/2057	320,000	272,344
Plano, TX, Independent School District, General Obligation Series A, 5.00%, 2/15/2027 (c)	215,000	234,472
Texas, State General Obligation 5.00%, 8/1/2026	250,000	264,645
University of Texas, Revenue 5.00%, 8/15/2027	100,000	112,822
		2,604,655
UTAH — 4.5%
City of Salt Lake City UT Airport Revenue Series A, 5.00%, 7/1/2024	815,000	853,570
Vineyard Redevelopment Agency:
5.00%, 5/1/2024 (c)	350,000	368,155
5.00%, 5/1/2027 (c)	325,000	360,381
		1,582,106
Security Description	Principal Amount	Value
VIRGINIA — 3.2%
Hampton Roads Transportation Accountability Commission Revenue Series A, Class A, 5.00%, 7/1/2026	$ 575,000	$ 632,733
Virginia Small Business Financing Authority Revenue:
5.00%, 6/30/2039	125,000	132,126
5.00%, 12/31/2039	355,000	375,236
		1,140,095
WASHINGTON — 0.5%
Washington, State General Obligation 5.00%, 8/1/2029	150,000	164,280
WISCONSIN — 4.2%
Wisconsin Health & Educational Facilities Authority Revenue:
5.00%, 10/15/2027	350,000	392,847
5.00%, 10/15/2028	850,000	962,951
Wisconsin, State General Obligation Series 2, 5.00%, 11/1/2027	100,000	112,233
		1,468,031
TOTAL MUNICIPAL BONDS & NOTES (Cost $36,449,293)		33,043,079
	Shares
SHORT-TERM INVESTMENT — 4.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (d) (e) (Cost $1,595,897)	1,595,897	1,595,897
TOTAL INVESTMENTS — 98.8% (Cost $38,045,190)		34,638,976
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		422,391
NET ASSETS — 100.0%		$ 35,061,367

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.9% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Bond is insured by the following:
% of Net Assets
Assured Guaranty Municipal Corp.	5.4%
Permanent School Fund Guaranteed	3.9%
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2022.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
UT	Unlimited Tax
VRN	Variable Rate Note
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes	$ —	$33,043,079	$—	$33,043,079
Short-Term Investment	1,595,897	—	—	1,595,897
TOTAL INVESTMENTS	$1,595,897	$33,043,079	$—	$34,638,976

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	1,374,817	$1,374,817	$27,282,531	$27,061,451	$—	$—	1,595,897	$1,595,897	$4,853
See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
MUNICIPAL BONDS & NOTES — 94.2%
ARIZONA — 0.7%
City of Phoenix Civic Improvement Corp. Class D, 5.00%, 7/1/2030	$ 215,000	$ 233,895
ARKANSAS — 1.6%
Bentonville School District No. 6 Series F, 5.00%, 6/1/2025	480,000	516,243
CALIFORNIA — 10.7%
California Health Facilities Financing Authority Class A1, 5.00%, 11/1/2027	200,000	226,530
California, State General Obligation:
4.00%, 11/1/2026	750,000	802,651
5.00%, 8/1/2024	100,000	106,109
5.00%, 3/1/2027	120,000	128,584
Compton Unified School District Class B, 4.00%, 6/1/2032 (a)	175,000	181,667
Folsom Ranch Financing Authority Revenue 5.00%, 9/1/2029	145,000	155,317
Hartnell Community College District/CA 4.00%, 8/1/2034	215,000	221,414
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue 5.00%, 7/1/2025	125,000	135,528
Los Angeles Department of Water & Power Power System Revenue Series A, 5.00%, 7/1/2028	250,000	282,013
San Francisco Bay Area Rapid Transit District, General Obligations Class B1, 5.00%, 8/1/2028	400,000	457,294
San Francisco City & County Airport Comm-San Francisco International Airport Revenue Class D, 5.00%, 5/1/2025	375,000	401,051
San Francisco Unified School District, General Obligations 4.00%, 6/15/2026	185,000	196,549
San Mateo Foster City Public Financing Authority, Revenue 4.00%, 8/1/2035	175,000	178,449
		3,473,156
COLORADO — 2.3%
Colorado Health Facilities Authority Revenue Series A, 5.00%, 1/1/2025	300,000	320,146
Regional Transportation District Revenue Class A, 5.00%, 7/15/2027	400,000	421,916
		742,062
Security Description	Principal Amount	Value
CONNECTICUT — 5.5%
State of Connecticut, General Obligation 5.00%, 10/15/2029	$ 500,000	$ 544,184
State of Connecticut, Special Tax Revenue:
Class B, 5.00%, 10/1/2026	440,000	487,181
Class A, 5.00%, 5/1/2027	300,000	335,257
University of Connecticut Revenue Class A, 5.00%, 4/15/2026	380,000	416,105
		1,782,727
DELAWARE — 1.6%
Delaware Municipal Electric Corp. Revenue 5.00%, 7/1/2030	300,000	345,196
Delaware Transportation Authority Revenue 3.25%, 7/1/2025	180,000	183,697
		528,893
DISTRICT OF COLUMBIA — 3.1%
District of Columbia Revenue Class A, AMT, 5.00%, 8/31/2026	700,000	745,230
Washington Metropolitan Area Transit Authority Revenue 5.00%, 7/1/2024	250,000	264,077
		1,009,307
FLORIDA — 7.7%
City of Gainesville FL Utilities System Revenue Series A, 5.00%, 10/1/2025	290,000	314,707
City of Pompano Beach, FL , Revenue 3.50%, 9/1/2030	250,000	228,426
County of Miami-Dade FL Aviation Revenue Series A, Class A, 5.00%, 10/1/2024	370,000	390,601
Florida Development Finance Corp. Revenue:
4.00%, 11/15/2034	385,000	383,511
Series A, Class A, 4.00%, 6/15/2042	500,000	435,153
Miami-Dade County Expressway Authority Revenue Class A, 5.00%, 7/1/2025	100,000	105,350
Orlando Utilities Commission Revenue Revenue Series A, 5.00%, 10/1/2027	150,000	168,752
Palm Beach County Health Facilities Authority Revenue 5.00%, 11/15/2032	100,000	104,531
Somerset Community Development District:
4.00%, 5/1/2032	200,000	188,557

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
4.20%, 5/1/2037	$ 200,000	$ 184,959
		2,504,547
ILLINOIS — 3.3%
Illinois Finance Authority, Water Revenue 5.00%, 7/1/2036	270,000	301,973
Illinois State Toll Highway Authority Revenue Series B, 5.00%, 1/1/2027	140,000	154,978
Mount Prospect Park District, General Obligation:
Class A, 5.00%, 11/1/2028	120,000	133,367
Class A, 5.00%, 11/1/2031	280,000	318,317
State of Illinois, General Obligation 5.50%, 1/1/2028	130,000	143,461
		1,052,096
IOWA — 0.9%
Iowa Finance Authority Revenue 4.00%, 12/1/2050 (b)	300,000	298,980
MAINE — 0.3%
City of Auburn ME 5.00%, 9/1/2024	100,000	105,997
MARYLAND — 4.7%
County of Montgomery MD, General Obligation Series B, Class B, 4.00%, 11/1/2028	125,000	135,603
Maryland Economic Development Corp.Revenue Class B, AMT, 5.00%, 12/31/2036	425,000	438,832
Maryland, State General Obligation Class B, 5.00%, 8/1/2027	400,000	451,856
State of Maryland Department of Transportation Revenue 5.00%, 10/1/2028	285,000	320,048
Washington Suburban Sanitary Commission Revenue 5.00%, 6/1/2027	150,000	168,979
		1,515,318
MASSACHUSETTS — 2.0%
Massachusetts Bay Transportation Authority Sales Tax Revenue Series A, 5.00%, 7/1/2025	350,000	379,477
Massachusetts Development Finance Agency Revenue Series A-2, 5.00%, 7/1/2027	250,000	279,556
		659,033
MINNESOTA — 2.5%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority Revenue Class A, 5.00%, 11/15/2026	330,000	365,061
Security Description	Principal Amount	Value
Hopkins Independent School District No 270/MN, Genaral Obligation Series A, Class A, 4.00%, 2/1/2027	$ 400,000	$ 429,171
		794,232
NEW JERSEY — 2.9%
Hudson County Improvement Authority Revenue 3.00%, 10/1/2034	100,000	91,424
New Jersey Economic Development Authority Revenue:
Series MMM, 5.00%, 6/15/2033	180,000	192,658
Series QQQ, 5.00%, 6/15/2033	275,000	295,311
State of New Jersey Class A, 5.00%, 6/1/2027	330,000	363,847
		943,240
NEW YORK — 10.1%
City of New York NY 5.00%, 8/1/2025	105,000	113,920
Hudson Yards Infrastructure Corp. Series A, 5.00%, 2/15/2030	300,000	329,407
Metropolitan Transportation Authority Revenue Class E, 3.50%, 11/15/2032	230,000	215,205
New York City Transitional Finance Authority Building Aid Revenue Class A, 5.00%, 7/15/2038	475,000	513,190
New York State Dormitory Authority Revenue 5.00%, 10/1/2025	500,000	546,861
New York Transportation Development Corp. Revenue AMT, 5.00%, 12/1/2037	300,000	312,939
New York Transportation Development Corp. Revenue AMT, 5.00%, 12/1/2036	250,000	259,922
New York, NY, Dormitory Authority, Sales Tax Revenue Series C, Class C, 5.00%, 3/15/2025	295,000	317,371
New York, State Environmental Facilities Corp., Revenue 5.00%, 6/15/2025	630,000	682,392
		3,291,207
NORTH CAROLINA — 5.1%
City of Charlotte NC Water & Sewer System Revenue 4.00%, 7/1/2035	800,000	826,751
County of Wake NC, Revenue Series A, Class A, 5.00%, 8/1/2026	185,000	204,727

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Raleigh Durham Airport Authority Revenue Series B, Class B, 5.00%, 5/1/2027	$ 550,000	$ 611,987
		1,643,465
OHIO — 3.9%
American Municipal Power, Inc. Class A, 5.00%, 2/15/2027	500,000	555,780
Ohio, State General Obligation Series A, Class A, 5.00%, 5/1/2025	670,000	722,825
		1,278,605
OKLAHOMA — 2.5%
Carter County Public Facilities Authority Revenue 5.00%, 9/1/2028	200,000	218,510
Muskogee Industrial Trust Revenue 4.00%, 9/1/2032	100,000	101,812
Norman Regional Hospital Authority Revenue 4.00%, 9/1/2037	230,000	213,704
Oklahoma County Finance Authority Revenue 4.00%, 12/1/2027	250,000	260,356
		794,382
OREGON — 1.3%
Port of Portland OR Airport Revenue Series A, 5.00%, 7/1/2031	380,000	432,895
PENNSYLVANIA — 4.2%
Central Bucks School District, General Obligation 5.00%, 5/15/2025	270,000	291,453
Commonwealth of Pennsylvania, General Obligation Series 2016, 5.00%, 9/15/2023	500,000	519,437
Pennsylvania Turnpike Commission Revenue 5.00%, 6/1/2027	500,000	539,194
		1,350,084
RHODE ISLAND — 1.7%
Rhode Island Turnpike & Bridge Authority Revenue Series A, Class A, 5.00%, 10/1/2029	500,000	544,875
TEXAS — 6.0%
Bexar County, TX, General Obligation 4.00%, 6/15/2034	825,000	869,088
City of Garland TX Electric Utility System Revenue 5.00%, 3/1/2024	300,000	314,625
Security Description	Principal Amount	Value
County of Williamson, TX , General Obligation 5.00%, 2/15/2028	$ 155,000	$ 175,545
Love Field Airport Modernization Corp. Revenue AMT, 5.00%, 11/1/2034	105,000	110,365
University of Texas, Revenue Series B, 5.00%, 8/15/2029	425,000	489,982
		1,959,605
VIRGINIA — 0.4%
Hampton Roads Transportation Accountability Commission Revenue Series A, Class A, 5.00%, 7/1/2026	125,000	137,551
WASHINGTON — 6.5%
Central Puget Sound, Regional Transit Authority Revenue Series S-1, 5.00%, 11/1/2045	105,000	114,558
Energy Northwest, WA, Revenue Series A, Class A, 5.00%, 7/1/2028	750,000	851,029
King County Public Hospital District No 1 5.00%, 12/1/2036	590,000	631,034
Port of Seattle WA, Revenue 5.00%, 6/1/2034	200,000	226,119
State of Washington, General Obligation Series A, 5.00%, 8/1/2033	250,000	273,744
		2,096,484
WISCONSIN — 2.7%
Public Finance Authority Revenue Class A, 4.00%, 11/15/2037	600,000	563,784
State of Wisconsin Revenue Series A, Class A, 5.00%, 5/1/2025	300,000	322,797
		886,581
TOTAL MUNICIPAL BONDS & NOTES (Cost $31,052,198)		30,575,460
	Shares
SHORT-TERM INVESTMENT — 4.7%
State Street Institutional Liquid Reserves Fund, Premier Class 1.49% (c) (d) (Cost $1,543,289)	1,543,320	1,543,320
TOTAL INVESTMENTS — 98.9% (Cost $32,595,487)		32,118,780
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		345,971
NET ASSETS — 100.0%		$ 32,464,751

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

(a)	Bond is insured by the following:
% of Net Assets
Build America Mutual Assurance Company	0.6%
(b)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2022.
AMT	Alternative Minimum Tax
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes	$ —	$30,575,460	$—	$30,575,460
Short-Term Investment	1,543,320	—	—	1,543,320
TOTAL INVESTMENTS	$1,543,320	$30,575,460	$—	$ 32,118,780
	Number of Shares Held at 4/4/2022*	Value at 4/4/2022*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	$35,397,741	$33,855,033	$581	$31	1,543,320	$1,543,320	$7,376
*	Commencement of operations.
See accompanying notes to financial statements.

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.9%
DOMESTIC FIXED INCOME — 99.9%
SPDR Bloomberg 1-3 Month T-Bill ETF (a)(b)	208,058	$ 19,035,227
SPDR Bloomberg International Treasury Bond ETF (a)	26,869	622,286
SPDR Portfolio Intermediate Term Corporate Bond ETF (a)(b)	526,060	17,165,338
SPDR Portfolio Intermediate Term Treasury ETF (a)	628,939	18,534,832
SPDR Portfolio Long Term Corporate Bond ETF (a)	11,160	268,844
SPDR Portfolio Long Term Treasury ETF (a)(b)	986,122	32,611,055
SPDR Portfolio Mortgage Backed Bond ETF (a)(b)	1,318,878	30,136,362
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $128,081,760)		118,373,944
SHORT-TERM INVESTMENTS — 17.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (c)(d)	188,090	188,090
State Street Navigator Securities Lending Portfolio II (e)(f)	20,836,025	20,836,025
TOTAL SHORT-TERM INVESTMENTS (Cost $21,024,115)		$ 21,024,115
TOTAL INVESTMENTS — 117.6% (Cost $149,105,875)		139,398,059
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.6)%		(20,852,614)
NET ASSETS — 100.0%		$ 118,545,445

The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2022.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$ 118,373,944	$—	$—	$ 118,373,944
Short-Term Investments	21,024,115	—	—	21,024,115
TOTAL INVESTMENTS	$139,398,059	$—	$—	$139,398,059
See accompanying notes to financial statements.

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
SPDR Bloomberg 1-3 Month T-Bill ETF	39,726	$ 3,633,737	$ 33,009,354	$ 17,614,325	$ (5,630)	$ 12,091	208,058	$ 19,035,227	$ 6,583
SPDR Bloomberg High Yield Bond ETF	—	—	15,850,825	15,426,156	(424,669)	—	—	—	68,687
SPDR Bloomberg International Treasury Bond ETF	—	—	6,112,749	5,333,492	(156,424)	(547)	26,869	622,286	4,991
SPDR Portfolio Intermediate Term Corporate Bond ETF	508,248	18,652,702	21,424,060	21,403,961	(122,101)	(1,385,362)	526,060	17,165,338	257,413
SPDR Portfolio Intermediate Term Treasury ETF	292,929	9,485,041	16,982,150	6,795,056	29,519	(1,166,822)	628,939	18,534,832	91,861
SPDR Portfolio Long Term Corporate Bond ETF	634,102	20,151,762	24,426,333	39,518,526	(4,780,311)	(10,414)	11,160	268,844	640,506
SPDR Portfolio Long Term Treasury ETF	139,338	5,754,659	39,163,906	8,017,235	98,334	(4,388,609)	986,122	32,611,055	248,670
SPDR Portfolio Mortgage Backed Bond ETF	973,311	25,169,822	28,065,137	19,713,990	(439,172)	(2,945,435)	1,318,878	30,136,362	695,965
State Street Institutional U.S. Government Money Market Fund, Class G Shares	136,849	136,849	685,678	634,437	—	—	188,090	188,090	441
State Street Navigator Securities Lending Portfolio II	24,628,973	24,628,973	818,840,352	822,633,300	—	—	20,836,025	20,836,025	234,491
Total		$107,613,545	$1,004,560,544	$957,090,478	$(5,800,454)	$(9,885,098)		$139,398,059	$2,249,608
See accompanying notes to financial statements.

SPDR SSGA US SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.7%
DOMESTIC EQUITY — 96.9%
The Communication Services Select Sector SPDR Fund (a)(b)	71,118	$ 3,859,574
The Consumer Discretionary Select Sector SPDR Fund (a)(b)	101,186	13,911,051
The Consumer Staples Select Sector SPDR Fund (a)(b)	87,688	6,329,320
The Energy Select Sector SPDR Fund (a)	177,229	12,673,646
The Financial Select Sector SPDR Fund (a)(b)	748,783	23,549,225
The Health Care Select Sector SPDR Fund (a)(b)	246,210	31,573,970
The Industrial Select Sector SPDR Fund (a)(b)	229,397	20,035,534
The Materials Select Sector SPDR Fund (a)(b)	278,774	20,517,766
The Technology Select Sector SPDR Fund (a)(b)	394,971	50,208,714
The Utilities Select Sector SPDR Fund (a)(b)	204,622	14,350,141
		197,008,941
REAL ESTATE — 2.8%
Real Estate Select Sector SPDR Fund (a)(b)	136,665	5,584,133
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $221,927,807)		202,593,074
SHORT-TERM INVESTMENTS — 17.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (c)(d)	747,558	747,558
Security Description	Shares	Value
State Street Navigator Securities Lending Portfolio II (e)(f)	34,939,526	$ 34,939,526
TOTAL SHORT-TERM INVESTMENTS (Cost $35,687,084)		$ 35,687,084
TOTAL INVESTMENTS — 117.2% (Cost $257,614,891)		238,280,158
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.2)%		(35,035,171)
NET ASSETS — 100.0%		$ 203,244,987
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2022.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$202,593,074	$—	$—	$202,593,074
Short-Term Investments	35,687,084	—	—	35,687,084
TOTAL INVESTMENTS	$238,280,158	$—	$—	$238,280,158
See accompanying notes to financial statements.

SPDR SSGA US SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	422,278	$ 422,278	$ 3,765,531	$ 3,440,251	$ —	$ —	747,558	$ 747,558	$ 868
State Street Navigator Securities Lending Portfolio II	49,478,804	49,478,804	1,353,269,367	1,367,808,645	—	—	34,939,526	34,939,526	65,245
The Communication Services Select Sector SPDR Fund	150,287	12,168,738	55,574,365	59,735,850	(2,188,232)	(1,959,447)	71,118	3,859,574	101,661
The Consumer Discretionary Select Sector SPDR Fund	—	—	23,189,844	3,821,913	(922,118)	(4,534,762)	101,186	13,911,051	58,575
The Consumer Staples Select Sector SPDR Fund	67,445	4,719,127	105,368,964	106,181,566	2,201,398	221,397	87,688	6,329,320	522,860
The Energy Select Sector SPDR Fund	100,084	5,391,525	26,872,721	20,131,204	327	540,277	177,229	12,673,646	360,689
The Financial Select Sector SPDR Fund	599,399	21,991,949	55,186,810	48,869,553	420,253	(5,180,234)	748,783	23,549,225	502,582
The Health Care Select Sector SPDR Fund	—	—	57,662,189	25,098,227	(438,242)	(551,750)	246,210	31,573,970	176,401
The Industrial Select Sector SPDR Fund	274,818	28,141,363	36,475,172	41,851,490	(89,026)	(2,640,485)	229,397	20,035,534	145,241
The Materials Select Sector SPDR Fund	351,629	28,942,583	66,179,779	70,640,923	(484,685)	(3,478,988)	278,774	20,517,766	389,960
The Real Estate Sector SPDR Fund	—	—	7,046,530	537,397	(62,656)	(862,344)	136,665	5,584,133	42,297
The Technology Select Sector SPDR Fund	492,231	72,682,830	35,421,393	50,581,810	4,083,114	(11,396,813)	394,971	50,208,714	543,983
The Utilities Select Sector SPDR Fund	—	—	21,706,572	6,732,165	51,241	(675,507)	204,622	14,350,141	157,396
Total		$223,939,197	$1,847,719,237	$1,805,430,994	$ 2,571,374	$(30,518,656)		$238,280,158	$3,067,758
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 67.5%
ARGENTINA — 1.1%
Banco Macro SA Series REGS, USD 5 Year Swap Rate + 5.46%, 6.64%, 11/4/2026 (a)	$ 550,000	$ 441,012
Pampa Energia SA Series REGS, 7.50%, 1/24/2027	450,000	370,143
		811,155
BRAZIL — 2.2%
MC Brazil Downstream Trading SARL 7.25%, 6/30/2031	700,000	561,274
Movida Europe SA 5.25%, 2/8/2031	300,000	232,452
Petrobras Global Finance B.V. 5.50%, 6/10/2051	900,000	681,237
Simpar Europe SA 5.20%, 1/26/2031	200,000	155,580
		1,630,543
CHILE — 8.2%
CAP SA:
3.90%, 4/27/2031 (b)	600,000	471,246
3.90%, 4/27/2031	1,000,000	785,410
Chile Electricity PEC SpA 0.01%, 1/25/2028 (b)	2,500,000	1,837,275
Empresa Electrica Angamos SA Series REGS, 4.88%, 5/25/2029	121,700	109,627
Empresa Electrica Cochrane SpA Series REGS, 5.50%, 5/14/2027	1,316,700	1,112,612
Engie Energia Chile SA 3.40%, 1/28/2030	400,000	339,172
Guacolda Energia SA Series REGS, 4.56%, 4/30/2025	400,000	142,504
Mercury Chile Holdco LLC 6.50%, 1/24/2027 (b)	800,000	683,776
Telefonica Moviles Chile SA 3.54%, 11/18/2031 (b)	150,000	125,823
VTR Comunicaciones SpA 5.13%, 1/15/2028	200,000	144,566
VTR Finance NV Series REGS, 6.38%, 7/15/2028	500,000	363,535
		6,115,546
COLOMBIA — 6.9%
AI Candelaria Spain SA 5.75%, 6/15/2033	250,000	183,268
AI Candelaria Spain SLU 5.75%, 6/15/2033 (b)	500,000	366,535
Banco Davivienda SA 10 Year CMT + 5.10%, 6.65%, 4/22/2031 (a)(b)	400,000	318,472
Ecopetrol SA:
4.63%, 11/2/2031	1,500,000	1,138,905
5.88%, 5/28/2045	100,000	68,168
Security Description	Principal Amount	Value
5.88%, 11/2/2051	$ 250,000	$ 163,750
Empresas Publicas de Medellin ESP:
Series REGS, 4.25%, 7/18/2029	1,500,000	1,180,530
Series REGS, 4.38%, 2/15/2031	500,000	381,220
Gran Tierra Energy International Holdings, Ltd. Series REGS, 6.25%, 2/15/2025	600,000	537,666
Oleoducto Central SA Series REGS, 4.00%, 7/14/2027	950,000	790,609
		5,129,123
INDIA — 3.8%
Adani International Container Terminal Pvt, Ltd.:
3.00%, 2/16/2031 (b)	384,000	325,328
Series REGS, 3.00%, 2/16/2031	960,000	817,987
Adani Ports & Special Economic Zone, Ltd.:
3.10%, 2/2/2031	1,000,000	778,450
Series REGS, 4.38%, 7/3/2029	700,000	619,136
Vedanta Resources, Ltd. Series REGS, 6.13%, 8/9/2024	400,000	243,424
		2,784,325
INDONESIA — 6.1%
Freeport Indonesia PT 5.32%, 4/14/2032 (b)	400,000	366,392
Indonesia Asahan Aluminium Persero PT 5.80%, 5/15/2050	200,000	160,924
LLPL Capital Pte, Ltd. 6.88%, 2/4/2039 (b)	348,680	324,803
LLPL Capital Pte., Ltd. 6.88%, 2/4/2039	1,481,890	1,380,410
Minejesa Capital B.V.:
Series REGS, 4.63%, 8/10/2030	200,000	179,086
Series REGS, 5.63%, 8/10/2037	2,600,000	2,103,296
		4,514,911
JAMAICA — 0.1%
Digicel Group Holdings, Ltd.:
7.00%, 12/31/2099 (b)	63,525	29,222
8.00%, 4/1/2025 (b)	44,859	30,252
		59,474
KUWAIT — 1.1%
Equate Petrochemical B.V. Series REGS, 2.63%, 4/28/2028	900,000	798,750

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
MALAYSIA — 3.1%
Petronas Capital, Ltd. 2.48%, 1/28/2032 (b)	$ 400,000	$ 341,024
TNB Global Ventures Capital Bhd Series EMTN, 3.24%, 10/19/2026	2,000,000	1,925,801
		2,266,825
MEXICO — 3.5%
Banco Mercantil del Norte SA Series REGS, 10 Year CMT + 5.47%, 7.50%, 6/27/2029 (a)	800,000	727,176
BBVA Bancomer SA 5 Year CMT + 4.31%, 5.88%, 9/13/2034 (a)(c)	500,000	442,810
Mexarrend SAPI de CV 10.25%, 7/24/2024 (b)	300,000	145,497
Mexico Generadora de Energia S de rl Series REGS, 5.50%, 12/6/2032	707,690	662,957
Petroleos Mexicanos 6.75%, 9/21/2047	550,000	340,312
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 1/29/2025 (a)	800,000	251,904
		2,570,656
PANAMA — 1.7%
Banco Nacional de Panama 2.50%, 8/11/2030 (b)	300,000	237,558
C&W Senior Financing DAC Series REGS, 6.88%, 9/15/2027	400,000	359,024
UEP Penonome II SA 6.50%, 10/1/2038 (b)	749,412	699,036
		1,295,618
PERU — 5.6%
Banco BBVA Peru SA 5 Year CMT + 2.75%, 5.25%, 9/22/2029 (a)	200,000	193,756
Banco de Credito del Peru S.A.:
Series REGS, 5 Year CMT + 3.00%, 3.13%, 7/1/2030 (a)	200,000	183,156
5 Year CMT + 3.00%, 3.13%, 7/1/2030 (a)(b)	250,000	228,945
Banco Internacional del Peru SAA Interbank Series REGS, 1 year CMT + 3.71%, 4.00%, 7/8/2030 (a)	700,000	646,226
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	865,441	806,331
Hunt Oil Co. of Peru LLC Sucursal Del Peru Series REGS, 6.38%, 6/1/2028	1,007,600	923,546
Inkia Energy, Ltd. Series REGS, 5.88%, 11/9/2027	300,000	274,896
Security Description	Principal Amount	Value
Orazul Energy Egenor SCA 5.63%, 4/28/2027	$ 252,000	$ 223,320
Petroleos del Peru SA:
4.75%, 6/19/2032	500,000	386,990
5.63%, 6/19/2047	200,000	136,396
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	200,000	188,708
		4,192,270
QATAR — 1.7%
Qatar Energy 2.25%, 7/12/2031	1,500,000	1,280,625
SAUDI ARABIA — 1.0%
EIG Pearl Holdings SARL 3.55%, 8/31/2036	500,000	426,830
SA Global Sukuk, Ltd. 2.69%, 6/17/2031 (b)	400,000	351,268
		778,098
SINGAPORE — 11.4%
DBS Group Holdings, Ltd. Series GMTN, 5 Year CMT + 1.10%, 1.82%, 3/10/2031 (a)	950,000	863,142
Oversea-Chinese Banking Corp., Ltd.:
5 Year CMT + 1.58%, 1.83%, 9/10/2030 (a)(b)	500,000	460,810
Series REGS, 5 Year CMT + 1.58%, 1.83%, 9/10/2030 (a)	1,700,000	1,566,754
PSA Treasury Pte, Ltd. Series GMTN, 2.13%, 9/5/2029	2,000,000	1,795,720
SingTel Group Treasury Pte, Ltd. 1.88%, 6/10/2030	1,500,000	1,283,895
Temasek Financial I Ltd.:
1.00%, 10/6/2030 (b)	2,100,000	1,710,450
Series REGS, 1.00%, 10/6/2030	250,000	203,625
United Overseas Bank, Ltd. Series GMTN, 5 Year CMT + 1.52%, 1.75%, 3/16/2031 (a)	600,000	542,538
		8,426,934
SOUTH AFRICA — 0.3%
AngloGold Ashanti Holdings PLC 3.75%, 10/1/2030	300,000	249,033
SOUTH KOREA — 4.3%
Korea East-West Power Co., Ltd. Series REGS, 1.75%, 5/6/2025	900,000	849,672
KT Corp.:
1.00%, 9/1/2025	400,000	366,313
Series REGS, 2.50%, 7/18/2026	800,000	756,784
LG Chem, Ltd. 2.38%, 7/7/2031 (b)	200,000	167,786

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
NongHyup Bank 1.25%, 7/20/2025 (b)	$ 600,000	$ 555,288
Shinhan Financial Group Co., Ltd. 5 Year CMT + 2.06%, 2.88%, 5/12/2026 (a)(b)	550,000	486,755
		3,182,598
THAILAND — 1.0%
Bangkok Bank PCL 5.00%, 12/31/2099	200,000	182,568
Kasikornbank PCL Series EMTN, 5 Year CMT + 4.94%, 5.28%, 10/14/2025 (a)	600,000	556,500
		739,068
UNITED ARAB EMIRATES — 2.5%
Galaxy Pipeline Assets Bidco, Ltd. 2.16%, 3/31/2034 (b)	2,209,978	1,878,393
UNITED STATES — 1.9%
Freeport-McMoRan, Inc.:
4.38%, 8/1/2028	200,000	187,774
4.63%, 8/1/2030	1,300,000	1,205,555
		1,393,329
TOTAL CORPORATE BONDS & NOTES (Cost $58,485,677)		50,097,274
FOREIGN GOVERNMENT OBLIGATIONS — 30.3%
BRAZIL — 2.2%
Brazilian Government International Bond:
3.75%, 9/12/2031	900,000	735,381
5.00%, 1/27/2045	300,000	214,848
5.63%, 2/21/2047	900,000	696,933
		1,647,162
CHILE — 2.9%
Chile Government International Bond:
2.55%, 1/27/2032	600,000	509,832
2.55%, 7/27/2033	600,000	490,152
3.10%, 5/7/2041	600,000	457,914
3.10%, 1/22/2061	200,000	135,260
3.50%, 1/25/2050	700,000	538,629
		2,131,787
COLOMBIA — 3.5%
Colombia Government International Bond:
3.13%, 4/15/2031	700,000	518,840
3.25%, 4/22/2032	1,400,000	1,014,944
4.13%, 5/15/2051	950,000	569,839
5.00%, 6/15/2045	700,000	467,971
		2,571,594
Security Description	Principal Amount	Value
DOMINICAN REPUBLIC — 2.2%
Dominican Republic International Bond:
Series 144A, 4.88%, 9/23/2032 (b)	$ 1,900,000	$ 1,461,993
Series 144A, 6.00%, 2/22/2033 (b)	200,000	166,498
		1,628,491
INDONESIA — 3.5%
Indonesia Government International Bond:
3.70%, 10/30/2049	1,600,000	1,283,488
4.35%, 1/11/2048	500,000	435,645
Perusahaan Penerbit SBSN Indonesia III 2.55%, 6/9/2031 (b)	1,000,000	854,730
		2,573,863
MEXICO — 5.1%
Mexico Government International Bond:
2.66%, 5/24/2031	1,600,000	1,315,248
4.28%, 8/14/2041	1,600,000	1,264,720
4.35%, 1/15/2047	300,000	228,522
4.40%, 2/12/2052	1,350,000	1,011,406
		3,819,896
PANAMA — 3.0%
Panama Government International Bond:
2.25%, 9/29/2032	300,000	234,570
3.87%, 7/23/2060	2,100,000	1,492,176
4.30%, 4/29/2053	600,000	472,848
		2,199,594
PHILIPPINES — 3.2%
Philippine Government International Bond:
2.46%, 5/5/2030	400,000	348,852
2.65%, 12/10/2045	500,000	342,695
3.70%, 3/1/2041	1,000,000	826,710
3.70%, 2/2/2042	1,000,000	826,650
		2,344,907
SAUDI ARABIA — 2.5%
Saudi Government International Bond:
Series REGS, 2.25%, 2/2/2033	2,000,000	1,662,000
Series REGS, 3.45%, 2/2/2061	300,000	224,423
		1,886,423

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
SOUTH AFRICA — 0.9%
Republic of South Africa Government International Bond:
4.30%, 10/12/2028	$ 600,000	$ 512,220
5.88%, 4/20/2032	200,000	171,070
		683,290
SOUTH KOREA — 0.8%
Korea Development Bank 1.63%, 1/19/2031	500,000	421,255
Korea Electric Power Corp. Series REGS, 1.13%, 6/15/2025	200,000	185,446
		606,701
UNITED ARAB EMIRATES — 0.5%
Abu Dhabi Government International Bond Series 144A, 3.13%, 4/16/2030 (b)	400,000	380,444
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $28,903,078)		22,474,152
	Shares
SHORT-TERM INVESTMENT — 0.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (d)(e) (Cost $681,102)	681,102	681,102
TOTAL INVESTMENTS — 98.7% (Cost $88,069,857)		73,252,528
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		928,498
NET ASSETS — 100.0%		$ 74,181,026

(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 20.2% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2022, total aggregate fair value of the securities is $442,810, representing 0.60% of the Fund's net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2022.
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$49,654,464	$442,810	$50,097,274
Foreign Government Obligations	—	22,474,152	—	22,474,152
Short-Term Investment	681,102	—	—	681,102
TOTAL INVESTMENTS	$681,102	$72,128,616	$442,810	$73,252,528
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Industry Breakdown as of June 30, 2022

% of Net Assets
Foreign Government Obligations	30.3%
Electric	18.6
Banks	11.6
Oil & Gas	9.3
Commercial Services	6.2
Pipelines	5.2
Telecommunications	4.2
Mining	3.2
Investment Company Security	2.6
Energy-Alternate Sources	2.4
Iron/Steel	1.7
Chemicals	1.3
Diversified Financial Services	0.7
Media	0.5
Short-Term Investment	0.9
Other Assets in Excess of Liabilities	1.3
TOTAL	100.0%
(The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	2,549,386	$2,549,386	$32,703,537	$34,571,821	$—	$—	681,102	$681,102	$3,598
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 15.7%
ADVERTISING — 0.2%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/1/2024	$ 325,000	$ 322,055
AEROSPACE & DEFENSE — 0.2%
Boeing Co. 4.51%, 5/1/2023	320,000	321,382
AGRICULTURE — 0.3%
BAT International Finance PLC 1.67%, 3/25/2026	365,000	323,737
AIRLINES — 0.2%
Southwest Airlines Co. 4.75%, 5/4/2023	320,000	322,173
AUTO MANUFACTURERS — 0.6%
General Motors Financial Co., Inc. 5.25%, 3/1/2026	330,000	330,554
Hyundai Capital America 1.00%, 9/17/2024 (a)	350,000	325,308
Nissan Motor Acceptance Co. LLC 1.13%, 9/16/2024 (a)	90,000	82,801
		738,663
BANKS — 2.9%
Banco Bilbao Vizcaya Argentaria Colombia SA Series REGS, 4.88%, 4/21/2025	200,000	190,616
Banco Internacional del Peru SAA Interbank Series REGS, 1 year CMT + 3.71%, 4.00%, 7/8/2030 (b)	150,000	138,477
Bank of America Corp.:
SOFR + 0.69%, 1.68%, 4/22/2025 (b)	100,000	97,523
Series MTN, 3 Month USD LIBOR + 0.79%, 2.40%, 3/5/2024 (b)	210,000	208,622
Bank of Montreal SOFR + 0.71%, 2.13%, 3/8/2024 (b)	325,000	322,728
Bank of Nova Scotia 0.65%, 7/31/2024	175,000	164,147
Citigroup, Inc.:
3 Month USD LIBOR + 1.02%, 2.60%, 6/1/2024 (b)	225,000	223,682
SOFR + 0.53%, 1.28%, 11/3/2025 (b)	90,000	83,633
DBS Group Holdings, Ltd. Series GMTN, 5 Year CMT + 1.10%, 1.82%, 3/10/2031 (b)	200,000	181,714
Security Description	Principal Amount	Value
Goldman Sachs Group, Inc. 3.50%, 4/1/2025	$ 320,000	$ 314,413
Itau Unibanco Holding SA Series REGS, 5 Year CMT + 3.45%, 3.88%, 4/15/2031 (b)	200,000	176,172
JPMorgan Chase & Co.:
3.90%, 7/15/2025	315,000	316,446
SOFR + 1.32%, 2.31%, 4/26/2026 (b)	160,000	157,664
Macquarie Group, Ltd. 3 Month USD LIBOR + 1.33%, 4.15%, 3/27/2024 (a) (b)	315,000	315,315
Morgan Stanley Series MTN, SOFR + 0.46%, 0.53%, 1/25/2024 (b)	325,000	318,841
Toronto-Dominion Bank Series MTN, 0.70%, 9/10/2024	335,000	314,485
Wells Fargo & Co. Series MTN, SOFR + 1.60%, 1.65%, 6/2/2024 (b)	325,000	317,466
		3,841,944
BEVERAGES — 0.2%
Keurig Dr Pepper, Inc. 0.75%, 3/15/2024	335,000	319,188
BIOTECHNOLOGY — 0.3%
Royalty Pharma PLC 0.75%, 9/2/2023	340,000	327,338
COMMERCIAL SERVICES — 0.4%
PSA Treasury Pte, Ltd. Class GMTN, 2.50%, 4/12/2026	200,000	192,750
Triton Container International, Ltd. 0.80%, 8/1/2023 (a)	340,000	322,385
		515,135
DIVERSIFIED FINANCIAL SERVICES — 1.0%
American Express Co.:
3.38%, 5/3/2024	155,000	153,983
SOFR + 0.93%, 2.32%, 3/4/2025 (b)	165,000	163,627
Avolon Holdings Funding, Ltd. 5.13%, 10/1/2023 (a)	325,000	322,901
Capital One Financial Corp. 3.90%, 1/29/2024	325,000	325,062
Charles Schwab Corp. SOFR + 1.05%, 2.43%, 3/3/2027 (b)	320,000	314,787
		1,280,360
ELECTRIC — 1.8%
Empresa Electrica Angamos SA Series REGS, 4.88%, 5/25/2029	121,700	109,627

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Entergy Louisiana LLC 0.95%, 10/1/2024	$ 350,000	$ 329,830
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	314,706	293,211
Guacolda Energia SA Series REGS, 4.56%, 4/30/2025	200,000	71,252
Inkia Energy, Ltd. Series REGS, 5.88%, 11/9/2027	250,000	229,080
Minejesa Capital B.V. Series REGS, 4.63%, 8/10/2030	400,000	358,172
Pacific Gas & Electric Co.:
3.25%, 2/16/2024	220,000	214,146
4.95%, 6/8/2025	115,000	112,771
Southern California Edison Co. SOFR + 0.83%, 2.34%, 4/1/2024 (b)	340,000	334,234
TNB Global Ventures Capital Bhd Series EMTN, 3.24%, 10/19/2026	300,000	288,870
		2,341,193
ENERGY-ALTERNATE SOURCES — 0.1%
Empresa Electrica Cochrane SpA Series REGS, 5.50%, 5/14/2027	146,300	123,624
ENTERTAINMENT — 0.3%
Magallanes, Inc. 3.79%, 3/15/2025 (a)	345,000	334,643
ENVIRONMENTAL CONTROL — 0.2%
Republic Services, Inc. 2.50%, 8/15/2024	330,000	319,688
FOOD — 0.2%
Conagra Brands, Inc. 4.30%, 5/1/2024	322,000	323,240
HEALTH CARE PRODUCTS — 0.2%
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	335,000	316,002
HEALTH CARE SERVICES — 0.5%
Elevance Health, Inc. 3.50%, 8/15/2024	245,000	244,018
HCA, Inc. 5.00%, 3/15/2024	330,000	331,138
UnitedHealth Group, Inc. 3.70%, 5/15/2027	80,000	79,687
		654,843
INSURANCE — 0.6%
Athene Global Funding SOFR + 0.70%, 1.99%, 5/24/2024 (a) (b)	325,000	315,575
Security Description	Principal Amount	Value
Brighthouse Financial Global Funding 0.60%, 6/28/2023 (a)	$ 145,000	$ 140,483
Marsh & McLennan Cos., Inc. 3.88%, 3/15/2024	315,000	315,596
		771,654
INTERNET — 0.2%
Expedia Group, Inc. 6.25%, 5/1/2025 (a)	300,000	309,399
LODGING — 0.5%
Hyatt Hotels Corp. 1.30%, 10/1/2023	285,000	275,746
Marriott International, Inc. 3.60%, 4/15/2024	325,000	321,919
		597,665
MINING — 0.4%
Freeport-McMoRan, Inc. 4.13%, 3/1/2028	150,000	139,218
Glencore Funding LLC 4.13%, 5/30/2023 (a)	330,000	330,287
		469,505
MISCELLANEOUS MANUFACTURER — 0.2%
Parker-Hannifin Corp. 3.65%, 6/15/2024	295,000	293,071
OIL & GAS — 1.1%
Ecopetrol SA 4.13%, 1/16/2025	100,000	92,830
Pertamina Persero PT 1.40%, 2/9/2026	200,000	177,028
Petronas Capital, Ltd. Series REGS, 3.50%, 3/18/2025	250,000	248,408
Pioneer Natural Resources Co. 0.55%, 5/15/2023	325,000	316,654
Qatar Petroleum 1.38%, 9/12/2026	300,000	269,810
SA Global Sukuk, Ltd.:
1.60%, 6/17/2026 (a)	200,000	182,552
1.60%, 6/17/2026	200,000	182,250
		1,469,532
OIL & GAS SERVICES — 0.3%
Schlumberger Holdings Corp. 3.75%, 5/1/2024 (a)	325,000	323,849
PIPELINES — 0.7%
Energy Transfer L.P.:
4.05%, 3/15/2025	30,000	29,555
5.88%, 1/15/2024	300,000	305,760
GNL Quintero SA Series REGS, 4.63%, 7/31/2029	352,960	338,654

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	$ 200,000	$ 188,708
		862,677
REAL ESTATE INVESTMENT TRUSTS — 0.3%
Welltower, Inc. REIT, 3.63%, 3/15/2024	330,000	327,393
RETAIL — 0.2%
Dollar Tree, Inc. 4.00%, 5/15/2025	310,000	308,865
SEMICONDUCTORS — 0.2%
Microchip Technology, Inc. 0.97%, 2/15/2024	335,000	318,294
TELECOMMUNICATIONS — 0.9%
KT Corp.:
1.00%, 9/1/2025	250,000	228,946
Series REGS, 2.50%, 7/18/2026	200,000	189,196
Millicom International Cellular SA Series REGS, 5.13%, 1/15/2028	180,000	152,915
SingTel Group Treasury Pte, Ltd. Class EMTN, 3.25%, 6/30/2025	200,000	197,914
Verizon Communications, Inc. 3 Month USD LIBOR + 1.10%, 2.51%, 5/15/2025 (b)	315,000	313,085
VTR Comunicaciones SpA 5.13%, 1/15/2028	200,000	144,566
		1,226,622
TRANSPORTATION — 0.3%
Canadian Pacific Railway Co. 1.35%, 12/2/2024	345,000	325,294
TRUCKING & LEASING — 0.2%
Penske Truck Leasing Co. L.P./PTL Finance Corp. 2.70%, 11/1/2024 (a)	325,000	312,276
TOTAL CORPORATE BONDS & NOTES (Cost $21,989,968)		20,641,304
ASSET-BACKED SECURITIES — 22.2%
AUTOMOBILE — 1.0%
CPS Auto Receivables Trust Series 2021-A, Class D, 1.16%, 12/15/2026 (a)	600,000	571,560
Exeter Automobile Receivables Trust Series 2021-1A, Class C, 0.74%, 1/15/2026	500,000	486,378
Security Description	Principal Amount	Value
Hertz Vehicle Financing LLC Series 2021-1A, Class B, 1.56%, 12/26/2025 (a)	$ 350,000	$ 325,657
		1,383,595
OTHER ABS — 21.1%
ACREC 2021-FL1, Ltd. Series 2021-FL1, Class A, 1 Month USD LIBOR + 1.15%, 2.76%, 10/16/2036 (a) (b)	181,000	177,322
Affirm Asset Securitization Trust Series 2022-A, Class A, 4.30%, 5/17/2027 (a)	500,000	494,921
Anchorage Capital CLO 19, Ltd. Series 2021-19A, Class A, 3 Month USD LIBOR + 1.21%, 1.37%, 10/15/2034 (a) (b)	1,500,000	1,437,478
Arbor Realty Collateralized Loan Obligation 2020-FL1, Ltd. Series 2020-FL1, Class AS, 1 Month USD SOFR + 1.51%, 2.79%, 2/15/2035 (a) (b)	131,000	127,317
Bain Capital Credit CLO Series 2019-1A, Class AR, 3 Month USD LIBOR + 1.13%, 2.17%, 4/19/2034 (a) (b)	500,000	483,159
BDS LLC Series 2022-FL11, Class ATS, 1 Month SOFR + 1.80%, 3.31%, 3/19/2039 (a) (b)	250,000	245,689
BDS, Ltd. Series 2019-FL4, Class A, 1 Month USD LIBOR + 1.10%, 2.62%, 8/15/2036 (a) (b)	21,355	21,296
BRSP 2021-FL1, Ltd. Series 2021-FL1, Class A, 1 Month USD LIBOR + 1.15%, 2.76%, 8/19/2038 (a) (b)	151,000	146,679
BSPRT Issuer, Ltd.:
Series 2019-FL5, Class A, 1 Month USD LIBOR + 1.15%, 2.47%, 5/15/2029 (a) (b)	78,063	78,016
Series 2021-FL6, Class A, 1 Month USD LIBOR + 1.10%, 2.42%, 3/15/2036 (a) (b)	138,000	134,438
Carlyle US CLO, Ltd Series 2021-1A, Class A1, 3 Month USD LIBOR + 1.14%, 2.18%, 4/15/2034 (a) (b)	1,000,000	972,356
CarVal CLO IV, Ltd. Series 2021-1A, Class A1A, 3 Month USD LIBOR + 1.18%, 2.24%, 7/20/2034 (a) (b)	500,000	483,042

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
CHCP, Ltd.:
Series 2021-FL1, Class A, 1 Month USD SOFR + 1.16%, 2.50%, 2/15/2038 (a) (b)	$ 300,000	$ 296,656
Series 2021-FL1, Class AS, 1 Month USD SOFR + 1.41%, 2.75%, 2/15/2038 (a) (b)	100,000	96,883
CLNC, Ltd. Series 2019-FL1, Class AS, 1 Month USD SOFR + 1.66%, 3.17%, 8/20/2035 (a) (b)	131,000	126,504
CQS US CLO 2021-1, Ltd. Series 2021-1A, Class A, 3 Month USD LIBOR + 1.22%, 2.28%, 1/20/2035 (a) (b)	1,000,000	966,600
Credit-Based Asset Servicing & Securitization LLC Series 2004-CB7, Class M1, 1 Month USD LIBOR + 1.01%, 2.63%, 10/25/2034 (b)	618,399	563,815
Diamond Resorts Owner Trust 2021-1 Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	664,900	634,174
FS RIALTO Series 2021-FL2, Class A, 1 Month USD LIBOR + 1.22%, 2.73%, 5/16/2038 (a) (b)	150,000	144,156
FS Rialto 2019-FL1 Series 2019-FL1, Class A, 1 Month USD LIBOR + 1.20%, 2.71%, 12/16/2036 (a) (b)	96,818	96,491
FS Rialto 2021-FL3 Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.25%, 2.76%, 11/16/2036 (a) (b)	181,000	172,779
FS Rialto 2022-Fl4 Issuer LLC Series 2022-FL4, Class AS, SOFR30A + 2.40%, 3.19%, 1/19/2039 (a) (b)	250,000	247,579
FS Rialto Issuer LLCClass A, 3.20%, 6/19/2037 (a)	300,000	295,484
HalseyPoint CLO 3, Ltd. Series 2020-3A, Class A1A, 3 Month USD LIBOR + 1.45%, 2.74%, 11/30/2032 (a) (b)	1,150,000	1,129,875
Jamestown CLO XV, Ltd. Series 2020-15A, Class A, 3 Month USD LIBOR + 1.34%, 2.38%, 4/15/2033 (a) (b)	500,000	487,900
LCCM 2021-FL2 Trust Series 2021-FL2, Class A, 1 Month USD LIBOR + 1.20%, 2.52%, 12/13/2038 (a) (b)	151,000	147,917
Security Description	Principal Amount	Value
LCCM Trust Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.45%, 2.77%, 11/15/2038 (a) (b)	$ 181,000	$ 176,987
Lendingpoint 2021-A Asset Securitization Trust Series 2021-A, Class B, 1.46%, 12/15/2028 (a)	400,000	389,450
LoanCore 2018-CRE1 Issuer, Ltd. Series 2018-CRE1, Class A, 1 Month USD LIBOR + 1.13%, 2.45%, 5/15/2028 (a) (b)	5,809	5,789
LoanCore 2022-CRE7 Issuer, Ltd. Series 2022-CRE7, Class A, SOFR30A + 1.55%, 2.33%, 1/17/2037 (a) (b)	500,000	487,079
LoanCore Issuer, Ltd. Series 2019-CRE2, Class AS, 1 Month USD LIBOR + 1.50%, 2.82%, 5/15/2036 (a) (b)	100,000	98,250
Loanpal Solar Loan, Ltd. Series 2021-1GS, Class A, 2.29%, 1/20/2048 (a)	364,275	311,895
Marble Point CLO XXI, Ltd. Series 2021-3A, Class A1, 3 Month USD LIBOR + 1.24%, 2.28%, 10/17/2034 (a) (b)	2,000,000	1,912,826
Marlette Funding Trust Series 2021-1A, Class C, 1.41%, 6/16/2031 (a)	650,000	604,085
MF1 2021-FL7, Ltd. Series 2021-FL7, Class A, 1 Month USD LIBOR + 1.08%, 2.69%, 10/16/2036 (a) (b)	192,000	185,480
MF1 2022-FL8, Ltd. Series 2022-FL8, Class A, SOFR30A + 1.35%, 2.14%, 2/19/2037 (a) (b)	157,000	151,598
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL6, Class A, 1 Month USD LIBOR + 1.10%, 2.62%, 7/16/2036 (a) (b)	150,000	146,248
NLY Commercial Mortgage Trust Series 2019-FL2, Class AS, 1 Month USD LIBOR + 1.60%, 2.92%, 2/15/2036 (a) (b)	120,000	118,693
Northwoods Capital XVI, Ltd. Series 2017-16A, Class A, 3 Month USD LIBOR + 1.27%, 2.68%, 11/15/2030 (a) (b)	1,000,626	986,117

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Octagon Investment Partners 51, Ltd. Series 2021-1A, Class A, 3 Month USD LIBOR + 1.15%, 2.21%, 7/20/2034 (a) (b)	$ 1,000,000	$ 966,500
Pagaya AI Debt Selection Trust Series 2021-3, Class B, 1.74%, 5/15/2029 (a)	999,945	910,621
Pagaya AI Debt Selection Trust 2021-5 Series 2021-5, Class B, 2.63%, 8/15/2029 (a)	999,882	925,357
Peace Park CLO, Ltd. Series 2021-1A, Class A, 3 Month USD LIBOR + 1.13%, 2.19%, 10/20/2034 (a) (b)	1,000,000	967,400
Regatta VI Funding, Ltd. Series 2016-1A, Class AR2, 3 Month USD LIBOR + 1.16%, 2.22%, 4/20/2034 (a) (b)	1,000,000	967,300
Regatta XXIII Funding, Ltd. Series 2021-4A, Class A1, 3 Month USD LIBOR + 1.15%, 2.21%, 1/20/2035 (a) (b)	2,265,000	2,178,703
Sapphire Aviation Finance II, Ltd. Series 2020-1A, Class A, 3.23%, 3/15/2040 (a)	391,269	342,141
Shackleton CLO, Ltd. Series 2013-3A, Class AR, 3 Month USD LIBOR + 1.12%, 2.16%, 7/15/2030 (a) (b)	497,278	489,620
Sound Point CLO Series 2020-1A, Class AR, 3 Month USD LIBOR + 1.17%, 2.23%, 7/20/2034 (a) (b)	1,000,000	964,725
STWD, Ltd. Series 2019-FL1, Class AS, 1 Month USD SOFR + 1.51%, 2.85%, 7/15/2038 (a) (b)	100,000	99,111
TPG REAL ESTATE FINANCE TRTX 2022 FL5 A 144A Series 2022-FL5, Class A, SOFR30A + 1.65%, 2.42%, 2/15/2039 (a) (b)	200,000	194,591
Vibrant ClO VIII, Ltd. Series 2018-8A, Class A1A, 3 Month USD LIBOR + 1.14%, 2.20%, 1/20/2031 (a) (b)	500,000	490,900
VMC Finance 2022-FL5 LLC Series 2022-FL5, Class A, SOFR30A + 1.90%, 2.69%, 2/18/2039 (a) (b)	450,000	447,673
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (c)	485,824	460,681
Security Description	Principal Amount	Value
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (c)	$ 1,497,275	$ 1,421,653
Washington Mutural Asset-Backed Certificates WMABS Trust Series 2006-HE5, Class 2A2, 1 Month USD LIBOR + 0.18%, 1.80%, 10/25/2036 (b)	283,907	105,931
		27,715,930
STUDENT LOAN ABS — 0.1%
Commonbond Student Loan Trust Series 2018-BGS, Class B, 3.99%, 9/25/2045 (a)	147,369	141,797
Laurel Road Prime Student Loan Trust Series 2019-A, Class A1FX, 2.34%, 10/25/2048 (a)	38,701	37,975
		179,772
TOTAL ASSET-BACKED SECURITIES (Cost $30,328,410)		29,279,297
FOREIGN GOVERNMENT OBLIGATIONS — 1.8%
CHILE — 0.3%
Chile Government International Bond 3.13%, 1/21/2026	400,000	386,416
COLOMBIA — 0.3%
Colombia Government International Bond 4.50%, 1/28/2026	400,000	374,920
INDONESIA — 0.1%
Perusahaan Penerbit SBSN Indonesia III Series 144A, 1.50%, 6/9/2026 (a)	200,000	180,176
PANAMA — 0.2%
Panama Government International Bond 3.75%, 3/16/2025	250,000	247,127
QATAR — 0.3%
Qatar Government International Bond Series REGS, 3.25%, 6/2/2026	400,000	394,216
SOUTH AFRICA — 0.2%
Republic of South Africa Government International Bond 4.88%, 4/14/2026	200,000	189,392

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
SOUTH KOREA — 0.4%
Korea Development Bank 1.25%, 6/3/2025	$ 200,000	$ 187,256
Korea Electric Power Corp. Series REGS, 1.13%, 6/15/2025	400,000	370,892
		558,148
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,560,733)		2,330,395
U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.0%
Federal Home Loan Mortgage Corp.:
2.00%, 3/1/2036	1,407,980	1,316,533
Series 4211, Class AP, 1.60%, 3/15/2043	959,922	912,187
Series 4461, Class BA, CMO, 2.00%, 12/15/2043	587,481	562,022
Series 5179, Class GD, CMO, 2.00%, 12/25/2047	951,024	851,903
Series 4030, Class AN, CMO, REMIC, 1.75%, 4/15/2027	460,160	452,093
Series 4060, Class QA, CMO, REMIC, 1.50%, 9/15/2026	49,106	48,900
Series 4484, Class CD, CMO, REMIC, 1.75%, 7/15/2030	84,321	80,861
Series 4582, Class HA, CMO, REMIC, 3.00%, 9/15/2045	231,492	224,848
Series K722, Class X1, IO, 1.45%, 3/25/2023 (b)	345,478	1,809
Federal National Mortgage Association:
1.50%, 5/1/2036	1,074,972	980,514
2.00%, 9/1/2036	896,698	838,460
3.00%, 11/1/2033	791,348	783,512
3.00%, 11/1/2036	176,123	171,838
Series 2010-141, Class FB, CMO, REMIC, 1 Month USD LIBOR + 0.47%, 2.09%, 12/25/2040 (b)	159,910	159,887
Series 2012-32, Class DA, CMO, REMIC, 2.00%, 11/25/2026	435,004	429,136
Series 2016-8, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.45%, 2.07%, 3/25/2046 (b)	248,087	247,298
Security Description	Principal Amount	Value
Series 2018-27, Class FJ, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 1.92%, 12/25/2047 (b)	$ 176,305	$ 174,075
Series 2018-45, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 1.92%, 6/25/2048 (b)	197,069	194,400
Series 2020-M49, Class 1A1, VRN, 1.30%, 11/25/2030 (b)	1,079,500	968,651
Freddie Mac Pool 2.00%, 11/1/2036	1,158,667	1,083,413
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,308,103)		10,482,340
U.S. TREASURY OBLIGATIONS — 20.3%
U.S. Treasury Bills Zero Coupon, 8/11/2022 (Cost $26,786,450)	26,800,000	26,760,703
MORTGAGE-BACKED SECURITIES — 16.4%
Alternative Loan Trust Series 2006-41CB, Class 1A3, CMO, 6.00%, 1/25/2037	253,165	153,403
Alternative Loan Trust 2006-J7 Series 2006-J7, Class 1A3, 6.25%, 11/25/2036	424,957	231,117
BANK:
Series 2017-BNK6, Class XA, IO, 0.92%, 7/15/2060 (b)	1,023,084	30,908
Series 2020-BN26, Class XA, IO, VRN, 1.34%, 3/15/2063 (b)	1,309,091	94,688
BBCMS Mortgage Trust Series 2017-DELC, Class E, 1 Month USD LIBOR + 2.50%, 3.82%, 8/15/2036 (a) (b)	38,000	35,944
BENCHMARK Mortgage Trust Series 2018-B1, Class XA, IO, 0.63%, 1/15/2051 (b)	1,961,625	43,243
BPR Trust 2022-OANA Series 2022-OANA, Class A, 1 Month USD SOFR + 1.90%, 3.18%, 4/15/2037 (a) (b)	250,000	244,606
BX Trust Series 2018-EXCL, Class A, 1 Month USD LIBOR + 1.09%, 2.41%, 9/15/2037 (a) (b)	103,996	101,536
Cantor Commercial Real Estate Series 2019-CF1, Class 65A, 4.41%, 5/15/2052 (a) (b)	163,000	156,575

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Citigroup Commercial Mortgage Trust:
Series 2019-PRM, Class D, 4.35%, 5/10/2036 (a)	$ 261,000	$ 263,443
Series 2016-GC37, Class XA, IO, 1.84%, 4/10/2049 (b)	412,259	20,098
Citigroup Mortgage Loan Trust 2007-AR8 Series 2007-AR8, Class 2A1A, CMO, 3.33%, 7/25/2037 (b)	3,771,365	3,187,355
COLT Mortgage Loan Trust Series 2022-2, Class A1, 2.99%, 2/25/2067 (a) (c)	1,398,870	1,335,583
COMM Mortgage Trust:
Series 2018-HCLV, Class A, 1 Month USD LIBOR + 1.00%, 2.32%, 9/15/2033 (a) (b)	70,000	66,481
Series 2015-CR25, Class XA, IO, 0.97%, 8/10/2048 (b)	1,140,988	23,825
Credit Suisse Mortgage Capital Certificates Series 2017-CHOP, Class D, 1 Month USD LIBOR + 1.90%, 3.22%, 7/15/2032 (a) (b)	29,000	25,979
CSAIL Commercial Mortgage Trust:
Series 2017-C8, Class XA, IO, 1.25%, 6/15/2050 (b)	245,333	10,490
Series 2017-CX10, Class XA, IO, 0.83%, 11/15/2050 (b)	879,398	26,195
Series 2017-CX9, Class XA, IO, 0.95%, 9/15/2050 (b)	1,628,946	28,639
CSMC Mortgage Backed Trust Series 2020-RPL3, Class A1, CMO, 2.69%, 3/25/2060 (a) (b)	937,511	908,909
Government National Mortgage Association Series 2022-24, Class DC, 2.00%, 11/20/2034	913,115	869,684
Great Wolf Trust Series 2019-WOLF, Class E, 1 Month USD LIBOR + 2.73%, 4.06%, 12/15/2036 (a) (b)	125,000	116,697
GS Mortgage Securities Trust:
Series 2021-IP, Class A, 1 Month USD LIBOR + 0.95%, 2.27%, 10/15/2036 (a) (b)	181,000	171,760
Series 2017-GS7, Class XA, IO, 1.25%, 8/10/2050 (b)	380,535	15,613
Security Description	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2019-MFP, Class A, 1 Month USD LIBOR + 0.96% , 2.28%, 7/15/2036 (a) (b)	$ 107,000	$ 104,596
Series 2022-NLP, Class A, 1 Month USD SOFR + 0.60%, 1.88%, 4/15/2037 (a) (b)	188,000	175,155
Series 2016-JP4, Class XA, IO, 0.72%, 12/15/2049 (b)	1,385,094	28,694
JPMBB Commercial Mortgage Securities Trust:
Series 2019-COR5, Class XA, IO, VRN, 1.64%, 6/13/2052 (b)	1,106,157	80,103
Series 2014-C25, Class B, VRN, 4.35%, 11/15/2047 (b)	150,000	144,599
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (a) (c)	418,186	404,878
Legacy Mortgage Asset Trust 2021-GS2 Series 2021-GS2, Class A1, 1.75%, 4/25/2061 (a) (c)	366,728	343,791
LoanCore 2019-CRE3 Issuer, Ltd. Series 2019-CRE3, Class AS, 1 Month USD LIBOR + 1.37%, 2.69%, 4/15/2034 (a) (b)	110,075	109,559
Luminent Mortgage Trust Series 2007-1, Class 1A1, CMO, 1 Month USD LIBOR + 0.32%, 1.94%, 11/25/2036 (b)	2,652,313	2,485,493
MF1 2020-FL3, Ltd. Series 2020-FL3, Class A, 1 Month USD SOFR + 2.16%, 3.44%, 7/15/2035 (a) (b)	29,279	29,085
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XA, IO, 1.07%, 4/15/2047 (b)	678,441	6,698
Series 2014-C19, Class LNCX, IO, 0.76%, 12/15/2046 (a) (b)	1,153,938	14,048
Morgan Stanley Capital I Trust:
Series 2019-PLND, Class B, 1 Month USD LIBOR + 1.30%, 2.62%, 5/15/2036 (a) (b)	163,000	156,728
Series 2019-PLND, Class D, 1 Month USD LIBOR + 1.75%, 3.07%, 5/15/2036 (a) (b)	127,000	119,826
Series 2016-UB12, Class XA, IO, 0.79%, 12/15/2049 (b)	1,355,618	31,672

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Morgan Stanley Captial I Trust Series 2021-L6, Class A2, 2.13%, 6/15/2054 (b)	$ 151,000	$ 138,305
MSCG Trust Series 2018-SELF, Class A, 1 Month USD LIBOR + 0.90%, 2.22%, 10/15/2037 (a) (b)	79,000	77,180
Natixis Commercial Mortgage Securities Trust Series 2018-FL1, Class A, 1 Month USD LIBOR + 0.95%, 2.27%, 6/15/2035 (a) (b)	52,510	50,874
PFP, Ltd. Series 2019-6, Class A, 1 Month USD LIBOR + 1.05%, 2.56%, 4/14/2037 (a) (b)	2,786	2,766
PRPM LLC Series 2022-1, Class A1, 3.72%, 2/25/2027 (a) (c)	1,864,126	1,790,921
Residential Asset Securitization Trust Series 2006-A6, Class 1A4, CMO, IO, 6.00%, 7/25/2036	2,584,425	691,916
Residential Mortgage Loan Trust 2020-1 Series 2020-1, Class A1, 2.38%, 1/26/2060 (a) (b)	1,625,111	1,580,374
RIAL Issuer, Ltd. Series 2022-FL8, Class A, 1 Month USD SOFR + 2.25%, 3.73%, 1/19/2037 (a) (b)	250,000	246,059
Toorak Mortgage Corp., Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (a) (c)	799,582	793,710
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.69%, 6/15/2050 (b)	613,889	35,264
Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05%, 10/26/2048 (a) (b)	307,811	301,673
Verus Securitization Trust Series 2022-3, Class A1, 4.13%, 2/25/2067 (a) (c)	862,556	838,378
WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust Series 2006-AR16, Class 2A1, CMO, 2.39%, 12/25/2036 (b)	2,034,512	1,829,916
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8, Class 2CB3, CMO, 1 Month USD LIBOR + 0.41%, 2.03%, 10/25/2035 (b)	331,662	299,066
Security Description	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust:
Series 2022-ONL, Class A, 3.86%, 12/15/2039 (a)	$ 500,000	$ 474,490
Series 2019-C51, Class XA, IO, VRN, 1.48%, 6/15/2052 (b)	988,062	66,380
WFRBS Commercial Mortgage Trust Series 2013-C18, Class XA, IO, 0.94%, 12/15/2046 (b)	772,394	6,845
TOTAL MORTGAGE-BACKED SECURITIES (Cost $23,751,455)		21,621,813
COMMERCIAL MORTGAGE BACKED SECURITIES — 2.8%
Arbor Multifamily Mortgage Securities Trust 2021-MF2 Series 2021-MF2, Class A2, 2.02%, 6/15/2054 (a)	139,000	127,162
Benchmark 2019-B15 Mortgage Trust Series 2019-B15, Class XA, IO, VRN, 0.94%, 12/15/2072 (b)	4,068,535	178,018
BPR Trust 2021-TY Series 2021-TY, Class A, 1 Month USD LIBOR + 1.05%, 2.37%, 9/15/2038 (a) (b)	192,000	183,898
BX Commercial Mortgage Trust 2021-21M Series 2021-21M, Class A, 1 Month USD LIBOR + 0.73%, 2.05%, 10/15/2036 (a) (b)	181,000	174,664
BX Trust Series 2021-VIEW, Class A, 1 Month USD LIBOR + 1.28%, 2.60%, 6/15/2036 (a) (b)	299,000	287,328
BXHPP Trust 2021-FILM Series 2021-FILM, Class B, 1 Month USD LIBOR + 0.90%, 2.22%, 8/15/2036 (a) (b)	224,000	208,868
BXMT, Ltd. Series 2021-FL4, Class A, 1 Month USD LIBOR + 1.05%, 2.37%, 5/15/2038 (a) (b)	138,000	135,512
EQUS 2021-EQAZ Mortgage Trust Series 2021-EQAZ, Class A, 1 Month USD LIBOR + 0.75%, 2.08%, 10/15/2038 (a) (b)	181,000	173,046
Extended Stay America Trust Series 2021-ESH, Class A, 1 Month USD LIBOR + 1.08%, 2.41%, 7/15/2038 (a) (b)	149,083	145,581

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
GPMT, Ltd. Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.25%, 2.86%, 7/16/2035 (a) (b)	$ 85,994	$ 84,400
GS Mortgage Securities Trust Series 2020-GC47, Class XA, IO, VRN, 1.25%, 5/12/2053 (b)	2,113,109	151,302
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5, Class AS, 1 Month USD SOFR + 1.31%, 2.65%, 7/15/2036 (a) (b)	138,000	134,243
MHP 2022-MHIL Series 2022-MHIL, Class A, 1 Month USD SOFR + 0.81%, 2.09%, 1/15/2027 (a) (b)	157,000	149,721
MSC Trust 2021-ILP Series 2021-ILP, Class A, 1 Month USD LIBOR + 0.78%, 2.10%, 11/15/2023 (a) (b)	180,403	171,690
SMR 2022-IND Mortgage Trust Series 2022-IND, Class A, 1 Month USD SOFR + 1.65%, 2.93%, 2/15/2039 (a) (b)	155,299	149,003
SREIT Trust 2021-MFP Series 2021-MFP, Class A, 1 Month USD LIBOR + 0.73%, 2.05%, 11/15/2038 (a) (b)	181,000	171,712
Wells Fargo Commercial Mortgage Trust:
Series 2021-C60, Class A2, 2.04%, 8/15/2054	151,000	137,831
Series 2021-SAVE, Class A, 1 Month USD LIBOR + 1.15%, 2.47%, 2/15/2040 (a) (b)	90,902	87,068
Series 2021-SAVE, Class B, 1 Month USD LIBOR + 1.45%, 2.77%, 2/15/2040 (a) (b)	90,902	86,752
Series 2019-C52, Class XA, IO, VRN, 1.75%, 8/15/2052 (b)	2,906,599	233,931
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class AS, 3.89%, 8/15/2047	250,000	244,359
Series 2014-C23, Class AS, VRN, 4.21%, 10/15/2057 (b)	235,000	232,306
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $3,948,361)		3,648,395
Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 6.8%
CABLE/SATELLITE TV — 0.2%
Cable One, Inc. Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.00% 3.67%, 5/3/2028 (b)	$ 287,050	$ 277,004
CAPITAL MARKETS — 0.0%
Focus Financial Partners, LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.50% 4.17%, 6/30/2028 (b)	34,824	33,438
CASINO SERVICES — 0.3%
Stars Group Holdings B.V. Senior Secured 2018 USD Incremental Term Loan, 3 Month USD LIBOR + 2.25% 4.50%, 7/21/2026 (b)	362,113	345,431
CHEMICALS — 0.2%
Element Solutions Inc. Senior Secured 2019 Term Loan B1, 1 Month USD LIBOR + 2.00% 3.67%, 1/31/2026 (b)	182,556	180,661
COMMERCIAL SERVICES — 0.2%
Terminix Co., LLC Senior Secured 2019 Term Loan D, 1 Month USD LIBOR + 1.75% 3.44%, 11/5/2026 (b)	300,000	295,613
COMMERCIAL SERVICES & SUPPLIES — 0.1%
Clean Harbors, Inc. Senior Secured 2021 Incremental Term Loan B, 1 Month USD LIBOR + 2.00% 3.67%, 10/8/2028 (b)	74,625	74,215
DISTRIBUTION/WHOLESALE — 0.2%
Resideo Funding, Inc. Senior Secured 2021 Term Loan, 2 Month USD LIBOR + 2.25% 3.36%, 2/11/2028 (b)	296,993	287,340
DIVERSIFIED FINANCIAL SERVICES — 0.3%
Setanta Aircraft Leasing DAC Senior Secured Term Loan B, 3 Month USD LIBOR + 2.00% 4.25%, 11/5/2028(b)	185,000	176,522
Trans Union, LLC Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 1.75% 3.42%, 11/16/2026(b)	235,415	222,860
		399,382

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Level 3 Financing, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 3/1/2027 (b)	$ 425,000	$ 394,897
ENTERTAINMENT — 0.3%
WMG Acquisition Corp. Senior Secured 2021 Term Loan G, 1 Month USD LIBOR + 2.13% 3.79%, 1/20/2028 (b)	425,000	409,328
FOOD PRODUCTS — 0.3%
KFC Holding Co. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 1.75% 3.35%, 3/15/2028 (b)	420,739	416,444
FORESTRY — 0.3%
Asplundh Tree Expert, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 9/7/2027 (b)	420,718	407,307
HEALTH CARE EQUIPMENT & SUPPLIES — 0.0%
ICU Medical, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 2.65% 4.60%, 1/8/2029 (b)	29,925	28,915
HEALTH CARE PROVIDERS & SERVICES — 0.6%
Horizon Therapeutics USA, Inc. Senior Secured 2021 Term Loan B2, 1 Month USD LIBOR + 1.75% 3.38%, 3/15/2028(b)	420,740	407,461
ICON Luxembourg SARL Senior Secured LUX Term Loan, 3 Month USD LIBOR + 2.25% 4.56%, 7/3/2028(b)	283,858	274,968
ICON Luxembourg SARL Senior Secured US Term Loan, 3 Month USD LIBOR + 2.25% 4.56%, 7/3/2028(b)	70,723	68,508
		750,937
HOUSEHOLD PRODUCTS — 0.3%
Reynolds Consumer Products, LLC Senior Secured Term Loan, 1 Month USD LIBOR + 1.75% 3.42%, 2/4/2027 (b)	410,152	395,331
Security Description	Principal Amount	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
Vistra Operations Co., LLC Senior Secured 1st Lien Term Loan B3, 1 Month USD LIBOR + 1.75% 3.42%, 12/31/2025 (b)	$ 370,546	$ 355,724
INTERACTIVE MEDIA & SERVICES — 0.2%
Go Daddy Operating Co., LLC Senior Secured 2017 Repriced Term Loan, 1 Month USD LIBOR + 1.75% 3.42%, 2/15/2024 (b)	308,827	299,369
IT SERVICES — 0.3%
Fleetcor Technologies Operating Co., LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 1.75% 3.42%, 4/28/2028 (b)	420,753	405,764
MACHINERY — 0.4%
Ali Group S.R.L. Senior Secured 2021 Term Loan B, 10/13/2028(d)	85,000	81,515
Fluidra Finco SL Senior Secured 2022 USD Term Loan B, 1 Month USD SOFR + 2.00% 3.63%, 1/29/2029(b)	44,775	43,572
Ingersoll-Rand Services Co. Senior Secured 2020 USD Spinco Term Loan, 1 Month USD LIBOR + 1.85% 3.38%, 3/1/2027(b)	445,443	427,959
		553,046
MEDIA — 0.2%
Gray Television, Inc. Senior Secured 2021 Term Loan D, 1 Month USD LIBOR + 3.00% 4.06%, 12/1/2028(b)	79,600	76,395
Nexstar Broadcasting, Inc. Senior Secured 2019 Term Loan B4, 1 Month USD LIBOR + 2.50% 4.17%, 9/18/2026(b)	149,543	147,808
		224,203
MRI/MEDICAL DIAG IMAGING — 0.3%
IQVIA, Inc. Senior Secured 2018 USD Term Loan B3, 3 Month USD LIBOR + 1.75% 4.00%, 6/11/2025 (b)	396,862	386,611

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
PHARMACEUTICALS — 0.6%
Catalent Pharma Solutions, Inc. Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 2.00% 3.63%, 2/22/2028(b)	$ 34,649	$ 34,246
Elanco Animal Health, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 1.75% 2.81%, 8/1/2027(b)	500,974	474,485
Grifols Worldwide Operations USA, Inc. Senior Secured USD 2019 Term Loan B, 1 Month USD LIBOR + 2.00% 3.67%, 11/15/2027(b)	319,481	302,750
		811,481
PROFESSIONAL SERVICES — 0.1%
Trans Union, LLC Senior Secured 2021 Term Loan B6, 1 Month USD LIBOR + 2.25% 3.92%, 12/1/2028 (b)	82,267	78,634
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Iron Mountain, Inc. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 1.75% 3.42%, 1/2/2026(b)	420,607	403,913
SOFTWARE — 0.5%
NortonLifeLock, Inc. Senior Secured 2021 Term Loan B, 1/28/2029(d)	295,000	280,471
SS&C Technologies, Inc. Senior Secured 2018 Term Loan B5, 1 Month USD LIBOR + 1.75% 3.42%, 4/16/2025(b)	430,095	410,205
		690,676
THRIFTS & MORTGAGE FINANCE — 0.0%
Walker & Dunlop, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.25% 3.88%, 12/16/2028 (b)	39,800	38,208
TOTAL SENIOR FLOATING RATE LOANS (Cost $9,243,175)		8,943,872

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 5.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (e) (f) (Cost $7,824,635)	7,824,635	$ 7,824,635
TOTAL INVESTMENTS — 99.9% (Cost $137,741,290)		131,532,754
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		72,631
NET ASSETS — 100.0%		$ 131,605,385
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 34.5% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2022. Maturity date shown is the final maturity.
(d)	Position is unsettled. Contract rate was not determined at June 30, 2022 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2022.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 20,641,304	$—	$ 20,641,304
Asset-Backed Securities	—	29,279,297	—	29,279,297
Foreign Government Obligations	—	2,330,395	—	2,330,395
U.S. Government Agency Obligations	—	10,482,340	—	10,482,340
U.S. Treasury Obligations	—	26,760,703	—	26,760,703
Mortgage-Backed Securities	—	21,621,813	—	21,621,813
Commercial Mortgage Backed Securities	—	3,648,395	—	3,648,395
Senior Floating Rate Loans	—	8,943,872	—	8,943,872
Short-Term Investment	7,824,635	—	—	7,824,635
TOTAL INVESTMENTS	$7,824,635	$123,708,119	$—	$131,532,754

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	14,576,244	$14,576,244	$186,380,652	$193,132,261	$—	$—	7,824,635	$7,824,635	$13,913
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 14.9%
ARGENTINA — 0.0% (a)
Banco Macro SA:
USD 5 Year Swap Rate + 5.46%, 6.64%, 11/4/2026 (b) (c)	$ 150,000	$ 120,276
Series REGS, USD 5 Year Swap Rate + 5.46%, 6.64%, 11/4/2026 (c)	550,000	441,012
Pampa Energia SA:
Series REGS, 7.50%, 1/24/2027	250,000	205,635
Series REGS, 9.13%, 4/15/2029	150,000	121,611
		888,534
AUSTRALIA — 0.3%
Glencore Funding LLC:
1.63%, 4/27/2026 (b)	1,470,000	1,306,889
3.38%, 9/23/2051 (b)	1,115,000	762,649
Macquarie Group, Ltd. SOFR + 1.53%, 2.87%, 1/14/2033 (b) (c)	2,600,000	2,124,538
Westpac Banking Corp. 5 Year CMT + 1.53%, 3.02%, 11/18/2036 (c)	2,545,000	2,051,524
		6,245,600
BELGIUM — 0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/2049	1,875,000	1,916,006
BERMUDA — 0.1%
Triton Container International, Ltd./TAL International Container Corp. 3.25%, 3/15/2032	2,305,000	1,879,658
BRAZIL — 0.1%
MC Brazil Downstream Trading SARL 7.25%, 6/30/2031	200,000	160,364
Movida Europe SA 5.25%, 2/8/2031	400,000	309,936
Petrobras Global Finance B.V.:
5.50%, 6/10/2051	900,000	681,237
6.75%, 6/3/2050	1,000,000	869,740
Simpar Europe SA 5.20%, 1/26/2031	200,000	155,580
		2,176,857
CANADA — 0.5%
Bank of Montreal 5 Year CMT + 1.40%, 3.09%, 1/10/2037 (c)	2,445,000	1,999,863
Security Description	Principal Amount	Value
Bank of Nova Scotia 3.45%, 4/11/2025	$ 3,525,000	$ 3,477,624
Bombardier, Inc. 7.88%, 4/15/2027 (b)	365,000	303,797
Garda World Security Corp.:
4.63%, 2/15/2027 (b)	615,000	528,482
6.00%, 6/1/2029 (b)	480,000	368,491
GFL Environmental, Inc. 4.00%, 8/1/2028 (b)	585,000	486,077
Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer LLC 6.00%, 9/15/2028 (b)	225,000	186,633
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.:
5.00%, 12/31/2026 (b)	975,000	834,376
7.00%, 12/31/2027 (b)	335,000	249,491
Mattamy Group Corp. 4.63%, 3/1/2030 (b)	395,000	291,249
MEG Energy Corp.:
5.88%, 2/1/2029 (b)	95,000	86,860
7.13%, 2/1/2027 (b)	460,000	464,057
Parkland Corp.:
4.50%, 10/1/2029 (b)	435,000	354,325
4.63%, 5/1/2030 (b)	300,000	243,417
Primo Water Holdings, Inc. 4.38%, 4/30/2029 (b)	325,000	265,327
Superior Plus L.P./Superior General Partner, Inc. 4.50%, 3/15/2029 (b)	615,000	522,510
Telesat Canada/Telesat LLC:
4.88%, 6/1/2027 (b)	255,000	149,267
6.50%, 10/15/2027 (b)	260,000	111,462
Tervita Corp. 11.00%, 12/1/2025 (b)	237,000	257,775
Titan Acquisition, Ltd./Titan Co-Borrower LLC 7.75%, 4/15/2026 (b)	320,000	295,478
		11,476,561
CAYMAN ISLANDS — 0.0% (a)
Global Aircraft Leasing Co., Ltd. PIK, PIK, 6.50%, 9/15/2024 (b)	563,752	426,958
CHILE — 0.1%
CAP SA 3.90%, 4/27/2031 (b)	1,350,000	1,060,304
Chile Electricity PEC SpA 0.01%, 1/25/2028 (b)	500,000	367,455
Empresa Electrica Cochrane SpA Series REGS, 5.50%, 5/14/2027	585,200	494,494

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Guacolda Energia SA Series REGS, 4.56%, 4/30/2025	$ 1,900,000	$ 676,894
Telefonica Moviles Chile SA 3.54%, 11/18/2031 (b)	150,000	125,823
VTR Comunicaciones SpA 5.13%, 1/15/2028	600,000	433,698
		3,158,668
COLOMBIA — 0.3%
AI Candelaria Spain SLU 5.75%, 6/15/2033 (b)	900,000	659,763
Banco Davivienda SA VRN, 10 Year CMT + 5.10%, 6.65%, 4/22/2031 (b) (c)	600,000	477,708
Ecopetrol SA:
4.63%, 11/2/2031	400,000	303,708
5.88%, 5/28/2045	200,000	136,336
5.88%, 11/2/2051	2,050,000	1,342,750
Empresas Publicas de Medellin ESP:
Series REGS, 4.25%, 7/18/2029	1,400,000	1,101,828
Series REGS, 4.38%, 2/15/2031	1,000,000	762,440
Grupo Aval, Ltd. 4.38%, 2/4/2030 (b)	300,000	227,904
Millicom International Cellular SA Series REGS, 5.13%, 1/15/2028	180,000	152,915
Oleoducto Central SA Series REGS, 4.00%, 7/14/2027	500,000	416,110
		5,581,462
FRANCE — 0.1%
Altice France SA:
5.13%, 7/15/2029 (b)	680,000	513,074
5.50%, 10/15/2029 (b)	460,000	352,388
TotalEnergies Capital International SA 3.39%, 6/29/2060	1,350,000	1,034,977
		1,900,439
GERMANY — 0.0% (a)
TK Elevator US Newco, Inc. 5.25%, 7/15/2027 (b)	700,000	625,142
HONG KONG — 0.0% (a)
Seaspan Corp. 5.50%, 8/1/2029 (b)	325,000	256,968
INDIA — 0.2%
Adani International Container Terminal Pvt, Ltd. Series REGS, 3.00%, 2/16/2031	768,000	654,390
Security Description	Principal Amount	Value
Adani Ports & Special Economic Zone, Ltd.:
4.00%, 7/30/2027	$ 200,000	$ 184,168
Series REGS, 4.38%, 7/3/2029	400,000	353,792
JSW Hydro Energy, Ltd. 4.13%, 5/18/2031 (b)	368,000	293,009
Reliance Industries, Ltd. 2.88%, 1/12/2032	800,000	663,880
UPL Corp., Ltd. 4.50%, 3/8/2028	1,300,000	1,099,851
Vedanta Resources Finance II PLC 9.25%, 4/23/2026 (b)	1,400,000	842,646
		4,091,736
INDONESIA — 0.2%
Freeport Indonesia PT 5.32%, 4/14/2032 (b)	400,000	366,392
Indonesia Asahan Aluminium Persero PT 5.80%, 5/15/2050	200,000	160,924
LLPL Capital Pte., Ltd. 6.88%, 2/4/2039	1,133,210	1,055,608
Minejesa Capital B.V.:
Series REGS, 4.63%, 8/10/2030	200,000	179,086
Series REGS, 5.63%, 8/10/2037	2,400,000	1,941,504
		3,703,514
IRELAND — 0.1%
Avolon Holdings Funding, Ltd.:
2.13%, 2/21/2026 (b)	1,620,000	1,409,627
3.25%, 2/15/2027 (b)	685,000	597,786
		2,007,413
JAMAICA — 0.0% (a)
Digicel Group Holdings, Ltd.:
PIK, 7.00%, 12/31/2099 (b)	601,076	276,495
PIK, 8.00%, 4/1/2025 (b)	860,563	580,355
		856,850
KUWAIT — 0.0% (a)
Equate Petrochemical B.V. Series REGS, 2.63%, 4/28/2028	700,000	621,250
LUXEMBOURG — 0.0% (a)
Altice Financing SA 5.00%, 1/15/2028 (b)	240,000	193,632
Altice France Holding SA 6.00%, 2/15/2028 (b)	430,000	296,562
ARD Finance SA PIK, 6.50%, 6/30/2027 (b)	200,000	148,576
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (b)	430,000	354,948
		993,718

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
MEXICO — 0.2%
Banco Mercantil del Norte SA 10 year CMT + 5.47%, 7.50%, 6/27/2029 (b) (c)	$ 1,400,000	$ 1,272,558
BBVA Bancomer SA VRN, 5 Year CMT + 4.31%, 5.88%, 9/13/2034 (c)	200,000	177,124
Credito Real SAB de CV Series REGS, 5 Year CMT + 7.03%, 9.13%, 11/29/2022 (c)	500,000	12,095
Grupo Idesa SA de CV PIK, 10.13%, 5/22/2026 (b)	1,360,000	869,870
Mexarrend SAPI de CV 10.25%, 7/24/2024 (b)	982,000	476,260
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 1/29/2025 (c)	1,800,000	566,784
		3,374,691
PANAMA — 0.1%
Banco Nacional de Panama 2.50%, 8/11/2030 (b)	300,000	237,558
C&W Senior Financing DAC Series REGS, 6.88%, 9/15/2027	450,000	403,902
UEP Penonome II SA:
6.50%, 10/1/2038 (b)	332,018	309,700
Series REGS, 6.50%, 10/1/2038	379,449	353,942
		1,305,102
PERU — 0.1%
Banco de Credito del Peru S.A. VRN, 5 Year CMT + 3.00%, 3.13%, 7/1/2030 (b) (c)	400,000	366,312
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	314,706	293,211
Petroleos del Peru SA 4.75%, 6/19/2032	700,000	541,786
		1,201,309
QATAR — 0.0% (a)
Qatar Energy 2.25%, 7/12/2031	1,000,000	853,750
SAUDI ARABIA — 0.0% (a)
EIG Pearl Holdings SARL 3.55%, 8/31/2036	500,000	426,830
SINGAPORE — 0.2%
Avation Capital SA PIK, 8.25%, 10/31/2026 (b)	264,163	209,381
DBS Group Holdings, Ltd. Series GMTN, VRN, 5 Year CMT + 1.10%, 1.82%, 3/10/2031 (c)	200,000	181,714
Security Description	Principal Amount	Value
Oversea-Chinese Banking Corp., Ltd. Series REGS, VRN, 5 Year CMT + 1.58%, 1.83%, 9/10/2030 (c)	$ 700,000	$ 645,134
PSA Treasury Pte, Ltd. 2.25%, 4/30/2030	300,000	267,405
SingTel Group Treasury Pte, Ltd. 1.88%, 6/10/2030	200,000	171,186
Temasek Financial I Ltd.:
1.00%, 10/6/2030 (b)	2,900,000	2,362,050
Series REGS, 1.00%, 10/6/2030	250,000	203,625
		4,040,495
SOUTH AFRICA — 0.0% (a)
AngloGold Ashanti Holdings PLC 3.75%, 10/1/2030	300,000	249,033
SOUTH KOREA — 0.1%
KT Corp. 1.38%, 1/21/2027	700,000	624,271
LG Chem, Ltd. 2.38%, 7/7/2031 (b)	250,000	209,732
Shinhan Financial Group Co., Ltd. VRN, 5 Year CMT + 2.06%, 2.88%, 5/12/2026 (b) (c)	900,000	796,509
		1,630,512
SPAIN — 0.0% (a)
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (b)	1,040,000	902,023
THAILAND — 0.0% (a)
Bangkok Bank PCL VRN, 5.00%, 12/31/2099 (c)	400,000	365,136
Kasikornbank PCL Series EMTN, VRN, 5 Year CMT + 4.94%, 5.28%, 10/14/2025 (c)	700,000	649,250
		1,014,386
UNITED ARAB EMIRATES — 0.1%
Galaxy Pipeline Assets Bidco, Ltd.:
2.16%, 3/31/2034 (b)	2,113,892	1,796,724
2.94%, 9/30/2040	196,522	160,299
		1,957,023
UNITED KINGDOM — 0.1%
BAT Capital Corp. 2.73%, 3/25/2031	2,575,000	2,028,199
eG Global Finance PLC 8.50%, 10/30/2025 (b)	615,000	595,714
Virgin Media Finance PLC 5.00%, 7/15/2030 (b)	605,000	479,456
		3,103,369

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
UNITED STATES — 11.9%
AbbVie, Inc. 3.85%, 6/15/2024	$ 2,230,000	$ 2,229,509
Academy, Ltd. 6.00%, 11/15/2027 (b)	385,000	351,632
Acrisure LLC/Acrisure Finance, Inc.:
4.25%, 2/15/2029 (b)	445,000	360,450
6.00%, 8/1/2029 (b)	365,000	286,189
Acuris Finance Us, Inc./Acuris Finance SARL 5.00%, 5/1/2028 (b)	675,000	559,298
AdaptHealth LLC 5.13%, 3/1/2030 (b)	900,000	756,675
Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (b)	370,000	342,132
AEP Texas, Inc. Series H, 3.45%, 1/15/2050	1,880,000	1,449,405
Aethon United BR L.P./Aethon United Finance Corp. 8.25%, 2/15/2026 (b)	305,000	296,661
Air Lease Corp. 3.25%, 3/1/2025	1,570,000	1,499,460
Air Methods Corp. 8.00%, 5/15/2025 (b)	173,000	113,216
Alexandria Real Estate Equities, Inc. 1.88%, 2/1/2033	3,350,000	2,520,004
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027 (b)	345,000	305,884
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.00%, 6/1/2029 (b)	425,000	309,511
6.63%, 7/15/2026 (b)	355,000	325,556
9.75%, 7/15/2027 (b)	455,000	385,062
AMC Entertainment Holdings, Inc. 7.50%, 2/15/2029 (b)	295,000	249,508
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.75%, 4/20/2029 (b)	730,000	619,789
American Axle & Manufacturing, Inc. 5.00%, 10/1/2029	305,000	244,275
AmWINS Group, Inc. 4.88%, 6/30/2029 (b)	580,000	478,947
Antero Midstream Partners L.P./Antero Midstream Finance Corp. 5.75%, 3/1/2027 (b)	300,000	279,147
Antero Resources Corp. 5.38%, 3/1/2030 (b)	330,000	301,762
Security Description	Principal Amount	Value
Anthem, Inc. 3.30%, 1/15/2023	$ 1,867,000	$ 1,866,963
APi Escrow Corp. 4.75%, 10/15/2029 (b)	475,000	381,748
Arconic Corp. 6.13%, 2/15/2028 (b)	860,000	798,949
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 8/15/2027 (b)	300,000	210,165
Arrow Electronics, Inc. 3.88%, 1/12/2028	1,852,000	1,763,919
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.63%, 4/1/2030 (b)	415,000	299,970
ASP Unifrax Holdings, Inc.:
5.25%, 9/30/2028 (b)	590,000	471,428
7.50%, 9/30/2029 (b)	50,000	34,888
AssuredPartners, Inc.:
5.63%, 1/15/2029 (b)	60,000	48,521
7.00%, 8/15/2025 (b)	537,000	507,325
AT&T, Inc.:
2.25%, 2/1/2032	2,550,000	2,081,641
2.75%, 6/1/2031	605,000	522,835
Athene Holding, Ltd. 3.95%, 5/25/2051	2,420,000	1,783,879
Avaya, Inc. 6.13%, 9/15/2028 (b)	275,000	179,402
Bank of America Corp.:
5 Year CMT + 1.20%, 2.48%, 9/21/2036 (c)	3,745,000	2,912,299
SOFR + 1.11%, 3.84%, 4/25/2025	410,000	408,795
Bausch Health Cos., Inc.:
4.88%, 6/1/2028 (b)	420,000	328,696
6.13%, 2/1/2027 (b)	185,000	157,668
7.00%, 1/15/2028 (b)	460,000	263,350
BCPE Empire Holdings, Inc. 7.63%, 5/1/2027 (b)	435,000	354,181
Beacon Roofing Supply, Inc. 4.13%, 5/15/2029 (b)	170,000	139,618
Berry Global, Inc. 0.95%, 2/15/2024	2,054,000	1,945,610
Blackstone Holdings Finance Co. LLC 2.00%, 1/30/2032 (b)	2,940,000	2,341,298
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63%, 12/15/2025 (b)	235,000	223,946
Boeing Co. 2.95%, 2/1/2030	2,440,000	2,024,785
Boxer Parent Co., Inc. 7.13%, 10/2/2025 (b)	35,000	33,524

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
BP Capital Markets America, Inc. 3.00%, 3/17/2052	$ 2,630,000	$ 1,899,544
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (b)	665,000	628,252
Brighthouse Financial, Inc. 3.85%, 12/22/2051	1,260,000	857,228
Broadcom, Inc. 3.42%, 4/15/2033 (b)	2,429,000	2,007,981
Brown & Brown, Inc. 2.38%, 3/15/2031	1,815,000	1,437,825
Builders FirstSource, Inc.:
4.25%, 2/1/2032 (b)	400,000	305,644
5.00%, 3/1/2030 (b)	400,000	339,580
Bunge, Ltd. Finance Corp. 2.75%, 5/14/2031	1,355,000	1,117,645
Caesars Entertainment, Inc. 4.63%, 10/15/2029 (b)	465,000	362,891
Callon Petroleum Co. 7.50%, 6/15/2030	455,000	420,470
Calpine Corp.:
4.50%, 2/15/2028 (b)	265,000	241,200
4.63%, 2/1/2029 (b)	205,000	170,285
5.13%, 3/15/2028 (b)	165,000	146,325
Camelot Finance SA 4.50%, 11/1/2026 (b)	125,000	114,575
Carnival Corp. 5.75%, 3/1/2027 (b)	855,000	617,643
Carrier Global Corp. 3.58%, 4/5/2050	1,285,000	975,135
Carvana Co. 5.63%, 10/1/2025 (b)	165,000	126,690
Castle US Holding Corp. 9.50%, 2/15/2028 (b)	585,000	506,083
Castlelake Aviation Ltd. Senior Secured Term Loan B, 3 Month USD LIBOR + 2.75%, 4.58%, 10/22/2026 (c)	344,133	329,809
Catalent Pharma Solutions, Inc. 3.50%, 4/1/2030 (b)	360,000	295,438
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 1/15/2034 (b)	380,000	294,173
4.50%, 8/15/2030 (b)	370,000	309,209
4.75%, 3/1/2030 (b)	755,000	645,767
4.75%, 2/1/2032 (b)	375,000	308,745
Cedar Fair L.P. 5.25%, 7/15/2029	430,000	381,892
Cengage Learning, Inc. 9.50%, 6/15/2024 (b)	495,000	457,974
Centene Corp.:
2.50%, 3/1/2031	2,555,000	2,039,759
3.00%, 10/15/2030	210,000	174,056
Security Description	Principal Amount	Value
Century Communities, Inc. 6.75%, 6/1/2027	$ 360,000	$ 343,948
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 2/1/2032	3,340,000	2,530,651
Chesapeake Energy Corp. 5.88%, 2/1/2029 (b)	415,000	391,283
CHS/Community Health Systems, Inc.:
4.75%, 2/15/2031 (b)	410,000	301,600
6.00%, 1/15/2029 (b)	455,000	374,956
6.88%, 4/15/2029 (b)	540,000	345,692
Citigroup, Inc. 3 Month USD LIBOR + 1.39%, 3.67%, 7/24/2028 (c)	4,095,000	3,871,945
Clarios Global L.P./Clarios US Finance Co.:
6.25%, 5/15/2026 (b)	396,000	381,665
8.50%, 5/15/2027 (b)	225,000	217,645
Clarivate Science Holdings Corp. 4.88%, 7/1/2029 (b)	360,000	295,524
Clean Harbors, Inc. 5.13%, 7/15/2029 (b)	145,000	132,877
Clear Channel Outdoor Holdings, Inc.:
7.50%, 6/1/2029 (b)	480,000	346,800
7.75%, 4/15/2028 (b)	80,000	58,211
Clearway Energy Operating LLC 4.75%, 3/15/2028 (b)	375,000	339,548
CNX Midstream Partners L.P. 4.75%, 4/15/2030 (b)	775,000	649,884
CNX Resources Corp. 6.00%, 1/15/2029 (b)	375,000	348,750
Comcast Corp. 2.94%, 11/1/2056	2,696,000	1,870,889
CommScope Technologies LLC 5.00%, 3/15/2027 (b)	230,000	171,097
CommScope, Inc. 4.75%, 9/1/2029 (b)	470,000	376,705
Consolidated Communications, Inc. 5.00%, 10/1/2028 (b)	405,000	323,700
Constellation Brands, Inc.:
2.88%, 5/1/2030	1,275,000	1,107,822
3.15%, 8/1/2029	1,100,000	990,825
Continental Resources, Inc. 2.27%, 11/15/2026 (b)	860,000	762,949
Cornerstone Building Brands, Inc. 6.13%, 1/15/2029 (b)	375,000	241,530
Coty, Inc.:
5.00%, 4/15/2026 (b)	410,000	376,310

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
6.50%, 4/15/2026 (b)	$ 245,000	$ 225,848
CQP Holdco L.P./BIP-V Chinook Holdco LLC 5.50%, 6/15/2031 (b)	1,015,000	867,490
Crown Castle International Corp. 4.30%, 2/15/2029	1,955,000	1,877,132
CSC Holdings LLC 5.75%, 1/15/2030 (b)	810,000	589,291
CSI Compressco L.P./CSI Compressco Finance, Inc. 7.50%, 4/1/2025 (b)	385,000	356,533
CSX Corp. 3.35%, 9/15/2049	2,555,000	1,995,199
CVR Partners L.P./CVR Nitrogen Finance Corp. 6.13%, 6/15/2028 (b)	380,000	348,031
CVS Health Corp. 2.70%, 8/21/2040	1,980,000	1,425,600
CWT Travel Group, Inc. 8.50%, 11/19/2026 (b)	172,935	155,738
Dana Financing Luxembourg SARL 5.75%, 4/15/2025 (b)	325,000	312,458
Dana, Inc.:
4.25%, 9/1/2030	95,000	74,176
5.38%, 11/15/2027	125,000	108,724
5.63%, 6/15/2028	300,000	259,482
Dealer Tire LLC/DT Issuer LLC 8.00%, 2/1/2028 (b)	455,000	393,015
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38%, 8/15/2026 (b)	385,000	98,233
Dick's Sporting Goods, Inc.:
3.15%, 1/15/2032	1,355,000	1,072,970
4.10%, 1/15/2052	530,000	351,899
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.88%, 8/15/2027 (b)	485,000	413,773
Discover Financial Services 4.10%, 2/9/2027	2,075,000	1,986,937
DISH DBS Corp.:
5.13%, 6/1/2029	345,000	209,650
5.75%, 12/1/2028 (b)	405,000	299,753
5.88%, 11/15/2024	380,000	322,210
Dollar General Corp. 3.50%, 4/3/2030	2,300,000	2,119,220
Dollar Tree, Inc. 4.00%, 5/15/2025	1,748,000	1,741,602
Duke Energy Carolinas LLC 3.55%, 3/15/2052	545,000	452,791
Duke Energy Corp. 2.65%, 9/1/2026	3,065,000	2,876,778
Dun & Bradstreet Corp.:
5.00%, 12/15/2029 (b)	1,005,000	867,828
Security Description	Principal Amount	Value
Senior Secured 2022 Incremental Term Loan B2, 1 Month USD SOFRTE + 3.25%, 4.75%, 1/18/2029 (c)	$ 69,825	$ 65,461
Elevance Health, Inc. 4.10%, 5/15/2032	1,970,000	1,918,051
Embarq Corp. 8.00%, 6/1/2036	285,000	215,446
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (b)	240,000	169,471
Encompass Health Corp.:
4.50%, 2/1/2028	185,000	159,242
4.63%, 4/1/2031	455,000	368,641
4.75%, 2/1/2030	60,000	50,371
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 6.13%, 4/1/2029 (b)	475,000	359,661
Energizer Holdings, Inc. 6.50%, 12/31/2027 (b)	425,000	372,275
Energy Transfer L.P.:
4.75%, 1/15/2026	1,090,000	1,087,864
5.00%, 5/15/2044	1,150,000	963,194
Enterprise Products Operating LLC 3.75%, 2/15/2025	2,155,000	2,133,881
EQM Midstream Partners L.P.:
4.75%, 1/15/2031 (b)	395,000	315,088
6.50%, 7/1/2027 (b)	135,000	125,580
Essential Utilities, Inc. 3.35%, 4/15/2050	2,525,000	1,891,376
EverArc Escrow SARL 5.00%, 10/30/2029 (b)	740,000	620,179
Everi Holdings, Inc. 5.00%, 7/15/2029 (b)	580,000	491,533
Exelon Corp. 4.10%, 3/15/2052 (b)	255,000	218,775
Expedia Group, Inc.:
3.80%, 2/15/2028	2,745,000	2,503,660
5.00%, 2/15/2026	1,580,000	1,581,406
Exterran Energy Solutions L.P./EES Finance Corp. 8.13%, 5/1/2025	190,000	180,040
Exxon Mobil Corp. 2.99%, 3/19/2025	1,640,000	1,616,056
FedEx Corp. 4.75%, 11/15/2045	850,000	780,495
Ferrellgas L.P./Ferrellgas Finance Corp. 5.38%, 4/1/2026 (b)	330,000	286,631
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%, 1/15/2030 (b)	640,000	491,648

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
First Student Bidco, Inc./First Transit Parent, Inc. 4.00%, 7/31/2029 (b)	$ 340,000	$ 272,150
Ford Motor Co. 3.25%, 2/12/2032	1,275,000	953,037
Ford Motor Credit Co. LLC:
3.63%, 6/17/2031	545,000	422,190
4.95%, 5/28/2027	400,000	371,224
Series GMTN, 4.39%, 1/8/2026	600,000	553,950
Fortress Transportation and Infrastructure Investors LLC 5.50%, 5/1/2028 (b)	500,000	413,910
Freeport-McMoRan, Inc.:
4.38%, 8/1/2028	100,000	93,887
4.63%, 8/1/2030	300,000	278,205
5.45%, 3/15/2043	1,050,000	971,418
Frontier Communications Holdings LLC:
5.00%, 5/1/2028 (b)	250,000	213,638
5.88%, 10/15/2027 (b)	125,000	112,500
6.00%, 1/15/2030 (b)	435,000	336,038
Full House Resorts, Inc. 8.25%, 2/15/2028 (b)	685,000	555,069
Gap, Inc. 3.88%, 10/1/2031 (b)	405,000	281,621
General Motors Financial Co., Inc.:
2.40%, 10/15/2028	1,260,000	1,045,485
3.10%, 1/12/2032	1,260,000	1,012,637
Georgia-Pacific LLC 3.60%, 3/1/2025 (b)	2,243,000	2,231,852
Glatfelter Corp. 4.75%, 11/15/2029 (b)	425,000	296,625
Goldman Sachs Group, Inc. Series ., 3 Month USD LIBOR + 1.17%, 2.58%, 5/15/2026 (c)	4,155,000	4,055,155
Goodyear Tire & Rubber Co. 5.25%, 7/15/2031	535,000	432,949
GrafTech Finance, Inc. 4.63%, 12/15/2028 (b)	195,000	162,718
Griffon Corp. 5.75%, 3/1/2028	960,000	871,430
Guardian Life Global Funding 1.25%, 5/13/2026 (b)	2,240,000	2,021,062
Gulfport Energy Corp. 8.00%, 5/17/2026 (b)	375,000	369,506
Halliburton Co. 2.92%, 3/1/2030	972,000	860,939
HCA, Inc.:
4.13%, 6/15/2029	1,110,000	1,013,585
5.13%, 6/15/2039	1,100,000	964,117
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 4.63%, 5/1/2028 (b)	640,000	514,291
Security Description	Principal Amount	Value
Hertz Corp. 5.00%, 12/1/2029 (b)	$ 345,000	$ 265,733
Hess Midstream Operations L.P.:
4.25%, 2/15/2030 (b)	750,000	635,422
5.13%, 6/15/2028 (b)	365,000	329,066
Hess Midstream Operations LP 5.50%, 10/15/2030 (b)	310,000	278,823
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.50%, 6/1/2026 (b)	450,000	315,266
Hightower Holding LLC 6.75%, 4/15/2029 (b)	315,000	237,145
Hilcorp Energy I L.P./Hilcorp Finance Co.:
5.75%, 2/1/2029 (b)	170,000	148,376
6.25%, 11/1/2028 (b)	540,000	502,195
IAA, Inc. 5.50%, 6/15/2027 (b)	570,000	530,807
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.:
5.25%, 5/15/2027	385,000	340,748
6.25%, 5/15/2026	715,000	669,147
iHeartCommunications, Inc.:
5.25%, 8/15/2027 (b)	300,000	256,767
8.38%, 5/1/2027	75,000	59,933
II-VI, Inc. 5.00%, 12/15/2029 (b)	605,000	530,276
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 7/1/2028 (b)	510,000	404,471
Installed Building Products, Inc. 5.75%, 2/1/2028 (b)	435,000	387,298
Invitation Homes Operating Partnership L.P. 2.70%, 1/15/2034	2,410,000	1,853,049
Iron Mountain, Inc.:
4.88%, 9/15/2029 (b)	185,000	155,012
REIT, 4.50%, 2/15/2031 (b)	260,000	212,948
iStar, Inc. 4.75%, 10/1/2024	305,000	289,088
Jeld-Wen, Inc. 4.63%, 12/15/2025 (b)	610,000	516,347
JPMorgan Chase & Co.:
SOFR + 1.25%, 2.58%, 4/22/2032 (c)	2,465,000	2,075,555
SOFR + 1.26%, 2.96%, 1/25/2033 (c)	2,400,000	2,060,760
LBM Acquisition LLC 6.25%, 1/15/2029 (b)	320,000	204,608
LD Holdings Group LLC:
6.13%, 4/1/2028 (b)	60,000	36,578
6.50%, 11/1/2025 (b)	230,000	156,736

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Leeward Renewable Energy Operations LLC 4.25%, 7/1/2029 (b)	$ 425,000	$ 343,804
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.00%, 2/1/2026 (b)	340,000	284,128
Level 3 Financing, Inc.:
4.25%, 7/1/2028 (b)	300,000	240,390
4.63%, 9/15/2027 (b)	460,000	395,490
LFS Topco LLC 5.88%, 10/15/2026 (b)	395,000	312,074
Lifepoint Health, Inc. 5.38%, 1/15/2029 (b)	285,000	209,293
Ligado Networks LLC PIK, 15.50%, 11/1/2023 (b)	377,326	204,688
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (b)	450,000	351,090
Lowe's Cos., Inc. 4.25%, 4/1/2052	2,175,000	1,882,593
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 2/15/2026 (b)	545,000	463,473
Lumen Technologies, Inc.:
4.00%, 2/15/2027 (b)	355,000	300,128
5.13%, 12/15/2026 (b)	390,000	328,754
M/I Homes, Inc. 4.95%, 2/1/2028	365,000	312,531
Madison IAQ LLC:
4.13%, 6/30/2028 (b)	340,000	281,670
5.88%, 6/30/2029 (b)	330,000	251,701
Magallanes, Inc. 3.76%, 3/15/2027 (b)	2,065,000	1,937,982
Marriott International, Inc. Series HH, 2.85%, 4/15/2031	2,510,000	2,082,170
Marvell Technology, Inc. 1.65%, 4/15/2026	1,780,000	1,595,752
Massachusetts Mutual Life Insurance Co. 3.38%, 4/15/2050 (b)	1,920,000	1,461,216
Match Group Holdings II LLC 5.00%, 12/15/2027 (b)	775,000	720,913
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (b)	465,000	399,128
Metis Merger Sub LLC 6.50%, 5/15/2029 (b)	635,000	508,838
Michaels Cos., Inc.:
5.25%, 5/1/2028 (b)	490,000	385,895
7.88%, 5/1/2029 (b)	350,000	231,756
Microsoft Corp. 2.92%, 3/17/2052	1,290,000	1,018,442
Security Description	Principal Amount	Value
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.88%, 5/1/2029 (b)	$ 370,000	$ 302,112
Minerva Merger Sub, Inc. 6.50%, 2/15/2030 (b)	555,000	463,103
Mirion Technologies, Inc. Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 2.75%, 5.63%, 10/20/2028	243,163	230,852
ModivCare Escrow Issuer, Inc. 5.00%, 10/1/2029 (b)	190,000	153,490
ModivCare, Inc. 5.88%, 11/15/2025 (b)	260,000	239,060
Monongahela Power Co. 5.40%, 12/15/2043 (b)	675,000	668,034
Morgan Stanley SOFR + 1.36%, 2.48%, 9/16/2036 (c)	5,070,000	3,898,475
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (b)	345,000	308,885
Mozart Debt Merger Sub, Inc. 5.25%, 10/1/2029 (b)	740,000	615,066
MPLX L.P. 1.75%, 3/1/2026	1,005,000	906,711
Murphy Oil USA, Inc. 4.75%, 9/15/2029	285,000	257,375
Nabors Industries, Inc. 7.38%, 5/15/2027 (b)	255,000	240,210
Nabors Industries, Ltd. 7.25%, 1/15/2026 (b)	305,000	270,712
Nationstar Mortgage Holdings, Inc. 5.75%, 11/15/2031 (b)	620,000	474,027
Navient Corp. 5.00%, 3/15/2027	285,000	235,082
NCL Corp., Ltd.:
3.63%, 12/15/2024 (b)	585,000	491,657
5.88%, 3/15/2026 (b)	395,000	309,905
5.88%, 2/15/2027 (b)	355,000	303,529
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (b)	115,000	96,697
NetApp, Inc. 1.88%, 6/22/2025	1,585,000	1,478,440
News Corp. 5.13%, 2/15/2032 (b)	155,000	137,575
NFP Corp.:
4.88%, 8/15/2028 (b)	280,000	240,038
6.88%, 8/15/2028 (b)	305,000	253,635
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 2/1/2026 (b)	655,000	589,467

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
NGL Energy Partners L.P./NGL Energy Finance Corp. 7.50%, 4/15/2026	$ 360,000	$ 269,986
NRG Energy, Inc. 3.63%, 2/15/2031 (b)	545,000	428,871
NuStar Logistics L.P. 6.00%, 6/1/2026	510,000	472,245
Oasis Petroleum, Inc. 6.38%, 6/1/2026 (b)	545,000	504,283
Occidental Petroleum Corp.:
6.13%, 1/1/2031	540,000	547,906
6.45%, 9/15/2036	220,000	229,152
6.60%, 3/15/2046	215,000	228,223
6.63%, 9/1/2030	650,000	669,643
Olympus Water US Holding Corp.:
4.25%, 10/1/2028 (b)	600,000	470,574
6.25%, 10/1/2029 (b)	400,000	278,284
Omnicom Group, Inc. 2.45%, 4/30/2030	2,440,000	2,054,797
OneMain Finance Corp.:
5.38%, 11/15/2029	250,000	202,718
6.63%, 1/15/2028	125,000	111,856
7.13%, 3/15/2026	324,000	302,033
Option Care Health, Inc. 4.38%, 10/31/2029 (b)	470,000	403,044
Oracle Corp. 3.60%, 4/1/2050	2,185,000	1,524,955
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.13%, 4/30/2031 (b)	770,000	664,548
Owens & Minor, Inc. 6.63%, 4/1/2030 (b)	530,000	483,307
Pacific Gas & Electric Co.:
1.37%, 3/10/2023	1,000,000	983,890
2.50%, 2/1/2031	1,320,000	1,014,552
Par Petroleum LLC/Par Petroleum Finance Corp. 7.75%, 12/15/2025 (b)	650,000	618,221
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.88%, 5/15/2029 (b)	290,000	249,432
Parker-Hannifin Corp. 4.25%, 9/15/2027	550,000	547,123
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 2/15/2028	185,000	156,789
PECF USS Intermediate Holding III Corp. 8.00%, 11/15/2029 (b)	285,000	225,891
Penn National Gaming, Inc.:
4.13%, 7/1/2029 (b)	310,000	237,057
5.63%, 1/15/2027 (b)	620,000	546,778
Security Description	Principal Amount	Value
PennyMac Financial Services, Inc.:
4.25%, 2/15/2029 (b)	$ 495,000	$ 366,300
5.38%, 10/15/2025 (b)	465,000	408,475
Penske Truck Leasing Co. L.P./PTL Finance Corp. 4.20%, 4/1/2027 (b)	1,105,000	1,078,646
Performance Food Group, Inc.:
4.25%, 8/1/2029 (b)	380,000	317,441
5.50%, 10/15/2027 (b)	460,000	426,227
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/2028 (b)	825,000	712,833
7.75%, 2/15/2029 (b)	500,000	451,095
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024 (b)	188,000	192,063
Pike Corp. 5.50%, 9/1/2028 (b)	825,000	660,132
Pioneer Natural Resources Co. 1.13%, 1/15/2026	1,470,000	1,314,680
Post Holdings, Inc.:
4.63%, 4/15/2030 (b)	530,000	447,134
5.50%, 12/15/2029 (b)	140,000	125,430
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.:
5.63%, 9/1/2029 (b)	485,000	346,106
5.88%, 9/1/2031 (b)	235,000	163,012
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 1/15/2028 (b)	350,000	293,850
Qorvo, Inc. 1.75%, 12/15/2024 (b)	700,000	654,941
Quanta Services, Inc. 2.35%, 1/15/2032	2,590,000	1,995,906
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 9/15/2026 (b)	300,000	259,083
Radiology Partners, Inc. 9.25%, 2/1/2028 (b)	345,000	259,274
Raytheon Technologies Corp. 3.03%, 3/15/2052	1,290,000	965,359
Real Hero Merger Sub 2, Inc. 6.25%, 2/1/2029 (b)	165,000	125,339
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.25%, 4/15/2030 (b)	740,000	547,681
5.75%, 1/15/2029 (b)	295,000	225,424
Rent-A-Center, Inc. 6.38%, 2/15/2029 (b)	330,000	257,176

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (b)	$ 205,000	$ 175,382
Royalty Pharma PLC 3.30%, 9/2/2040	2,650,000	1,958,191
RP Escrow Issuer LLC 5.25%, 12/15/2025 (b)	870,000	753,872
Ryan Specialty Group LLC 4.38%, 2/1/2030 (b)	440,000	382,901
Sabine Pass Liquefaction LLC 5.00%, 3/15/2027	1,250,000	1,255,187
Sabre GLBL, Inc. 9.25%, 4/15/2025 (b)	210,000	202,774
Santander Holdings USA, Inc.:
3.40%, 1/18/2023	1,875,000	1,872,094
SOFR + 1.25%, 2.49%, 1/6/2028 (c)	2,290,000	2,021,085
Schweitzer-Mauduit International, Inc. 6.88%, 10/1/2026 (b)	500,000	449,620
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc. 6.63%, 3/1/2030 (b)	470,000	399,721
Scotts Miracle-Gro Co. 4.50%, 10/15/2029	440,000	360,897
Scripps Escrow, Inc. 5.88%, 7/15/2027 (b)	280,000	245,123
SEG Holding LLC/SEG Finance Corp. 5.63%, 10/15/2028 (b)	605,000	542,437
Select Medical Corp. 6.25%, 8/15/2026 (b)	860,000	804,547
Sherwin-Williams Co. 2.90%, 3/15/2052	555,000	379,293
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (b)	340,000	311,974
Smithfield Foods, Inc.:
3.00%, 10/15/2030 (b)	325,000	270,852
4.25%, 2/1/2027 (b)	1,965,000	1,882,411
Sonic Automotive, Inc. 4.63%, 11/15/2029 (b)	515,000	399,434
Southern Co. Series A, 3.70%, 4/30/2030	2,045,000	1,899,069
Southwestern Energy Co.:
4.75%, 2/1/2032	430,000	367,822
5.38%, 2/1/2029	410,000	380,947
Spectrum Brands, Inc. 5.00%, 10/1/2029 (b)	370,000	320,638
Sprint Capital Corp. 6.88%, 11/15/2028	1,270,000	1,338,237
SRS Distribution, Inc.:
4.63%, 7/1/2028 (b)	315,000	275,137
6.13%, 7/1/2029 (b)	495,000	390,090
Staples, Inc.:
7.50%, 4/15/2026 (b)	240,000	199,018
Security Description	Principal Amount	Value
10.75%, 4/15/2027 (b)	$ 150,000	$ 99,291
Station Casinos LLC 4.63%, 12/1/2031 (b)	295,000	230,348
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.00%, 6/1/2031 (b)	595,000	506,226
SunCoke Energy, Inc. 4.88%, 6/30/2029 (b)	510,000	415,874
Sunoco L.P./Sunoco Finance Corp.:
4.50%, 5/15/2029	150,000	123,633
6.00%, 4/15/2027	300,000	286,089
SWF Escrow Issuer Corp. 6.50%, 10/1/2029 (b)	350,000	244,461
Sysco Corp.:
3.15%, 12/14/2051	270,000	193,541
3.25%, 7/15/2027	1,205,000	1,147,546
3.30%, 2/15/2050	1,020,000	761,879
Tecta America Corp. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.25%, 5.92%, 4/10/2028 (c)	193,050	180,984
Tempo Acquisition, LLC Senior Secured 2022 Term Loan B, 1 Month USD SOFRTE + 3.00%, 4.53%, 8/31/2028 (c)	144,275	137,061
Tenet Healthcare Corp.:
6.13%, 10/1/2028 (b)	695,000	598,041
6.13%, 6/15/2030 (b)	450,000	421,830
6.25%, 2/1/2027 (b)	610,000	563,780
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (b)	155,000	122,475
Textron, Inc. 2.45%, 3/15/2031	3,800,000	3,122,422
Thermo Fisher Scientific, Inc. 1.22%, 10/18/2024	1,675,000	1,588,804
T-Mobile USA, Inc.:
2.25%, 2/15/2026	3,485,000	3,139,218
3.38%, 4/15/2029	165,000	144,408
TMS International Corp. 6.25%, 4/15/2029 (b)	220,000	160,756
Townsquare Media, Inc. 6.88%, 2/1/2026 (b)	150,000	135,414
TransDigm, Inc.:
5.50%, 11/15/2027	520,000	442,806
6.25%, 3/15/2026 (b)	675,000	652,259
8.00%, 12/15/2025 (b)	90,000	91,171
Transocean Poseidon, Ltd. 6.88%, 2/1/2027 (b)	351,562	313,523
Transocean Proteus, Ltd. 6.25%, 12/1/2024 (b)	225,000	212,425
Transocean, Inc. 11.50%, 1/30/2027 (b)	141,000	131,846

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Trident TPI Holdings, Inc. 6.63%, 11/1/2025 (b)	$ 410,000	$ 366,638
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (b)	320,000	227,430
Triumph Group, Inc.:
6.25%, 9/15/2024 (b)	160,000	142,958
7.75%, 8/15/2025	282,000	216,993
Tronox, Inc. 4.63%, 3/15/2029 (b)	100,000	80,822
Uber Technologies, Inc. 4.50%, 8/15/2029 (b)	380,000	312,596
United Airlines, Inc. 4.63%, 4/15/2029 (b)	760,000	644,472
United Natural Foods, Inc. 6.75%, 10/15/2028 (b)	455,000	426,057
United Rentals North America, Inc. 5.25%, 1/15/2030	40,000	37,126
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC 6.50%, 2/15/2029 (b)	325,000	237,942
Univision Communications, Inc. 4.50%, 5/1/2029 (b)	325,000	280,842
US Foods, Inc.:
4.63%, 6/1/2030 (b)	290,000	247,240
4.75%, 2/15/2029 (b)	340,000	297,089
USA Compression Partners L.P./USA Compression Finance Corp. 6.88%, 9/1/2027	895,000	794,312
Valero Energy Corp. 2.85%, 4/15/2025	329,000	318,067
Verizon Communications, Inc. 1.75%, 1/20/2031	3,884,000	3,119,357
Viatris, Inc.:
1.65%, 6/22/2025	600,000	544,170
3.85%, 6/22/2040	1,290,000	908,444
Victoria's Secret & Co. 4.63%, 7/15/2029 (b)	385,000	290,217
Viking Cruises, Ltd.:
5.88%, 9/15/2027 (b)	955,000	718,217
13.00%, 5/15/2025 (b)	125,000	128,243
Viper Energy Partners L.P. 5.38%, 11/1/2027 (b)	365,000	351,104
Virtusa Corp. 7.13%, 12/15/2028 (b)	155,000	124,505
VMware, Inc. 2.20%, 8/15/2031	1,820,000	1,431,612
Vontier Corp. 1.80%, 4/1/2026	2,440,000	2,135,927
Vornado Realty L.P. 2.15%, 6/1/2026	800,000	711,856
WASH Multifamily Acquisition, Inc. 5.75%, 4/15/2026 (b)	555,000	523,087
Security Description	Principal Amount	Value
Waste Pro USA, Inc. 5.50%, 2/15/2026 (b)	$ 285,000	$ 252,786
Weatherford International, Ltd.:
6.50%, 9/15/2028 (b)	240,000	215,347
8.63%, 4/30/2030 (b)	200,000	165,952
11.00%, 12/1/2024 (b)	211,000	212,458
Wells Fargo & Co. Series MTN, 3 Month USD LIBOR + 1.31%, 3.58%, 5/22/2028 (c)	2,120,000	2,007,916
Welltower, Inc. 2.05%, 1/15/2029	2,395,000	2,015,536
Western Midstream Operating L.P. 4.55%, 2/1/2030	395,000	341,928
Wheel Pros, Inc. 6.50%, 5/15/2029 (b)	245,000	173,257
Williams Cos., Inc. 3.75%, 6/15/2027	1,111,000	1,062,427
Workday, Inc. 3.70%, 4/1/2029	1,000,000	937,280
WR Grace Holdings LLC 5.63%, 8/15/2029 (b)	610,000	450,046
WRKCo, Inc. 3.75%, 3/15/2025	2,260,000	2,236,338
XHR L.P.:
4.88%, 6/1/2029 (b)	425,000	365,105
6.38%, 8/15/2025 (b)	265,000	256,417
Yum! Brands, Inc. 4.75%, 1/15/2030 (b)	375,000	340,658
Zayo Group Holdings, Inc.:
4.00%, 3/1/2027 (b)	230,000	190,799
6.13%, 3/1/2028 (b)	110,000	79,703
		266,531,768
TOTAL CORPORATE BONDS & NOTES (Cost $394,029,779)		335,397,625
ASSET-BACKED SECURITIES — 12.3%
Aaset Trust Series 2019-2, Class A, 3.38%, 10/16/2039 (b)	1,606,274	1,221,284
AccessLex Institute Series 2004-2, Class A3, 3 Month USD LIBOR + 0.19%, 1.37%, 10/25/2024 (c)	323,314	320,897
ACE Securities Corp. Home Equity Loan Trust:
Series 2006-FM1, Class A2C, Class A2C, ABS, 1 Month USD LIBOR + 0.30%, 1.92, 7/25/2036	8,659,255	2,381,532

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Series 2007-WM2, Class A2C, ABS, 1 Month USD LIBOR + 0.28%, 1.90, 2/25/2037 (c)	$ 2,971,552	$ 1,329,513
Affirm Asset Securitization Trust Series 2022-A, Class A, 4.30%, 5/17/2027 (b)	3,000,000	2,969,527
Aimco CLO 11, Ltd. Series 2020-11A, Class AR, 3 Month USD LIBOR + 1.13%, 2.17%, 10/17/2034 (b) (c)	2,000,000	1,933,000
Ameriquest Mortgage Securities Asset-Backed Pass-Through Series 2004-FR1, Class M5, 4.00%, 5/25/2034 (d)	4,804,032	3,609,919
AMSR Trust:
Series 2021-SFR2, Class E1, ABS, 2.48, 8/17/2038 (b)	3,000,000	2,708,685
Series 2021-SFR2, Class F1, ABS, 3.28, 8/17/2038 (b)	3,000,000	2,630,793
Series 2021-SFR2, Class F2, ABS, 3.67, 8/17/2038 (b)	2,000,000	1,864,343
Anchorage Capital CLO 19, Ltd. Series 2021-19A, Class A, ABS, 3 Month USD LIBOR + 1.21%, 1.37%, 10/15/2034 (b) (c)	2,000,000	1,916,638
Argent Securities Trust Series 2006-M1, Class A2B, ABS, 1 Month USD LIBOR + 0.18%, 1.80%, 7/25/2036 (c)	18,235,511	5,372,324
Bain Capital Credit CLO, Ltd.:
Series 2019-3A, Class DR, ABS, 3 Month USD LIBOR + 3.10%, 4.20, 10/21/2034 (b) (c)	1,000,000	924,726
Series 2020-5A, Class D, ABS, 3 Month USD LIBOR + 3.55%, 4.61, 1/20/2032 (b) (c)	2,500,000	2,345,510
Series 2021-6A, Class A1, 3 Month USD LIBOR + 1.15%, 2.25, 10/21/2034 (b) (c)	3,000,000	2,889,300
Series 2022-3A, Class D, 3 Month SOFR + 3.70%, 4.84, 7/17/2035 (b)	1,000,000	925,500
Blackbird Capital Aircraft Series 2021-1A, Class B, ABS, 3.45%, 7/15/2046 (b)	4,692,910	3,780,414
Security Description	Principal Amount	Value
BNC Mortgage Loan Trust Series 2006-1, Class A1, ABS, 1 Month USD LIBOR + 0.36%, 1.98%, 10/25/2036 (c)	$ 17,539,869	$ 12,033,595
Canyon Capital CLO, Ltd.:
Series 2017-1A, Class DR, ABS, 3 Month USD LIBOR + 3.00%, 4.04, 7/15/2030 (b) (c)	1,000,000	957,759
Series 2021-1A, Class D, ABS, 3 Month USD LIBOR + 3.10%, 4.14, 4/15/2034 (b) (c)	2,000,000	1,869,432
Carlyle U.S. CLO, Ltd. Series 2022-2A, Class A2, Class A2, 3 Month SOFR + 2.00%, 1.00%, 4/20/2035 (b)	2,000,000	1,897,800
CARLYLE US CLO, Ltd. Series 2021-1A, Class D, ABS, 3 Month USD LIBOR + 6.00%, 7.04%, 4/15/2034 (b) (c)	1,000,000	885,328
Catamaran CLO, Ltd. Series 2018-1A, Class C, 3 Month USD LIBOR + 2.50%, 3.68%, 10/25/2031 (b) (c)	1,000,000	965,500
CIFC Funding Ltd.:
Series 2017-1A, Class D, ABS, 3 Month USD LIBOR + 3.50%, 4.60, 4/23/2029 (b) (c)	1,000,000	937,600
Series 2021-1A, Class E, ABS, 3 Month USD LIBOR + 6.00%, 7.18, 4/25/2033 (b) (c)	500,000	447,876
Series 2022-3A, Class B, Class B, 3 Month SOFR + 2.00%, 3.24, 4/21/2035 (b)	2,000,000	1,890,200
CIFC Funding, Ltd. Series 2013-1A, Class CR, ABS, 3 Month USD LIBOR + 3.55%, 4.59%, 7/16/2030 (b) (c)	1,000,000	922,100
Dryden 68 CLO, Ltd. Series 2019-68A, Class DR, ABS, 3 Month USD LIBOR + 3.35%, 4.39%, 7/15/2035 (b) (c)	1,500,000	1,399,744
Elmwood CLO VIII, Ltd. Series 2021-1A, Class D1, ABS, 3 Month USD LIBOR + 3.00%, 4.06%, 1/20/2034 (b) (c)	1,500,000	1,376,686

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Exeter Automobile Receivables Trust:
Series 2021-1A, Class D, ABS, 1.08, 11/16/2026	$ 1,000,000	$ 940,986
Series 2021-1A, Class E, ABS, 2.21, 2/15/2028 (b)	1,500,000	1,375,074
First Franklin Mortgage Loan Trust Series 2007-FF2, Class A1, ABS, 1 Month USD LIBOR + 0.14%, 1.76%, 3/25/2037 (c)	9,426,830	5,115,482
FirstKey Homes Trust:
Series 2020-SFR2, Class D, ABS, 1.97, 10/19/2037 (b)	2,000,000	1,828,420
Series 2020-SFR2, Class E, 2.67, 10/19/2037 (b)	2,000,000	1,829,362
FREED ABS Trust Series 2021-2, Class C, ABS, 1.94%, 6/19/2028 (b)	4,750,000	4,552,934
FS RIALTO Series 2021-FL2, Class A, ABS, 1 Month USD LIBOR + 1.22%, 2.73%, 5/16/2038 (b) (c)	2,000,000	1,922,076
GAIA Aviation, Ltd. Series 2019-1, Class A, 3.97%, 12/15/2044 (b) (d)	1,245,943	1,150,962
Galaxy XVIII CLO, Ltd. Series 2018-28A, Class D, ABS, 3 Month USD LIBOR + 3.00%, 4.04%, 7/15/2031 (b) (c)	2,100,000	1,905,605
GoodLeap Sustainable Home Solutions Trust Series 2021-5CS, Class C, 3.50%, 10/20/2048 (b)	3,379,513	2,930,834
Greystone CRE Notes, Ltd. Series 2021-FL3, Class B, ABS, 1 Month USD LIBOR + 1.65%, 2.97%, 7/15/2039 (b) (c)	2,925,000	2,764,049
GSAA Home Equity Trust:
Series 2007-10, Class A2A, 6.50, 11/25/2037	2,131,663	1,031,703
Series 2007-4, Class A3A, Class A3A, ABS, 1 Month USD LIBOR + 0.60%, 2.22, 3/25/2037	5,985,486	2,645,803
Hardee's Funding LLC Series 2018-1A, Class A23, ABS, 5.71%, 6/20/2048 (b)	1,636,250	1,579,407
Hayfin Kingsland X, Ltd. Series 2019-1A, Class B1R, ABS, 3 Month USD LIBOR + 1.85%, 3.09%, 4/28/2031 (b) (c)	2,000,000	1,923,104
Security Description	Principal Amount	Value
Helios Issuer LLC Series 2021-A, Class A, ABS, 1.80%, 2/20/2048 (b)	$ 1,317,676	$ 1,138,738
Jamestown CLO XII, Ltd. Series 2019-1A, Class A2, ABS, 3 Month USD LIBOR + 2.15%, 3.21%, 4/20/2032 (b) (c)	1,000,000	974,700
JOL Air, Ltd. Series 2019-1, Class A, 3.97%, 4/15/2044 (b)	2,373,554	2,097,747
LCCM Trust Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.45%, 2.77%, 11/15/2038 (b) (c)	2,864,000	2,800,508
Lendbuzz Securitization Trust Series 2022-1A, Class A, Class A, 4.22%, 5/17/2027 (b)	4,736,908	4,652,586
Lendingpoint Asset Securitization Trust Series 2021-A, Class C, ABS, 2.75%, 12/15/2028 (b)	4,000,000	3,822,557
LoanCore Issuer, Ltd. Series 2019-CRE2, Class AS, 1 Month USD LIBOR + 1.50%, 2.82%, 5/15/2036 (b) (c)	3,382,000	3,322,801
Madison Park Funding XI, Ltd. Series 2013-11A, Class DR, ABS, 3 Month USD LIBOR + 3.25%, 4.43%, 7/23/2029 (b) (c)	1,000,000	905,300
Madison Park Funding XLVIII, Ltd. Series 2021-48A, Class D, ABS, 3 Month USD LIBOR + 3.00%, 4.04%, 4/19/2033 (b) (c)	1,000,000	929,035
Madison Park Funding XVII, Ltd. Series 2015-17A, Class DR, 3 Month USD LIBOR + 3.60%, 4.70%, 7/21/2030 (b) (c)	1,000,000	914,900
Magnetite CLO, Ltd. Series 2021-31A, Class E, 3 Month USD LIBOR + 6.00%, 7.04%, 7/15/2034 (b) (c)	500,000	434,220
Magnetite Xxix, Ltd. Series 2021-29A, Class E, ABS, 3 Month USD LIBOR + 5.75%, 6.79%, 1/15/2034 (b) (c)	500,000	439,426
Mosaic Solar Loan Trust Series 2018-1A, Class C, ABS, PO, 0.00%, 6/22/2043 (b)	336,139	312,997

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
MVW LLC:
Series 2021-1WA, Class C, ABS, 1.94, 1/22/2041 (b)	$ 1,059,726	$ 970,992
Series 2021-1WA, Class D, ABS, 3.17, 1/22/2041 (b)	1,766,209	1,637,323
Neuberger Berman Loan Advisers CLO 47, Ltd. Series 2022-47A, Class D, ABS, 3 Month SOFR + 3.10%, 3.35%, 4/14/2035 (b) (c)	500,000	447,350
Neuberger Berman Loan Advisers CLO, Ltd. Series 2021-40A, Class D, ABS, 3 Month USD LIBOR + 2.75%, 3.79%, 4/16/2033 (b) (c)	1,500,000	1,392,600
Ocean Trails CLO V Series 2014-5A, Class DRR, ABS, 3 Month USD LIBOR + 3.45%, 4.47%, 10/13/2031 (b) (c)	1,000,000	873,600
Octagon Investment Partners 27, Ltd. Series 2016-1A, Class DR, ABS, 3 Month USD LIBOR + 2.95%, 3.99%, 7/15/2030 (b) (c)	500,000	435,750
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class CR, ABS, 3 Month USD LIBOR + 3.30%, 4.36%, 3/17/2030 (b) (c)	1,000,000	949,238
Octagon Investment Partners 31 LLC Series 2017-1A, Class DR, ABS, 3 Month USD LIBOR + 3.40%, 4.46%, 7/20/2030 (b) (c)	1,000,000	952,575
Octagon Investment Partners 40, Ltd. Series 2019-1A, Class DR, ABS, 3 Month USD LIBOR + 3.35%, 4.41%, 1/20/2035 (b) (c)	500,000	433,050
Octagon Investment Partners 49, Ltd. Series 2020-5A, Class D, ABS, 3 Month USD LIBOR + 3.40%, 4.44%, 1/15/2033 (b) (c)	2,500,000	2,361,430
Octagon Investment Partners 51, Ltd. Series 2021-1A, Class A, ABS, 3 Month USD LIBOR + 1.15%, 2.21%, 7/20/2034 (b) (c)	1,385,000	1,338,602
Pagaya AI Debt Trust:
Series 2022-1, Class A, 2.03, 10/15/2029 (b)	1,872,344	1,808,950
Security Description	Principal Amount	Value
Series 2022-1, Class B, ABS, 3.34, 10/15/2029 (b)	$ 4,500,000	$ 4,115,445
Series 2022-2, Class A, Class A, 4.97, 1/15/2030 (b)	3,524,000	3,497,935
PMT Issuer Trust - FMSR Series 2021-FT1, Class A, ABS, 1 Month USD LIBOR + 3.00%, 4.62%, 3/25/2026 (b) (c)	1,300,000	1,281,935
PRET LLC Series 2021-NPL5, Class A1, 2.49%, 10/25/2051 (b) (d)	4,622,135	4,405,717
Pretium Mortage Credit Partne Pret Series 2022-RN1, Class A1, 3.72%, 7/25/2051 (b) (d)	14,248,412	13,534,758
Regatta VI Funding, Ltd. Series 2016-1A, Class AR2, 3 Month USD LIBOR + 1.16%, 2.22%, 4/20/2034 (b) (c)	850,000	822,205
Regatta XXIII Funding, Ltd. Series 2021-4A, Class A1, 3 Month USD LIBOR + 1.15%, 2.21%, 1/20/2035 (b) (c)	4,500,000	4,328,550
Renaissance Home Equity Loan Trust Series 2006-2, Class AF4, ABS, 6.12%, 8/25/2036 (d)	8,664,451	3,868,014
Sapphire Aviation Finance II, Ltd. Series 2020-1A, Class A, 3.23%, 3/15/2040 (b)	1,173,806	1,026,422
Securitized Asset Backed Receivables LLC Trust:
Series 2007-BR4, Class A2A, Class A2A, ABS, 1 Month USD LIBOR + 0.09%, 1.71, 5/25/2037	3,757,382	2,359,162
Series 2007-BR4, Class A2B, Class A2B, ABS, 1 Month USD LIBOR + 0.20%, 1.82, 5/25/2037	26,109,460	16,413,534
Securitized Asset-Backed Receivables LLC Trust Series 2007-BR5, Class A2B, Class A2B, 1 Month USD LIBOR + 0.18%, 1.80%, 5/25/2037	38,195,774	29,540,831
Shenton Aircraft Investment I, Ltd. Series 2015-1A, Class A, ABS, 4.75%, 10/15/2042 (b)	2,086,851	1,784,408

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Sofi Alternative Trust Series 2021-B, Class PT1, ABS, VRN, 1.76%, 2/15/2047 (b) (c)	$ 3,650,829	$ 3,617,351
SOFI Alternative Trust Series 2021-A, Class PT1, ABS, VRN, 1.48%, 3/15/2047 (b) (c)	5,452,414	5,007,486
Sound Point Clo XII, Ltd. Series 2016-2A, Class DR, ABS, 3 Month USD LIBOR + 3.85%, 4.91%, 10/20/2028 (b) (c)	1,000,000	974,900
Sound Point Clo XIV, Ltd. Series 2016-3A, Class DR, ABS, 3 Month USD LIBOR + 3.65%, 4.83%, 1/23/2029 (b) (c)	1,000,000	967,207
Sound Point CLO XXIII Series 2019-2A, Class ER, 3 Month USD LIBOR + 6.47%, 7.51%, 7/15/2034 (b) (c)	1,000,000	863,985
Sound Point CLO XXVIII, Ltd. Series 2020-3A, Class D, ABS, 3 Month USD LIBOR + 3.65%, 4.83%, 1/25/2032 (b) (c)	4,000,000	3,760,292
Sound Point CLO XXXIII, Ltd. Series 2022-1A, Class D, ABS, 3 Month SOFR + 3.30%, 3.58%, 4/25/2035 (b) (c)	700,000	646,940
Sound Point CLO, Ltd. Series 2020-1A, Class DR, 3 Month USD LIBOR + 3.35%, 4.41%, 7/20/2034 (b) (c)	500,000	454,534
START Ireland Series 2019-1, Class A, 4.09%, 3/15/2044 (b)	517,172	473,389
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 1 Month USD LIBOR + 0.34%, 1.96%, 12/25/2036 (c)	864,205	836,924
Sunrun Demeter Issuer Series 2021-2A, Class A, 2.27%, 1/30/2057 (b)	2,696,048	2,292,817
THL Credit Wind River CLO, Ltd. Series 2017-3A, Class AR, ABS, 3 Month USD LIBOR + 1.15%, 2.19%, 4/15/2035 (b) (c)	2,150,000	2,076,470
TIF Funding II LLC:
Series 2021-1A, Class A, ABS, 1.65, 2/20/2046 (b)	4,451,042	3,851,959
Security Description	Principal Amount	Value
Series 2021-1A, Class B, ABS, 2.54, 2/20/2046 (b)	$ 1,780,417	$ 1,570,595
TPG Real Estate Finance Issuer, Ltd. Series 2021-FL4, Class A, ABS, 1 Month USD LIBOR + 1.20%, 2.72%, 3/15/2038 (b) (c)	200,000	195,617
Trimaran Cavu, Ltd. Series 2021-3A, Class D, ABS, 3 Month USD LIBOR + 3.78%, 4.82%, 1/18/2035 (b) (c)	1,500,000	1,398,909
TRTX Issuer, Ltd. Series 2019-FL3, Class AS, 1 Month SOFR + 1.56%, 3.04%, 10/15/2034 (b) (c)	3,527,000	3,487,907
Upstart Pass-Through Trust Series 2021-ST3, Class A, ABS, 2.00%, 5/20/2027 (b)	2,910,327	2,795,731
Upstart Securitization Trust:
Series 2020-1, Class C, ABS, 4.90, 4/22/2030 (b)	2,000,000	1,949,869
Series 2022-1, Class B, 4.48, 3/20/2032 (b)	6,500,000	6,024,731
US Auto Funding LLC Series 2019-1A, Class D, ABS, 8.06%, 11/15/2025 (b)	2,750,000	2,758,422
Venture 39 CLO, Ltd. Series 2020-39A, Class D, ABS, 3 Month USD LIBOR + 4.25%, 5.29%, 4/15/2033 (b) (c)	1,750,000	1,644,650
VOLT XCVI LLC Series 2021-NPL5, Class A1, CMO, 2.12%, 3/27/2051 (b) (d)	1,702,099	1,624,512
Voya CLO, Ltd. Series 2017-3A, Class CR, ABS, 3 Month USD LIBOR + 3.15%, 4.21%, 4/20/2034 (b) (c)	1,000,000	937,331
Wellfleet CLO X, Ltd. Series 2019-XA, Class A2R, 3 Month USD LIBOR + 1.75%, 2.81%, 7/20/2032 (b) (c)	3,500,000	3,324,650
TOTAL ASSET-BACKED SECURITIES (Cost $301,233,724)		275,066,395

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS — 1.1%
BRAZIL — 0.1%
Brazilian Government International Bond:
3.75%, 9/12/2031	$ 3,000,000	$ 2,451,270
5.63%, 2/21/2047	1,200,000	929,244
		3,380,514
CHILE — 0.1%
Chile Government International Bond:
2.55%, 1/27/2032	200,000	169,944
3.10%, 5/7/2041	1,800,000	1,373,742
3.10%, 1/22/2061	500,000	338,150
3.50%, 1/25/2050	1,300,000	1,000,311
		2,882,147
CHINA — 0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.88%, 6/18/2026	1,575,000	1,519,387
COLOMBIA — 0.2%
Colombia Government International Bond:
3.13%, 4/15/2031	1,200,000	889,440
3.25%, 4/22/2032	1,800,000	1,304,928
4.13%, 5/15/2051	1,700,000	1,019,711
5.00%, 6/15/2045	900,000	601,677
		3,815,756
INDONESIA — 0.1%
Indonesia Government International Bond 3.70%, 10/30/2049	1,900,000	1,524,142
MEXICO — 0.2%
Mexico Government International Bond:
2.66%, 5/24/2031	1,200,000	986,436
4.28%, 8/14/2041	3,000,000	2,371,350
4.35%, 1/15/2047	300,000	228,522
		3,586,308
PANAMA — 0.1%
Panama Government International Bond:
2.25%, 9/29/2032	1,200,000	938,280
3.87%, 7/23/2060	1,000,000	710,560
4.30%, 4/29/2053	1,300,000	1,024,504
4.50%, 4/1/2056	400,000	319,248
		2,992,592
PHILIPPINES — 0.1%
Philippine Government International Bond:
1.65%, 6/10/2031	1,450,000	1,163,407
Security Description	Principal Amount	Value
2.65%, 12/10/2045	$ 600,000	$ 411,234
2.95%, 5/5/2045	600,000	429,210
3.70%, 3/1/2041	400,000	330,684
3.70%, 2/2/2042	800,000	661,320
		2,995,855
SAUDI ARABIA — 0.0% (a)
Saudi Government International Bond Series REGS, 2.25%, 2/2/2033	1,300,000	1,080,300
SOUTH AFRICA — 0.0% (a)
Republic of South Africa Government International Bond 4.30%, 10/12/2028	650,000	554,905
SOUTH KOREA — 0.1%
Korea Development Bank:
1.63%, 1/19/2031	800,000	674,008
2.00%, 10/25/2031	400,000	341,076
Korea Hydro & Nuclear Power Co., Ltd. Series 144A, 1.25%, 4/27/2026 (b)	200,000	182,220
		1,197,304
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $32,775,330)		25,529,210
	Shares
COMMON STOCKS — 0.0% (a)
UNITED KINGDOM — 0.0% (a)
Avation Capital SA (e)	4,550	1,161
UNITED STATES — 0.0% (a)
CWT Travel Group, Inc. (e)	5,125	101,229
Foresight Energy (e)	572	12,396
		113,625
TOTAL COMMON STOCKS (Cost $137,138)		114,786
Principal Amount
SENIOR FLOATING RATE LOANS — 2.9%
ADVERTISING SERVICES — 0.0% (a)
CMG Media Corp., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 12/17/2026 (c)	$ 453,445	419,078

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
AEROSPACE & DEFENSE — 0.0% (a)
Dynasty Acquisition Co., Inc.:
Senior Secured 2020 CAD Term Loan B2, 1 Month USD LIBOR + 3.50%, 5.17%, 4/6/2026 (c)	$ 253,522	$ 234,508
Senior Secured 2020 Term Loan B1, 1 Month USD LIBOR + 3.50%, 5.17%, 4/6/2026 (c)	471,551	436,185
		670,693
AIR FREIGHT & LOGISTICS — 0.0% (a)
Kenan Advantage Group, Inc., Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.75%, 5.38%, 3/24/2026 (c)	380,460	358,583
Worldwide Express Operations, LLC, Senior Secured 2021 1st Lien Term Loan, 3 Month USD LIBOR + 4.25%, 6.25%, 7/26/2028 (c)	189,050	172,726
		531,309
AIRLINES — 0.1%
AAdvantage Loyalty IP Ltd., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 5.81%, 4/20/2028 (c)	310,000	296,548
Air Canada, Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 4.25%, 8/11/2028 (c)	195,000	179,887
American Airlines, Inc.:
Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 1.75%, 3.40%, 1/29/2027 (c)	215,600	190,806
Senior Secured 2017 Incremental Term Loan, 6 Month USD LIBOR + 2.00%, 2.84%, 12/15/2023 (c)	103,906	100,816
Mileage Plus Holdings, LLC, Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 5.25%, 7.31%, 6/21/2027 (c)	505,000	500,202
SkyMiles IP Ltd., Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75%, 4.81%, 10/20/2027 (c)	215,000	214,194
Security Description	Principal Amount	Value
United Airlines, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 5.39%, 4/21/2028 (c)	$ 446,719	$ 417,126
		1,899,579
AUTO COMPONENTS — 0.0% (a)
DexKo Global, Inc., Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR, 5.98%, 10/4/2028 (c) (f)	254,363	234,967
Wheel Pros LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR, 6.10%, 5/11/2028 (c)	238,200	198,386
		433,353
BEVERAGES — 0.0% (a)
Triton Water Holdings, Inc., Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 5.75%, 3/31/2028 (c)	427,910	380,382
BROADCAST SERV/PROGRAM — 0.0% (a)
E.W. Scripps Company (The), Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 2.56%, 4.23%, 5/1/2026 (c)	450,717	432,745
BUILDING PRODUCTS — 0.0% (a)
Chamberlain Group, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 3.50%, 5.17%, 11/3/2028 (c)	203,975	184,937
CP Atlas Buyer, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 5.42%, 11/23/2027 (c)	394,903	348,502
Quikrete Holdings, Inc., Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.00%, 4.67%, 6/11/2028 (f)	124,687	117,923
Tamko Building Products LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 4.33%, 6/1/2026 (c)	177,266	166,630
		817,992

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
CASINO SERVICES — 0.0% (a)
Stars Group Holdings B.V., Senior Secured 2018 USD Incremental Term Loan, 3 Month USD LIBOR + 2.25%, 4.50%, 7/21/2026 (c)	$ 315,469	$ 300,936
CHEMICALS — 0.1%
Atotech B.V., Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.50%, 4.17%, 3/18/2028 (c)	64,350	61,642
Diamond (BC) B.V., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 2.75%, 3.99%, 9/29/2028 (c)	452,725	419,902
Illuminate Buyer, LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 6/30/2027 (c)	367,335	340,507
Ineos US Finance LLC, Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.50%, 4.17%, 11/8/2028	54,863	52,360
Kraton Corporation, Senior Secured 2022 USD Term Loan, 3 Month USD SOFR CME + 3.25%, 5.11%, 3/15/2029	154,612	147,655
Messer Industries GmbH, Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 2.50%, 4.75%, 3/2/2026 (c)	120,525	115,515
Olympus Water US Holding Corporation, Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 3.75%, 6.06%, 11/9/2028 (c)	199,000	185,941
PMHC II, Inc., Senior Secured 2022 Term Loan B, 3 Month USD SOFRTE + 4.25%, 5.29%, 4/23/2029	380,000	333,292
Polar US Borrower LLC, Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.75%, 6.00%, 10/15/2025 (c)	277,715	254,804
PQ Corporation, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 3.74%, 6/9/2028 (c)	99,000	94,824
Security Description	Principal Amount	Value
Vantage Specialty Chemicals, Inc., Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR, 5.26%, 10/28/2024 (c)	$ 439,393	$ 417,698
		2,424,140
COMMERCIAL SERVICES — 0.2%
Allied Universal Holdco, LLC, Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD LIBOR + 3.75%, 5.42%, 5/12/2028 (c)	572,858	526,314
APX Group, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 5.01%, 7/10/2028 (c)	138,950	131,601
EAB Global, Inc., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.50%, 4.74%, 8/16/2028 (c)	412,925	389,595
Mavis Tire Express Services Corp., Senior Secured 2021 Term Loan B, 1 Month USD SOFR CME + 4.00%, 5.63%, 5/4/2028 (c)	454,516	421,563
PECF USS Intermediate Holding III Corp., Senior Secured Term Loan B, 1 Month USD LIBOR + 4.25%, 5.92%, 12/15/2028 (f)	477,600	432,725
Spin Holdco Inc., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.00%, 5.61%, 3/4/2028 (c)	439,438	405,820
Verscend Holding Corp., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 5.67%, 8/27/2025 (c)	568,573	545,830
Viad Corp., Senior Secured Initial Term Loan, 1 Month USD LIBOR + 5.00%, 6.67%, 7/30/2028 (c)	168,725	159,445
VT Topco, Inc., Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 3.75%, 5.42%, 8/1/2025 (c)	65,073	63,365

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Wand NewCo 3, Inc., Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00%, 4.67%, 2/5/2026 (c)	$ 591,921	$ 551,413
		3,627,671
COMMERCIAL SERVICES & SUPPLIES — 0.1%
ADMI Corp., Senior Secured 2021 Incremental Term Loan B3, 1 Month USD LIBOR + 3.50%, 5.17%, 12/23/2027 (c)	168,725	155,087
Asurion, LLC, Senior Secured 2021 2nd Lien Term Loan B3, 1 Month USD LIBOR + 5.25%, 6.92%, 1/31/2028 (c)	70,000	60,113
Garda World Security Corp., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25%, 5.90%, 10/30/2026 (c)	625,000	581,250
Garda World Security Corporation, Senior Secured 2022 Term Loan B, 1 Month USD SOFR CME + 4.25%, 5.75%, 2/1/2029	155,000	142,988
Packaging Coordinators Midco, Inc., Senior Secured 2020 1st Lien Term Loan, 3 Month USD LIBOR + 3.75%, 6.00%, 11/30/2027 (c)	153,063	145,122
Packers Holdings LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.25%, 4.44%, 3/9/2028 (c)	276,545	254,077
Prometric Holdings, Inc., Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR, 4.67%, 1/29/2025 (f)	471,346	439,924
		1,778,561
COMMUNICATIONS EQUIPMENT — 0.0% (a)
Avaya, Inc., Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 4.25%, 5.57%, 12/15/2027 (c) (f)	292,230	222,826
Security Description	Principal Amount	Value
COMPUTER SERVICES — 0.0% (a)
Redstone Holdco 2 LP, Senior Secured 2021 Term Loan, 1 Month USD LIBOR, 5.93%, 4/27/2028 (c)	$ 95,342	$ 82,630
CONSTRUCTION & ENGINEERING — 0.1%
Aegion Corp., Senior Secured Term Loan, 1 Month USD LIBOR + 4.75%, 6.27%, 5/17/2028 (c)	99,250	91,062
Brand Energy & Infrastructure Services, Inc., Senior Secured 2017 Term Loan, 3 Month USD LIBOR, 5.40%, 6/21/2024 (c)	143,142	124,557
Brown Group Holding, LLC:
Senior Secured 2022 Term Loan B2, 7/2/2029 (f)	40,000	38,483
Senior Secured Term Loan B, 1 Month USD LIBOR + 2.50%, 4.17%, 6/7/2028 (c)	50,979	48,477
DG Investment Intermediate Holdings 2, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR, 8.42%, 3/30/2029 (c)	60,000	58,200
Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 5.42%, 3/31/2028 (c)	379,060	355,251
KKR Apple Bidco LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75%, 4.42%, 9/23/2028 (c)	189,050	179,007
		895,037
CONSTRUCTION MATERIALS — 0.0% (a)
Traverse Midstream Partners LLC, Senior Secured 2017 Term Loan, 3 Month USD SOFRTE + 4.25%, 5.94%, 9/27/2024 (c)	275,602	263,660
CONSUMER FINANCE — 0.0% (a)
Amentum Government Services Holdings LLC, Senior Secured 2022 Term Loan, 6 Month USD SOFRTE + 4.00%, 5.16%, 2/15/2029	90,000	85,950

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Amentum Government Services Holdings, LLC, Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 5.42%, 1/29/2027 (c)	$ 294,788	$ 281,524
		367,474
CONTAINERS & PACKAGING — 0.1%
Charter NEX US, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 5.42%, 12/1/2027 (c)	300,425	283,714
Pretium PKG Holdings, Inc.:
Senior Secured 2021 1st Lien Term Loan, 3 Month USD LIBOR + 4.00%, 5.04%, 10/2/2028 (c)	218,900	198,242
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 7.79%, 10/1/2029 (c)	45,000	39,937
TricorBraun Holdings, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR, 4.92%, 3/3/2028 (c)	436,137	407,204
Trident TPI Holdings, Inc.:
Senior Secured 2021 Delayed Draw Term Loan, 3 Month USD LIBOR + 4.00%, 5.41%, 9/15/2028 (c)	5,425	5,105
Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 4.00%, 6.25%, 9/15/2028 (c)	60,845	57,255
		991,457
COSMETICS & TOILETRIES — 0.0% (a)
Solis IV BV, Senior Secured USD Term Loan B1, 3 Month SOFR + 3.50%, 4.84%, 2/26/2029	480,000	414,977
DISTRIBUTION/WHOLESALE — 0.0% (a)
BCPE Empire Holdings, Inc., Senior Secured 2022 Incremental Term Loan, 1 Month USD SOFR CME + 4.625%, 6.25%, 6/11/2026	34,913	32,905
Security Description	Principal Amount	Value
DISTRIBUTORS — 0.0% (a)
American Tire Distributors Holdings, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 6.25%, 7.00%, 10/20/2028 (c)	$ 164,588	$ 156,029
DIVERSIFIED CONSUMER SERVICES — 0.1%
Ascend Learning, LLC:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 5.75%, 7.42%, 12/10/2029 (c)	85,000	78,200
Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 12/11/2028 (f)	542,275	502,282
Mister Car Wash Holdings, Inc., Senior Secured 2019 Term Loan B, 1 Month USD LIBOR, 4.67%, 5/14/2026 (c)	340,098	322,455
		902,937
DIVERSIFIED FINANCIAL SERVICES — 0.1%
AllSpring Buyer LLC, Senior Secured Term Loan B, 1 Month USD LIBOR, 5.56%, 11/1/2028 (c)	243,342	234,616
Astra Acquisition Corp.:
Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR, 6.92%, 10/25/2028 (c)	211,308	184,718
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 8.875%, 10.54%, 10/25/2029 (c) (f)	159,961	148,764
Clydesdale Acquisition Holdings, Inc., Senior Secured Term Loan B, 1 Month SOFR CME + 4.25%, 5.88%, 4/13/2029	300,000	281,250
Deerfield Dakota Holding, LLC, Senior Secured 2020 USD Term Loan B, 1 Month SOFR CME + 3.75%, 5.28%, 4/9/2027 (c)	454,815	427,100
DirecTV Financing, LLC, Senior Secured Term Loan, 1 Month USD LIBOR + 5.00%, 6.67%, 8/2/2027 (c)	358,472	331,065

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
HighTower Holdings LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 5.10%, 4/21/2028 (c)	$ 332,487	$ 310,876
		1,918,389
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.0% (a)
CenturyLink, Inc., Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 2.25%, 3.92%, 3/15/2027 (c)	368,112	339,468
Cincinnati Bell, Inc., Senior Secured 2021 Term Loan B2, 3 Month USD SOFRTE + 3.25%, 4.88%, 11/22/2028 (c)	69,314	66,047
Intelsat Jackson Holdings SA, Senior Secured 2021 Exit Term Loan B, 6 Month SOFR + 4.25%, 4.92%, 2/1/2029	323,115	297,207
Telesat Canada, Senior Secured Term Loan B5, 1 Month USD LIBOR + 2.75%, 4.42%, 12/7/2026 (c)	102,573	72,186
		774,908
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.0% (a)
Compass Power Generation, LLC, Senior Secured 2022 Term Loan B2, 1 Month USD SOFR CME + 4.25%, 5.89%, 4/14/2029	249,375	239,400
ENERGY EQUIPMENT & SERVICES — 0.1%
Carnival Corporation, Senior Secured USD Term Loan B, 6 Month USD LIBOR + 3.00%, 5.88%, 6/30/2025 (c)	142,100	132,650
Granite Holdings US Acquisition Co., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 6.31%, 9/30/2026 (c)	527,690	499,656
Security Description	Principal Amount	Value
WIN Waste Innovations Holdings, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 5.00%, 3/24/2028 (c)	$ 425,700	$ 405,586
		1,037,892
ENTERTAINMENT — 0.0% (a)
AMC Entertainment Holdings, Inc., Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.00%, 4.20%, 4/22/2026	139,280	117,796
Fertitta Entertainment, LLC, Senior Secured 2022 Term Loan B, 1 Month SOFR + 4.00%, 5.53%, 1/27/2029 (c)	234,413	216,833
NASCAR Holdings, Inc, Senior Secured Term Loan B, 1 Month USD LIBOR + 2.50%, 4.17%, 10/19/2026 (c)	220,794	212,900
Sweetwater Borrower LLC, Senior Secured Term Loan B, 1 Month USD LIBOR + 4.25%, 5.94%, 8/7/2028 (c)	226,324	195,205
		742,734
FINANCIAL SERVICES — 0.0% (a)
Greystone Select Financial LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 5.00%, 6.04%, 6/16/2028 (c)	88,615	81,748
FOOD & STAPLES RETAILING — 0.0% (a)
Monogram Food Solutions LLC, Senior Secured Term Loan B, 1 Month USD LIBOR, 5.69%, 8/28/2028 (c)	258,700	245,442
United Natural Foods, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR, 4.89%, 10/22/2025 (c)	113,010	109,196
		354,638
FOOD-MISC/DIVERSIFIED — 0.0% (a)
H Food Holdings LLC, Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.6875%, 5.35%, 5/23/2025 (c)	580,037	522,999

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
HAND/MACHINE TOOLS AND RELATED PRODUCTS — 0.0% (a)
Apex Tool Group LLC, Senior Secured 2022 Term Loan, 1 Month SOFR + 5.25%, 6.53%, 2/8/2029	$ 80,000	$ 70,700
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Gainwell Acquisition Corp., Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00%, 6.25%, 10/1/2027 (c)	558,193	529,412
Zelis Healthcare Corporation, Senior Secured 2021 Term Loan, 1 Month USD LIBOR, 4.56%, 9/30/2026 (c)	706,514	667,327
		1,196,739
HEALTH CARE PROVIDERS & SERVICES — 0.2%
Air Methods Corporation, Senior Secured 2017 Term Loan B, 3 Month USD LIBOR, 5.75%, 4/22/2024 (c)	213,971	190,701
Aveanna Healthcare LLC, Senior Secured 2021 Delayed Draw Term Loan, 7/17/2028 (f)	22,292	19,756
Aveanna Healthcare, LLC:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR, 8.60%, 12/10/2029 (c)	310,000	277,450
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 5.35%, 7/17/2028 (c)	94,433	83,692
Bausch & Lomb, Inc., Senior Secured Term Loan, 1 Month SOFR CME + 3.25%, 4.55%, 5/10/2027	265,000	247,643
CHG Healthcare Services, Inc., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 4.75%, 9/29/2028 (c) (f)	258,050	244,760
Global Medical Response, Inc.:
Senior Secured 2017 Incremental Term Loan, 1 Month USD LIBOR + 4.25%, 5.92%, 3/14/2025 (c)	109,151	101,841
Security Description	Principal Amount	Value
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR, 5.25%, 10/2/2025 (c)	$ 285,608	$ 266,420
Heartland Dental LLC, Senior Secured 2021 Incremental Term Loan, 1 Month USD LIBOR, 5.64%, 4/30/2025 (c)	454,540	426,585
Horizon Therapeutics USA, Inc., Senior Secured 2021 Term Loan B2, 1 Month USD LIBOR + 1.75%, 3.38%, 3/15/2028 (c)	256,750	248,647
ICON Luxembourg SARL:
Senior Secured LUX Term Loan, 3 Month USD LIBOR + 2.25%, 4.56%, 7/3/2028 (c)	163,636	158,511
Senior Secured US Term Loan, 3 Month USD LIBOR + 2.25%, 4.56%, 7/3/2028 (c)	40,770	39,493
MED ParentCo LP, Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR, 5.92%, 8/31/2026 (c)	187,589	170,237
Pediatric Associates Holding Company, LLC:
Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25%, 5.08%, 12/29/2028	212,231	198,967
Senior Secured 2022 Delayed Draw Term Loan, 3 Month USD LIBOR + 3.25%, 3.25%, 12/29/2028	16,078	15,073
RegionalCare Hospital Partners Holdings, Inc., Senior Secured 2018 Term Loan B, 1 Month USD LIBOR, 5.42%, 11/16/2025 (c)	318,096	297,693
Team Health Holdings, Inc., Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 2.75%, 4.42%, 2/6/2024 (c)	170,501	152,364
		3,139,833
HOME FURNISHINGS — 0.0% (a)
AI Aqua Merger Sub, Inc.:
Senior Secured 2021 1st Lien Term Loan B, 1 Month SOFR + 3.75%, 4.83%, 7/31/2028 (c)	140,000	127,925

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Senior Secured 2022 Delayed Draw Term loan, 7/31/2028 (f)	$ 12,963	$ 11,818
Senior Secured 2022 Term Loan B, 7/31/2028 (f)	57,037	51,999
		191,742
HOTELS, RESTAURANTS & LEISURE — 0.1%
Alterra Mountain Co., Senior Secured 2021 Series B-2 Consenting Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 8/17/2028 (c)	504,864	481,514
ClubCorp Holdings, Inc., Senior Secured 2017 Term Loan B, 3 Month USD LIBOR, 5.00%, 9/18/2024 (c)	154,590	143,051
Penn National Gaming, Inc., Senior Secured 2022 Term Loan B, 1 Month SOFR CME + 2.75%, 4.38%, 5/3/2029	75,000	72,141
Peraton Corp., Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 5.42%, 2/1/2028 (c)	499,350	470,281
Playa Resorts Holding B.V., Senior Secured 2017 Term Loan B, 3 Month USD LIBOR, 4.42%, 4/29/2024 (c)	328,135	310,873
Scientific Games International, Inc., Senior Secured 2022 USD Term Loan, 1 Month SOFR CME + 3.00%, 4.36%, 4/14/2029	140,000	133,321
Travel Leaders Group, LLC, Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 4.00%, 5.67%, 1/25/2024 (c)	202,887	181,964
Travelport Finance (Luxembourg) S.A.R.L.:
Senior Secured 2020 Super Priority Term Loan, 3 Month USD LIBOR + 1.50%, 3.75%, 2/28/2025 (c)	286,163	283,838
Senior Secured 2021 Consented Term Loan, 3 Month USD LIBOR + 5.00%, 4.50%, 5/29/2026 (c)	57,318	44,762
		2,121,745
Security Description	Principal Amount	Value
HOUSEHOLD DURABLES — 0.0% (a)
Springs Windows Fashions LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 5.60%, 10/6/2028 (c)	$ 568,575	$ 469,549
HOUSEHOLD PRODUCTS — 0.0% (a)
Conair Holdings, LLC, Senior Secured Term Loan B, 1 Month USD LIBOR, 6.00%, 5/17/2028 (c)	183,613	154,540
TGP Holdings III LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.25%, 4.92%, 6/29/2028 (c)	84,643	72,148
TGP Holdings III, LLC, Senior Secured 2021 Delayed Draw Term Loan, 1 Month USD LIBOR + 3.25%, 3.67%, 6/29/2028 (c)	2,790	2,378
		229,066
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0% (a)
Calpine Corp., Senior Secured 2019 Term Loan B10, 1 Month USD LIBOR + 2.00%, 3.67%, 8/12/2026 (c)	77,800	74,007
INSURANCE — 0.1%
Acrisure, LLC:
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50%, 5.17%, 2/15/2027 (c)	305,132	281,027
Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 4.25%, 5.92%, 2/15/2027 (c)	139,300	131,871
Alliant Holdings Intermediate, LLC, Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 3.50%, 5.01%, 11/6/2027 (c)	153,837	143,569
AmWINS Group, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 3.92%, 2/19/2028 (c)	311,688	295,411
AssuredPartners, Inc.:

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50%, 5.17%, 2/12/2027 (c)	$ 507,247	$ 476,495
Senior Secured 2022 Term Loan, 1 Month USD LIBOR + 3.50%, 5.03%, 2/12/2027	104,738	97,930
Asurion, LLC, Senior Secured 2021 Second Lien Term Loan B4, 1 Month USD LIBOR + 5.25%, 6.92%, 1/20/2029 (c)	290,000	247,805
OneDigital Borrower LLC, Senior Secured 2021 Term Loan, 3 Month USD SOFRTE + 4.25%, 5.88%, 11/16/2027 (c)	452,226	429,615
		2,103,723
INTERACTIVE MEDIA & SERVICES — 0.0% (a)
Rentpath, Inc., Senior Secured 2021 Stub Current Face Term Loan, 12 Month USD Defaulted + 0.00%, 4/1/2028 (f)	24,474	6,241
INTERNET & CATALOG RETAIL — 0.0% (a)
PUG LLC, Senior Secured USD Term Loan, 1 Month USD LIBOR, 5.17%, 2/12/2027 (c)	313,584	283,794
Uber Technologies, Inc., Senior Secured 2021 1st Lien Term Loan B, 3 Month USD LIBOR + 3.50%, 5.07%, 4/4/2025 (c)	502,154	483,770
		767,564
INTERNET & TELECOM — 0.1%
Arches Buyer, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 4.92%, 12/6/2027 (c)	389,045	355,976
Cablevision Lightpath LLC, Senior Secured Term Loan B, 1 Month USD LIBOR + 3.25%, 4.57%, 11/30/2027 (c)	389,075	369,137
CNT Holdings I Corp, Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.50%, 4.69%, 11/8/2027 (c)	217,250	206,772
		931,885
Security Description	Principal Amount	Value
IT SERVICES — 0.1%
Access CIG, LLC, Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 3.75%, 5.32%, 2/27/2025 (c)	$ 79,359	$ 75,172
Blackhawk Network Holdings, Inc., Senior Secured 2018 1st Lien Term Loan, 3 Month USD SOFR CME + 3.00%, 5.05%, 6/15/2025 (c)	305,764	289,840
VS Buyer LLC, Senior Secured Term Loan B, 1 Month USD LIBOR, 4.67%, 2/28/2027 (c)	508,502	479,899
		844,911
LEISURE INDUSTRY — 0.0% (a)
Carnival Corp., Senior Secured 2021 Incremental Term Loan B, 6 Month USD LIBOR + 3.25%, 6.13%, 10/18/2028 (c)	427,850	385,065
LEISURE&REC/GAMES — 0.0% (a)
Scientific Games Holdings LP, Senior Secured 2022 USD Term Loan B, 1 Month SOFR + 3.50%, 4.18%, 4/4/2029	155,000	143,924
LIFE SCIENCES TOOLS & SERVICES — 0.0% (a)
Parexel International Corp., Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 3.25%, 4.88%, 11/15/2028 (c)	384,037	361,667
MACHINERY — 0.1%
Alliance Laundry Systems LLC, Senior Secured Term Loan B, 1 Month USD LIBOR, 4.52%, 10/8/2027 (c)	116,914	111,471
American Trailer World Corp., Senior Secured Term Loan B, 1 Month USD SOFRTE + 3.75%, 5.38%, 3/3/2028 (c)	107,650	92,759
Columbus McKinnon Corporation, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 5.06%, 5/14/2028 (c)	32,773	31,421

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Filtration Group Corporation, Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR, 4.67%, 3/29/2025 (c)	$ 390,371	$ 370,573
Grinding Media Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 4.80%, 10/12/2028 (c)	238,200	217,953
Hillman Group, Inc.:
Senior Secured 2021 Delayed Draw Term Loan, 1 Month USD LIBOR + 2.75%, 2.88%, 7/14/2028 (c)	2,278	2,138
Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR, 4.39%, 7/14/2028 (c)	118,891	111,608
Madison IAQ LLC, Senior Secured Term Loan, 1 Month USD LIBOR, 4.52%, 6/21/2028 (c)	361,350	330,108
Titan Acquisition Limited, Senior Secured 2018 Term Loan B, 6 Month USD LIBOR + 3.00%, 5.88%, 3/28/2025 (c)	284,720	262,002
Waterlogic Holdings Limited, Senior Secured 2021 USD Term Loan B2, 1 Month USD LIBOR + 4.75%, 6.42%, 8/4/2028 (c)	375,666	365,805
		1,895,838
MACHINERY-CONSTRUCTION & MINING — 0.0% (a)
Clear Channel Outdoor Holdings, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 4.74%, 8/21/2026 (c)	240,181	207,576
MEDIA — 0.1%
Charter Communications Operating, LLC, Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 1.75%, 3.42%, 2/1/2027	184,054	175,936
Diamond Sports Group, LLC, Senior Secured 2022 2nd Lien Term Loan, 1 Month USD SOFRTE + 3.25%, 4.43%, 8/24/2026	172,362	41,941
NEP/NCP Holdco, Inc., Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.25%, 4.92%, 10/20/2025 (f)	143,882	134,477
Security Description	Principal Amount	Value
Radiate Holdco, LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 4.92%, 9/25/2026 (c)	$ 227,600	$ 212,195
Sinclair Television Group, Inc., Senior Secured Term Loan B2B, 1 Month USD LIBOR, 4.17%, 9/30/2026 (c)	128,409	117,495
Univision Communications, Inc., Senior Secured 2022 First Lien Term Loan B, 3 Month SOFR CME + 4.25%, 6.25%, 6/8/2029	45,000	43,012
Vertical US Newco, Inc., Senior Secured Term Loan B, 6 Month USD LIBOR + 3.50%, 4.02%, 7/30/2027 (c)	568,968	534,478
Ziggo Financing Partnership, Senior Secured USD Term Loan I, 1 Month USD LIBOR + 2.50%, 3.82%, 4/30/2028 (c)	190,000	177,724
		1,437,258
METALS & MINING — 0.0% (a)
Tiger Acquisition LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.25%, 4.92%, 6/1/2028 (c)	193,537	174,442
U.S. Silica Company, Senior Secured 2018 Term Loan B, 3 Month USD LIBOR, 5.69%, 5/1/2025 (c)	241,471	233,197
		407,639
MRI/MEDICAL DIAG IMAGING — 0.0% (a)
Radiology Partners, Inc, Senior Secured 2018 1st Lien Term Loan B, 1 Month USD LIBOR + 4.25%, 5.85%, 7/9/2025 (c)	306,250	276,161
OIL, GAS & CONSUMABLE FUELS — 0.1%
Gulf Finance LLC, Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 6.75%, 8.07%, 8/25/2026 (c)	174,947	130,664
Oryx Midstream Services Permian Basin, LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 3.25%, 4.71%, 10/5/2028 (c)	189,050	180,386

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Pacific Gas & Electric Co., Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00%, 4.69%, 6/23/2025 (c)	$ 592,900	$ 560,957
Waterbridge Midstream Operating LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 5.75%, 7.39%, 6/22/2026 (c)	167,417	158,754
		1,030,761
PERSONAL PRODUCTS — 0.0% (a)
Kronos Acquisition Holdings, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 5.42%, 12/22/2026 (c)	443,336	404,323
PHARMACEUTICALS — 0.1%
Jazz Financing Lux SARL, Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 5/5/2028 (c)	569,250	544,522
Organon & Co, Senior Secured USD Term Loan, 1 Month USD LIBOR, 4.63%, 6/2/2028 (c)	534,386	515,739
Pathway Vet Alliance LLC, Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.75%, 6.00%, 3/31/2027 (c)	286,909	267,183
Perrigo Investments, LLC, Senior Secured Term Loan B, 1 Month USD SOFR CME + 2.50%, 3.65%, 4/20/2029	105,000	101,456
PetVet Care Centers LLC, Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 3.50%, 5.17%, 2/14/2025 (c)	222,950	210,873
Southern Veterinary Partners LLC, Senior Secured Term Loan, 1 Month USD LIBOR, 5.00%, 10/5/2027 (c)	54,497	51,954
		1,691,727
Security Description	Principal Amount	Value
PIPELINES — 0.1%
BCP Renaissance Parent LLC, Senior Secured 2022 Term Loan B3, 1 Month USD SOFRTE + 3.50%, 5.55%, 10/31/2026	$ 139,276	$ 133,183
CQP Holdco LP, Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 6.00%, 6/5/2028	570,023	537,247
Freeport LNG Investments, LLLP, Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 4.56%, 12/21/2028 (c)	212,677	185,029
GIP II Blue Holding, L.P, Senior Secured Term Loan B, 1 Month USD LIBOR, 6.75%, 9/29/2028 (c)	116,643	113,483
		968,942
PROFESSIONAL SERVICES — 0.0% (a)
Proofpoint, Inc., Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 3.25%, 4.82%, 8/31/2028 (c)	338,300	315,284
Trans Union, LLC, Senior Secured 2021 Term Loan B6, 1 Month USD LIBOR + 2.25%, 3.92%, 12/1/2028 (f)	149,568	142,962
		458,246
PUBLISHING-BOOKS — 0.0% (a)
Getty Images, Inc., Senior Secured 2019 USD Term Loan B, 3 Month USD LIBOR, 6.13%, 2/19/2026 (c)	236,196	228,992
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.0% (a)
Bright Bidco B.V., Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.50%, 4.77%, 6/30/2024 (c)	159,273	71,217

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
RETAIL-BUILDING PRODUCTS — 0.0% (a)
LBM Acquisition, LLC, Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 5.42%, 12/17/2027 (c)	$ 251,932	$ 207,727
Park River Holdings, Inc., Senior Secured Term Loan, 3 Month USD LIBOR + 3.25%, 4.22%, 12/28/2027 (c)	291,311	240,331
		448,058
ROAD & RAIL — 0.0% (a)
PODS LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.00%, 4.67%, 3/31/2028 (c)	597,609	557,569
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.0% (a)
Ultra Clean Holdings, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 5.42%, 8/27/2025 (c)	143,831	140,190
SOFTWARE — 0.4%
Applied Systems, Inc.:
Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.00%, 5.25%, 9/19/2024 (c)	277,890	267,411
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 5.50%, 7.75%, 9/19/2025	210,000	203,831
Artera Services LLC, Senior Secured Incremental Term Loan, 1 Month USD LIBOR, 5.75%, 3/6/2025 (c)	188,025	149,632
Athenahealth, Inc., Senior Secured 2022 Term Loan B, 1 Month SOFR + 3.50%, 5.01%, 2/15/2029	333,478	308,052
Atlas Purchaser, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR, 6.62%, 5/8/2028 (c)	297,000	246,510
Banff Merger Sub, Inc., Senior Secured 2021 USD Term Loan, 1 Month USD LIBOR + 3.75%, 5.42%, 10/2/2025 (c)	301,925	282,050
Security Description	Principal Amount	Value
Castle US Holding Corporation, Senior Secured USD Term Loan B, 1 Month USD LIBOR, 5.42%, 1/29/2027 (c)	$ 571,811	$ 505,338
Cengage Learning, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.75%, 5.75%, 7/14/2026 (c)	341,577	309,127
Central Parent, Inc., Senior Secured 2022 USD Term Loan B, 7/6/2029 (f)	145,000	137,461
Constant Contact, Inc., Senior Secured Term Loan, 1 Month USD LIBOR, 5.01%, 2/10/2028 (c)	285,407	255,439
Cornerstone OnDemand, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 5.42%, 10/16/2028 (c)	339,150	304,387
DCert Buyer, Inc.:
Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 4.00%, 5.67%, 10/16/2026 (c)	93,564	89,688
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 7.00%, 8.67%, 2/19/2029 (c) (f)	190,000	177,650
Finastra USA, Inc.:
Senior Secured USD 1st Lien Term Loan, 3 Month USD LIBOR + 3.50%, 4.74%, 6/13/2024 (c)	257,411	232,756
Senior Secured USD 2nd Lien Term Loan, 3 Month USD LIBOR, 8.49%, 6/13/2025 (c)	105,000	91,050
First Advantage Holdings LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 4.42%, 1/31/2027 (c)	275,667	265,182
Grab Holdings, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR, 5.50%, 1/29/2026 (c)	301,188	276,340
Greeneden U.S. Holdings II, LLC, Senior Secured 2020 USD Term Loan B4, 1 Month USD LIBOR + 4.00%, 5.67%, 12/1/2027 (c)	447,088	428,757

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Helios Software Holdings, Inc., Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR, 5.95%, 3/11/2028 (c)	$ 513,714	$ 473,645
Hyland Software, Inc.:
Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 7/1/2024 (c)	566,167	547,846
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR, 7.92%, 7/7/2025 (c)	45,000	44,325
I-Logic Technologies Bidco Ltd., Senior Secured 2021 USD Term Loan B, 3 Month SOFR CME + 4.00%, 6.20%, 2/16/2028 (c)	162,500	153,698
Informatica, LLC, Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.75%, 4.44%, 10/27/2028 (c)	329,175	313,335
ION Trading Finance Ltd., Senior Secured 2021 USD Term Loan, 3 Month USD LIBOR + 4.75%, 7.00%, 4/3/2028 (c)	475,200	439,710
Ivanti Software, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 5.85%, 12/1/2027 (c)	263,016	227,290
LogMeIn, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 4.75%, 6.35%, 8/31/2027 (c)	128,801	99,499
McAfee, LLC, Senior Secured 2022 USD Term Loan B, 1 Month SOFR + 4.00%, 5.15%, 3/1/2029	280,000	255,734
MedAssets Software Intermediate Holdings, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.00%, 5.67%, 12/18/2028 (c)	214,463	199,450
Mitchell International, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.50%, 8.10%, 10/15/2029 (c) (f)	40,000	37,769
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 5.35%, 10/15/2028 (c)	134,113	122,545
Security Description	Principal Amount	Value
PointClickCare Technologies, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 5.94%, 12/29/2027 (c)	$ 143,188	$ 135,789
Polaris Newco, LLC, Senior Secured USD Term Loan B, 1 Month USD LIBOR + 4.00%, 5.67%, 6/2/2028 (c)	570,687	529,007
Renaissance Holding Corp., Senior Secured 2018 2nd Lien Term Loan, 3 Month USD LIBOR, 8.67%, 5/29/2026 (c)	150,000	140,188
Sabre GLBL, Inc.:
Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.50%, 5.17%, 12/17/2027 (c)	80,145	75,186
Senior Secured 2021 Term Loan B2, 1 Month USD LIBOR + 3.50%, 5.17%, 12/17/2027 (c)	127,755	119,851
SkillSoft Corporation, Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 5.25%, 6.19%, 7/14/2028 (c)	209,037	195,345
Sophia, L.P., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25%, 5.50%, 10/7/2027 (c)	586,108	548,381
Surf Holdings LLC, Senior Secured USD Term Loan, 1 Month USD LIBOR, 5.17%, 3/5/2027 (c)	505,677	476,600
Ultimate Software Group, Inc., Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 5.25%, 6.21%, 5/3/2027 (f)	70,000	65,135
		9,730,989
SPECIALTY RETAIL — 0.1%
Great Outdoors Group, LLC, Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR, 5.42%, 3/6/2028 (c)	458,051	419,002
Jo-Ann Stores, Inc., Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR, 5.96%, 7/7/2028 (c)	238,200	168,526
K-Mac Holdings Corp., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 7/21/2028 (c)	192,806	179,953

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Michaels Companies, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 6.50%, 4/15/2028 (c)	$ 89,866	$ 74,639
PetSmart, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 2/11/2028 (c)	297,750	281,150
Rent-A-Center, Inc., Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 3.25%, 4.94%, 2/17/2028 (c)	167,875	151,665
Restoration Hardware, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 2.50%, 4.14%, 10/20/2028 (c)	238,200	210,064
SRS Distribution, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 4.02%, 6/2/2028 (c)	267,975	248,145
Staples, Inc., Senior Secured 7 Year Term Loan, 3 Month USD LIBOR, 6.29%, 4/16/2026 (c)	207,857	181,731
Victoria's Secret & Co., Senior Secured Term Loan B, 1 Month USD LIBOR, 4.54%, 8/2/2028 (c)	208,425	199,567
Whatabrands, LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50%, 4.92%, 8/3/2028 (c)	293,525	275,959
		2,390,401
STEEL-PRODUCERS — 0.0% (a)
Phoenix Services International, LLC, Senior Secured Term Loan, 1 Month USD LIBOR + 3.75%, 5.42%, 3/1/2025 (c)	394,845	300,083
TELECOM SERVICES — 0.0% (a)
Connect Finco SARL, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 5.17%, 12/11/2026 (c)	141,738	130,841
Security Description	Principal Amount	Value
TELECOMMUNICATION EQUIP — 0.1%
Cyxtera DC Holdings, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 3.00%, 4.64%, 5/1/2024 (c)	$ 296,875	$ 280,893
Delta Topco, Inc., Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.75%, 5.84%, 12/1/2027 (c)	228,203	207,238
Delta TopCo, Inc., Senior Secured 2020 2nd Lien Term Loan, 1 Month USD LIBOR, 9.34%, 12/1/2028 (c)	65,000	56,875
GOGO Intermediate Holdings LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 0.00%, 4.99%, 4/30/2028 (c)	475,200	450,965
		995,971
THRIFTS & MORTGAGE FINANCE — 0.0% (a)
Walker & Dunlop, Inc., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.25%, 3.88%, 12/16/2028 (c)	114,425	109,848
TRANSPORT-AIR FREIGHT — 0.0% (a)
Kestrel Bidco, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 5.03%, 12/11/2026 (c)	550,692	496,586
TRANSPORTATION INFRASTRUCTURE — 0.0% (a)
First Student Bidco, Inc.:
Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 5.23%, 7/21/2028 (c)	170,551	152,750
Senior Secured Term Loan C, 3 Month USD LIBOR + 3.00%, 5.23%, 7/21/2028 (c)	63,272	56,668
		209,418

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
TRANSPORT-SERVICES — 0.1%
Echo Global Logistics, Inc., Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 5.17%, 11/23/2028 (c) (f)	$ 204,487	$ 191,503
Edelman Financial Center, LLC:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 8.42%, 7/20/2026 (c)	295,000	271,769
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50%, 5.17%, 4/7/2028 (c)	189,018	175,432
Edgewater Generation, LLC, Senior Secured Term Loan, 3 Month USD LIBOR, 5.42%, 12/13/2025	152,715	130,782
EG America, LLC, Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 4.00%, 5.01%, 2/7/2025 (c)	176,199	166,068
EG Group Limited, Senior Secured 2021 Term Loan, 1 Month USD LIBOR, 6.50%, 3/31/2026 (c)	153,718	146,032
Eisner Advisory Group LLC, Senior Secured Term Loan, 1 Month USD LIBOR + 4.75%, 6.39%, 7/28/2028 (c)	158,800	149,272
Element Materials Technology Group U.S. Holdings, Inc.:
Senior Secured 2022 USD Delayed Draw Term Loan B, 1 Month SOFR, 6/22/2029 (f)	41,053	39,500
Senior Secured 2022 USD Term Loan, 6/22/2029 (f)	88,947	85,584
Endo Luxembourg Finance Company I SARL, Senior Secured 2021 Term Loan, 1 Month USD LIBOR, 6.69%, 3/27/2028 (c)	97,389	74,825
Endure Digital, Inc., Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 4.62%, 2/10/2028 (c)	263,244	237,358
Envision Healthcare Corp., Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 5.42%, 10/10/2025 (c)	399,395	135,894
Security Description	Principal Amount	Value
eResearchTechnology, Inc., Senior Secured 2020 1st Lien Term Loan, 1 Month USD LIBOR + 4.50%, 6.17%, 2/4/2027 (c)	$ 29,622	$ 27,444
Everi Holdings, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 4.75%, 8/3/2028 (c)	114,138	109,732
EXC Holdings III Corp., Senior Secured USD 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50%, 5.75%, 12/2/2024 (c)	29,340	28,167
ExGen Renewables IV, LLC, Senior Secured 2020 Term Loan, 1 Month USD LIBOR, 4.08%, 12/15/2027 (c)	198,332	191,886
LaserShip, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 7.50%, 10.38%, 5/7/2029 (c)	40,000	39,000
Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.50%, 7.38%, 5/7/2028 (c)	138,950	124,534
Savage Enterprises LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR, 4.90%, 9/15/2028 (c)	252,450	241,249
		2,566,031
TOTAL SENIOR FLOATING RATE LOANS (Cost $69,132,445)		63,912,105
U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.0%
Federal Home Loan Mortgage Corp.:
2.50%, 9/1/2050	14,245,565	12,893,085
3.00%, 11/1/2042	6,609,996	6,328,660
3.00%, 12/1/2042	5,493,307	5,207,744
3.00%, 1/1/2045	769,124	733,932
3.00%, 2/1/2045	536,303	509,611
3.00%, 3/1/2045	524,130	498,043
3.00%, 4/1/2045	14,890,281	14,192,938
3.00%, 5/1/2045	2,065,551	1,962,747
3.00%, 8/1/2045	5,992,050	5,693,822
3.00%, 7/1/2047	2,087,587	1,979,067
3.00%, 6/1/2051	19,069,105	17,817,608
3.50%, 2/1/2045	840,269	825,851
3.50%, 4/1/2045	12,560,153	12,305,521
3.50%, 6/1/2045	6,480,960	6,349,493

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
3.50%, 10/1/2045	$ 6,698,865	$ 6,562,977
3.50%, 2/1/2046	3,451,285	3,377,444
4.00%, 4/1/2047	10,204,121	10,219,343
4.00%, 7/1/2047	2,365,054	2,368,540
4.00%, 10/1/2047	5,228,797	5,236,504
4.50%, 6/1/2044	940,649	966,156
Series 326, Class 300, CMO, 3.00%, 3/15/2044	11,132,171	10,649,781
Series 3852, Class NS, CMO, IO, REMIC, 1 Month USD LIBOR + 6.00%, 4.68%, 5/15/2041 (c)	3,569,586	417,870
Series 3889, Class VZ, CMO, REMIC, 4.00%, 7/15/2041	2,328,018	2,327,458
Series 3935, Class SJ, CMO, IO, REMIC, 1 Month USD LIBOR + 6.65%, 5.33%, 5/15/2041 (c)	667,364	37,244
Series 4120, Class KA, CMO, REMIC, 1.75%, 10/15/2032	6,653,811	6,388,988
Series 4165, Class ZT, CMO, REMIC, 3.00%, 2/15/2043	4,284,028	3,772,733
Series 4364, Class ZX, CMO, REMIC, 4.00%, 7/15/2044	32,726,135	32,878,261
Series 4434, Class LZ, CMO, REMIC, 3.00%, 2/15/2045	3,737,204	3,429,638
Series 4444, Class CZ, CMO, REMIC, 3.00%, 2/15/2045	13,703,081	12,687,172
Series 4447, Class A, CMO, REMIC, 3.00%, 6/15/2041	58,804	58,786
Series 4447, Class Z, CMO, REMIC, 3.00%, 3/15/2045	4,522,885	4,220,935
Series 4471, Class BA, CMO, REMIC, 3.00%, 12/15/2041	896,401	891,733
Series 4471, Class GA, CMO, REMIC, 3.00%, 2/15/2044	3,897,149	3,803,979
Series 4474, Class ZX, CMO, REMIC, 4.00%, 4/15/2045	13,732,829	13,846,426
Series 4481, Class B, CMO, REMIC, 3.00%, 12/15/2042	1,246,603	1,234,317
Series 4483, Class CA, CMO, REMIC, 3.00%, 6/15/2044	3,887,664	3,806,929
Security Description	Principal Amount	Value
Series 4484, Class CD, CMO, REMIC, 1.75%, 7/15/2030	$ 3,682,389	$ 3,531,271
Series 4492, Class GZ, CMO, REMIC, 3.50%, 7/15/2045	8,344,892	8,127,367
Series 4499, Class AB, CMO, REMIC, 3.00%, 6/15/2042	2,065,502	2,044,527
Series 4504, Class CA, CMO, REMIC, 3.00%, 4/15/2044	3,565,719	3,514,659
Series 4533, Class AB, CMO, REMIC, 3.00%, 6/15/2044	3,278,321	3,216,555
Series 4543, Class HG, CMO, REMIC, 2.70%, 4/15/2044	5,966,863	5,819,781
Series 4582, Class HA, CMO, REMIC, 3.00%, 9/15/2045	4,629,837	4,496,968
Series 4702, Class ZL, CMO, 3.00%, 7/15/2047	14,368,128	13,697,514
Series 4792, Class A, CMO, REMIC, 3.00%, 5/15/2048	3,301,167	3,128,399
Series 5130, Class SD, CMO, IO, SOFR30A + 2.60%, 1.67%, 8/25/2051 (c)	86,349,144	2,621,779
Federal National Mortgage Association:
1.41%, 12/1/2030	10,000,000	8,475,992
1.91%, 12/1/2031	10,000,000	8,696,927
1.98%, 10/1/2033	19,500,000	16,697,582
2.22%, 12/1/2029	5,400,000	4,943,379
2.44%, 1/1/2032	16,600,000	15,039,624
2.50%, 10/1/2040	20,445,361	18,934,658
2.50%, 9/1/2046	1,901,704	1,705,378
2.50%, 2/1/2047	4,968,762	4,531,325
2.50%, 11/1/2050	8,433,158	7,683,971
2.50%, 2/1/2051	11,371,634	10,289,480
2.50%, 5/1/2051	8,787,764	7,927,272
2.80%, 11/1/2039	10,034,000	8,624,704
3.00%, 5/1/2035	3,299,696	3,219,616
3.00%, 10/1/2041	9,808,046	9,297,586
3.00%, 3/1/2043	2,408,837	2,304,129
3.00%, 7/1/2043	2,439,766	2,303,424
3.00%, 1/1/2045	70,546	66,552
3.00%, 3/1/2045	693,456	658,270
3.00%, 4/1/2045	1,445,070	1,356,960
3.00%, 7/1/2045	13,272,283	12,695,357
3.00%, 10/1/2046	2,492,767	2,363,031
3.00%, 2/1/2047	9,088,014	8,615,028
3.00%, 11/1/2048	5,538,802	5,250,535
3.00%, 10/1/2049	3,742,736	3,502,273
3.00%, 4/1/2053	11,735,377	11,225,258

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
3.50%, 9/1/2034	$ 936,803	$ 934,136
3.50%, 12/1/2034	800,471	798,192
3.50%, 2/1/2035	538,911	537,376
3.50%, 1/1/2045	5,342,724	5,246,003
3.50%, 2/1/2045	1,578,233	1,549,662
3.50%, 6/1/2045	6,582,478	6,442,805
3.88%, 10/1/2030	11,560,000	11,730,134
4.50%, 3/1/2044	801,512	822,482
4.50%, 6/1/2044	297,869	305,662
4.50%, 7/1/2044	300,249	308,104
4.50%, 2/1/2045	508,945	522,260
3.00%, 6/1/2051	17,102,647	15,967,662
Series 2010-109, Class N, CMO, REMIC, 3.00%, 10/25/2040	1,228,685	1,196,191
Series 2011-51, Class CI, CMO, IO, REMIC, 1 Month USD LIBOR + 6.00%, 4.38%, 6/25/2041 (c)	2,136,264	249,609
Series 2012-127, Class PA, CMO, REMIC, 2.75%, 11/25/2042	1,578,259	1,520,722
Series 2012-151, Class SB, CMO, REMIC, 1 Month USD LIBOR + 6.00%, 4.41%, 1/25/2043 (c)	20,907	13,592
Series 2013-114, Class HZ, CMO, REMIC, 3.00%, 11/25/2038	18,503,781	17,480,296
Series 2013-18, Class CD, CMO, REMIC, 1.50%, 10/25/2027	1,490,460	1,459,870
Series 2013-30, Class PS, CMO, REMIC, 1 Month USD LIBOR + 6.00%, 4.41%, 4/25/2043 (c)	611,451	439,902
Series 2014-21, Class GZ, CMO, REMIC, 3.00%, 4/25/2044	3,919,748	3,676,030
Series 2014-39, Class ZA, CMO, REMIC, 3.00%, 7/25/2044	4,770,053	4,495,489
Series 2015-42, Class CA, CMO, REMIC, 3.00%, 3/25/2044	2,461,094	2,406,470
Series 2016-32, Class LA, CMO, REMIC, 3.00%, 10/25/2044	4,127,651	4,024,665
Series 2016-72, Class PA, CMO, REMIC, 3.00%, 7/25/2046	3,946,036	3,723,389
Series 2016-81, Class PA, CMO, REMIC, 3.00%, 2/25/2044	2,408,103	2,389,141
Series 2016-9, Class A, CMO, REMIC, 3.00%, 9/25/2043	295,714	294,593
Security Description	Principal Amount	Value
Series 2016-92, Class A, CMO, REMIC, 3.00%, 4/25/2042	$ 5,091,142	$ 5,036,878
Series 2017-87, Class BA, CMO, REMIC, 3.00%, 12/25/2042	3,361,826	3,344,828
Series 2018-M10, Class A1, 3.48%, 7/25/2028 (c)	5,190,864	5,173,286
Series 2020-47, Class GL, CMO, 2.00%, 5/25/2046	9,621,114	8,796,701
Series 2021-29, Class BA, CMO, 1.25%, 5/25/2041	10,748,759	9,696,139
Series 2021-35, Class EH, CMO, 2.00%, 2/25/2037	17,761,227	16,462,965
Government National Mortgage Association:
2.50%, 3/20/2051	9,931,714	9,137,283
Series 2013-34, Class PL, CMO, REMIC, 3.00%, 3/20/2042	1,686,235	1,675,542
Series 2014-43, Class PS, CMO, IO, REMIC, 1 Month USD LIBOR + 6.18%, 4.58%, 7/20/2042 (c)	1,849,475	78,643
Series 2020-116, Class HS, CMO, IO, 1 Month USD LIBOR + 6.20%, 4.60%, 8/20/2050 (c)	8,200,922	1,390,910
Series 2020-173, Class SY, CMO, IO, 1 Month USD LIBOR + 6.30%, 4.70%, 11/20/2050 (c)	29,507,185	4,371,498
Series 2020-173, Class TI, CMO, IO, 2.00%, 11/20/2050	35,877,932	4,026,194
Series 2020-176, Class SL, CMO, IO, 1 Month USD LIBOR + 5.00%, 3.40%, 11/20/2050 (c)	9,834,274	960,955
Series 2020-185, Class SE, CMO, IO, 1 Month USD LIBOR + 6.30%, 4.70%, 12/20/2050 (c)	34,850,953	6,345,693
Series 2021-125, Class SN, CMO, IO, 1 Month USD LIBOR + 4.20%, 2.60%, 1/20/2051 (c)	9,140,720	619,200
Series 2021-143, Class IO, IO, VRN, 0.98%, 10/16/2063 (c)	85,390,623	6,336,532
Series 2021-196, Class UI, IO, 3.00%, 11/20/2051	51,614,606	4,456,457
Series 2021-40, Class IO, IO, VRN, 0.82%, 2/16/2063 (c)	74,752,493	5,109,754

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Series 2021-60, Class IO, IO, VRN, 0.82%, 5/16/2063 (c)	$ 57,542,496	$ 3,962,354
Series 2021-79, Class IO, IO, 0.91%, 8/16/2063 (c)	88,869,961	6,537,973
Series 2021-80, Class IO, IO, VRN, 0.90%, 12/16/2062 (c)	90,272,711	6,636,058
Series 2021-85, Class IO, IO, VRN, 0.68%, 3/16/2063 (c)	102,505,140	6,597,347
Series 2021-99, Class IO, IO, VRN, 0.59%, 5/16/2061 (c)	42,484,938	2,497,469
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $721,526,399)		650,873,563
U.S. TREASURY OBLIGATIONS — 16.1%
Treasury Bonds:
2.25%, 2/15/2052	80,000,000	65,837,500
2.88%, 5/15/2052	100,000,000	94,437,500
Treasury Notes:
2.50%, 5/31/2024	17,000,000	16,849,258
2.63%, 4/15/2025	25,500,000	25,223,086
2.63%, 5/31/2027	15,100,000	14,814,516
2.75%, 5/15/2025	17,000,000	16,869,844
2.75%, 4/30/2027	15,000,000	14,798,438
2.88%, 6/15/2025	10,600,000	10,558,594
2.88%, 4/30/2029	19,500,000	19,274,531
2.88%, 5/15/2032	14,600,000	14,438,031
3.00%, 6/30/2024	12,500,000	12,507,324
3.25%, 6/30/2027	20,600,000	20,802,781
3.25%, 6/30/2029	16,500,000	16,695,937
U.S. Treasury Bills 2.12%, 4/20/2023	19,300,000	18,901,604
TOTAL U.S. TREASURY OBLIGATIONS (Cost $366,235,660)		362,008,944
MORTGAGE-BACKED SECURITIES — 14.2%
Alternative Loan Trust:
Series 2005-21CB, Class A3, CMO, 5.25%, 6/25/2035	1,837,743	1,471,558
Series 2005-79CB, Class A4, CMO, 5.50%, 1/25/2036	3,434,004	2,228,954
Series 2006-24CB, Class A9, CMO, 6.00%, 8/25/2036	2,653,851	1,625,913
Series 2006-43CB, Class 1A12, CMO, 5.75%, 2/25/2037	2,384,705	1,402,506
Security Description	Principal Amount	Value
Series 2006-OA2, Class A1, CMO, 1 Month USD LIBOR + 0.42%, 2.03%, 5/20/2046 (c)	$ 1,878,948	$ 1,583,016
Banc of America Funding Trust:
Series 2006-8T2, Class A4, CMO, 5.83%, 10/25/2036 (d)	2,039,386	1,707,362
Series 2007-5, Class CA1, CMO, 6.00%, 7/25/2037	3,641,726	2,900,688
BANK Series 2017-BNK6, Class XA, IO, 0.92%, 7/15/2060 (c)	49,829,464	1,505,401
BBCMS Mortgage Trust Series 2017-DELC, Class B, 1 Month USD LIBOR + 1.03%, 2.35%, 8/15/2036 (b) (c)	925,000	900,153
BCAP LLC Trust Series 2010-RR4, Class 3212, CMO, 6.35%, 1/26/2037 (b) (c)	6,326,350	5,498,606
BX Trust Series 2018-EXCL, Class A, 1 Month USD LIBOR + 1.09%, 2.41%, 9/15/2037 (b) (c)	119,233	116,413
ChaseFlex Trust Series 2007-3, Class 1A2, CMO , IO, 1 Month USD LIBOR + 0.46%, 2.08%, 7/25/2037 (c)	7,893,770	2,161,839
CHL Mortgage PassThrough Trust:
Series 2005-J2, Class 3A14, CMO, 5.50%, 8/25/2035	720,261	571,081
Series 2007-12, Class A9, CMO, 5.75%, 8/25/2037	2,309,629	1,544,602
CHL Mortgage Pass-Through Trust:
Series 2007-10, Class A4, 5.50%, 7/25/2037	3,508,180	1,807,356
Series 2007-HYB1, Class 2A1, CMO, 3.05%, 3/25/2037 (c)	1,152,808	972,830
Citigroup Mortgage Loan Trust:
Series 2007-10, Class 2A2A, CMO, 3.40%, 9/25/2037 (c)	2,222,751	1,835,582
Series 2007-AR4, Class 1A1A, CMO, 3.31%, 3/25/2037 (c)	1,284,799	1,064,230
Series 2007-AR5, Class 1A2A, CMO, 3.11%, 4/25/2037 (c)	693,073	583,992

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Series 2021-JL1, Class A, 2.75%, 2/27/2062 (b) (c)	$ 1,139,581	$ 1,070,795
CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7, CMO, 6.00%, 1/25/2037	3,942,556	3,242,876
COLT Mortgage Loan Trust:
Series 2022-2, Class A1, 2.99%, 2/25/2067 (b) (d)	18,651,605	17,807,771
Series 2022-3, Class M1, 4.22%, 2/25/2067 (b) (c)	10,023,000	8,608,220
COMM Mortgage Trust Series 2018-HCLV, Class A, 1 Month USD LIBOR + 1.00%, 2.32%, 9/15/2033 (b) (c)	347,000	329,556
Connecticut Avenue Securities Trust Series 2022-R02, Class 2M2, CMO, SOFR30A + 3.00%, 3.93%, 1/25/2042 (b) (c)	12,000,000	11,036,693
Credit Suisse Mortgage Capital Certificates Series 2021-RPL9, Class A1, 2.44%, 2/25/2061 (b) (c)	5,597,636	5,210,660
Credit Suisse Mortgage Trust Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (b) (d)	13,145,265	12,943,514
CSAIL Commercial Mortgage Trust Series 2017-CX10, Class XA, IO, 0.83%, 11/15/2050 (c)	57,336,729	1,707,885
CSMC MortgageBacked Trust Series 2006-7, Class 7A7, CMO, 6.00%, 8/25/2036	1,309,078	1,207,292
CSMC Trust:
Series 2017-MOON, Class E, 3.30%, 7/10/2034 (b) (c)	3,181,000	3,169,772
Series 2020-RPL2, Class A12, CMO, 3.42%, 2/25/2060 (b) (c)	9,508,544	9,296,149
Series 2021-JR2, Class A1, 2.22%, 11/25/2061 (b) (c)	10,375,999	9,918,709
Deephaven Residential Mortgage Trust Series 2022-2, Class A1, 4.30%, 3/25/2067 (b) (c)	5,233,553	5,133,519
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR3, Class 1A4, 1 Month USD LIBOR + 0.64%, 2.26%, 6/25/2037 (c)	3,678,953	3,222,152
Security Description	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2021-HQA4, Class M2, CMO, SOFR30A + 2.35%, 3.28%, 12/25/2041 (b) (c)	$ 5,000,000	$ 4,425,771
Series 2022-DNA2, Class M2, SOFR30A + 3.75%, 4.68%, 2/25/2042 (b) (c)	9,500,000	8,121,718
Series 2022-DNA3, Class M1B, SOFR30A + 2.90%, 3.83%, 4/25/2042 (b)	20,000,000	18,805,094
FMC GMSR Issuer Trust:
Series 2020-GT1, Class A, CMO, VRN, 4.45%, 1/25/2026 (b) (c)	3,000,000	2,779,279
Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (c)	2,650,000	2,366,287
FWD Securitization Trust Series 2019-INV1, Class A3, 3.11%, 6/25/2049 (b) (c)	659,080	629,996
Government National Mortgage Association Series 2021-8, Class KX, 3.00%, 1/20/2051	12,591,230	1,900,124
Great Wolf Trust Series 2019-WOLF, Class E, 1 Month USD LIBOR + 2.73%, 4.06%, 12/15/2036 (b) (c)	100,000	93,358
GS Mortgage Securities Trust:
Series 2017-GS7, Class XA, IO, 1.25%, 8/10/2050 (c)	39,509,023	1,620,984
Series 2018-TWR, Class A, 1 Month USD LIBOR + 0.90%, 2.22%, 7/15/2031 (b) (c)	283,000	278,828
Series 2018-TWR, Class D, 1 Month USD LIBOR + 1.60%, 2.92%, 7/15/2031 (b) (c)	650,000	616,337
Series 2018-TWR, Class E, 1 Month USD LIBOR + 2.10%, 3.42%, 7/15/2031 (b) (c)	650,000	616,932
Series 2018-TWR, Class F, 1 Month USD LIBOR + 2.80%, 4.12%, 7/15/2031 (b) (c)	650,000	615,995
Series 2018-TWR, Class G, 1 Month USD LIBOR + 3.92%, 5.25%, 7/15/2031 (b) (c)	650,000	579,583

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
GSR Mortgage Loan Trust:
Series 2006-OA1, Class 1A1, CMO, 1 Month USD LIBOR + 0.44%, 2.06%, 8/25/2046 (c)	$ 13,926,782	$ 3,537,423
Series 2007-AR1, Class 2A1, 2.74%, 3/25/2047 (c)	4,501,521	2,977,306
IndyMac IMJA Mortgage Loan Trust Series 2007-A4, Class A1, CMO, 6.25%, 2/25/2038	21,287,913	8,299,738
IndyMac INDX Mortgage Loan Trust Series 2006-AR3, Class 3A1B, CMO, 3.08%, 4/25/2036 (c)	1,249,501	1,136,080
JP Morgan Chase Commercial Mortgage Securities Trust Series 2022-NLP, Class A, 1 Month USD SOFR + 0.60%, 1.88%, 4/15/2037 (b)	2,370,000	2,208,070
Legacy Mortgage Asset Trust Series 2020-SL1, Class M, 3.25%, 1/25/2060 (b) (c)	8,492,000	7,839,387
Lehman XS Trust Series 2006-GP2, Class 1A4, 1 Month USD LIBOR + 0.66%, 2.28%, 6/25/2046 (c)	5,590,782	3,914,673
Luminent Mortgage Trust Series 2007-1, Class 1A1, CMO, 1 Month USD LIBOR + 0.32%, 1.94%, 11/25/2036	7,236,082	6,780,962
Morgan Stanley Capital I Trust Series 2016-UB12, Class XA, IO, 0.79%, 12/15/2049 (c)	47,969,294	1,120,725
Morgan Stanley Resecuritization Trust Series 2014-R7, Class B2, CMO, 3.78%, 1/26/2051 (b) (c)	14,038,702	12,803,094
Morgan Stanley Residential Mortgage Loan Trust Series 2020-RPL1, Class A1, CMO, VRN, 2.69%, 10/25/2060 (b) (c)	842,973	798,353
NRPL Trust Series 2019-3A, Class A1, CMO, 3.00%, 7/25/2059 (b) (d)	3,633,577	3,610,397
PMT Credit Risk Transfer Trust:
Series 2019-2R, Class A, 1 Month USD LIBOR + 2.75%, 4.40%, 5/27/2023 (b) (c)	1,404,560	1,371,067
Security Description	Principal Amount	Value
Series 2021-1R, Class A, 1 Month USD LIBOR + 2.90%, 4.52%, 2/27/2024 (b) (c)	$ 983,542	$ 959,015
PRPM LLC:
Series 2020-6, Class A1, CMO, 2.36%, 11/25/2025 (b) (d)	3,639,215	3,482,898
Series 2022-1, Class A1, 3.72%, 2/25/2027 (b) (d)	16,777,131	16,118,287
RALI Trust Series 2005-QA7, Class A22, CMO, 3.56%, 7/25/2035 (c)	2,137,517	1,982,449
Residential Asset Securitization Trust Series 2005-A16, Class A3, Class A3, 6.00%, 2/25/2036	3,007,314	1,336,054
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MV, 3.00%, 2/25/2059	16,227,733	15,355,445
Series 2020-2, Class MT, CMO, 2.00%, 11/25/2059	6,861,133	6,151,577
Seasoned Credit Risk Transfer Trust Series 2020-3, Class MT, CMO, 2.00%, 5/25/2060	11,109,506	9,960,985
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3, CMO, 3.25%, 9/25/2036 (c)	223,375	220,886
Structured Asset Mortgage Investments II Trust Series 2004-AR3, Class M, CMO, 1 Month USD LIBOR + 0.68%, 2.27%, 7/19/2034 (c)	1,321,065	1,253,310
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.69%, 6/15/2050 (c)	17,535,964	1,007,316
Verus Securitization Trust Series 2022-3, Class A1, 4.13%, 2/25/2067 (b) (d)	19,167,911	18,630,616
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR14, Class 1A5, 2.58%, 11/25/2036 (c)	3,627,501	3,264,056
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-1, Class 4CB, 6.50%, 2/25/2036	5,301,512	4,059,561

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust Series 2007-HY1, Class A3A, CMO, 1 Month USD LIBOR + 0.46%, 2.08%, 2/25/2037 (c)	$ 4,482,291	$ 3,312,019
Washington Mutual Mortgage PassThrough Certificates WMALT Trust:
Series 2005-8, Class 2CB1, CMO, 5.50%, 10/25/2035	785,579	770,286
Series 2006-5, Class 3A2, CMO, 6.50%, 7/25/2036 (d)	2,627,104	652,385
Series 2007-2, Class 1A3, CMO, 6.00%, 4/25/2037	4,065,256	3,378,622
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR4, Class A1, CMO, 2.90%, 8/25/2037 (c)	865,946	826,032
TOTAL MORTGAGE-BACKED SECURITIES (Cost $353,648,111)		317,957,005
COMMERCIAL MORTGAGE BACKED SECURITIES — 5.4%
ACRE Commercial Mortgage, Ltd. Series 2021-FL4, Class B, 1 Month USD LIBOR + 1.40%, 3.01%, 12/18/2037 (b) (c)	3,000,000	2,907,150
BANK:
Series 2017-BNK4, Class XA, IO, 1.49%, 5/15/2050 (c)	26,815,765	1,292,869
Series 2021-BN35, Class XA, IO, VRN, 1.16%, 6/15/2064 (c)	9,214,117	613,979
Benchmark Mortgage Trust:
Series 2018-B2, Class C, VRN, 4.33%, 2/15/2051 (c)	2,545,000	2,333,321
Series 2020-B19, Class XA, IO, VRN, 1.89%, 9/15/2053 (c)	19,996,568	1,744,346
Series 2021-B24, Class XA, IO, VRN, 1.27%, 3/15/2054 (c)	3,386,982	234,822
BX Commercial Mortgage Trust:
Series 2021-21M, Class H, 1 Month USD LIBOR + 4.01%, 5.33%, 10/15/2036 (b) (c)	2,873,000	2,688,054
Security Description	Principal Amount	Value
Series 2021-VOLT, Class E, 1 Month USD LIBOR + 2.00%, 3.32%, 9/15/2036 (b) (c)	$ 1,923,000	$ 1,797,162
Series 2021-VOLT, Class F, 1 Month USD LIBOR + 2.40%, 3.72%, 9/15/2036 (b) (c)	1,923,000	1,793,392
Series 2021-XL2, Class E, 1 Month USD LIBOR + 1.85%, 3.17%, 10/15/2038 (b) (c)	2,690,238	2,525,544
BX Trust:
Series 2017-SLCT, Class E, 1 Month USD LIBOR + 3.15%, 4.47%, 7/15/2034 (b) (c)	1,195,111	1,171,507
Series 2019-OC11, Class E, 4.08%, 12/9/2041 (b) (c)	3,830,000	3,162,014
CD Mortgage Trust Series 2017-CD4, Class XA, IO, 1.39%, 5/10/2050 (c)	15,869,779	619,352
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XA, IO, 1.14%, 1/10/2048 (c)	22,983,416	664,916
Series 2016-C4, Class XA, IO, 1.79%, 5/10/2058 (c)	10,107,680	477,151
Series 2017-C8, Class XA, IO, 1.65%, 6/15/2050 (c)	22,059,562	1,226,430
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class C, VRN, 4.57%, 2/10/2048 (c)	2,541,000	2,423,038
Series 2015-GC27, Class D, 4.57%, 2/10/2048 (b) (c)	423,700	380,092
Series 2015-GC31, Class C, 4.17%, 6/10/2048 (c)	1,500,000	1,405,169
Series 2015-GC33, Class C, 4.73%, 9/10/2058 (c)	1,500,000	1,382,065
Series 2016-GC36, Class XA, IO, 1.37%, 2/10/2049 (c)	19,832,006	682,473
Series 2020-555, Class E, 3.62%, 12/10/2041 (b) (c)	2,047,000	1,655,215
COMM Mortgage Trust:
Series 2013-CR12, Class XA, IO, 1.27%, 10/10/2046 (c)	25,290,884	267,327
Series 2015-CR22, Class XA, IO, 0.96%, 3/10/2048 (c)	7,359,654	129,355

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Series 2015-CR26, Class XA, IO, 1.06%, 10/10/2048 (c)	$ 19,303,990	$ 456,107
Series 2015-DC1, Class C, VRN, 4.44%, 2/10/2048 (c)	644,000	619,442
Series 2015-DC1, Class XA, IO, 1.13%, 2/10/2048 (c)	6,187,463	122,410
Series 2016-CR28, Class C, 4.77%, 2/10/2049 (c)	2,011,000	1,916,120
Series 2016-DC2, Class XA, IO, 1.10%, 2/10/2049 (c)	15,348,959	406,597
Series 2017-PANW, Class D, 4.34%, 10/10/2029 (b) (c)	1,388,000	1,324,776
Series 2017-PANW, Class E, 4.13%, 10/10/2029 (b) (c)	2,316,000	2,155,105
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class AS, 3.85%, 6/15/2057 (c)	900,000	858,928
Series 2015-C4, Class XA, IO, 0.96%, 11/15/2048 (c)	31,994,944	704,486
Series 2019-C17, Class XA, IO, VRN, 1.50%, 9/15/2052 (c)	30,040,411	2,099,980
CSMC:
Series 2017-TIME, Class A, 3.65%, 11/13/2039 (b)	2,977,000	2,620,078
Series 2020-NET, Class A, 2.26%, 8/15/2037 (b)	2,388,355	2,206,461
Series 2021-B33, Class A1, 3.05%, 10/10/2043 (b)	632,000	569,774
Series 2021-B33, Class A2, 3.17%, 10/10/2043 (b)	2,250,000	1,904,446
CSMC Trust Series 2017-MOON, Class D, 3.30%, 7/10/2034 (b) (c)	2,263,000	2,255,455
DBUBS Mortgage Trust Series 2017-BRBK, Class E, VRN, 3.65%, 10/10/2034 (b) (c)	463,000	428,989
DOLP Trust:
Series 2021-NYC, Class D, VRN, 3.70%, 5/10/2041 (b) (c)	1,000,000	823,025
Series 2021-NYC, Class E, VRN, 3.70%, 5/10/2041 (b) (c)	1,000,000	797,552
Grace Trust Series 2020-GRCE, Class D, VRN, 2.77%, 12/10/2040 (b) (c)	1,147,000	885,067
Security Description	Principal Amount	Value
Great Wolf Trust Series 2019-WOLF, Class F, 1 Month USD LIBOR + 3.13%, 4.46%, 12/15/2036 (b) (c)	$ 100,000	$ 91,647
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA, IO, 1.61%, 2/10/2046 (c)	11,156,462	32,735
GS Mortgage Securities Trust:
Series 2014-GC24, Class XA, IO, 0.84%, 9/10/2047 (c)	25,871,749	319,347
Series 2015-GC32, Class XA, IO, 0.88%, 7/10/2048 (c)	22,411,931	415,148
Series 2015-GC34, Class XA, IO, 1.37%, 10/10/2048 (c)	15,300,305	487,356
Series 2015-GS1, Class XA, IO, 0.91%, 11/10/2048 (c)	25,447,528	553,746
Series 2016-GS3, Class XA, IO, 1.32%, 10/10/2049 (c)	23,942,497	941,962
Series 2019-GC38, Class XA, IO, 1.12%, 2/10/2052 (c)	40,344,882	2,006,843
HPLY Trust Series 2019-HIT, Class F, 1 Month USD LIBOR + 3.15%, 4.47%, 11/15/2036 (b) (c)	2,638,067	2,478,298
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-C20, Class B, 4.40%, 7/15/2047 (c)	3,000,000	2,921,742
Series 2015-JP1, Class XA, IO, 1.05%, 1/15/2049 (c)	15,041,383	393,978
Series 2016-JP3, Class B, VRN, 3.40%, 8/15/2049 (c)	2,899,000	2,681,937
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class B, VRN, 4.34%, 8/15/2047 (c)	1,055,000	1,029,110
Series 2014-C25, Class XA, IO, 0.97%, 11/15/2047 (c)	4,704,510	73,135
Series 2015-C28, Class XA, IO, 1.09%, 10/15/2048 (c)	8,556,623	157,576
Series 2015-C30, Class XA, IO, 0.58%, 7/15/2048 (c)	22,582,146	258,314
Series 2015-C32, Class C, 4.81%, 11/15/2048 (c)	1,132,000	890,059

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Series 2015-C33, Class C, 4.76%, 12/15/2048 (c)	$ 1,739,000	$ 1,647,095
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA, IO, 1.70%, 6/15/2049 (c)	17,424,127	705,826
LSTAR Commercial Mortgage Trust Series 2017-5, Class X, IO, 0.94%, 3/10/2050 (b) (c)	35,209,377	841,184
Manhattan West Mortgage Trust:
Series 2020-1MW, Class C, VRN, 2.41%, 9/10/2039 (b) (c)	2,462,000	2,105,021
Series 2020-1MW, Class D, VRN, 2.41%, 9/10/2039 (b) (c)	2,462,000	2,092,571
Med Trust Series 2021-MDLN, Class G, 1 Month USD LIBOR + 5.25%, 6.58%, 11/15/2038 (b) (c)	2,864,000	2,678,511
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C12, Class XA, IO, 0.73%, 10/15/2046 (c)	11,967,079	54,920
Series 2013-C7, Class XA, IO, 1.40%, 2/15/2046 (c)	11,810,713	18,605
Series 2015-C20, Class C, 4.60%, 2/15/2048 (c)	500,000	479,911
Series 2016-C28, Class XA, IO, 1.32%, 1/15/2049 (c)	18,587,885	599,213
Series 2016-C30, Class XA, IO, 1.49%, 9/15/2049 (c)	17,085,744	733,754
Series 2016-C31, Class C, 4.42%, 11/15/2049 (c)	3,358,000	2,986,983
Morgan Stanley Capital I Trust:
Series 2015-UBS8, Class XA, IO, 1.01%, 12/15/2048 (c)	23,438,226	558,129
Series 2019-L3, Class XA, IO, 0.76%, 11/15/2052 (c)	55,804,136	2,132,454
Series 2020-HR8, Class XA, IO, VRN, 1.97%, 7/15/2053 (c)	13,627,911	1,520,332
Series 2020-L4, Class XA, IO, VRN, 1.20%, 2/15/2053 (c)	33,037,530	2,143,229
Security Description	Principal Amount	Value
One New York Plaza Trust Series 2020-1NYP, Class C, 1 Month USD LIBOR + 2.20%, 3.52%, 1/15/2036 (b) (c)	$ 1,599,000	$ 1,550,191
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	450,000	410,007
SLG Office Trust:
Series 2021-OVA, Class E, 2.85%, 7/15/2041 (b)	1,989,000	1,541,353
Series 2021-OVA, Class F, 2.85%, 7/15/2041 (b)	1,989,000	1,471,059
SREIT Trust Series 2021-MFP, Class D, 1 Month USD LIBOR + 1.58%, 2.90%, 11/15/2038 (b) (c)	2,864,000	2,677,911
UBS Commercial Mortgage Trust Series 2017-C4, Class XA, IO, 1.16%, 10/15/2050 (c)	22,841,808	921,646
Velocity Commercial Capital Loan Trust Series 2020-1, Class M3, VRN, 3.19%, 2/25/2050 (b) (c)	2,651,938	2,399,536
Waterfall Commercial Mortgage Trust Series 2015-SBC5, Class A, 4.10%, 9/14/2022 (b) (c)	1,750,610	1,700,547
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class XA, IO, 1.34%, 2/15/2048 (c)	7,243,548	181,284
Series 2015-LC20, Class XA, IO, 1.44%, 4/15/2050 (c)	6,475,714	145,795
Series 2015-NXS1, Class XA, IO, 1.21%, 5/15/2048 (c)	6,851,845	155,852
Series 2015-NXS2, Class XA, IO, 0.78%, 7/15/2058 (c)	22,401,882	361,392
Series 2015-P2, Class XA, IO, 1.09%, 12/15/2048 (c)	14,529,570	384,254
Series 2016-BNK1, Class XB, IO, VRN, 1.47%, 8/15/2049 (c)	19,849,000	916,337
Series 2016-C33, Class XA, IO, 1.77%, 3/15/2059 (c)	10,947,289	520,128
Series 2016-C35, Class B, 3.44%, 7/15/2048	3,000,000	2,736,561

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Series 2016-LC24, Class C, VRN, 4.58%, 10/15/2049 (c)	$ 1,900,000	$ 1,764,765
Series 2017-C38, Class XA, IO, 1.14%, 7/15/2050 (c)	34,653,523	1,344,931
Series 2017-RC1, Class XA, IO, 1.63%, 1/15/2060 (c)	18,913,867	1,004,318
Series 2019-C50, Class XA, IO, 1.60%, 5/15/2052 (c)	28,156,910	1,974,946
Series 2020-C58, Class XA, IO, VRN, 2.00%, 7/15/2053 (c)	19,993,190	2,322,538
WFRBS Commercial Mortgage Trust:
Series 2014-C19, Class XA, IO, 1.14%, 3/15/2047 (c)	7,578,187	81,612
Series 2014-C21, Class XA, IO, 1.17%, 8/15/2047 (c)	13,507,597	210,650
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $171,957,219)		120,539,825
	Shares
SHORT-TERM INVESTMENT — 3.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (g) (h) (Cost $78,929,216)	78,929,216	78,929,216
TOTAL INVESTMENTS — 99.4% (Cost $2,489,605,021)		2,230,328,674
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		14,366,533
NET ASSETS — 100.0%		$ 2,244,695,207
(a)	Amount is less than 0.05% of net assets.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 25.5% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(d)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2022. Maturity date shown is the final maturity.
(e)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2022, total aggregate fair value of the security is $114,786, representing less than 0.05% of the Fund's net assets.
(f)	Position is unsettled. Contract rate was not determined at September 30, 2019 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at June 30, 2022.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment in Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

At June 30, 2022, the Fund had unfunded loan commitments of $118,311, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
Hillman Group Inc	26,397	24,780	(1,617)
VT Topco, Inc.	7,669	7,420	(249)
Trident TPI Holdings, Inc.	3,235	3,044	(191)
Athenahealth, Inc.	56,522	52,212	(4,310)
TGP Holdings III, LLC	8,370	7,135	(1,235)
Pediatric Associates Holding Company, LLC	16,118	15,111	(1,007)
	$118,311	$109,702	$(8,609)

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 335,220,501	$177,124	$ 335,397,625
Asset-Backed Securities	—	275,066,395	—	275,066,395
Foreign Government Obligations	—	25,529,210	—	25,529,210
U.S. Government Agency Obligations	—	650,873,563	—	650,873,563
U.S. Treasury Obligations	—	362,008,944	—	362,008,944
Mortgage-Backed Securities	—	317,957,005	—	317,957,005
Commercial Mortgage Backed Securities	—	120,539,825	—	120,539,825
Common Stocks	—	—	114,786	114,786
Senior Floating Rate Loans	—	63,912,105	—	63,912,105
Short-Term Investment	78,929,216	—	—	78,929,216
TOTAL INVESTMENTS	$78,929,216	$2,151,107,548	$291,910	$2,230,328,674
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans(a)	—	(8,609)	—	(8,609)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ (8,609)	$ —	$ (8,609)
(a)	Unfunded loan commitments are valued at unrealized appreciation (depreciation).

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	63,404,943	$63,404,943	$1,044,218,092	$1,028,693,819	$—	$—	78,929,216	$78,929,216	$144,195
See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
ASSETS
Investments in unaffiliated issuers, at value*	$ 110,106,963	$ 7,870,319	$ 19,005,847
Investments in affiliated issuers, at value	406,443,581	117,851,735	258,243,658
Total Investments	516,550,544	125,722,054	277,249,505
Foreign currency, at value	—	—	—
Net cash at broker	—	—	—
Cash	—	—	—
Receivable from broker — accumulated variation margin on futures contracts	—	—	—
Receivable for investments sold	—	—	366,114
Receivable for fund shares sold	2,513,263	—	391,370
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Dividends receivable — unaffiliated issuers	—	—	130,964
Dividends receivable — affiliated issuers	8,590	2,512	14,196
Interest receivable — unaffiliated issuers	—	—	—
Securities lending income receivable — unaffiliated issuers	—	3,274	2,867
Securities lending income receivable — affiliated issuers	14,826	19,864	25,836
Receivable for foreign taxes recoverable	—	—	—
Other Receivable	—	—	—
TOTAL ASSETS	519,087,223	125,747,704	278,180,852
LIABILITIES
Due to custodian	—	—	—
Payable upon return of securities loaned	48,571,637	30,179,720	36,578,077
Payable for investments purchased	2,461,911	—	367,715
Payable for fund shares repurchased	—	—	389,670
Payable to broker – accumulated variation margin on open futures contracts	—	—	—
Payable for accumulated variation margin on swap contracts	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—
Advisory fee payable	22,760	8,772	11,461
Trustees’ fees and expenses payable	60	44	104
TOTAL LIABILITIES	51,056,368	30,188,536	37,347,027
NET ASSETS	$468,030,855	$ 95,559,168	$240,833,825
NET ASSETS CONSIST OF:
Paid-in Capital	$533,357,573	$120,174,319	$242,922,441
Total distributable earnings (loss)	(65,326,718)	(24,615,151)	(2,088,616)
NET ASSETS	$468,030,855	$ 95,559,168	$240,833,825
NET ASSET VALUE PER SHARE
Net asset value per share	$ 27.93	$ 30.73	$ 38.97
Shares outstanding (unlimited amount authorized, $0.01 par value)	16,760,000	3,110,000	6,180,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$107,126,140	$ 9,551,929	$ 17,436,229
Investments in affiliated issuers	426,984,910	128,300,115	263,577,470
Total cost of investments	$ 534,111,050	$137,852,044	$281,013,699
Foreign currency, at cost	$ —	$ —	$ —
* Includes investments in securities on loan, at value	$ 53,003,989	$ 33,569,616	$ 36,187,314
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF	SPDR Loomis Sayles Opportunistic Bond ETF	SPDR Nuveen Municipal Bond ETF	SPDR Nuveen Municipal Bond ESG ETF

$290,904,854	$28,884,914	$33,043,079	$30,575,460
29,493,611	1,958,487	1,595,897	1,543,320
320,398,465	30,843,401	34,638,976	32,118,780
—	47,599	—	—
22,623	706,548	—	—
45,794,599	—	—	—
124,805	—	—	—
5,606,997	7,351,549	—	—
—	—	—	—
—	2,726	—	—
—	—	—	—
20,918	1,638	1,661	4,472
532,826	320,338	432,269	352,986
—	—	—	—
—	—	—	—
—	1,669	—	—
4,184	—	—	—
372,505,417	39,275,468	35,072,906	32,476,238

—	69,949	—	—
—	—	—	—
—	21,806	—	—
69,716,398	10,438,803	—	—
—	14,946	—	—
—	9,678	—	—
—	160	—	—
61,159	17,013	11,524	11,487
158	17	15	—
69,777,715	10,572,372	11,539	11,487
$302,727,702	$28,703,096	$35,061,367	$32,464,751

$308,944,800	$33,551,292	$38,928,604	$32,996,876
(6,217,098)	(4,848,196)	(3,867,237)	(532,125)
$302,727,702	$28,703,096	$35,061,367	$32,464,751

$ 39.83	$ 26.09	$ 26.97	$ 29.51
7,600,000	1,100,000	1,300,000	1,100,000

$296,241,485	$32,346,048	$36,449,293	$31,052,198
29,493,611	1,958,487	1,595,897	1,543,289
$325,735,096	$34,304,535	$38,045,190	$32,595,487
$ —	$ 47,429	$ —	$ —
$ —	$ —	$ —	$ —

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
June 30, 2022

	SPDR SSGA Fixed Income Sector Rotation ETF	SPDR SSGA US Sector Rotation ETF	SPDR DoubleLine Emerging Markets Fixed Income ETF
ASSETS
Investments in unaffiliated issuers, at value*	$ —	$ —	$ 72,571,426
Investments in affiliated issuers, at value	139,398,059	238,280,158	681,102
Total Investments	139,398,059	238,280,158	73,252,528
Foreign currency, at value	—	—	—
Cash	—	—	2
Receivable for investments sold	269,876	—	—
Receivable for fund shares sold	—	1,142,177	—
Dividends receivable — affiliated issuers	176	444	1,004
Interest receivable — unaffiliated issuers	—	—	968,460
Securities lending income receivable — unaffiliated issuers	2,098	4,341	—
Securities lending income receivable — affiliated issuers	12,638	7,266	—
Receivable from Adviser	15,304	13,409	—
TOTAL ASSETS	139,698,151	239,447,795	74,221,994
LIABILITIES
Payable upon return of securities loaned	20,836,025	34,939,526	—
Payable for investments purchased	—	1,142,326	—
Payable for fund shares repurchased	269,838	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—
Advisory fee payable	46,807	120,897	40,933
Trustees’ fees and expenses payable	36	59	35
Accrued expenses and other liabilities	—	—	—
TOTAL LIABILITIES	21,152,706	36,202,808	40,968
NET ASSETS	$ 118,545,445	$203,244,987	$ 74,181,026
NET ASSETS CONSIST OF:
Paid-in Capital	$134,544,444	$225,574,288	$ 89,496,718
Total distributable earnings (loss)	(15,998,999)	(22,329,301)	(15,315,692)
NET ASSETS	$ 118,545,445	$203,244,987	$ 74,181,026
NET ASSET VALUE PER SHARE
Net asset value per share	$ 27.13	$ 38.06	$ 41.21
Shares outstanding (unlimited amount authorized, $0.01 par value)	4,370,000	5,340,000	1,800,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ —	$ —	$ 87,388,755
Investments in affiliated issuers	149,105,875	257,614,891	681,102
Total cost of investments	$149,105,875	$257,614,891	$ 88,069,857
Foreign currency, at cost	$ —	$ —	$ —
* Includes investments in securities on loan, at value	$ 21,627,557	$ 68,512,282	$ —
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF	SPDR DoubleLine Total Return Tactical ETF

$ 123,708,119	$2,151,399,458
7,824,635	78,929,216
131,532,754	2,230,328,674
—	7
8,797	177,004
40,429	3,619,774
—	—
5,931	76,113
444,381	12,230,362
—	—
—	—
—	—
132,032,292	2,246,431,934

—	—
377,675	685,508
—	—
—	8,609
49,169	1,035,233
63	1,136
—	6,241
426,907	1,736,727
$131,605,385	$2,244,695,207

$141,104,585	$2,690,275,532
(9,499,200)	(445,580,325)
$131,605,385	$2,244,695,207

$ 46.59	$ 42.27
2,825,000	53,100,000

$129,916,655	$2,410,675,805
7,824,635	78,929,216
$137,741,290	$2,489,605,021
$ —	$ 7
$ —	$ —

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2022

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ —	$ —	$ —
Dividend income — unaffiliated issuers	15,230,222	377,249	3,107,705
Dividend income — affiliated issuers	8,022,287	3,765,770	6,821,617
Unaffiliated securities lending income	203,541	49,431	52,672
Affiliated securities lending income	202,108	165,067	291,090
TOTAL INVESTMENT INCOME (LOSS)	23,658,158	4,357,517	10,273,084
EXPENSES
Advisory fee	124,947	126,355	315,566
Trustees’ fees and expenses	1,549	1,065	2,653
Miscellaneous expenses	110	60	154
TOTAL EXPENSES	126,606	127,480	318,373
Expenses waived/reimbursed by the Adviser	—	—	—
NET EXPENSES	126,606	127,480	318,373
NET INVESTMENT INCOME (LOSS)	$ 23,531,552	$ 4,230,037	$ 9,954,711
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,799,709)	(272,815)	(306,208)
Investments — affiliated issuers	(2,549,756)	(1,977,149)	6,397,457
In-kind redemptions — unaffiliated issuers	3,291,083	442,015	322,901
In-kind redemptions — affiliated issuers	6,065,744	1,805,399	5,842,235
Forward foreign currency exchange contracts	—	—	—
Foreign currency transactions	—	—	—
Futures contracts	—	—	—
Swaps Contracts	—	—	—
Net realized gain (loss)	4,007,362	(2,550)	12,256,385
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(1,002,480)	(2,173,190)	87,522
Investments — affiliated issuers	(25,090,825)	(13,536,080)	(53,992,933)
Forward foreign currency exchange contracts	—	—	—
Foreign currency translations	—	—	—
Futures contracts	—	—	—
Swap contracts	—	—	—
Net change in unrealized appreciation/depreciation	(26,093,305)	(15,709,270)	(53,905,411)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(22,085,943)	(15,711,820)	(41,649,026)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 1,445,609	$ (11,481,783)	$(31,694,315)
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF	SPDR Loomis Sayles Opportunistic Bond ETF(a)	SPDR Nuveen Municipal Bond ETF	SPDR Nuveen Municipal Bond ESG ETF (b)	SPDR SSGA Fixed Income Sector Rotation ETF	SPDR SSGA US Sector Rotation ETF	SPDR DoubleLine Emerging Markets Fixed Income ETF

$ 2,966,082	$ 1,074,201	388,491	178,050	—	—	$ 3,532,566
—	—	—	—	—	—	—
58,272	52,048	4,853	7,376	2,015,117	3,002,513	3,598
—	—	—	—	33,237	26,336	—
—	—	—	—	234,491	65,245	—
3,024,354	1,126,249	393,344	185,426	2,282,845	3,094,094	3,536,164

848,800	171,713	161,289	32,752	417,685	1,047,939	609,220
4,071	880	449	15	936	1,741	1,019
235	—	—	—	58	104	—
853,106	172,593	161,738	32,767	418,679	1,049,784	610,239
—	(12,925)	—	—	—	—	—
853,106	159,668	161,738	32,767	418,679	1,049,784	610,239
$ 2,171,248	$ 966,581	$ 231,606	$ 152,659	$ 1,864,166	$ 2,044,310	$ 2,925,925

(1,535,454)	(1,118,154)	(195,811)	(105,872)	—	—	769,507
—	(47,645)	—	581	(5,809,074)	(2,715,409)	—
—	(904,416)	5,815	—	—	—	—
—	—	—	—	8,620	5,286,783	—
—	(15,190)	—	—	—	—	—
—	27,199	—	—	—	—	—
850,218	(350,727)	—	—	—	—	—
—	(12,992)	—	—	—	—	—
(685,236)	(2,421,925)	(189,996)	(105,291)	(5,800,454)	2,571,374	769,507

(6,192,891)	(3,461,134)	(3,416,424)	(476,738)	—	—	(17,006,267)
—	—	—	31	(9,885,098)	(30,518,656)	—
—	2,566	—	—	—	—	—
—	21	—	—	—	—	—
124,397	(15,084)	—	—	—	—	—
—	(10,911)	—	—	—	—	—
(6,068,494)	(3,484,542)	(3,416,424)	(476,707)	(9,885,098)	(30,518,656)	(17,006,267)
(6,753,730)	(5,906,467)	(3,606,420)	(581,998)	(15,685,552)	(27,947,282)	(16,236,760)
$(4,582,482)	$(4,939,886)	$(3,374,814)	$(429,339)	$(13,821,386)	$(25,902,972)	$(13,310,835)
(a)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.
(b)	For the period April 05,2022 (commencement of operations) through June 30, 2022.

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended June 30, 2022

	SPDR DoubleLine Short Duration Total Return Tactical ETF	SPDR DoubleLine Total Return Tactical ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 3,038,191	$ 93,267,965
Dividend income — affiliated issuers	13,913	144,195
Other income	14,878	—
Foreign taxes withheld	(230)	—
TOTAL INVESTMENT INCOME (LOSS)	3,066,752	93,412,160
EXPENSES
Advisory fee	742,404	15,388,985
Trustees’ fees and expenses	1,682	27,719
Miscellaneous expenses	—	1,563
TOTAL EXPENSES	744,086	15,418,267
NET INVESTMENT INCOME (LOSS)	$ 2,322,666	$ 77,993,893
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,083,762)	(71,677,135)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(6,559,270)	(268,955,386)
Unfunded loan commitments	—	(8,517)
Net change in unrealized appreciation/depreciation	(6,559,270)	(268,963,903)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,643,032)	(340,641,038)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(7,320,366)	$(262,647,145)
See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR SSGA Multi-Asset Real Return ETF		SPDR SSGA Income Allocation ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/22	Year Ended 6/30/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 23,531,552	$ 1,767,722	$ 4,230,037	$ 4,611,865
Net realized gain (loss)	4,007,362	(1,841,123)	(2,550)	5,224,138
Net change in unrealized appreciation/depreciation	(26,093,305)	19,933,207	(15,709,270)	12,676,226
Net increase (decrease) in net assets resulting from operations	1,445,609	19,859,806	(11,481,783)	22,512,229
Net equalization credits and charges	2,661,692	54,735	(16,609)	149,449
Distributions to shareholders	(26,209,495)	(1,750,442)	(4,045,876)	(4,629,430)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	419,842,759	67,513,380	38,728,531	73,221,393
Cost of shares redeemed	(57,424,560)	(9,014,313)	(52,680,244)	(92,104,724)
Net income equalization	(2,661,692)	(54,735)	16,609	(149,449)
Other Capital	18,255	—	—	—
Net increase (decrease) in net assets from beneficial interest transactions	359,774,762	58,444,332	(13,935,104)	(19,032,780)
Net increase (decrease) in net assets during the period	337,672,568	76,608,431	(29,479,372)	(1,000,532)
Net assets at beginning of period	130,358,287	53,749,856	125,038,540	126,039,072
NET ASSETS AT END OF PERIOD	$468,030,855	$130,358,287	$ 95,559,168	$125,038,540
SHARES OF BENEFICIAL INTEREST:
Shares sold	14,140,000	2,420,000	1,120,000	2,120,000
Shares redeemed	(1,950,000)	(380,000)	(1,520,000)	(2,760,000)
Net increase (decrease) from share transactions	12,190,000	2,040,000	(400,000)	(640,000)
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF		SPDR SSGA Ultra Short Term Bond ETF		SPDR Loomis Sayles Opportunistic Bond ETF
Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/22	Year Ended 6/30/21	For the Period 9/28/21*- 6/30/22

$ 9,954,711	$ 5,634,070	$ 2,171,248	$ 2,186,346	$ 966,581
12,256,385	16,141,140	(685,236)	478,164	(2,421,925)
(53,905,411)	40,475,117	(6,068,494)	1,451,941	(3,484,542)
(31,694,315)	62,250,327	(4,582,482)	4,116,451	(4,939,886)
192	(16,635)	(79,660)	31,941	(29,064)
(12,089,236)	(5,588,244)	(2,137,247)	(2,605,083)	(831,308)

36,021,408	23,982,836	239,500,100	130,443,856	44,823,447
(34,093,710)	(35,804,943)	(332,794,845)	(28,304,057)	(10,438,804)
(192)	16,635	79,660	(31,941)	29,064
—	—	138,713	44,894	89,647
1,927,506	(11,805,472)	(93,076,372)	102,152,752	34,503,354
(41,855,853)	44,839,976	(99,875,761)	103,696,061	28,703,096
282,689,678	237,849,702	402,603,463	298,907,402	—
$240,833,825	$282,689,678	$ 302,727,702	$402,603,463	$ 28,703,096

810,000	550,000	5,950,000	3,225,000	1,500,000
(770,000)	(860,000)	(8,300,000)	(700,000)	(400,000)
40,000	(310,000)	(2,350,000)	2,525,000	1,100,000
*	Commencement of operations.

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR Nuveen Municipal Bond ETF		SPDR Nuveen Municipal Bond ESG ETF
	Year Ended 6/30/22	For the Period 2/3/21*- 6/30/21	For the Period 4/5/22*- 6/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 231,606	$ 91,974	$ 152,659
Net realized gain (loss)	(189,996)	252,383	(105,291)
Net change in unrealized appreciation/depreciation	(3,416,424)	10,210	(476,707)
Net increase (decrease) in net assets resulting from operations	(3,374,814)	354,567	(429,339)
Net equalization credits and charges	(1,113)	2,273	1,649
Distributions to shareholders	(700,875)	(140,300)	(102,786)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	10,685,680	44,904,991	32,963,912
Cost of shares redeemed	(16,723,473)	—	—
Net income equalization	1,113	(2,273)	(1,649)
Other Capital	10,686	44,905	32,964
Net increase (decrease) in net assets from beneficial interest transactions	(6,025,994)	44,947,623	32,995,227
Net increase (decrease) in net assets during the period	(10,102,796)	45,164,163	32,464,751
Net assets at beginning of period	45,164,163	—	—
NET ASSETS AT END OF PERIOD	$ 35,061,367	$45,164,163	$32,464,751
SHARES OF BENEFICIAL INTEREST:
Shares sold	400,000	1,500,000	1,100,000
Shares redeemed	(600,000)	—	—
Net increase (decrease) from share transactions	(200,000)	1,500,000	1,100,000
*	Commencement of operations.
See accompanying notes to financial statements.

SPDR SSGA Fixed Income Sector Rotation ETF		SPDR SSGA US Sector Rotation ETF		SPDR DoubleLine Emerging Markets Fixed Income ETF
Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/22	Year Ended 6/30/21

$ 1,864,166	$ 1,180,986	$ 2,044,310	$ 950,203	$ 2,925,925	$ 2,779,144
(5,800,454)	118,053	2,571,374	21,118,417	769,507	3,516,700
(9,885,098)	(1,118,319)	(30,518,656)	7,788,064	(17,006,267)	158,117
(13,821,386)	180,720	(25,902,972)	29,856,684	(13,310,835)	6,453,961
(509,259)	(305,734)	(142,580)	(102,983)	(15,165)	62,106
(1,883,135)	(1,399,502)	(7,269,494)	(1,087,675)	(5,404,954)	(2,854,562)

112,910,613	55,227,077	107,170,499	131,380,293	9,309,790	40,389,997
(61,634,491)	(18,048,847)	(45,148,661)	(54,370,975)	(40,124,127)	(15,014,743)
509,259	305,734	142,580	102,983	15,165	(62,106)
—	—	—	—	68,054	174,347
51,785,381	37,483,964	62,164,418	77,112,301	(30,731,118)	25,487,495
35,571,601	35,959,448	28,849,372	105,778,327	(49,462,072)	29,149,000
82,973,844	47,014,396	174,395,615	68,617,288	123,643,098	94,494,098
$118,545,445	$ 82,973,844	$203,244,987	$174,395,615	$ 74,181,026	$123,643,098

3,780,000	1,750,000	2,450,000	3,220,000	200,000	800,000
(2,060,000)	(570,000)	(1,040,000)	(1,380,000)	(825,000)	(300,000)
1,720,000	1,180,000	1,410,000	1,840,000	(625,000)	500,000

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR DoubleLine Short Duration Total Return Tactical ETF		SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/22	Year Ended 6/30/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 2,322,666	$ 1,981,074	$ 77,993,893	$ 71,444,729
Net realized gain (loss)	(3,083,762)	752,709	(71,677,135)	10,798,424
Net change in unrealized appreciation/depreciation	(6,559,270)	(316,578)	(268,963,903)	(57,172,329)
Net increase (decrease) in net assets resulting from operations	(7,320,366)	2,417,205	(262,647,145)	25,070,824
Net equalization credits and charges	(22,189)	14,932	(3,201)	18,500
Distributions to shareholders	(2,972,526)	(2,110,916)	(96,266,392)	(87,675,778)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	89,243,755	17,383,837	12,031,920	105,856,538
Cost of shares redeemed	(107,825,844)	—	(597,715,967)	(46,179,065)
Net income equalization	22,189	(14,932)	3,201	(18,500)
Other Capital	241,692	29,809	621,780	317,321
Net increase (decrease) in net assets from beneficial interest transactions	(18,318,208)	17,398,714	(585,059,066)	59,976,294
Contribution from Affiliate (Note 5)	—	—	—	39,028
Net increase (decrease) in net assets during the period	(28,633,289)	17,719,935	(943,975,804)	(2,571,132)
Net assets at beginning of period	160,238,674	142,518,739	3,188,671,011	3,191,242,143
NET ASSETS AT END OF PERIOD	$ 131,605,385	$160,238,674	$2,244,695,207	$ 3,188,671,011
SHARES OF BENEFICIAL INTEREST:
Shares sold	1,800,000	350,000	250,000	2,150,000
Shares redeemed	(2,200,000)	—	(12,950,000)	(950,000)
Net increase (decrease) from share transactions	(400,000)	350,000	(12,700,000)	1,200,000
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Multi-Asset Real Return ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)
Net asset value, beginning of period	$ 28.52	$ 21.25	$ 25.18	$ 26.62	$ 23.97
Income (loss) from investment operations:
Net investment income (loss) (b)	2.99	0.65	0.78	0.69	0.53
Net realized and unrealized gain (loss) (c)	(0.44)	7.15	(3.89)	(1.43)	2.64
Total from investment operations	2.55	7.80	(3.11)	(0.74)	3.17
Net equalization credits and charges (b)	0.34	0.02	(0.02)	0.00(d)	(0.00)(d)
Other capital	0.00(d)	—	—	—	—
Distributions to shareholders from:
Net investment income	(3.48)	(0.55)	(0.80)	(0.70)	(0.52)
Net asset value, end of period	$ 27.93	$ 28.52	$ 21.25	$ 25.18	$ 26.62
Total return (e)	10.57%	37.12%	(12.71)%	(2.71)%	13.26%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$468,031	$130,358	$53,750	$112,792	$143,742
Ratios to average net assets:
Total expenses (f)	0.05%	0.08%	0.08%	0.12%	0.22%
Net investment income (loss)	10.09%	2.56%	3.30%	2.76%	2.04%
Portfolio turnover rate	38%	49%	30%	28%	44%
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Does not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Income Allocation ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)
Net asset value, beginning of period	$ 35.62	$ 30.37	$ 33.32	$ 32.42	$ 32.33
Income (loss) from investment operations:
Net investment income (loss) (b)	1.33	1.35	1.43	1.53	1.02
Net realized and unrealized gain (loss) (c)	(4.92)	5.18	(2.95)	0.91	0.09
Total from investment operations	(3.59)	6.53	(1.52)	2.44	1.11
Net equalization credits and charges (b)	(0.01)	0.04	0.03	0.03	(0.01)
Other capital (b)	—	—	—	0.00(d)	—
Distributions to shareholders from:
Net investment income	(1.29)	(1.32)	(1.46)	(1.57)	(1.01)
Net asset value, end of period	$ 30.73	$ 35.62	$ 30.37	$ 33.32	$ 32.42
Total return (e)	(10.41)%	21.90%	(4.56)%	7.93%	3.34%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$95,559	$125,039	$126,039	$104,613	$92,389
Ratios to average net assets:
Total expenses (f)	0.12%	0.16%	0.18%	0.18%	0.39%
Net investment income (loss)	3.85%	4.02%	4.41%	4.71%	3.07%
Portfolio turnover rate	58%	60%	38%	71%	29%
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Does not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Global Allocation ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)
Net asset value, beginning of period	$ 46.04	$ 36.88	$ 38.33	$ 37.72	$ 35.52
Income (loss) from investment operations:
Net investment income (loss) (b)	1.61	0.91	1.07	1.03	0.81
Net realized and unrealized gain (loss) (c)	(6.71)	9.16	(1.44)	0.57	2.18
Total from investment operations	(5.10)	10.07	(0.37)	1.60	2.99
Net equalization credits and charges (b)	0.00(d)	(0.00)(d)	0.00(d)	0.01	0.01
Other capital (b)	—	—	0.00(d)	—	—
Distributions to shareholders from:
Net investment income	(1.62)	(0.91)	(1.08)	(1.00)	(0.80)
Net realized gains	(0.35)	—	—	—	—
Total distributions	(1.97)	(0.91)	(1.08)	(1.00)	(0.80)
Net asset value, end of period	$ 38.97	$ 46.04	$ 36.88	$ 38.33	$ 37.72
Total return (e)	(11.58)%	27.51%	(1.00)%	4.37%	8.46%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$240,834	$282,690	$237,850	$255,687	$248,929
Ratios to average net assets:
Total expenses (f)	0.11%	0.17%	0.09%	0.15%	0.20%
Net expenses	0.11%	0.17%	0.09%	0.15%	0.09%
Net investment income (loss)	3.59%	2.16%	2.84%	2.76%	2.14%
Portfolio turnover rate (g)	153%	110%	94%	71%	43%
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Does not include expenses of the Underlying Funds in which the Fund invests.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Ultra Short Term Bond ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)
Net asset value, beginning of period	$ 40.46	$ 40.26	$ 40.41	$ 40.27	$ 40.26
Income (loss) from investment operations:
Net investment income (loss) (b)	0.21	0.27	0.81	1.02	0.68
Net realized and unrealized gain (loss) (c)	(0.63)	0.25	(0.11)	0.04	(0.14)
Total from investment operations	(0.42)	0.52	0.70	1.06	0.54
Net equalization credits and charges (b)	(0.01)	0.00(d)	0.02	0.03	0.04
Other capital (b)	0.01	0.01	0.03	0.02	0.06
Distributions to shareholders from:
Net investment income	(0.21)	(0.33)	(0.90)	(0.97)	(0.63)
Net asset value, end of period	$ 39.83	$ 40.46	$ 40.26	$ 40.41	$ 40.27
Total return (e)	(1.05)%	1.34%	1.86%	2.79%	1.60%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$302,728	$402,603	$298,907	$167,719	$50,344
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	0.51%	0.67%	2.02%	2.54%	1.70%
Portfolio turnover rate	68%	76%	71%	100%	76%
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

SPDR Loomis Sayles Opportunistic Bond ETF
For the Period 9/28/2021*- 6/30/22
Net asset value, beginning of period	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.67
Net realized and unrealized gain (loss) (b)	(4.05)
Total from investment operations	(3.38)
Net equalization credits and charges (a)	(0.02)
Other capital (a)	0.06
Distributions to shareholders from:
Net investment income	(0.57)
Net asset value, end of period	$ 26.09
Total return (c)	(11.25)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$28,703
Ratios to average net assets:
Total expenses	0.55%(d)
Net expenses	0.51%(d)
Net investment income (loss)	3.11%(d)
Portfolio turnover rate (e)	101%(f)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Nuveen Municipal Bond ETF
	Year Ended 6/30/22	For the Period 2/3/21*- 6/30/21
Net asset value, beginning of period	$ 30.11	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.07
Net realized and unrealized gain (loss) (b)	(2.80)	0.11
Total from investment operations	(2.63)	0.18
Net equalization credits and charges (a)	(0.00)(c)	0.00(c)
Other capital (a)	0.01	0.03
Distributions to shareholders from:
Net investment income	(0.30)	(0.10)
Net realized gains	(0.22)	—
Total distributions	(0.52)	(0.10)
Net asset value, end of period	$ 26.97	$ 30.11
Total return (d)	(8.83)%	0.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$35,061	$45,164
Ratios to average net assets:
Total expenses	0.40%	0.40%(e)
Net investment income (loss)	0.57%	0.57%(e)
Portfolio turnover rate (f)	49%	51%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

SPDR Nuveen Municipal Bond ESG ETF
For the Period 4/5/2022*- 6/30/22
Net asset value, beginning of period	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14
Net realized and unrealized gain (loss) (b)	(0.57)
Total from investment operations	(0.43)
Net equalization credits and charges (a)	0.00(c)
Other capital (a)	0.03
Distributions to shareholders from:
Net investment income	(0.09)
Net asset value, end of period	$ 29.51
Total return (d)	(1.31)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$32,465
Ratios to average net assets:
Total expenses	0.43%(e)
Net investment income (loss)	2.00%(e)
Portfolio turnover rate (f)	5%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Fixed Income Sector Rotation ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	For the Period 4/3/2019*- 6/30/19
Net asset value, beginning of period	$ 31.31	$ 31.98	$ 31.08	$ 30.10
Income (loss) from investment operations:
Net investment income (loss) (a)	0.52	0.63	0.81	0.15
Net realized and unrealized gain (loss) (b)	(4.02)	(0.37)	1.31	0.99
Total from investment operations	(3.50)	0.26	2.12	1.14
Net equalization credits and charges (a)	(0.14)	(0.16)	(0.17)	0.00(c)
Distributions to shareholders from:
Net investment income	(0.54)	(0.77)	(1.05)	(0.16)
Net asset value, end of period	$ 27.13	$ 31.31	$ 31.98	$ 31.08
Total return (d)	(11.78)%	0.29%	6.42%	3.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$118,545	$82,974	$47,014	$10,877
Ratios to average net assets:
Total expenses (e)	0.39%	0.39%	0.31%	0.31%(f)
Net investment income (loss)	1.76%	1.99%	2.57%	1.98%(f)
Portfolio turnover rate (g)	75%	79%	150%	32%(h)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(h)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA US Sector Rotation ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	For the Period 4/3/2019*- 6/30/19
Net asset value, beginning of period	$ 44.38	$ 32.83	$ 30.73	$ 30.09
Income (loss) from investment operations:
Net investment income (loss) (a)	0.47	0.36	0.57	0.23
Net realized and unrealized gain (loss) (b)	(5.07)	11.62	1.98	0.55
Total from investment operations	(4.60)	11.98	2.55	0.78
Net equalization credits and charges (a)	(0.03)	(0.04)	0.03	(0.03)
Distributions to shareholders from:
Net investment income	(0.46)	(0.39)	(0.48)	(0.11)
Net realized gains	(1.23)	—	—	—
Total distributions	(1.69)	(0.39)	(0.48)	(0.11)
Net asset value, end of period	$ 38.06	$ 44.38	$ 32.83	$ 30.73
Total return (c)	(11.02)%	36.48%	8.52%	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$203,245	$174,396	$68,617	$14,136
Ratios to average net assets:
Total expenses (d)	0.54%	0.52%	0.49%	0.49%(e)
Net investment income (loss)	1.06%	0.89%	1.79%	3.12%(e)
Portfolio turnover rate (f)	202%	263%	154%	39%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.
(d)	Does not include expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Emerging Markets Fixed Income ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18
Net asset value, beginning of period	$ 50.99	$ 49.09	$ 51.02	$ 48.25	$ 50.45
Income (loss) from investment operations:
Net investment income (loss) (a)	1.49	1.48	1.87	1.98	1.31
Net realized and unrealized gain (loss)	(8.60)	1.83	(2.06)	2.60	(1.74)
Total from investment operations	(7.11)	3.31	(0.19)	4.58	(0.43)
Net equalization credits and charges (a)	(0.01)	0.03	0.04	0.03	0.04
Other capital (a)	0.03	0.09	0.13	0.08	0.10
Distributions to shareholders from:
Net investment income	(1.47)	(1.53)	(1.91)	(1.92)	(1.36)
Net realized gains	(1.22)	—	—	—	(0.55)
Total distributions	(2.69)	(1.53)	(1.91)	(1.92)	(1.91)
Net asset value, end of period	$ 41.21	$ 50.99	$ 49.09	$ 51.02	$ 48.25
Total return (b)	(14.57)%	7.09%	(0.04)%	9.99%	(0.65)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$74,181	$123,643	$94,494	$65,050	$48,253
Ratios to average net assets:
Total expenses	0.65%	0.72%	0.75%	0.75%	0.76%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	3.12%	2.95%	3.77%	4.06%	2.64%
Portfolio turnover rate (c)	38%	77%	54%	37%	55%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Short Duration Total Return Tactical ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18
Net asset value, beginning of period	$ 49.69	$ 49.57	$ 49.53	$ 48.81	$ 49.61
Income (loss) from investment operations:
Net investment income (loss) (a)	0.69	0.68	1.08	1.30	1.02
Net realized and unrealized gain (loss) (b)	(2.96)	0.14	0.07	0.62	(0.99)
Total from investment operations	(2.27)	0.82	1.15	1.92	0.03
Net equalization credits and charges (a)	(0.01)	0.01	0.00(c)	0.03	0.05
Other capital (a)	0.07	0.01	0.03	0.06	0.12
Distributions to shareholders from:
Net investment income	(0.73)	(0.72)	(1.14)	(1.29)	(1.00)
Net realized gains	(0.16)	—	—	—	—
Total distributions	(0.89)	(0.72)	(1.14)	(1.29)	(1.00)
Net asset value, end of period	$ 46.59	$ 49.69	$ 49.57	$ 49.53	$ 48.81
Total return (d)	(4.52)%	1.70%	2.43%	4.18%	0.43%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$131,605	$160,239	$142,519	$121,344	$82,984
Ratios to average net assets:
Total expenses	0.45%	0.49%	0.50%	0.50%	0.50%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	1.41%	1.36%	2.18%	2.65%	2.07%
Portfolio turnover rate (e)	104%	58%	43%	62%	50%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)
Net asset value, beginning of period	$ 48.46	$ 49.40	$ 48.96	$ 47.60	$ 49.03
Income (loss) from investment operations:
Net investment income (loss) (b)	1.30	1.09	1.37	1.56	1.34
Net realized and unrealized gain (loss) (c)	(5.91)	(0.70)	0.59	1.44	(1.34)
Total from investment operations	(4.61)	0.39	1.96	3.00	0.00(d)
Net equalization credits and charges (b)	(0.00)(d)	0.00(d)	(0.00)(d)	0.00(d)	0.00(d)
Contribution from Affiliate (Note 5)	—	0.00(d)	—	—	—
Other capital (b)	0.01	0.00(d)	0.03	0.04	0.02
Distributions to shareholders from:
Net investment income	(1.59)	(1.33)	(1.55)	(1.68)	(1.45)
Net asset value, end of period	$ 42.27	$ 48.46	$ 49.40	$ 48.96	$ 47.60
Total return (e)	(9.75)%	0.81%(f)	4.13%	6.53%	0.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,244,695	$3,188,671	$3,191,242	$3,336,881	$3,182,239
Ratios to average net assets:
Total expenses	0.55%	0.62%	0.65%	0.65%	0.65%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income (loss)	2.79%	2.22%	2.80%	3.27%	2.78%
Portfolio turnover rate	119%(g)	82%(g)	25%(g)	47%(g)	34%(h)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	If an affiliate had not made a contribution during the year ended ended June 30, 2021, the total return would have remained 0.81%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(h)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2022

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2022, the Trust consists of fourteen (14) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR Loomis Sayles Opportunistic Bond ETF
SPDR Nuveen Municipal Bond ETF
SPDR Nuveen Municipal Bond ESG ETF
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA US Sector Rotation ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The SPDR Loomis Sayles Opportunistic Bond ETF was formed on September 27, 2021 and commenced operations on September 28, 2021. The SPDR Nuveen Municipal Bond ESG ETF was formed on April 4, 2022 and commenced operations on April 5, 2022.
The SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Nuveen Municipal Bond ETF, SPDR Nuveen Municipal Bond ESG ETF and the SPDR DoubleLine Total Return Tactical ETF are each classified as a non-diversified investment company. The remaining Funds are each classified as a diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•   Debt obligations (including short-term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•   Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•   Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with the valuation policy and procedures approved by the Board.
•   Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event the advisor is unable to obtain an independent, third–party valuation the agreements will be fair valued.
•   Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments, according to the fair value hierarchy as of June 30, 2022, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale and disposition of investments are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gain on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income are declared and paid quarterly for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF and SPDR SSGA US Sector Rotation ETF and declared and paid monthly for SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Doubline Total Return Tactical ETF, SPDR Doubline Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR Nuveen Municipal Bond ESG ETF and SPDR Nuveen Municipal Bond ETF.
Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

investment income and realized gains recognized for U.S. GAAP purposes.
3.    Securities and Other Investments
Delayed Delivery Transactions
During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
Loan Agreements
The SPDR DoubleLine Total Return Tactical ETF invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Fund do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Fund as the issuers of such loans.
4.    Derivative Financial Instruments
Forward Foreign Currency Exchange Contracts
The SPDR Loomis Sayles Opportunitistic Bond ETF may engage in forward foreign currency exchange contracts to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuations. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Certain risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency exchange contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. For the period ended June 30, 2022, the Fund entered into forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies.
Futures Contracts
Funds may enter into futures contracts to meet the Funds' objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by Funds equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.
For the year ended June 30, 2022, the SPDR SSGA Ultra Short Term Bond ETF and SPDR Loomis Sayles Opportunistic Bond ETF entered into futures contracts to hedge interest rate exposure and manage duration.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

Credit Default Swaps
During the period ended June 30, 2022, the SPDR Loomis Sayles Opportunistic Bond ETF engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement
As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
The following tables summarize the value of the Fund's derivative instruments as of June 30, 2022, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
	Asset Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR SSGA Ultra Short Term Bond ETF
Futures Contracts	$124,805	$ —	$—	$—	$—	$124,805
SPDR Loomis Sayles Opportunistic Bond ETF
Forward Foreign Currency Exchange Contracts	—	2,726	—	—	—	2,726

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

	Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR Loomis Sayles Opportunistic Bond ETF
Forward Foreign Currency Exchange Contracts	$ —	$160	$ —	$—	$—	$ 160
Futures Contracts	14,946	—	—	—	—	14,946
Swap Contracts	—	—	9,678	—	—	9,678
	Net Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR SSGA Ultra Short Term Bond ETF
Futures Contracts	$ 850,218	$ —	$ —	$—	$—	$ 850,218
SPDR Loomis Sayles Opportunistic Bond ETF
Forward Foreign Currency Exchange Contracts	—	(15,190)	—	—	—	(15,190)
Futures Contracts	(350,727)	—	—	—	—	(350,727)
Swap Contracts	—	—	(12,992)	—	—	(12,992)
	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR SSGA Ultra Short Term Bond ETF
Futures Contracts	$124,397	$ —	$ —	$ —	$—	$124,397
SPDR Loomis Sayles Opportunistic Bond ETF
Forward Foreign Currency Exchange Contracts	—	2,566	—	—	—	2,566
Futures Contracts	—	—	—	(15,084)	—	(15,084)
Swap Contracts	—	—	(10,911)	—	—	(10,911)
Offsetting of Financial Assets and Derivative Assets
	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Assets	Amount Eligible to Offset	Collateral (Received) Pledged	Net Amount
Commonwealth Bank of Australia Sydney	$2,726	$—	$—	$2,726
	$2,726	$—	$—	$2,726
Offsetting of Financial Liabilities and Derivative Liabilities
	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Liabilities	Amount Eligible to Offset	Collateral (Received) Pledged	Net Amount
Barclays Bank PLC	$(160)	$—	$—	$(160)
	$(160)	$—	$—	$(160)

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

5.    Fees and Transactions with Affiliates
Advisory Fee
The Trust on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR SSGA Multi-Asset Real Return ETF	0.50 *%
SPDR SSGA Income Allocation ETF	0.50 *
SPDR SSGA Global Allocation ETF	0.35 *
SPDR SSGA Ultra Short Term Bond ETF	0.20
SPDR Loomis Sayles Opportunistic Bond ETF	0.55
SPDR Nuveen Municipal Bond ETF	0.40
SPDR Nuveen Municipal Bond ESG ETF	0.43
SPDR SSGA Fixed Income Sector Rotation ETF	0.50 *
SPDR SSGA US Sector Rotation ETF	0.70 *
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.65
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45
SPDR DoubleLine Total Return Tactical ETF	0.55
*	The Advisory fees are reduced for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Fixed Income Sector Rotation ETF and SPDR SSGA US Sector Rotation ETF by the acquired fund fees and expenses and for the year ended June 30, 2022, the net annualized advisory fees were 0.05%, 0.12%, 0.11%, 0.39% and 0.54% respectively.
From time to time, the Adviser may waive all or a portion of its Management fee. The Adviser has contractually agreed to waive a portion of its Management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2022. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2022, except with the approval of the Board.
The Adviser pays all expenses of each Fund other than the Management fee, brokerage expenses, taxes, interest, fees and expenses of the Trusts's trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement January 6, 2017, as amended.
Effective January 1, 2022, net proceeds collected by State Street on investment of cash collateral or any fee income less rebates payable to borrowers are paid as follows: If the calendar year to date net proceeds are below a specified threshold across SPDR ETFs, each Fund retains eighty five percent (85%) of the net proceeds and fifteen percent (15%) of such net proceeds is payable to State Street. Starting the business day following the date that calendar year to date net proceeds exceeds a specified threshold, each Fund retains ninety percent (90%) of

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

the net proceeds and ten percent (10%) of such net proceeds is payable to State Street. Prior to January 1, 2022, net proceeds were 85% payable to the Funds, and 15% payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 10 for additional information regarding securities lending.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended June 30, 2022 are disclosed in the Schedules of Investments.
6.    Trustees’ Fees
The fees and expenses of the Independent Trustees and one interested, non-management Trustee are paid directly by the Funds. The Independent Trustees and one interested, non-management Trustee are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2022, were as follows:
	U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
SPDR SSGA Multi-Asset Real Return ETF	$ —	$ —	$ 88,480,632	$ 91,991,394
SPDR SSGA Income Allocation ETF	—	—	63,458,645	67,283,664
SPDR SSGA Global Allocation ETF	—	—	402,928,174	411,940,218
SPDR SSGA Ultra Short Term Bond ETF	29,444,184	1,533,737	193,771,513	296,237,999
SPDR Loomis Sayles Opportunistic Bond ETF	1,445,259	576,039	76,062,246	35,808,350
SPDR Nuveen Municipal Bond ETF	—	—	18,974,388	19,883,572
SPDR Nuveen Municipal Bond ESG ETF	—	—	32,967,920	1,693,924
SPDR SSGA Fixed Income Sector Rotation ETF	—	—	79,497,688	79,563,753
SPDR SSGA US Sector Rotation ETF	—	—	389,943,740	395,475,385
SPDR DoubleLine Emerging Markets Fixed Income ETF	—	—	35,642,417	67,269,017
SPDR DoubleLine Short Duration Total Return Tactical ETF	33,187,959	78,487,989	104,169,096	87,716,659
SPDR DoubleLine Total Return Tactical ETF	2,574,902,920	3,266,049,158	639,619,774	593,707,993
For the year ended June 30, 2022, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR SSGA Multi-Asset Real Return ETF	$407,840,483	$52,718,822	$9,356,827
SPDR SSGA Income Allocation ETF	36,773,936	50,356,390	2,247,414
SPDR SSGA Global Allocation ETF	33,861,889	32,044,707	6,165,136
SPDR Loomis Sayles Opportunistic Bond ETF	—	6,581,894	(904,416)
SPDR SSGA Fixed Income Sector Rotation ETF	105,536,825	54,258,987	8,620
SPDR SSGA US Sector Rotation ETF	100,740,598	38,706,713	5,286,783

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

8.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
9.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. SPDR Loomis Sayles Opportunistic Bond ETF and SPDR Nuveen Municipal Bond ESG ETF intend to qualify as regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for in-kind transactions, paydown gain and losses, distributions in excess of current earnings and wash sale loss deferrals. In addition, certain funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022, was as follows:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
SPDR SSGA Multi-Asset Real Return ETF	$26,209,495	$ —	$ —	$26,209,495
SPDR SSGA Income Allocation ETF	4,045,876	—	—	4,045,876
SPDR SSGA Global Allocation ETF	9,962,243	—	2,126,993	12,089,236
SPDR SSGA Ultra Short Term Bond ETF	2,137,247	—	—	2,137,247
SPDR Loomis Sayles Opportunistic Bond ETF	831,308	—	—	831,308
SPDR Nuveen Municipal Bond ETF	304,924	395,951	—	700,875
SPDR Nuveen Municipal Bond ESG ETF	6,073	96,713	—	102,786
SPDR SSGA Fixed Income Sector Rotation ETF	1,883,135	—	—	1,883,135
SPDR SSGA US Sector Rotation ETF	7,269,494	—	—	7,269,494
SPDR DoubleLine Emerging Markets Fixed Income ETF	4,608,767	—	796,187	5,404,954
SPDR DoubleLine Short Duration Total Return Tactical ETF	2,715,591	—	256,935	2,972,526
SPDR DoubleLine Total Return Tactical ETF	96,266,392	—	—	96,266,392

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

The tax character of distributions paid during the year ended June 30, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR SSGA Multi-Asset Real Return ETF	$ 1,750,442	$ —	$ 1,750,442
SPDR SSGA Income Allocation ETF	4,629,430	—	4,629,430
SPDR SSGA Global Allocation ETF	5,588,244	—	5,588,244
SPDR SSGA Ultra Short Term Bond ETF	2,605,083	—	2,605,083
SPDR SSGA Fixed Income Sector Rotation ETF	1,399,502	—	1,399,502
SPDR SSGA US Sector Rotation ETF	1,087,675	—	1,087,675
SPDR DoubleLine Emerging Markets Fixed Income ETF	2,854,562	—	2,854,562
SPDR DoubleLine Short Duration Total Return Tactical ETF	2,110,916	—	2,110,916
SPDR DoubleLine Total Return Tactical ETF	87,675,778	—	87,675,778
At June 30, 2022, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
SPDR SSGA Multi-Asset Real Return ETF	$ —	$ —	$ (46,319,168)	$ —	$ (19,007,550)	$ —	$ (65,326,718)
SPDR SSGA Income Allocation ETF	184,161	—	(12,038,381)	—	(12,760,931)	—	(24,615,151)
SPDR SSGA Global Allocation ETF	3,641	—	—	5,169,736	(7,261,993)	—	(2,088,616)
SPDR SSGA Ultra Short Term Bond ETF	157,746	—	(958,528)	—	(5,416,316)	—	(6,217,098)
SPDR Loomis Sayles Opportunistic Bond ETF	149,552	—	(1,509,912)	—	(3,487,836)	—	(4,848,196)
SPDR Nuveen Municipal Bond ETF	—	41,338	—	—	(3,627,267)	(281,308)	(3,867,237)
SPDR Nuveen Municipal Bond ESG ETF	—	62,598	(105,924)	—	(488,799)	—	(532,125)
SPDR SSGA Fixed Income Sector Rotation ETF	—	—	(6,273,787)	—	(9,725,212)	—	(15,998,999)
SPDR SSGA US Sector Rotation ETF	—	—	—	—	(21,644,800)	(684,501)	(22,329,301)
SPDR DoubleLine Emerging Markets Fixed Income ETF	58,683	—	—	—	(14,817,790)	(556,585)	(15,315,692)
SPDR DoubleLine Short Duration Total Return Tactical ETF	235,194	—	—	—	(6,213,980)	(3,520,414)	(9,499,200)
SPDR DoubleLine Total Return Tactical ETF	13,185,962	—	(199,205,482)	—	(259,560,805)	—	(445,580,325)
As of June 30, 2022, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR SSGA Multi-Asset Real Return ETF	$ 15,189,222	$31,129,946
SPDR SSGA Income Allocation ETF	7,949,361	4,089,020
SPDR SSGA Ultra Short Term Bond ETF	952,419	6,109
SPDR Loomis Sayles Opportunistic Bond ETF	1,290,426	219,486
SPDR Nuveen Municipal Bond ESG ETF	105,924	—
SPDR SSGA Fixed Income Sector Rotation ETF	4,644,731	1,629,056
SPDR DoubleLine Total Return Tactical ETF	134,529,266	64,676,216
As of June 30, 2022, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Multi-Asset Real Return ETF	$ 535,558,094	$4,261,733	$ 23,269,283	$ (19,007,550)
SPDR SSGA Income Allocation ETF	138,482,985	—	12,760,931	(12,760,931)
SPDR SSGA Global Allocation ETF	284,511,498	7,100,623	14,362,616	(7,261,993)
SPDR SSGA Ultra Short Term Bond ETF	325,814,373	14,962	5,430,870	(5,415,908)
SPDR Loomis Sayles Opportunistic Bond ETF	34,307,808	9,758	3,497,594	(3,487,836)

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Nuveen Municipal Bond ETF	$ 38,266,243	$ 10,911	$ 3,638,178	$ (3,627,267)
SPDR Nuveen Municipal Bond ESG ETF	32,607,579	16,442	505,241	(488,799)
SPDR SSGA Fixed Income Sector Rotation ETF	149,123,271	11,136	9,736,348	(9,725,212)
SPDR SSGA US Sector Rotation ETF	259,924,958	460,873	22,105,673	(21,644,800)
SPDR DoubleLine Emerging Markets Fixed Income ETF	88,070,273	30,732	14,848,477	(14,817,745)
SPDR DoubleLine Short Duration Total Return Tactical ETF	137,746,420	6,136	6,219,802	(6,213,666)
SPDR DoubleLine Total Return Tactical ETF	2,489,880,870	1,722,764	261,274,960	(259,552,196)
10.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, the Funds will bear the risk of loss of any cash collateral that it may invest. The Funds receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, the Funds will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of June 30, 2022, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds does not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds' Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund's securities lending agreements and related cash and non-cash collateral received as of June 30, 2022:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR SSGA Multi-Asset Real Return ETF	$ 53,003,989	$ 48,571,637	$ 6,218,600	$ 54,790,237
SPDR SSGA Income Allocation ETF	33,569,616	30,179,720	4,315,864	34,495,584
SPDR SSGA Global Allocation ETF	36,187,314	36,578,077	686,623	37,264,700
SPDR SSGA Fixed Income Sector Rotation ETF	21,627,557	20,836,025	1,223,788	22,059,813
SPDR SSGA US Sector Rotation ETF	68,512,282	34,939,526	35,245,187	70,184,713
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2022:
		Remaining Contractual Maturity of the Agreements as of June 30, 2022
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR SSGA Multi-Asset Real Return ETF	Mutual Funds and Exchange Traded Products	$48,571,637	$—	$—	$—	$48,571,637	$48,571,637
SPDR SSGA Income Allocation ETF	Mutual Funds and Exchange Traded Products	11,773,879	—	—	—	11,773,879	11,773,879
SPDR SSGA Income Allocation ETF	Mutual Funds and Exchange Traded Products	18,405,841	—	—	—	18,405,841	18,405,841
SPDR SSGA Global Allocation ETF	Mutual Funds and Exchange Traded Products	36,578,077	—	—	—	36,578,077	36,578,077
SPDR SSGA Fixed Income Sector Rotation ETF	Mutual Funds and Exchange Traded Products	20,836,025	—	—	—	20,836,025	20,836,025
SPDR SSGA US Sector Rotation ETF	Mutual Funds and Exchange Traded Products	34,939,526	—	—	—	34,939,526	34,939,526
11.    Line of Credit
Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) have access to $200 million of a $1.1 billion revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2022 unless extended or renewed.
The following Funds participate in the credit facility as of June 30, 2022:
SPDR SSGA Ultra Short Term Bond ETF
SPDR Loomis Sayles Opportunistic Bond ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate. Prior to October 7, 2021, the Funds had access to $200 million of a $500 million revolving credit facility and interest was calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate.
The Fund had no outstanding loans as of June 30, 2022.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

12.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the undefined invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the undefined invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk
The Funds may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.
Market Risk
The Funds' investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus first detected in China in December 2019 has spread globally. In an organized attempt to contain and mitigate the effects of the spread of the coronavirus known as COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
13.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
14.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Nuveen Municipal Bond ETF, SPDR Nuveen Municipal Bond ESG ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR SSGA US Sector Rotation ETF, SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, SPDR DoubleLine Total Return Tactical ETF, and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Nuveen Municipal Bond ETF, SPDR Nuveen Municipal Bond ESG ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR SSGA US Sector Rotation ETF, SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, SPDR DoubleLine Total Return Tactical ETF (collectively, the “Funds”) (twelve of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the funds constituting SSGA Active Trust) at June 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual Fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the five years in the period ended June 30, 2022
SPDR Loomis Sayles Opportunistic Bond ETF	For the period from September 28, 2021 (commencement of operations) through June 30, 2022	For the period from September 28, 2021 (commencement of operations) through June 30, 2022	For the period from September 28, 2021 (commencement of operations) through June 30, 2022
SPDR Nuveen Municipal Bond ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period from February 3, 2021 (commencement of operations) through June 30, 2021	For the year ended June 30, 2022 and the period from February 3, 2021 (commencement of operations) through June 30, 2021
SPDR Nuveen Municipal Bond ESG ETF	For the period from April 5, 2022 (commencement of operations) through June 30, 2022	For the period from April 5, 2022 (commencement of operations) through June 30, 2022	For the period from April 5, 2022 (commencement of operations) through June 30, 2022

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Individual Fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR SSGA Fixed Income Sector Rotation ETFSPDR SSGA US Sector Rotation ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period from April 3, 2019 (commencement of operations) through June 30, 2021	For the year ended June 30, 2022 and the period from April 3, 2019 (commencement of operations) through June 30, 2021
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 29, 2022

SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2022 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2022 to June 30, 2022.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR SSGA Multi-Asset Real Return ETF	0.04%	$1,049.10	$ 0.20	$1,024.60	$0.20
SPDR SSGA Income Allocation ETF	0.10	885.00	0.47	1,024.30	0.50
SPDR SSGA Global Allocation ETF	0.06	856.90	0.28	1,024.50	0.30
SPDR SSGA Ultra Short Term Bond ETF	0.20	990.50	0.99	1,023.80	1.00
SPDR Loomis Sayles Opportunistic Bond ETF	0.55	886.70	2.57	1,022.10	2.76
SPDR Nuveen Municipal Bond ETF	0.40	911.60	1.90	1,022.80	2.01
SPDR Nuveen Municipal Bond ESG ETF	0.43(b)	986.90	1.01(c)	1,022.70	2.16
SPDR SSGA Fixed Income Sector Rotation ETF	0.38	881.80	1.77	1,022.90	1.91
SPDR SSGA US Sector Rotation ETF	0.57	815.50	2.57	1,022.00	2.86
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.65	857.80	2.99	1,021.60	3.26
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45	956.80	2.18	1,022.60	2.26
SPDR DoubleLine Total Return Tactical ETF	0.55	903.00	2.60	1,022.10	2.76

(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
(b)	For the period April 05,2022 (commencement of operations) through June 30, 2022.
(c)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 86, then divided by 365.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the "Program"). The Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
SSGA FM has been designated by the Board to administer the Funds’ Program. Over the course of the prior year, SSGA FM provided the Board with reports addressing the operations of the Program and assessing its adequacy and the effectiveness of the Program’s implementation for periods ending June 2021 and December 2021 including:
•	the Program supported each Fund’s ability to honor redemption requests timely;
•	the Program supported SSGA FM’s management of each Fund’s liquidity profile, including during periods of market volatility and net redemptions;
•	no material liquidity issues were identified during the period;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage each Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2022.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2022 are considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
Each Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Capital Gain Dividend
Amount
SPDR SSGA Global Allocation ETF	$2,126,993
SPDR DoubleLine Emerging Markets Fixed Income ETF	796,187
SPDR DoubleLine Short Duration Total Return Tactical ETF	256,935
Foreign Tax Credit
For the year ended June 30, 2022, the following Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders and accordingly have earned foreign source income:
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
Foreign Source Income
For the year ended June 30, 2022, the following funds earned foreign source income:
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Tax-Exempt Income
The percentage of distributions paid by the Funds that are exempt-interest distributions are as follows:
Percentage
SPDR Nuveen Municipal Bond ETF	56.49%
SPDR Nuveen Municipal Bond ESG ETF	94.09%
Proxy Voting Policies and Procedures and Records
A description of the Trust's proxy voting policies and procedures that are used by the Funds’ investment Adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the Funds voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number, on the SEC’s website, at www.sec.gov and on the Funds’ website at https://www.ssga.com/spdrs.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the Funds' website at https://www.ssga.com/spdrs and on the SEC's website at www.sec.gov. The Funds’ Schedules of Investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Approval of Advisory Agreement
At a meeting held prior to June 30, 2022, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the following series of SSGA Active Trust: SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR Nuveen Municipal Bond ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR SSGA US Sector Rotation ETF, SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, and SPDR DoubleLine Total Return Tactical ETF (the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each Fund’s compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds. The Board also considered the Adviser’s role in overseeing third party sub-advisers, as applicable.
Investment Performance
The Board compared the investment performance of each series of the Trust to the performance of a group of comparable funds (net of expenses) (“Performance Group”) obtained from Broadridge Financial Solutions, Inc. (“Broadridge”) and to the performance of an appropriate benchmark (gross of expenses) provided by the Adviser. Among other information, the Board considered the following performance information over various periods ended December 31, 2021 in its evaluation of the Funds:
SPDR SSGA Multi-Asset Real Return ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 2-, 4- and 5-year periods, but outperformed the median of its Performance Group for the 1- and 3-year periods. In addition, the Board considered that the Fund underperformed its benchmark index for the 5-year and since inception periods, but outperformed its benchmark index for the 1- and 3-year periods.
SPDR SSGA Income Allocation ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods, but had an annualized total return equal to the median of its Performance Group for the 5-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 3- and 5-year and since inception periods, but outperformed its benchmark index for the 1-year period.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

SPDR SSGA Global Allocation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 2-, 3-, 4- and 5- year periods, and had an annualized total return equal to the median of its Performance Group for the 1-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the since inception period, but outperformed its benchmark index for the 1-, 3- and 5- year periods.
SPDR SSGA Ultra Short Term Bond ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 4- and 5-year periods, outperformed the median of its Performance Group for the 1-year period, and had an annualized total return equal to the median of its Performance Group for the 2- and 3-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1-, 3-, 5-year and since inception periods.
SPDR Nuveen Municipal Bond ETF. The Board considered that the Fund commenced operations on February 3, 2021 and that performance information was not provided given the short operating history of the Fund.
SPDR SSGA Fixed Income Sector Rotation ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-year and since inception periods.
SPDR SSGA US Sector Rotation ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-year period, but outperformed the median of its Performance Group for the 2-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-year and since inception periods.
SPDR DoubleLine Emerging Markets Fixed Income ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 2-, 3-, 4- and 5-year periods, but outperformed the median of its Performance Group for the 1-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-, 3- and 5-year and since inception periods.
SPDR DoubleLine Short Duration Total Return Tactical ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 2-, 3-, 4- and 5-year periods, but outperformed the median of its Performance Group for the 1-year period. In addition, the Board considered that the Fund outperformed its benchmark index for the 1-, 3- and 5-year and since inception periods.
SPDR DoubleLine Total Return Tactical ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 2-, 3-, 4- and 5-year periods, but outperformed the median of its Performance Group for the 1-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 3- and 5-year and since inception periods, but outperformed its benchmark index for the 1-year period.
In those instances where the Board observed underperformance for an extended period of time, the Trustees discussed with management those factors that contributed to such underperformance and steps being taken in response to such factors, where appropriate.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser and its affiliates, including data on the Funds’ historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a Fund’s fee and fees paid by similar funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the advisory fee rate for each Fund does not provide for breakpoints as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each Fund. In approving the continuance of the Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Advisory Agreement are fair and reasonable and that the continuance of the Advisory Agreement is in the best interests of each Fund and each Fund’s respective shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of the Fund had been satisfactory or the Advisor had demonstrated due attention to the remediation of underperformance, where appropriate; (c) the Adviser’s unitary fee for each Fund considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trusts’ relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trust.
Approval of DoubleLine Capital LP Sub-Advisory Agreement
At a meeting held prior to June 30, 2022, the Board also considered a proposal to continue the Sub-Advisory Agreement (the “DoubleLine Sub-Advisory Agreement”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, and SPDR DoubleLine Total Return Tactical ETF (each, a “Fund”). The Independent Trustees also met separately to consider the DoubleLine Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the DoubleLine Sub-Advisory Agreement, the Board requested, and DoubleLine and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the DoubleLine Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to each Fund under the DoubleLine Sub-Advisory Agreement; and (ii) investment performance of each Fund. The Board was informed of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Funds.
The Board considered the background and experience of senior management at DoubleLine and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed each Fund’s performance, noting that each Fund had underperformed 4 of the past 5 calendar years, but considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors. The Board also considered the unitary fee paid to the Adviser by each Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Double-Line Sub-Advisory Agreement between DoubleLine and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the DoubleLine Sub-Advisory Agreement for each Fund. In approving the continuance of the DoubleLine Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the DoubleLine Sub-Advisory Agreement, with respect to each Fund, are fair and reasonable and that the continuance of the DoubleLine Sub-Advisory Agreement is in the best interests of each Fund and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by DoubleLine with respect to each Fund were adequate and appropriate; (b) the performance of each Fund had been satisfactory; (c) DoubleLine’s fees for each Fund and the

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

unitary fee, considered in relation to the services provided, were reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to DoubleLine adequately shared the economies of scale with each Fund by way of the relatively low fee structure of the Trust.
Approval of Advisory Agreement
At a meeting held prior to June 30, 2022, the Board of Trustees of the Trust (the “Board”) evaluated a proposal related to the initial approval of advisory arrangements for a new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR Nuveen Municipal Bond ESG ETF (the “New ETF”), which commenced operations during the period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services expected to be provided by the Adviser with respect to the New ETF under the Agreement, (ii) fees charged to comparable funds, (iii) other benefits to the Adviser, and (iv) extent to which economies of scale would be shared as the New ETF grows.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services expected to be provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s anticipated responsibilities for managing investment operations of the New ETF in accordance with the New ETF’s investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the New ETF as an exchange-traded fund and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and regulatory compliance of the New ETF. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing the New ETF’s compliance with its investment objective and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing fixed income exchange-traded funds with index-based investment objectives and overseeing third-party sub-advisers, as applicable.
Fees Charged to Comparable Funds
The Board evaluated the New ETF’s proposed unitary fee through review of comparative information with respect to fees paid by similar funds– i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of exchange-traded funds similar to the New ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund-by-fund analysis of the data. In certain instances considered appropriate by the Board, the Board explored with management the reasons for the differences between the New ETF’s fee and fees paid by similar funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates would benefit in other ways from its relationship with the New ETF. The Board also considered the potential for revenue to State Street, the Trust’s securities lending agent, in the event of any loaning of portfolio securities of the New ETF. The Board also noted that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as the New ETF’s assets grow in size. The Board noted that the advisory fee rate for the New ETF does not provide for breakpoints as assets of the New ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the New ETF by fixing a relatively low advisory fee, effectively sharing the benefits of a lower fee with the New ETF from the time of its inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the New ETF grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for the New ETF. In approving the Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Agreement were fair and reasonable and that the approval of the Agreement was in the best interests of the New ETF and its shareholders. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services expected to be provided by the Adviser with respect to the New ETF were appropriate; (b) the Adviser’s unitary fee for the New ETF, considered in relation to services expected to be provided and in relation to fees charged to comparable funds, was fair and reasonable; and (c) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions.
Approval of Nuveen Asset Management Sub-Advisory Agreement
At a meeting held prior to June 30, 2022, the Board also evaluated a proposal related to the initial approval of a sub-advisory arrangement (the “Nuveen Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management (“Nuveen”), with respect to the New ETF sub-advised by Nuveen (the “New Nuveen ETF”). The Independent Trustees also met separately to consider the Nuveen Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Nuveen Sub-Advisory Agreement, the Board requested, and Nuveen and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Nuveen Sub-Advisory Agreement, the Board considered various factors, including the nature, extent and quality of services provided by Nuveen with respect to the New Nuveen ETF under the Nuveen Sub-Advisory Agreement. The Board also considered the background and experience of Nuveen’s senior management and, in particular, Nuveen’s experience in investing in municipal securities. The Board further considered the portion of the proposed advisory fee that the Adviser would pay to Nuveen under the Nuveen Sub-Advisory Agreement and also considered that such fee would be paid directly by the Adviser and would not result in increased fees paid by the SPDR Nuveen Municipal Bond ESG ETF. The Board also considered whether Nuveen benefited in other ways from its relationship with SSAT.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Nuveen Sub-Advisory Agreement between Nuveen and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the independent Trustees voting separately, approved the Nuveen Sub-Advisory Agreement for the New Nuveen ETF. In approving the Nuveen Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that, with respect to the New Nuveen ETF, the terms of the Nuveen Sub-Advisory Agreement were fair and reasonable and that the approval of the Nuveen Sub-Advisory Agreement was in the best interests of the New Nuveen ETF and its shareholders. The Board’s conclusions with respect to the Nuveen Sub-Advisory Agreement were as follows: (a) the nature, extent and quality of the services expected to be provided by Nuveen with respect to the New Nuveen ETF were appropriate; (b) Nuveen’s fees for the New Nuveen ETF and the unitary fee, considered in relation to the services expected to be provided, were reasonable; and (c) any additional potential benefits to Nuveen were not of a magnitude to materially affect the Board’s conclusions.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	125	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	125	Principal Financial
Group (Director) and Financial
Committee Chair;
Bain Capital Specialty
Finance (Director);
University of Notre Dame (Trustee);
Putnam Acquisition
Financing Inc.
(Director);
Putnam Acquisition
Financing LLC
(Director); Putnam
GP Inc. (Director);
Putnam Investor
Services, Inc.
(Director);
Putnam
Investments Limited
					(Director).
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc.(construction and real estate company) (February 2007- April 2017).	125	Rydex Series Funds;
Rydex Dynamic Funds;
Rydex Variable Trust;
Guggenheim Funds Trust;
Guggenheim Variable Funds Trust;
Guggenheim Strategy Funds Trust;
Transparent Value Trust;
Fiduciary/Claymore Energy Infrastructure
Fund;
Guggenheim Taxable Municipal
Managed Duration
Trust;
Guggenheim Strategic
Opportunities Fund;
Guggenheim Enhanced,
Equity Income Fund;
Guggenheim Credit Allocation Fund,
Guggenheim Energy & Income Fund,
Guggenheim Active Allocation Fund
					(Trustee and Audit Committee Chair).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	125	The Motley Fool Funds Trust (Trustee).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Non-Executive,
Chairman, Fusion
Acquisition Corp II
(February 2020 -
Present); Non-Executive Chairman, Fusion
Acquisition Corp. (June
2020 - September 2021);
Retired Chairman
and Director, SSGA
Funds Management,
Inc. (2005 - March 2020); Retired
Executive Vice
President, State Street Global
Advisors (2012
- March 2020);
Retired Chief Executive
Officer and Manager,
State Street Global Advisors
Funds Distributors,
LLC (May 2017 -
March 2020); Director,
State Street Global Markets,
LLC (2013 - April 2017);
President, SSGA Funds
Management, Inc.
(2005 - 2012); Principal,
State Street Global Advisors
(2000 - 2005).	136	The Select Sector SPDR
Trust (November 2005 -
Present);
SSGA SPDR ETFs
Europe I plc (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
plc (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
December 2018).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 - present)*; President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - Present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
RYAN HILL SSGA Funds Management, Inc One Iron Street Boston, MA 02210 1982	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (May 2017 – present); Assistant Vice President, State Street Bank and Trust Co. (May 2014 – May 2017).
JOHN BETTENCOURT SSGA Funds Management, Inc One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.

[This Page Intentionally Left Blank]

SPDR Series Trust
Trustees
Dwight D. Churchill
Clare S. Richer
James E. Ross, Interested Non-management Trustee
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit https://www.ssga.com/spdrs today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Because the Funds are actively managed, they are therefore subject to the risk that the investments selected by SSGA may cause the Funds to underperform relative to their benchmarks or other funds with similar investment objectives. Actively managed ETFs do not seek to replicate the performance of a specified index.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S& P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
DoubleLine® is a registered trademark of DoubleLine Capital LP.
State Street Global Advisors Funds Distributors, LLC is the distributor for all registered products on behalf of the adviser. SSGA Funds Management has retained GSO Capital Partners, Massachusetts Financial Services Company & DoubleLine Capital LP as the Sub-Adviser.
Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit https://www.ssga.com/spdrs. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.
© 2022 State Street Corporation - All Rights Reserved
SPDRACTIVEAR

Annual Report
June 30, 2022
SSGA Active Trust
SPDR Blackstone High Income ETF
SPDR Blackstone Senior Loan ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

Notes to Performance Summary (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Markit iBoxx USD Liquid Leveraged Loan Index is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loans Liquidity service. Markit is dedicated to utilizing its unique datasets on loans to become the premier provider of independent and objective loan indices for trading, product structuring, and benchmarking.
The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).
The SPDR Blackstone High Income ETF has less than six months of operations as of June 30, 2022 and, therefore, the Management's Discussion of Fund Performance and Performance Summary are not included in this report.
See accompanying notes to financial statements.
1

SPDR Blackstone High Income ETF
Portfolio Statistics (Unaudited)
The fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
Mitchell International, Inc. Senior Secured 2021 2nd Lien Term Loan 8.10% 10/15/2029	1.2%
Quest Software US Holdings, Inc. Senior Secured 2022 Term Loan 5.47% 2/1/2029	1.2
Point Au Roche Park CLO Ltd. 7.16% 7/20/2034	1.0
Vaco Holdings, LLC Senior Secured 2022 Term Loan 7.20% 1/21/2029	1.0
Lucid Energy Group II Borrower, LLC Senior Secured 2021 Term Loan 5.87% 11/24/2028	0.9
TOTAL	5.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2022

% of Net Assets
Software	11.4%
Oil, Gas & Consumable Fuels	7.2
Media	4.9
Insurance	4.1
Health Care Providers & Services	3.7
Diversified Financial Services	3.5
Diversified Telecommunication Services	3.4
Retail-Restaurants	3.2
Pipelines	3.1
Hotels, Restaurants & Leisure	3.0
Entertainment	2.8
Real Estate Investment Trusts (REITs)	2.7
Other ABS	2.5
Chemicals	2.5
Aerospace & Defense	1.9
Specialty Retail	1.8
IT Services	1.8
Commercial Services	1.8
Transport-Services	1.7
Food & Staples Retailing	1.6
Steel-Producers	1.5
Containers & Packaging	1.5
Commercial Services & Supplies	1.3
Airlines	1.2
Automobiles	1.1
Miscellaneous Manufactur	1.0
Pharmaceuticals	0.9
Diversified Consumer Services	0.9
Air Freight & Logistics	0.8
Advertising Services	0.7
Paper & Forest Products	0.7
Electric Utilities	0.7
Leisure Industry	0.6
Commercial Banks	0.6
Real Estate	0.6
Life Sciences Tools & Services	0.5
Home Furnishings	0.5
Food-Retail	0.5
Telecom Services	0.4
Telecommunication Equip	0.4
Machinery-Construction & Mining	0.4
Capital Markets	0.4
Computers	0.4
Financial Services	0.4
Auto Components	0.4
Construction & Engineering	0.4
Metals & Mining	0.4
Energy-Alternate Sources	0.4
Semiconductors & Semiconductor Equipment	0.4
Household Products	0.4
Electronic Compo-Misc	0.4
Independent Power Producers & Energy Traders	0.3
See accompanying notes to financial statements.
2

SPDR Blackstone High Income ETF
Portfolio Statistics (Unaudited)  (continued)

		% of Net Assets
	Road & Rail	0.3%
	Consumer Finance	0.3
	Health Care Equipment & Supplies	0.3
	Leisure Equipment & Products	0.3
	Textiles, Apparel & Luxury Goods	0.3
	Internet & Catalog Retail	0.3
	Food Products	0.3
	Environ Monitoring&Det	0.3
	Building Products	0.3
	Office Automation&Equip	0.3
	MRI/Medical Diag Imaging	0.2
	Transport-Air Freight	0.2
	Communications Equipment	0.2
	Retail-Building Products	0.2
	Cosmetics & Toiletries	0.2
	Internet Security	0.2
	Distributors	0.2
	Pastoral&Agricultural	0.2
	Auto/Trk Prts&Equip-Orig	0.2
	Construction Materials	0.2
	Electrical Equipment	0.2
	Food-Misc/Diversified	0.1
	Food & Beverage	0.1
	Metal Processors&Fabrica	0.1
	Toys	0.1
	Investment Companies	0.1
	Office Furnishings-Orig	0.1
	Electronic Equipment, Instruments & Components	0.1
	Electric-Generation	0.0 *
	Internet & Telecom	0.0 *
	Short-Term Investment	2.6
	Other Assets in Excess of Liabilities	1.8
	TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
3

SPDR Blackstone Senior Loan ETF
Management's Discussion of Fund Performance (Unaudited)
The investment objective of the SPDR Blackstone Senior Loan ETF (the “Fund”) is to provide current income consistent with the preservation of capital. The Fund’s primary benchmark is the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”).
For the 12-month period ended June 30, 2022 (the “Reporting Period”), the total return for the Fund was –5.46% and the Index was –5.28%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Allocation to smaller loans and credit selection within the oil & gas, construction materials and containers and packaging sectors were the largest contributors of absolute performance for the Fund during the Reporting Period. The Fund’s allocation to lower rated senior loans and high yield bonds were the largest detractors to performance during the period.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were BCP Raptor First Lien Term Loan, Fertitta Entertainment First Lien Term Loan, and Change Healthcare First Lien Term Loan. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Envision Healthcare First Lien Term Loan, Crown Finance First Lien Term Loan and AMC Entertainment Holdings Bond.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
4

SPDR Blackstone Senior Loan ETF
Performance Summary (Unaudited)
Performance as of June 30, 2022
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index	S&P/LSTA U.S. Leveraged Loan 100 Index	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index	S&P/LSTA U.S. Leveraged Loan 100 Index
ONE YEAR	(5.46)%	(5.93)%	(5.28)%	(4.21)%	(5.46)%	(5.93)%	(5.28)%	(4.21)%
FIVE YEARS	12.12%	11.48%	6.97%	12.73%	2.31%	2.20%	1.36%	2.43%
SINCE INCEPTION(1)	23.94%	23.27%	18.57%	27.96%	2.35%	2.29%	1.86%	2.70%
(1)	For the period April 3, 2013 to June 30, 2022.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Blackstone Senior Loan ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summary" on page 1 for more information.
See accompanying notes to financial statements.
5

SPDR Blackstone Senior Loan ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2022

Description	% of Net Assets
Charter Communications Operating, LLC Senior Secured 2019 Term Loan B2 3.42% 2/1/2027	2.1%
Medline Borrower, LP Senior Secured USD Term Loan B 4.92% 10/23/2028	2.0
DirecTV Financing, LLC Senior Secured Term Loan 6.67% 8/2/2027	1.8
Caesars Resort Collection, LLC Senior Secured 2017 1st Lien Term Loan B 4.42% 12/23/2024	1.5
Elanco Animal Health, Inc. Senior Secured Term Loan B 2.81% 8/1/2027	1.4
TOTAL	8.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2022

% of Net Assets
Software	17.2%
Media	7.4
Health Care Providers & Services	7.0
Hotels, Restaurants & Leisure	6.0
Diversified Financial Services	4.3
Entertainment	3.5
Commercial Services & Supplies	3.1
Pharmaceuticals	3.1
Insurance	3.0
Transport-Services	2.8
Diversified Telecommunication Services	2.3
Sovereign	2.1
Retail-Restaurants	2.1
Commercial Services	2.0
Airlines	1.9
Cosmetics & Toiletries	1.7
Communications Equipment	1.6
Health Care Equipment & Supplies	1.5
Oil, Gas & Consumable Fuels	1.5
IT Services	1.5
Health Care Technology	1.3
Specialty Retail	1.2
Computers	1.1
Telecom Services	1.0
Machinery-Construction & Mining	1.0
Transport-Air Freight	1.0
Retail-Building Products	0.9
Pipelines	0.9
Aerospace & Defense	0.8
Professional Services	0.7
Independent Power Producers & Energy Traders	0.6
Casino Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Road & Rail	0.5
Internet & Catalog Retail	0.5
Finance-Credit Card	0.5
Interactive Media & Services	0.4
Chemicals	0.4
Telecommunication Equip	0.4
Life Sciences Tools & Services	0.4
Home Furnishings	0.4
Advertising Services	0.3
MRI/Medical Diag Imaging	0.3
Containers & Packaging	0.3
Beverages	0.3
Air Freight & Logistics	0.3
Leisure Industry	0.3
Lasers-Syst/Components	0.3
Retail-Petroleum Product	0.3
Electronic Equipment, Instruments & Components	0.2
Computer Services	0.2
Food-Misc/Diversified	0.2
Fiduciary Banks	0.2
Industrial Conglomerates	0.2
Capital Markets	0.2
See accompanying notes to financial statements.
6

SPDR Blackstone Senior Loan ETF
Portfolio Statistics (Unaudited)  (continued)

		% of Net Assets
	Distributors	0.2%
	Steel-Producers	0.1
	Television	0.1
	Semiconductors & Semiconductor Equipment	0.1
	Household Products	0.1
	Food & Beverage	0.1
	Building Products	0.1
	Leisure Equipment & Products	0.1
	Auto Components	0.0 *
	Real Estate Management & Development	0.0 *
	Construction Materials	0.0 *
	Miscellaneous Manufactur	0.0 *
	Food & Staples Retailing	0.0 *
	Machinery	0.0 *
	Broadcast Serv/Program	0.0 *
	Construction & Engineering	0.0 *
	Diversified Consumer Services	0.0 *
	Medical Labs&Testing Srv	0.0 *
	Retail-Catalog Shopping	0.0 *
	Internet Security	0.0 *
	Diversified Finan Serv	0.0 *
	Leisure&Rec/Games	0.0 *
	Gaming & Entertainment	0.0 *
	Investment Companies	0.0 *
	Short-Term Investment	10.8
	Liabilities in Excess of Other Assets	(6.1)
	TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
7

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 44.6% (a)
ADVERTISING SERVICES — 0.5%
AppLovin Corp. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.25% 5.50%, 8/15/2025	$ 354,976	$ 340,483
CMG Media Corp. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 12/17/2026	305,074	281,952
		622,435
AEROSPACE & DEFENSE — 0.2%
TransDigm, Inc. Senior Secured 2020 Term Loan F, 1 Month USD LIBOR + 2.25% 3.92%, 12/9/2025	298,469	283,795
AIR FREIGHT & LOGISTICS — 0.7%
Kenan Advantage Group, Inc. Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 7.25% 8.92%, 9/1/2027	660,022	603,920
Worldwide Express Operations, LLC Senior Secured 2021 1st Lien Term Loan, 3 Month USD LIBOR + 4.25% 6.25%, 7/26/2028	205,029	187,325
		791,245
AIRLINES — 0.8%
American Airlines, Inc.:
Senior Secured 2017 Incremental Term Loan, 6 Month USD LIBOR + 2.00% 2.84%, 12/15/2023	202,657	196,629
Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 3.37%, 6/27/2025	572,349	509,751
United Airlines, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75% 5.39%, 4/21/2028	198,992	185,810
		892,190
AUTO COMPONENTS — 0.3%
BBB Industries U.S. Holdings, Inc. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.50% 6.17%, 8/1/2025	380,584	378,770
Security Description	Principal Amount	Value
CAPITAL MARKETS — 0.4%
Focus Financial Partners, LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.50% 4.17%, 6/30/2028	$ 316,171	$ 303,591
LPL Holdings, Inc. Senior Secured 2019 Term Loan B1, 3.54%, 11/12/2026	115,549	113,479
		417,070
CHEMICALS — 0.6%
CPC Acquisition Corp. Senior Secured Term Loan, 3 Month USD LIBOR + 3.75% 6.00%, 12/29/2027	386,859	341,080
GEON Performance Solutions, LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.50% 6.17%, 8/18/2028	373,890	355,195
		696,275
COMMERCIAL SERVICES — 1.4%
Allied Universal Holdco, LLC Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 5/12/2028	198,998	182,829
Galaxy U.S. Opco, Inc. Senior Secured Term Loan, 1 Month SOFR CME + 4.75% 6.28%, 4/29/2029	250,000	235,312
Vaco Holdings, LLC Senior Secured 2022 Term Loan, 3 Month SOFR + 5.00% 7.20%, 1/21/2029	1,219,981	1,177,282
		1,595,423
COMMERCIAL SERVICES & SUPPLIES — 1.1%
Aramark Services, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 1.75% 4.29%, 4/6/2028	355,896	341,512
Garda World Security Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25% 5.90%, 10/30/2026	305,848	284,439
McGraw-Hill Global Education Holdings, LLC Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.75% 5.55%, 7/28/2028	248,295	225,534

See accompanying notes to financial statements.
8

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Packaging Coordinators Midco, Inc. Senior Secured 2020 1st Lien Term Loan, 3 Month USD LIBOR + 3.75% 6.00%, 11/30/2027	$ 190,068	$ 180,208
Prime Security Services Borrower, LLC Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 2.75% 3.50%, 9/23/2026	332,810	311,525
		1,343,218
COMMUNICATIONS EQUIPMENT — 0.2%
Zayo Group Holdings, Inc. Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.00% 4.67%, 3/9/2027	200,000	185,161
COMPUTERS — 0.4%
Magenta Buyer, LLC Senior Secured 2021 USD 1st Lien Term Loan, 3 Month USD LIBOR + 5.00% 6.23%, 7/27/2028	542,753	489,447
CONSUMER FINANCE — 0.3%
Amentum Government Services Holdings, LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 1/29/2027	354,990	339,018
CONTAINERS & PACKAGING — 0.2%
Charter NEX US, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 12/1/2027	190,665	180,060
COSMETICS & TOILETRIES — 0.1%
Sunshine Luxembourg VII SARL Senior Secured 2021 Term Loan B3, 3 Month USD LIBOR + 3.75% 6.00%, 10/1/2026	190,338	176,810
DISTRIBUTORS — 0.2%
American Tire Distributors Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 6.25% 7.00%, 10/20/2028	214,707	203,542
DIVERSIFIED CONSUMER SERVICES — 0.9%
Ascend Learning, LLC Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 5.75% 7.42%, 12/10/2029	1,139,489	1,047,535
Security Description	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Deerfield Dakota Holding, LLC Senior Secured 2020 USD Term Loan B, 1 Month SOFR CME + 3.75% 5.28%, 4/9/2027	$ 310,617	$ 291,689
DirecTV Financing, LLC Senior Secured Term Loan, 1 Month USD LIBOR + 5.00% 6.67%, 8/2/2027	502,171	463,778
Trans Union, LLC Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 1.75% 3.42%, 11/16/2026	298,257	282,351
William Morris Endeavor Entertainment, LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 2.75% 4.42%, 5/18/2025	332,748	314,269
		1,352,087
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
CenturyLink, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 2.25% 3.92%, 3/15/2027	248,724	229,370
Intelsat Jackson Holdings SA Senior Secured 2021 Exit Term Loan B, 6 Month SOFR + 4.25% 4.92%, 2/1/2029	412,410	379,343
Numericable Group SA Senior Secured USD Term Loan B11, 3 Month USD LIBOR + 2.75% 3.99%, 7/31/2025	299,213	272,657
		881,370
ENTERTAINMENT — 1.6%
AMC Entertainment Holdings, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.00% 4.20%, 4/22/2026	418,333	353,805
Crown Finance US, Inc. Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 2.50% 4.00%, 2/28/2025	909,492	579,992
Delta 2 (LUX) SARL Senior Secured 2018 USD Term Loan, 1 Month USD LIBOR + 2.50% 4.17%, 2/1/2024	339,213	331,623

See accompanying notes to financial statements.
9

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Fertitta Entertainment, LLC Senior Secured 2022 Term Loan B, 1 Month SOFR + 4.00% 5.53%, 1/27/2029	$ 355,006	$ 328,383
UFC Holdings, LLC Senior Secured 2021 Term Loan B, 6 Month USD LIBOR + 2.75% 3.50%, 4/29/2026	332,740	310,945
		1,904,748
FINANCIAL SERVICES — 0.4%
Belron Finance US, LLC Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 2.50% 3.88%, 4/13/2028	305,076	294,145
CE Intermediate I, LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00% 5.40%, 11/10/2028	191,249	180,731
		474,876
FOOD & STAPLES RETAILING — 0.3%
US Foods, Inc. Senior Secured 2019 Term Loan B, 3 Month USD LIBOR + 2.00% 3.57%, 9/13/2026	316,157	298,810
FOOD-MISC/DIVERSIFIED — 0.1%
Skopima Merger Sub, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 5/12/2028	190,888	175,379
HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Gainwell Acquisition Corp. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00% 6.25%, 10/1/2027	380,032	360,437
HEALTH CARE PROVIDERS & SERVICES — 2.2%
Bausch & Lomb, Inc. Senior Secured Term Loan, 1 Month SOFR CME + 3.25% 4.55%, 5/10/2027	455,417	425,587
Curia Global, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.75% 4.99%, 8/30/2026	190,410	180,255
ICON Luxembourg SARL:
Senior Secured LUX Term Loan, 3 Month USD LIBOR + 2.25% 4.56%, 7/3/2028	220,955	214,034
Senior Secured US Term Loan, 3 Month USD LIBOR + 2.25% 4.56%, 7/3/2028	55,051	53,327
Security Description	Principal Amount	Value
IQVIA, Inc. Senior Secured 2017 USD Term Loan B1, 3 Month USD LIBOR + 1.75% 3.36%, 3/7/2024	$ 305,848	$ 300,878
Lifescan Global Corp. Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 6.00% 6.96%, 10/1/2024	824,695	727,105
Medline Borrower, LP Senior Secured USD Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 10/23/2028	498,750	464,072
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 2.75% 4.42%, 2/6/2024	299,256	267,423
		2,632,681
HOTELS, RESTAURANTS & LEISURE — 2.1%
1011778 B.C. Unlimited Liability Co. Senior Secured Term Loan B4, 1 Month USD LIBOR + 1.75% 3.42%, 11/19/2026	298,469	285,784
Alterra Mountain Co. Senior Secured 2021 Series B-2 Consenting Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 8/17/2028	316,173	301,550
Aristocrat Technologies, Inc. Senior Secured 2022 Term Loan B, 3 Month SOFR CME + 2.25% 4.40%, 5/24/2029	249,809	242,064
Caesars Resort Collection, LLC Senior Secured 2017 1st Lien Term Loan B, 1 Month USD LIBOR + 2.75% 4.42%, 12/23/2024	298,437	288,085
Penn National Gaming, Inc. Senior Secured 2022 Term Loan B, 1 Month SOFR CME + 2.75% 4.38%, 5/3/2029	388,783	373,962
Peraton Corp. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 2/1/2028	675,219	635,911
Scientific Games International, Inc. Senior Secured 2022 USD Term Loan, 1 Month SOFR CME + 3.00% 4.36%, 4/14/2029	311,409	296,552
		2,423,908

See accompanying notes to financial statements.
10

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
Vistra Operations Co., LLC Senior Secured 1st Lien Term Loan B3, 1 Month USD LIBOR + 1.75% 3.42%, 12/31/2025	$ 321,625	$ 308,760
INSURANCE — 3.2%
Acrisure, LLC Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 4.25% 5.92%, 2/15/2027	574,348	543,718
Alliant Holdings Intermediate, LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 3.50% 5.01%, 11/6/2027	497,494	464,286
AmWINS Group, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25% 3.92%, 2/19/2028	321,714	304,915
AssuredPartners, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 2/12/2027	371,626	349,096
Asurion, LLC Senior Secured 2021 Second Lien Term Loan B4, 1 Month USD LIBOR + 5.25% 6.92%, 1/20/2029	987,694	843,984
Hub International, Ltd. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25% 4.50%, 4/25/2025	497,475	473,138
Hyperion Insurance Group Ltd. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25% 4.94%, 11/12/2027	406,679	384,934
Sedgwick Claims Management Services, Inc. Senior Secured 2019 Term Loan B, 5.38%, 9/3/2026	360,527	343,853
		3,707,924
INTERNET & CATALOG RETAIL — 0.3%
Shutterfly, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 5.00% 6.67%, 9/25/2026	450,628	366,361
INTERNET SECURITY — 0.2%
Proofpoint, Inc. Senior Secured 2nd Lien Term Loan, 1 Month USD LIBOR + 3.25% 7.82%, 8/31/2029	240,040	231,239
Security Description	Principal Amount	Value
IT SERVICES — 1.1%
Access CIG, LLC Senior Secured 2018 2nd Lien Term Loan, 3 Month USD LIBOR 9.32%, 2/27/2026	$ 194,616	$ 186,831
Ahead DB Holdings, LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75% 6.01%, 10/18/2027	190,736	179,959
CoreLogic, Inc. Senior Secured Term Loan, 1 Month USD LIBOR + 3.50% 5.19%, 6/2/2028	497,494	416,900
Rackspace Technology Global, Inc. Senior Secured 2021 Term Loan B, 4.54%, 2/15/2028	310,622	284,025
WEX, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.25% 3.92%, 3/31/2028	249,369	240,408
		1,308,123
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Cinemark USA, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 4.01%, 3/31/2025	385,868	365,421
LEISURE INDUSTRY — 0.1%
Carnival Corp. Senior Secured 2021 Incremental Term Loan B, 6 Month USD LIBOR + 3.25% 6.13%, 10/18/2028	199,000	179,100
LIFE SCIENCES TOOLS & SERVICES — 0.5%
Avantor Funding, Inc. Senior Secured 2021 Term Loan B5, 1 Month USD LIBOR + 2.25% 3.92%, 11/8/2027	305,019	294,058
Parexel International Corp. Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 3.25% 4.88%, 11/15/2028	327,272	308,208
		602,266
MACHINERY-CONSTRUCTION & MINING — 0.3%
Brookfield WEC Holdings, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75% 4.42%, 8/1/2025	338,355	320,821

See accompanying notes to financial statements.
11

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
MEDIA — 3.5%
Charter Communications Operating, LLC Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 1.75% 3.42%, 2/1/2027	$ 298,465	$ 285,302
CSC Holdings, LLC:
Senior Secured 2017 Term Loan B1, 1 Month USD LIBOR + 2.25% 3.57%, 7/17/2025	299,213	279,165
Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 2.50% 3.82%, 4/15/2027	372,434	347,101
Go Daddy Operating Co., LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.00% 3.06%, 8/10/2027	321,710	310,008
Gray Television, Inc. Senior Secured 2021 Term Loan D, 1 Month USD LIBOR + 3.00% 4.06%, 12/1/2028	355,004	340,708
MH Sub I, LLC:
Senior Secured 2020 Incremental Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 9/13/2024	380,172	358,978
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.25% 7.92%, 2/23/2029	194,343	184,140
Radiate Holdco, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 9/25/2026	355,004	330,975
Telenet Financing USD, LLC Senior Secured 2020 USD Term Loan AR, 1 Month USD LIBOR + 2.00% 3.32%, 4/30/2028	311,409	289,090
Univision Communications, Inc. Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 3/15/2026	298,492	282,574
UPC Broadband Holding BV Senior Secured 2020 USD Term Loan AT, 6 Month USD Euribor + 3.00% 4.04%, 4/30/2028	322,531	307,694
Virgin Media Bristol, LLC Senior Secured USD Term Loan N, 1 Month USD LIBOR + 2.50% 3.82%, 1/31/2028	500,000	469,720
Security Description	Principal Amount	Value
Ziggo Financing Partnership Senior Secured USD Term Loan I, 1 Month USD LIBOR + 2.50% 3.82%, 4/30/2028	$ 322,531	$ 301,692
		4,087,147
MISCELLANEOUS MANUFACTUR — 0.7%
LTI Holdings, Inc. Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75% 8.42%, 9/6/2026	961,858	879,499
MRI/MEDICAL DIAG IMAGING — 0.2%
Radiology Partners, Inc Senior Secured 2018 1st Lien Term Loan B, 1 Month USD LIBOR + 4.25% 5.85%, 7/9/2025	257,361	232,076
OIL, GAS & CONSUMABLE FUELS — 0.5%
Buckeye Partners, L.P. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25% 3.92%, 11/1/2026	310,620	297,953
Pacific Gas & Electric Co. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00% 4.69%, 6/23/2025	327,257	309,626
		607,579
PHARMACEUTICALS — 0.7%
Elanco Animal Health, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 1.75% 2.81%, 8/1/2027	198,944	188,425
Jazz Financing Lux SARL Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 5/5/2028	343,906	328,966
Padagis, LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 4.75% 5.72%, 7/6/2028	391,339	361,010
		878,401
PIPELINES — 0.9%
Lucid Energy Group II Borrower, LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.25% 5.87%, 11/24/2028	1,092,069	1,080,957

See accompanying notes to financial statements.
12

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
RETAIL-BUILDING PRODUCTS — 0.2%
LBM Acquisition, LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 12/17/2027	$ 311,583	$ 256,911
RETAIL-RESTAURANTS — 0.7%
CT Technologies Intermediate Holdings, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25% 5.92%, 12/16/2025	206,981	194,390
Hilton Worldwide Finance, LLC Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 1.75% 3.37%, 6/22/2026	328,092	316,183
IRB Holding Corp. Senior Secured 2022 Term Loan B, 1 Month SOFR + 3.15% 4.24%, 12/15/2027	298,485	280,949
		791,522
ROAD & RAIL — 0.3%
Genesee & Wyoming, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 2.00% 4.25%, 12/30/2026	321,708	309,826
SOFTWARE — 9.6%
Apttus Corp. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25% 5.62%, 5/8/2028	172,117	161,790
Athenahealth, Inc. Senior Secured 2022 Term Loan B, 1 Month SOFR + 3.50% 5.01%, 2/15/2029	256,522	236,963
Banff Merger Sub, Inc. Senior Secured 2021 USD 2nd Lien Term Loan, 1 Month USD LIBOR + 5.50% 7.17%, 2/27/2026	1,141,223	1,076,322
Cengage Learning, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.75% 5.75%, 7/14/2026	425,818	385,365
Central Parent, Inc. Senior Secured 2022 USD Term Loan B, 7/6/2029	400,000	379,202
Cornerstone OnDemand, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 10/16/2028	305,083	273,812
DCert Buyer, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 10/16/2026	251,522	241,101
Security Description	Principal Amount	Value
Epicor Software Corp. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.25% 4.92%, 7/30/2027	$ 316,165	$ 299,279
Finastra USA, Inc. Senior Secured USD 1st Lien Term Loan, 3 Month USD LIBOR + 3.50% 4.74%, 6/13/2024	381,848	345,274
Flexera Software, LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75% 5.37%, 3/3/2028	189,431	180,007
Greeneden U.S. Holdings II, LLC Senior Secured 2020 USD Term Loan B4, 1 Month USD LIBOR + 4.00% 5.67%, 12/1/2027	380,991	365,371
Help/Systems Holdings, Inc Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.10% 5.63%, 11/19/2026	305,068	286,840
Hyland Software, Inc. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 7/1/2024	349,427	338,120
Idera, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 4.82%, 3/2/2028	190,604	176,369
ION Trading Finance Ltd. Senior Secured 2021 USD Term Loan, 3 Month USD LIBOR + 4.75% 7.00%, 4/3/2028	215,831	199,711
Ivanti Software, Inc. Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 7.25% 8.85%, 12/1/2028	500,000	459,167
MA FinanceCo., LLC Senior Secured 2020 USD Term Loan B, 3 Month USD LIBOR + 4.25% 5.92%, 6/5/2025	409,039	375,294
McAfee, LLC Senior Secured 2022 USD Term Loan B, 1 Month SOFR + 4.00% 5.15%, 3/1/2029	401,107	366,345
Mitchell International, Inc. Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.50% 8.10%, 10/15/2029	1,519,078	1,434,344
Polaris Newco, LLC Senior Secured USD Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 6/2/2028	366,096	339,358

See accompanying notes to financial statements.
13

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Quest Software US Holdings, Inc. Senior Secured 2022 Term Loan, 3 Month SOFR + 4.25% 5.47%, 2/1/2029	$ 1,513,380	$ 1,351,161
RealPage, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.00% 4.67%, 4/24/2028	349,455	323,973
SolarWinds Holdings, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 2.75% 4.42%, 2/5/2024	299,503	287,505
Sovos Compliance, LLC:
Senior Secured 2021 Delayed Draw Term Loan, 4.50%, 8/11/2028	32,635	30,830
Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.50% 6.17%, 8/11/2028	188,036	177,635
SS&C Technologies, Inc. Senior Secured 2018 Term Loan B5, 1 Month USD LIBOR + 1.75% 3.42%, 4/16/2025	443,651	423,134
Ultimate Software Group, Inc. Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 5.25% 6.21%, 5/3/2027	486,927	453,086
Vision Solutions, Inc. Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 4.00% 5.18%, 4/24/2028	332,814	302,528
		11,269,886
SPECIALTY RETAIL — 1.3%
Petco Health & Wellness Company, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25% 5.50%, 3/3/2028	449,347	424,702
PetSmart, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75% 4.50%, 2/11/2028	470,412	444,186
Pilot Travel Centers, LLC Senior Secured 2021 Term Loan B, 1 Month SOFR CME + 2.00% 3.63%, 8/4/2028	360,548	346,397
Whatabrands, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50% 4.92%, 8/3/2028	310,628	292,039
		1,507,324
Security Description	Principal Amount	Value
STEEL-PRODUCERS — 0.5%
Phoenix Services International, LLC Senior Secured Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 3/1/2025	$ 766,777	$ 582,750
TELECOM SERVICES — 0.3%
SBA Senior Finance II, LLC Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 4/11/2025	316,146	305,465
TELECOMMUNICATION EQUIP — 0.4%
Coral-US Co-Borrower, LLC Senior Secured 2021 Term Loan B6, 1 Month USD LIBOR + 2.25% 4.79%, 10/15/2029	305,848	287,727
Delta Topco, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.75% 5.84%, 12/1/2027	190,729	173,207
		460,934
TEXTILES, APPAREL & LUXURY GOODS — 0.2%
Varsity Brands, Inc. Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 12/15/2024	211,533	198,709
TRANSPORT-AIR FREIGHT — 0.2%
Kestrel Bidco, Inc. Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00% 5.03%, 12/11/2026	240,249	216,644
TRANSPORT-SERVICES — 1.0%
Edelman Financial Center, LLC:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75% 8.42%, 7/20/2026	215,956	198,950
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 4/7/2028	310,624	288,298
Endure Digital, Inc. Senior Secured Term Loan, 1 Month USD LIBOR + 3.50% 4.62%, 2/10/2028	192,535	173,602
eResearchTechnology, Inc. Senior Secured 2020 1st Lien Term Loan, 1 Month USD LIBOR + 4.50% 6.17%, 2/4/2027	313,323	290,281

See accompanying notes to financial statements.
14

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
EXC Holdings III Corp. Senior Secured USD 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50% 5.75%, 12/2/2024	$ 190,492	$ 182,872
		1,134,003
TOTAL SENIOR FLOATING RATE LOANS (Cost $55,201,594)		52,335,938
ASSET-BACKED SECURITIES — 2.5%
OTHER ABS — 2.5%
ALM Ltd. Series 2022-20A, Class D, 8.28%, 7/15/2037 (b)	500,000	438,700
Balboa Bay Loan Funding Ltd. Series 2022-1A, Class E, 8.97%, 4/20/2034 (b)	500,000	461,250
CARLYLE US CLO Ltd. Series 2020-1A, Class DR, 3 Month USD LIBOR + 6.25%, 7.31%, 7/20/2034 (b)	500,000	416,700
Goldentree Loan Management US CLO Ltd. Series 2022-12A, Class E, 8.29%, 4/20/2034 (b)	500,000	439,050
Point Au Roche Park CLO Ltd. Series 2021-1A, Class E, 3 Month USD LIBOR + 6.10%, 7.16%, 7/20/2034 (b)	1,480,000	1,222,184
		2,977,884
TOTAL ASSET-BACKED SECURITIES (Cost $3,392,016)		2,977,884
CORPORATE BONDS & NOTES — 48.5%
ADVERTISING — 0.3%
Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/2028 (b)	200,000	145,528
Lamar Media Corp. 4.88%, 1/15/2029	200,000	181,400
		326,928
AEROSPACE & DEFENSE — 1.7%
Bombardier, Inc. 7.88%, 4/15/2027 (b)	655,000	545,170
Howmet Aerospace, Inc.:
5.90%, 2/1/2027	560,000	554,965
5.95%, 2/1/2037	50,000	47,127
6.88%, 5/1/2025	50,000	51,340
TransDigm, Inc.:
4.63%, 1/15/2029	340,000	273,724
4.88%, 5/1/2029	260,000	211,354
Security Description	Principal Amount	Value
6.38%, 6/15/2026	$ 300,000	$ 280,932
		1,964,612
AGRICULTURE — 0.2%
Darling Ingredients, Inc. 5.25%, 4/15/2027 (b)	220,000	213,336
AIRLINES — 0.4%
Air Canada 3.88%, 8/15/2026 (b)	380,000	322,540
American Airlines Group, Inc. 3.75%, 3/1/2025 (b)	60,000	50,562
United Airlines, Inc. 4.38%, 4/15/2026 (b)	70,000	62,085
		435,187
APPAREL — 0.1%
Kontoor Brands, Inc. 4.13%, 11/15/2029 (b)	100,000	79,687
AUTO MANUFACTURERS — 1.1%
Allison Transmission, Inc.:
3.75%, 1/30/2031 (b)	180,000	144,468
4.75%, 10/1/2027 (b)	580,000	533,107
Ford Motor Co. 7.40%, 11/1/2046	140,000	136,114
Ford Motor Credit Co., LLC 4.13%, 8/4/2025	350,000	326,231
Wabash National Corp. 4.50%, 10/15/2028 (b)	190,000	148,094
		1,288,014
AUTO PARTS & EQUIPMENT — 0.3%
American Axle & Manufacturing, Inc. 6.50%, 4/1/2027	200,000	177,078
Titan International, Inc. 7.00%, 4/30/2028	140,000	131,401
		308,479
BANKS — 0.6%
Intesa Sanpaolo SpA 5.71%, 1/15/2026 (b)	770,000	733,656
BUILDING MATERIALS — 0.5%
Griffon Corp. 5.75%, 3/1/2028	420,000	381,251
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (b)	120,000	95,416
Masonite International Corp. 5.38%, 2/1/2028 (b)	50,000	45,101
PGT Innovations, Inc. 4.38%, 10/1/2029 (b)	150,000	118,294
		640,062
CHEMICALS — 1.9%
Ashland LLC 3.38%, 9/1/2031 (b)	400,000	326,776

See accompanying notes to financial statements.
15

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Chemours Co.:
4.63%, 11/15/2029 (b)	$ 250,000	$ 196,797
5.75%, 11/15/2028 (b)	237,000	201,957
CVR Partners L.P./CVR Nitrogen Finance Corp. 6.13%, 6/15/2028 (b)	290,000	265,602
HB Fuller Co. 4.25%, 10/15/2028	290,000	243,635
Ingevity Corp. 3.88%, 11/1/2028 (b)	200,000	167,480
Methanex Corp. 5.25%, 12/15/2029	220,000	185,856
Minerals Technologies, Inc. 5.00%, 7/1/2028 (b)	140,000	121,905
Nufarm Australia, Ltd./Nufarm Americas, Inc. 5.00%, 1/27/2030 (b)	130,000	110,387
Valvoline, Inc. 4.25%, 2/15/2030 (b)	440,000	367,189
		2,187,584
COAL — 0.1%
SunCoke Energy, Inc. 4.88%, 6/30/2029 (b)	100,000	81,544
COMMERCIAL SERVICES — 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/2027 (b)	250,000	223,745
Carriage Services, Inc. 4.25%, 5/15/2029 (b)	100,000	81,926
Gartner, Inc. 4.50%, 7/1/2028 (b)	110,000	100,089
Service Corp. International:
3.38%, 8/15/2030	210,000	173,250
4.00%, 5/15/2031	210,000	179,346
		758,356
COMPUTERS — 0.7%
KBR, Inc. 4.75%, 9/30/2028 (b)	90,000	79,305
NCR Corp.:
5.25%, 10/1/2030 (b)	130,000	112,055
5.75%, 9/1/2027 (b)	60,000	53,282
Science Applications International Corp. 4.88%, 4/1/2028 (b)	150,000	139,886
Seagate HDD Cayman:
4.09%, 6/1/2029	380,000	324,771
4.13%, 1/15/2031	70,000	57,208
5.75%, 12/1/2034	50,000	44,022
		810,529
COSMETICS/PERSONAL CARE — 0.1%
Edgewell Personal Care Co. 5.50%, 6/1/2028 (b)	200,000	180,782
Security Description	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 2.1%
Enova International, Inc. 8.50%, 9/15/2025 (b)	$ 300,000	$ 260,937
LPL Holdings, Inc. 4.38%, 5/15/2031 (b)	210,000	179,653
Nationstar Mortgage Holdings, Inc.:
5.13%, 12/15/2030 (b)	400,000	299,360
5.75%, 11/15/2031 (b)	600,000	458,736
Navient Corp.:
6.75%, 6/25/2025	69,000	63,080
5.63%, 8/1/2033	280,000	196,400
OneMain Finance Corp. 6.88%, 3/15/2025	200,000	189,038
PennyMac Financial Services, Inc.:
5.38%, 10/15/2025 (b)	460,000	404,082
5.75%, 9/15/2031 (b)	150,000	112,043
PRA Group, Inc. 5.00%, 10/1/2029 (b)	250,000	206,007
World Acceptance Corp. 7.00%, 11/1/2026 (b)	100,000	71,528
		2,440,864
ELECTRIC — 0.7%
Clearway Energy Operating LLC 4.75%, 3/15/2028 (b)	70,000	63,382
DPL, Inc. 4.13%, 7/1/2025	510,000	475,483
PG&E Corp. 5.00%, 7/1/2028	100,000	85,951
Vistra Operations Co. LLC 4.38%, 5/1/2029 (b)	250,000	210,013
		834,829
ELECTRICAL COMPONENTS & EQUIPMENT — 0.4%
Energizer Holdings, Inc.:
4.38%, 3/31/2029 (b)	260,000	199,560
4.75%, 6/15/2028 (b)	50,000	39,769
6.50%, 12/31/2027 (b)	250,000	218,985
		458,314
ELECTRONICS — 0.5%
II-VI, Inc. 5.00%, 12/15/2029 (b)	90,000	78,884
Sensata Technologies B.V. 4.00%, 4/15/2029 (b)	380,000	323,175
TTM Technologies, Inc. 4.00%, 3/1/2029 (b)	230,000	193,598
		595,657
ENERGY-ALTERNATE SOURCES — 0.4%
Atlantica Sustainable Infrastructure PLC 4.13%, 6/15/2028 (b)	200,000	174,830

See accompanying notes to financial statements.
16

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Enviva Partners L.P./Enviva Partners Finance Corp. 6.50%, 1/15/2026 (b)	$ 350,000	$ 338,300
		513,130
ENGINEERING & CONSTRUCTION — 0.4%
Great Lakes Dredge & Dock Corp. 5.25%, 6/1/2029 (b)	100,000	86,811
TopBuild Corp. 3.63%, 3/15/2029 (b)	170,000	134,426
Tutor Perini Corp. 6.88%, 5/1/2025 (b)	250,000	204,432
		425,669
ENTERTAINMENT — 1.2%
Churchill Downs, Inc. 4.75%, 1/15/2028 (b)	500,000	445,010
Cinemark USA, Inc. 5.88%, 3/15/2026 (b)	440,000	392,788
Live Nation Entertainment, Inc. 4.75%, 10/15/2027 (b)	420,000	373,729
SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/2029 (b)	70,000	59,314
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (b)	120,000	108,848
		1,379,689
ENVIRONMENTAL CONTROL — 0.3%
Stericycle, Inc.:
3.88%, 1/15/2029 (b)	264,000	217,877
5.38%, 7/15/2024 (b)	200,000	193,326
		411,203
FOOD — 2.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC 4.63%, 1/15/2027 (b)	690,000	617,205
B&G Foods, Inc. 5.25%, 4/1/2025	260,000	239,764
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (b)	400,000	347,992
Pilgrim's Pride Corp. 4.25%, 4/15/2031 (b)	390,000	325,362
Post Holdings, Inc.:
4.50%, 9/15/2031 (b)	100,000	82,102
5.50%, 12/15/2029 (b)	340,000	304,616
5.63%, 1/15/2028 (b)	550,000	521,972
		2,439,013
FOOD SERVICE — 0.1%
Aramark Services, Inc. 5.00%, 2/1/2028 (b)	100,000	91,406
Security Description	Principal Amount	Value
FOREST PRODUCTS & PAPER — 0.6%
Clearwater Paper Corp. 4.75%, 8/15/2028 (b)	$ 230,000	$ 200,100
Mercer International, Inc. 5.13%, 2/1/2029	330,000	283,615
Resolute Forest Products, Inc. 4.88%, 3/1/2026 (b)	110,000	99,460
Schweitzer-Mauduit International, Inc. 6.88%, 10/1/2026 (b)	130,000	116,901
		700,076
GAS — 0.3%
AmeriGas Partners L.P./AmeriGas Finance Corp. 5.50%, 5/20/2025	400,000	377,120
HEALTH CARE PRODUCTS — 0.5%
Hologic, Inc. 3.25%, 2/15/2029 (b)	460,000	393,019
Teleflex, Inc. 4.25%, 6/1/2028 (b)	200,000	181,032
		574,051
HEALTH CARE SERVICES — 1.5%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (b)	320,000	299,376
Charles River Laboratories International, Inc. 4.25%, 5/1/2028 (b)	260,000	233,810
DaVita, Inc. 4.63%, 6/1/2030 (b)	360,000	280,631
Encompass Health Corp.:
4.50%, 2/1/2028	570,000	490,639
4.63%, 4/1/2031	85,000	68,867
Tenet Healthcare Corp. 6.13%, 10/1/2028 (b)	510,000	438,850
		1,812,173
HOME BUILDERS — 0.4%
Beazer Homes USA, Inc. 5.88%, 10/15/2027	50,000	39,505
Forestar Group, Inc. 3.85%, 5/15/2026 (b)	150,000	125,261
M/I Homes, Inc. 3.95%, 2/15/2030	100,000	75,066
Meritage Homes Corp. 6.00%, 6/1/2025	100,000	97,526
TRI Pointe Group, Inc. 5.70%, 6/15/2028	160,000	138,683
		476,041
HOME FURNISHINGS — 0.1%
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (b)	200,000	161,358

See accompanying notes to financial statements.
17

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
HOUSEHOLD PRODUCTS & WARES — 0.3%
Central Garden & Pet Co.:
4.13%, 10/15/2030	$ 200,000	$ 165,812
4.13%, 4/30/2031 (b)	190,000	152,885
		318,697
INSURANCE — 0.9%
MGIC Investment Corp. 5.25%, 8/15/2028	300,000	268,710
NMI Holdings, Inc. 7.38%, 6/1/2025 (b)	140,000	138,353
Radian Group, Inc.:
4.50%, 10/1/2024	60,000	56,930
4.88%, 3/15/2027	690,000	622,518
		1,086,511
INTERNET — 0.0% (c)
Cogent Communications Group, Inc. 7.00%, 6/15/2027 (b)	45,000	43,051
INVESTMENT COMPANY SECURITY — 0.4%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.:
4.38%, 2/1/2029	50,000	40,421
4.75%, 9/15/2024	70,000	65,645
5.25%, 5/15/2027	390,000	345,173
		451,239
IRON/STEEL — 1.0%
Carpenter Technology Corp.:
6.38%, 7/15/2028	120,000	107,123
7.63%, 3/15/2030	150,000	138,386
Commercial Metals Co. 3.88%, 2/15/2031	410,000	328,963
Mineral Resources, Ltd. 8.13%, 5/1/2027 (b)	200,000	198,356
United States Steel Corp.:
6.65%, 6/1/2037	80,000	62,656
6.88%, 3/1/2029	340,000	294,120
		1,129,604
LEISURE TIME — 0.5%
Carnival Corp. 7.63%, 3/1/2026 (b)	480,000	374,707
Royal Caribbean Cruises, Ltd. 4.25%, 7/1/2026 (b)	180,000	127,838
Vista Outdoor, Inc. 4.50%, 3/15/2029 (b)	200,000	151,530
		654,075
LODGING — 0.9%
Hilton Domestic Operating Co., Inc.:
3.63%, 2/15/2032 (b)	200,000	159,166
4.00%, 5/1/2031 (b)	80,000	66,440
4.88%, 1/15/2030	50,000	45,165
Security Description	Principal Amount	Value
5.75%, 5/1/2028 (b)	$ 260,000	$ 248,139
Travel & Leisure Co. 4.50%, 12/1/2029 (b)	170,000	134,645
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (b)	170,000	148,770
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/1/2025 (b)	250,000	228,830
		1,031,155
MEDIA — 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 1/15/2034 (b)	110,000	85,155
4.50%, 5/1/2032	70,000	56,673
4.50%, 6/1/2033 (b)	110,000	87,489
5.00%, 2/1/2028 (b)	620,000	570,096
DISH DBS Corp. 7.38%, 7/1/2028	360,000	244,858
Gray Escrow II, Inc. 5.38%, 11/15/2031 (b)	120,000	96,126
Nexstar Media, Inc. 5.63%, 7/15/2027 (b)	180,000	166,185
Sirius XM Radio, Inc.:
3.88%, 9/1/2031 (b)	60,000	47,779
4.00%, 7/15/2028 (b)	550,000	475,898
5.50%, 7/1/2029 (b)	60,000	55,054
Univision Communications, Inc. 7.38%, 6/30/2030 (b)	13,000	12,707
Urban One, Inc. 7.38%, 2/1/2028 (b)	340,000	291,298
		2,189,318
METAL FABRICATE & HARDWARE — 0.1%
Advanced Drainage System Co. 6.38%, 6/15/2030 (b)	45,000	43,974
Park-Ohio Industries, Inc. 6.63%, 4/15/2027	100,000	80,069
		124,043
MINING — 0.4%
Eldorado Gold Corp. 6.25%, 9/1/2029 (b)	124,000	101,134
FMG Resources August 2006 Pty Ltd. 6.13%, 4/15/2032 (b)	85,000	76,562
FMG Resources August 2006 Pty, Ltd. 4.50%, 9/15/2027 (b)	100,000	90,649
FMG Resources August Pty. Ltd. 5.88%, 4/15/2030 (b)	85,000	77,266
Kaiser Aluminum Corp.:
4.50%, 6/1/2031 (b)	100,000	76,568
4.63%, 3/1/2028 (b)	100,000	83,712
		505,891

See accompanying notes to financial statements.
18

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
MISCELLANEOUS MANUFACTURER — 0.3%
LSB Industries, Inc. 6.25%, 10/15/2028 (b)	$ 350,000	$ 309,323
OFFICE & BUSINESS EQUIPMENT — 0.3%
Xerox Holdings Corp. 5.50%, 8/15/2028 (b)	480,000	403,042
OFFICE FURNISHINGS — 0.1%
Interface, Inc. 5.50%, 12/1/2028 (b)	100,000	85,513
OIL & GAS — 6.3%
Apache Corp. 5.35%, 7/1/2049	280,000	222,485
Athabasca Oil Corp. 9.75%, 11/1/2026 (b)	100,000	104,819
Baytex Energy Corp. 8.75%, 4/1/2027 (b)	170,000	169,590
Calumet Specialty Products Partners L.P./Calumet Finance Corp. 8.13%, 1/15/2027 (b)	320,000	271,878
Civitas Resources, Inc. 5.00%, 10/15/2026 (b)	94,000	84,364
CNX Resources Corp.:
6.00%, 1/15/2029 (b)	220,000	204,600
7.25%, 3/14/2027 (b)	200,000	196,274
CVR Energy, Inc. 5.75%, 2/15/2028 (b)	300,000	269,724
Ensign Drilling, Inc. 9.25%, 4/15/2024 (b)	150,000	141,702
Matador Resources Co. 5.88%, 9/15/2026	340,000	327,610
MEG Energy Corp. 5.88%, 2/1/2029 (b)	370,000	338,295
Murphy Oil Corp. 6.38%, 7/15/2028	146,000	135,068
Nabors Industries, Ltd.:
7.25%, 1/15/2026 (b)	270,000	239,647
7.50%, 1/15/2028 (b)	145,000	124,960
Northern Oil & Gas, Inc. 8.13%, 3/1/2028 (b)	210,000	197,671
Occidental Petroleum Corp.:
4.30%, 8/15/2039	240,000	196,654
7.88%, 9/15/2031	190,000	208,555
8.88%, 7/15/2030	220,000	252,890
Parkland Corp.:
4.50%, 10/1/2029 (b)	210,000	171,053
4.63%, 5/1/2030 (b)	310,000	251,531
Patterson-UTI Energy, Inc. 5.15%, 11/15/2029	320,000	274,205
PBF Holding Co. LLC/PBF Finance Corp.:
7.25%, 6/15/2025	50,000	46,721
6.00%, 2/15/2028	500,000	423,755
Security Description	Principal Amount	Value
Penn Virginia Holdings LLC 9.25%, 8/15/2026 (b)	$ 140,000	$ 134,786
Petrofac, Ltd. 9.75%, 11/15/2026 (b)	600,000	463,512
Precision Drilling Corp. 6.88%, 1/15/2029 (b)	360,000	320,339
SM Energy Co. 6.75%, 9/15/2026	90,000	84,921
Sunoco L.P./Sunoco Finance Corp.:
4.50%, 5/15/2029	180,000	148,360
4.50%, 4/30/2030 (b)	380,000	308,940
Transocean, Inc.:
7.25%, 11/1/2025 (b)	340,000	253,728
7.50%, 1/15/2026 (b)	390,000	276,050
8.00%, 2/1/2027 (b)	70,000	46,987
Vermilion Energy, Inc. 6.88%, 5/1/2030 (b)	290,000	259,622
W&T Offshore, Inc. 9.75%, 11/1/2023 (b)	240,000	228,864
		7,380,160
OIL & GAS SERVICES — 0.1%
Oceaneering International, Inc. 4.65%, 11/15/2024	150,000	139,259
PACKAGING & CONTAINERS — 1.3%
Ball Corp.:
2.88%, 8/15/2030	200,000	161,604
3.13%, 9/15/2031	130,000	105,031
5.25%, 7/1/2025	50,000	50,095
Cascades, Inc./Cascades USA, Inc. 5.38%, 1/15/2028 (b)	200,000	172,428
Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	50,000	51,048
OI European Group B.V. 4.75%, 2/15/2030 (b)	360,000	304,708
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (b)	150,000	139,981
Sealed Air Corp.:
5.00%, 4/15/2029 (b)	51,000	48,267
6.88%, 7/15/2033 (b)	310,000	314,985
TriMas Corp. 4.13%, 4/15/2029 (b)	150,000	127,914
		1,476,061
PHARMACEUTICALS — 0.2%
Perrigo Finance Unlimited Co. 4.38%, 3/15/2026	270,000	255,431
PIPELINES — 2.2%
Antero Midstream Partners L.P./Antero Midstream Finance Corp. 7.88%, 5/15/2026 (b)	510,000	509,515

See accompanying notes to financial statements.
19

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.:
5.63%, 5/1/2027 (b)	$ 280,000	$ 249,376
6.00%, 2/1/2029 (b)	100,000	87,210
Delek Logistics Partners L.P./Delek Logistics Finance Corp. 7.13%, 6/1/2028 (b)	140,000	126,199
EnLink Midstream Partners L.P.:
5.05%, 4/1/2045	230,000	156,301
5.45%, 6/1/2047	290,000	205,729
Global Partners L.P./GLP Finance Corp.:
6.88%, 1/15/2029	200,000	169,526
7.00%, 8/1/2027	110,000	97,260
Hess Midstream Operations L.P. 5.13%, 6/15/2028 (b)	460,000	414,713
Holly Energy Partners L.P./Holly Energy Finance Corp. 5.00%, 2/1/2028 (b)	370,000	317,290
Holly Energy Partners LP/Holly Energy Finance Corp. 6.38%, 4/15/2027 (b)	60,000	56,581
Western Midstream Operating L.P. 5.50%, 8/15/2048	210,000	172,126
		2,561,826
REAL ESTATE — 0.6%
Howard Hughes Corp.:
4.13%, 2/1/2029 (b)	190,000	147,199
5.38%, 8/1/2028 (b)	470,000	393,883
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	250,000	205,280
		746,362
REAL ESTATE INVESTMENT TRUSTS — 2.7%
Diversified Healthcare Trust 9.75%, 6/15/2025	115,000	113,636
Iron Mountain, Inc.:
5.63%, 7/15/2032 (b)	540,000	457,007
REIT, 4.50%, 2/15/2031 (b)	460,000	376,754
iStar, Inc. 4.25%, 8/1/2025	160,000	148,125
MPT Operating Partnership L.P./MPT Finance Corp.:
3.50%, 3/15/2031	60,000	46,886
4.63%, 8/1/2029	140,000	123,600
5.00%, 10/15/2027	300,000	275,091
New Residential Investment Corp. 6.25%, 10/15/2025 (b)	290,000	252,735
SBA Communications Corp. 3.13%, 2/1/2029	140,000	114,537
Service Properties Trust:
3.95%, 1/15/2028	200,000	138,798
Security Description	Principal Amount	Value
4.75%, 10/1/2026	$ 40,000	$ 29,143
Starwood Property Trust, Inc.:
3.63%, 7/15/2026 (b)	130,000	110,520
4.38%, 1/15/2027 (b)	880,000	766,858
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC 6.00%, 1/15/2030 (b)	185,000	128,168
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC 6.50%, 2/15/2029 (b)	200,000	146,426
		3,228,284
RETAIL — 3.1%
1011778 BC ULC/New Red Finance, Inc.:
3.50%, 2/15/2029 (b)	50,000	42,347
3.88%, 1/15/2028 (b)	830,000	721,975
4.38%, 1/15/2028 (b)	50,000	44,161
Asbury Automotive Group, Inc.:
4.63%, 11/15/2029 (b)	150,000	123,906
5.00%, 2/15/2032 (b)	290,000	237,208
Bloomin' Brands, Inc./OSI Restaurant Partners LLC 5.13%, 4/15/2029 (b)	100,000	85,078
Dave & Buster's, Inc. 7.63%, 11/1/2025 (b)	90,000	89,130
FirstCash, Inc.:
4.63%, 9/1/2028 (b)	470,000	405,831
5.63%, 1/1/2030 (b)	100,000	87,591
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (b)	50,000	42,343
Macy's Retail Holdings LLC:
4.50%, 12/15/2034	200,000	142,458
6.13%, 3/15/2032 (b)	100,000	83,418
Murphy Oil USA, Inc. 3.75%, 2/15/2031 (b)	160,000	136,437
Papa John's International, Inc. 3.88%, 9/15/2029 (b)	140,000	115,128
Penske Automotive Group, Inc. 3.75%, 6/15/2029	100,000	83,278
Sonic Automotive, Inc.:
4.63%, 11/15/2029 (b)	100,000	77,560
4.88%, 11/15/2031 (b)	140,000	105,595
Superior Plus L.P./Superior General Partner, Inc. 4.50%, 3/15/2029 (b)	190,000	161,426
Yum! Brands, Inc.:
3.63%, 3/15/2031	280,000	236,986
4.63%, 1/31/2032	402,000	355,111
4.75%, 1/15/2030 (b)	240,000	218,021
		3,594,988
SEMICONDUCTORS — 0.4%
Entegris, Inc.:
3.63%, 5/1/2029 (b)	70,000	58,512
4.38%, 4/15/2028 (b)	350,000	312,581

See accompanying notes to financial statements.
20

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Synaptics, Inc. 4.00%, 6/15/2029 (b)	$ 140,000	$ 113,791
		484,884
SOFTWARE — 1.8%
Fair Isaac Corp. 4.00%, 6/15/2028 (b)	510,000	451,585
MSCI, Inc. 3.63%, 9/1/2030 (b)	300,000	250,170
Open Text Corp. 3.88%, 2/15/2028 (b)	640,000	568,531
PTC, Inc. 4.00%, 2/15/2028 (b)	250,000	231,050
SS&C Technologies, Inc. 5.50%, 9/30/2027 (b)	510,000	479,543
Ziff Davis, Inc. 4.63%, 10/15/2030 (b)	150,000	128,223
		2,109,102
TELECOMMUNICATIONS — 2.2%
CommScope, Inc. 8.25%, 3/1/2027 (b)	300,000	238,743
Consolidated Communications, Inc. 6.50%, 10/1/2028 (b)	300,000	255,147
Frontier Communications Holdings LLC 6.75%, 5/1/2029 (b)	300,000	246,624
Hughes Satellite Systems Corp.:
5.25%, 8/1/2026	220,000	203,434
6.63%, 8/1/2026	200,000	175,032
Lumen Technologies, Inc.:
5.38%, 6/15/2029 (b)	290,000	230,054
4.50%, 1/15/2029 (b)	140,000	104,471
Series P, 7.60%, 9/15/2039	150,000	118,416
Series U, 7.65%, 3/15/2042	265,000	203,748
Sprint Corp. 7.63%, 3/1/2026	100,000	105,483
T-Mobile USA, Inc. 2.63%, 4/15/2026	150,000	136,155
ViaSat, Inc. 6.50%, 7/15/2028 (b)	605,000	420,409
Viavi Solutions, Inc. 3.75%, 10/1/2029 (b)	140,000	117,748
		2,555,464
TOYS/GAMES/HOBBIES — 0.1%
Mattel, Inc. 5.88%, 12/15/2027 (b)	100,000	97,756
Security Description	Principal Amount	Value
TRANSPORTATION — 0.2%
Cargo Aircraft Management, Inc. 4.75%, 2/1/2028 (b)	$ 110,000	$ 100,456
Danaos Corp. 8.50%, 3/1/2028 (b)	100,000	99,350
		199,806
TOTAL CORPORATE BONDS & NOTES (Cost $62,919,328)		56,860,194
	Shares
SHORT-TERM INVESTMENT — 2.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (d) (e) (Cost $2,996,829)	2,996,829	2,996,829
TOTAL INVESTMENTS — 98.2% (Cost $124,509,767)		115,170,845
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.8%		2,140,732
NET ASSETS — 100.0%		$ 117,311,577
(a)	The rate shown represents the rate at June 30, 2022.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 36.9% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2022.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CVR	Contingent Value Rights
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.
21

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

At June 30, 2022, the Fund had unfunded loan commitments of $42,683, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
Athenahealth, Inc.	42,683	40,163	(2,520)

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 56,860,194	$—	$ 56,860,194
Asset-Backed Securities	—	2,977,884	—	2,977,884
Senior Floating Rate Loans	—	52,335,938	—	52,335,938
Short-Term Investment	2,996,829	—	—	2,996,829
TOTAL INVESTMENTS	$2,996,829	$112,174,016	$—	$115,170,845
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans(a)	—	(2,520)	—	(2,520)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ (2,520)	$—	$ (2,520)
(a)	Unfunded loan commitments are valued at unrealized appreciation (depreciation).

Affiliate Table
	Number of Shares Held at 02/17/22*	Value at 02/17/22*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$145,675,129	$142,678,300	$—	$—	2,996,829	$2,996,829	$17,063
*	Commencement of operations.
See accompanying notes to financial statements.
22

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS
June 30, 2022

Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 91.9% (a)
ADVERTISING SERVICES — 0.3%
AppLovin Corp.:
Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.25% 5.50%, 8/15/2025	$ 10,089,432	$ 9,677,481
Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.00% 5.25%, 10/25/2028	15,157,614	14,425,046
CMG Media Corp. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 12/17/2026	1,025,025	947,339
Red Ventures, LLC Senior Secured 2020 Term Loan B2, 1 Month USD LIBOR + 2.50% 4.17%, 11/8/2024	551,261	538,857
		25,588,723
AEROSPACE & DEFENSE — 0.8%
Dynasty Acquisition Co., Inc.:
Senior Secured 2020 CAD Term Loan B2, 1 Month USD LIBOR + 3.50% 5.17%, 4/6/2026	4,848,825	4,485,163
Senior Secured 2020 Term Loan B1, 1 Month USD LIBOR + 3.50% 5.17%, 4/6/2026	9,019,824	8,343,337
TransDigm, Inc.:
Senior Secured 2020 Term Loan E, 1 Month USD LIBOR + 2.25% 3.92%, 5/30/2025	1,187,353	1,131,352
Senior Secured 2020 Term Loan F, 1 Month USD LIBOR + 2.25% 3.92%, 12/9/2025	58,584,334	55,704,035
Senior Secured 2020 Term Loan G, 1 Month USD LIBOR + 2.25% 3.92%, 8/22/2024	1,150,421	1,112,733
		70,776,620
AIR FREIGHT & LOGISTICS — 0.3%
Kenan Advantage Group, Inc. Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.75% 5.38%, 3/24/2026	9,476,715	8,931,803
Security Description	Principal Amount	Value
Worldwide Express Operations, LLC Senior Secured 2021 1st Lien Term Loan, 3 Month USD LIBOR + 4.25% 6.25%, 7/26/2028	$ 13,297,145	$ 12,148,937
		21,080,740
AIRLINES — 1.9%
AAdvantage Loyalty IP Ltd. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75% 5.81%, 4/20/2028	41,162,575	39,376,325
Air Canada Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50% 4.25%, 8/11/2028	236,347	218,031
American Airlines, Inc.:
Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 1.75% 3.40%, 1/29/2027	1,430,859	1,266,310
Senior Secured 2017 Incremental Term Loan, 6 Month USD LIBOR + 2.00% 2.84%, 12/15/2023	59,353,084	57,587,626
Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 3.37%, 6/27/2025	13,946,831	12,421,466
Mileage Plus Holdings, LLC Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 5.25% 7.31%, 6/21/2027	9,459,195	9,369,333
SkyMiles IP Ltd. Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75% 4.81%, 10/20/2027	778,136	775,218
United Airlines, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75% 5.39%, 4/21/2028	39,639,563	37,013,640
		158,027,949
AUTO COMPONENTS — 0.0% (b)
Clarios Global LP Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 4/30/2026	2,352,967	2,202,966

See accompanying notes to financial statements.
23

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
USI, Inc. Senior Secured 2017 Repriced Term Loan, 3 Month USD LIBOR + 3.00% 5.25%, 5/16/2024	$ 1,322,461	$ 1,270,805
		3,473,771
BEVERAGES — 0.3%
Triton Water Holdings, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50% 5.75%, 3/31/2028	25,644,279	22,795,969
BROADCAST SERV/PROGRAM — 0.0% (b)
E.W. Scripps Company (The) Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 2.56% 4.23%, 5/1/2026	2,992,308	2,872,989
BUILDING PRODUCTS — 0.1%
CP Atlas Buyer, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 11/23/2027	8,817,000	7,781,003
Quikrete Holdings, Inc. Senior Secured 2021 Term Loan B1, 6/11/2028 (c)	1,125,000	1,120,078
		8,901,081
CAPITAL MARKETS — 0.2%
AqGen Ascensus, Inc. Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 6.50% 7.50%, 8/2/2029	7,194,340	6,744,694
LPL Holdings, Inc. Senior Secured 2019 Term Loan B1, 11/12/2026 (c)	11,554,865	11,347,859
		18,092,553
CASINO SERVICES — 0.6%
Stars Group Holdings B.V. Senior Secured 2018 USD Incremental Term Loan, 3 Month USD LIBOR + 2.25% 4.50%, 7/21/2026	57,448,297	54,801,654
CHEMICALS — 0.4%
Atotech B.V. Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.50% 4.17%, 3/18/2028	1,059,904	1,015,298
Security Description	Principal Amount	Value
Axalta Coating Systems US Holdings, Inc. Senior Secured USD Term Loan B3, 3 Month USD LIBOR + 1.75% 4.00%, 6/1/2024	$ 997,974	$ 976,632
CPC Acquisition Corp. Senior Secured Term Loan, 3 Month USD LIBOR + 3.75% 6.00%, 12/29/2027	29,113,570	25,668,416
Ineos US Finance, LLC Senior Secured 2017 USD Term Loan B, 1 Month USD LIBOR + 2.00% 3.67%, 4/1/2024	4,227,388	4,099,911
Messer Industries GmbH Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 2.50% 4.75%, 3/2/2026	991,121	949,930
SCIH Salt Holdings, Inc. Senior Secured 2021 Incremental Term Loan B, 6 Month USD LIBOR + 4.00% 4.75%, 3/16/2027	1,754,535	1,572,502
Starfruit Finco B.V Senior Secured 2018 USD Term Loan B, 3 Month USD LIBOR + 3.00% 5.25%, 10/1/2025	1,019,775	967,191
		35,249,880
COMMERCIAL SERVICES — 1.8%
Allied Universal Holdco, LLC Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 5/12/2028	128,628,196	118,177,155
Galaxy U.S. Opco, Inc. Senior Secured Term Loan, 1 Month SOFR CME + 4.75% 6.28%, 4/29/2029	1,529,070	1,439,237
Inmar Holdings, Inc. Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 4.00% 5.67%, 5/1/2024	1,031,134	972,488
Sabre GLBL Inc. Senior Secured 2022 Term Loan B, 1 Month SOFR + 4.25% 5.88%, 6/30/2028	1,794,334	1,692,290
Spin Holdco Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.00% 5.61%, 3/4/2028	1,324,153	1,222,856

See accompanying notes to financial statements.
24

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Vaco Holdings, LLC Senior Secured 2022 Term Loan, 3 Month SOFR + 5.00% 7.20%, 1/21/2029	$ 6,396,429	$ 6,172,554
Verscend Holding Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 8/27/2025	17,304,846	16,612,652
VT Topco, Inc.:
2021 Delayed Draw Term Loan , 8/1/2025	300,940	291,159
Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.25% 5.17%, 8/1/2025	1,084,526	1,038,776
Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 3.75% 5.42%, 8/1/2025	8,208,494	7,993,021
		155,612,188
COMMERCIAL SERVICES & SUPPLIES — 3.1%
ADMI Corp. Senior Secured 2021 Incremental Term Loan B3, 1 Month USD LIBOR + 3.50% 5.17%, 12/23/2027	1,014,635	932,622
Aramark Services, Inc. Senior Secured 2018 Term Loan B3, 1 Month USD LIBOR + 1.75% 3.42%, 3/11/2025	2,000,000	1,926,000
Asurion, LLC:
Senior Secured 2018 Term Loan B6, 1 Month USD LIBOR + 3.13% 4.79%, 11/3/2023	1,685,339	1,624,069
Senior Secured 2018 Term Loan B7, 1 Month USD LIBOR + 3.00% 4.67%, 11/3/2024	4,914,327	4,621,924
Senior Secured 2020 Term Loan B8, 1 Month USD LIBOR + 3.25% 4.92%, 12/23/2026	10,626,395	9,663,431
Senior Secured 2021 2nd Lien Term Loan B3, 1 Month USD LIBOR + 5.25% 6.92%, 1/31/2028	83,890,910	72,041,319
Senior Secured 2021 Term Loan B9, 7/31/2027 (c)	11,131,287	10,101,643
Covanta Holding Corp.:
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.50% 4.17%, 11/30/2028	10,024,448	9,505,683
Security Description	Principal Amount	Value
Senior Secured 2021 Term Loan C, 1 Month USD LIBOR + 2.50% 4.17%, 11/30/2028	$ 752,777	$ 713,821
Emerald TopCo, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50% 4.74%, 7/24/2026	998,181	937,292
Energize HoldCo, LLC Senior Secured 2021 First Lien Term Loan, 3 Month USD LIBOR + 3.75% 6.00%, 12/8/2028	18,062,746	17,054,303
Garda World Security Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25% 5.90%, 10/30/2026	9,204,700	8,560,371
GFL Environmental, Inc. Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.00% 4.24%, 5/30/2025	896,752	876,575
Learning Care Group, Inc. Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 3.25% 4.47%, 3/13/2025	8,303,052	7,711,460
McGraw-Hill Global Education Holdings, LLC Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.75% 5.55%, 7/28/2028	65,991,250	59,941,832
Prime Security Services Borrower, LLC Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 2.75% 3.50%, 9/23/2026	42,698,562	39,967,775
Seminole Tribe of Florida Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 7/8/2024	17,457,881	17,438,241
SSH Group Holdings, Inc. Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 4.25% 6.50%, 7/30/2025	134,356	125,892
		263,744,253
COMMUNICATIONS EQUIPMENT — 1.6%
Cogeco Financing 2 LP Senior Secured 2021 Incremental Term Loan B, 1 Month USD LIBOR + 2.50% 4.17%, 9/1/2028	7,140,701	6,837,221

See accompanying notes to financial statements.
25

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
CommScope, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 4/6/2026	$ 57,049,585	$ 51,487,535
Plantronics, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 2.50% 4.17%, 7/2/2025	1,594,360	1,574,288
Zayo Group Holdings, Inc. Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.00% 4.67%, 3/9/2027	85,317,217	78,987,106
		138,886,150
COMPUTER SERVICES — 0.2%
ConvergeOne Holdings, Inc. Senior Secured 2019 Term Loan, 1 Month USD LIBOR + 5.00% 6.67%, 1/4/2026	18,846,556	16,208,132
Genuine Financial Holdings LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 7/11/2025	1,171,021	1,117,154
		17,325,286
COMPUTERS — 1.1%
Magenta Buyer, LLC Senior Secured 2021 USD 1st Lien Term Loan, 3 Month USD LIBOR + 5.00% 6.23%, 7/27/2028	92,291,242	83,226,857
Park Place Technologies, LLC Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 5.00% 6.63%, 11/10/2027	5,152,213	4,967,584
Virtusa Corp.:
Senior Secured 2022 Incremental Term Loan, 1 Month SOFR + 3.75% 5.38%, 2/15/2029	1,969,307	1,867,563
Senior Secured First Lien Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 2/11/2028	1,740,057	1,650,070
		91,712,074
Security Description	Principal Amount	Value
CONSTRUCTION & ENGINEERING — 0.0% (b)
DG Investment Intermediate Holdings 2, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 3/31/2028	$ 1,202,942	$ 1,127,385
Pike Corp. Senior Secured 2021 Incremental Term Loan B, 1 Month USD LIBOR + 3.00% 4.67%, 1/21/2028	1,000,000	953,540
		2,080,925
CONSTRUCTION MATERIALS — 0.0% (b)
Quikrete Holdings, Inc. Senior Secured 2016 1st Lien Term Loan, 1 Month USD LIBOR + 2.63% 4.29%, 2/1/2027	1,089,325	1,022,876
CONTAINERS & PACKAGING — 0.3%
Berry Global, Inc. Senior Secured 2021 Term Loan Z, 1 Month USD LIBOR + 1.75% 3.00%, 7/1/2026	28,827,064	27,918,290
COSMETICS & TOILETRIES — 1.7%
Solis IV BV Senior Secured USD Term Loan B1, 3 Month SOFR + 3.50% 4.84%, 2/26/2029	84,108,695	72,714,911
Sunshine Luxembourg VII SARL Senior Secured 2021 Term Loan B3, 3 Month USD LIBOR + 3.75% 6.00%, 10/1/2026	76,866,129	71,402,869
		144,117,780
DISTRIBUTORS — 0.2%
American Tire Distributors Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 6.25% 7.00%, 10/20/2028	21,245,384	20,140,624
DIVERSIFIED CONSUMER SERVICES — 0.0% (b)
Bright Horizons Family Solutions, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25% 3.92%, 11/24/2028	438,916	420,262

See accompanying notes to financial statements.
26

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
St. George's University Scholastic Services Senior Secured 2022 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 2/10/2029	$ 45,129	$ 42,647
		462,909
DIVERSIFIED FINAN SERV — 0.0% (b)
Apex Group Treasury, LLC Senior Secured 2021 USD Incremental Term Loan, 3 Month USD LIBOR + 3.75% 5.32%, 7/27/2028	1,433,735	1,362,048
DIVERSIFIED FINANCIAL SERVICES — 4.2%
Advisor Group, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.50% 6.17%, 7/31/2026	1,063,591	1,014,496
AlixPartners, LLP Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.75% 4.42%, 2/4/2028	11,293,471	10,769,341
Apex Group Treasury, LLC Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.75% 6.00%, 7/27/2028	1,041,720	989,633
Atlas CC Acquisition Corp.:
Senior Secured Term Loan B, 3 Month USD LIBOR + 4.25% 5.82%, 5/25/2028	8,909,225	8,257,782
Senior Secured Term Loan C, 3 Month USD LIBOR + 4.25% 5.82%, 5/25/2028	1,810,772	1,678,369
Camelot U.S. Acquisition, LLC Senior Secured 2020 Incremental Term Loan B, 1 Month USD LIBOR + 3.00% 4.67%, 10/30/2026	1,130,939	1,069,207
Clydesdale Acquisition Holdings, Inc. Senior Secured Term Loan B, 1 Month SOFR CME + 4.25% 5.88%, 4/13/2029	65,599,143	61,499,196
Deerfield Dakota Holding, LLC Senior Secured 2020 USD Term Loan B, 1 Month SOFR CME + 3.75% 5.28%, 4/9/2027	1,937,696	1,819,622
DirecTV Financing, LLC Senior Secured Term Loan, 1 Month USD LIBOR + 5.00% 6.67%, 8/2/2027	163,091,337	150,622,189
Security Description	Principal Amount	Value
Minotaur Acquisition, Inc. Senior Secured Term Loan B, 1 Month SOFR CME + 4.75% 5.90%, 3/27/2026	$ 21,751,071	$ 20,645,356
Trans Union, LLC Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 1.75% 3.42%, 11/16/2026	13,032,203	12,337,196
William Morris Endeavor Entertainment, LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 2.75% 4.42%, 5/18/2025	87,745,181	82,872,252
		353,574,639
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
CenturyLink, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 2.25% 3.92%, 3/15/2027	92,312,310	85,129,028
Intelsat Jackson Holdings SA Senior Secured 2021 Exit Term Loan B, 6 Month SOFR + 4.25% 4.92%, 2/1/2029	1,795,387	1,651,433
Level 3 Financing, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 3/1/2027	101,178,842	94,012,344
Numericable Group SA Senior Secured USD Term Loan B11, 3 Month USD LIBOR + 2.75% 3.99%, 7/31/2025	10,390,855	9,468,667
Telesat Canada Senior Secured Term Loan B5, 1 Month USD LIBOR + 2.75% 4.42%, 12/7/2026	8,586,824	6,042,977
		196,304,449
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
CPI International, Inc. Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50% 4.74%, 7/26/2024	15,350,257	15,228,683

See accompanying notes to financial statements.
27

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
ENTERTAINMENT — 3.3%
AMC Entertainment Holdings, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.00% 4.20%, 4/22/2026	$ 67,821,943	$ 57,360,408
AP Gaming I, LLC Senior Secured 2022 Term Loan B, 1 Month SOFR + 4.00% 6.20%, 2/15/2029	31,233,823	29,945,428
Crown Finance US, Inc.:
Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 2.50% 4.00%, 2/28/2025	52,948,872	33,766,025
Senior Secured 2019 Incremental Term Loan, 3 Month USD LIBOR + 2.75% 4.25%, 9/30/2026	41,043,316	25,414,021
Delta 2 (LUX) SARL Senior Secured 2018 USD Term Loan, 1 Month USD LIBOR + 2.50% 4.17%, 2/1/2024	42,234,106	41,289,118
Fertitta Entertainment, LLC Senior Secured 2022 Term Loan B, 1 Month SOFR + 4.00% 5.53%, 1/27/2029	8,665,257	8,015,406
Motion Finco SARL Senior Secured Delayed Draw Term Loan B2, 3 Month USD LIBOR + 3.25% 5.50%, 11/12/2026	7,710,214	7,144,785
NASCAR Holdings, Inc Senior Secured Term Loan B, 1 Month USD LIBOR + 2.50% 4.17%, 10/19/2026	5,749,244	5,543,708
SMG U.S. Midco 2, Inc. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 2.50% 4.17%, 1/23/2025	20,475,610	19,247,074
UFC Holdings, LLC Senior Secured 2021 Term Loan B, 6 Month USD LIBOR + 2.75% 3.50%, 4/29/2026	31,870,979	29,783,430
WMG Acquisition Corp. Senior Secured 2021 Term Loan G, 1 Month USD LIBOR + 2.13% 3.79%, 1/20/2028	21,291,464	20,506,341
		278,015,744
FIDUCIARY BANKS — 0.2%
AqGen Island Holdings, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50% 5.81%, 8/2/2028	16,422,750	15,355,271
Security Description	Principal Amount	Value
FINANCE-CREDIT CARD — 0.5%
Paysafe Holdings (US) Corp. Senior Secured USD Term Loan B1, 1 Month USD LIBOR + 2.75% 4.42%, 6/28/2028	$ 46,185,093	$ 42,634,845
FOOD & BEVERAGE — 0.1%
Caesars Resort Collection, LLC Senior Secured 2020 Term Loan B1, 1 Month USD LIBOR + 3.50% 5.17%, 7/21/2025	7,480,964	7,229,417
FOOD & STAPLES RETAILING — 0.0% (b)
US Foods, Inc. Senior Secured 2019 Term Loan B, 3 Month USD LIBOR + 2.00% 3.57%, 9/13/2026	2,027,222	1,915,988
FOOD-MISC/DIVERSIFIED — 0.2%
Froneri International Ltd. Senior Secured 2020 USD Term Loan, 1 Month USD LIBOR + 2.25% 3.92%, 1/29/2027	4,275,058	3,945,537
Skopima Merger Sub, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 5/12/2028	14,085,382	12,940,945
		16,886,482
GAMING & ENTERTAINMENT — 0.0% (b)
PCI Gaming Authority Senior Secured Term Loan, 1 Month USD LIBOR + 2.50% 4.17%, 5/29/2026	1,500,000	1,440,833
HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
Carestream Health, Inc.:
Senior Secured 2020 Extended 2nd Lien PIK Term Loan, 8.00%, 8/8/2023	17,472,426	15,128,151
Senior Secured 2020 Extended Term Loan, 3 Month USD LIBOR + 6.75% 9.50%, 5/8/2023	4,790,749	4,765,598

See accompanying notes to financial statements.
28

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Gainwell Acquisition Corp. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00% 6.25%, 10/1/2027	$ 102,418,571	$ 97,137,869
		117,031,618
HEALTH CARE PROVIDERS & SERVICES — 6.8%
Auris Luxembourg III SARL Senior Secured 2019 USD Term Loan B2, 6 Month USD LIBOR + 3.75% 5.58%, 2/27/2026	1,560,780	1,416,408
Bausch & Lomb, Inc. Senior Secured Term Loan, 1 Month SOFR CME + 3.25% 4.55%, 5/10/2027	45,502,890	42,522,451
Covenant Surgical Partners, Inc.:
Senior Secured 2019 Delayed Draw Term Loan, 4.00%, 7/1/2026	332,954	313,809
Senior Secured 2019 Term Loan, 1 Month USD LIBOR + 4.00% 5.62%, 7/1/2026	1,619,557	1,526,432
Curia Global, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.75% 4.99%, 8/30/2026	1,035,502	980,278
DaVita, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 8/12/2026	77,980,182	72,468,153
Embecta Corp. Senior Secured Term Loan B, 3 Month SOFR CME + 3.00% 5.05%, 3/30/2029	1,648,043	1,635,172
Envision Healthcare Corp. Senior Secured 2018 Revolver, 10/11/2023 (c)	11,164,500	8,792,044
Horizon Therapeutics USA, Inc. Senior Secured 2021 Term Loan B2, 1 Month USD LIBOR + 1.75% 3.38%, 3/15/2028	63,792,495	61,779,204
ICON Luxembourg SARL:
Senior Secured LUX Term Loan, 3 Month USD LIBOR + 2.25% 4.56%, 7/3/2028	86,972,686	84,248,702
Senior Secured US Term Loan, 3 Month USD LIBOR + 2.25% 4.56%, 7/3/2028	21,746,906	21,065,793
Security Description	Principal Amount	Value
Lifescan Global Corp. Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 6.00% 6.96%, 10/1/2024	$ 13,180,207	$ 11,620,527
Medline Borrower, LP Senior Secured USD Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 10/23/2028	184,266,275	171,454,241
National Mentor Holdings, Inc.:
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.75% 6.01%, 3/2/2028	40,954,387	35,696,253
Senior Secured 2021 Term Loan C, 3 Month USD LIBOR + 3.75% 6.01%, 3/2/2028	1,289,532	1,123,969
Owens & Minor, Inc. Senior Secured 2022 Term Loan B, 1 Month SOFR CME + 3.75% 4.25%, 3/29/2029	2,231,695	2,220,536
Pediatric Associates Holding Company, LLC:
2022 Delayed Draw Term Loan, 12/29/2028	68,011	63,761
Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25% 5.08%, 12/29/2028	897,750	841,641
Phoenix Guarantor, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 3/5/2026	2,574,525	2,555,616
Radnet Management, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.00% 4.62%, 4/21/2028	1,004,416	957,128
Surgery Center Holdings, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 4.95%, 8/31/2026	1,049,659	981,106
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 2.75% 4.42%, 2/6/2024	51,407,907	45,939,390
Vizient, Inc. Senior Secured 2022 Term Loan B, 1 Month SOFR CME + 2.25% 3.68%, 4/28/2029	4,381,282	4,357,426

See accompanying notes to financial statements.
29

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
WP CityMD Bidco, LLC Senior Secured 2021 1st Lien Term Loan B, 3 Month USD LIBOR + 3.25% 5.50%, 12/22/2028	$ 1,006,348	$ 950,369
		575,510,409
HEALTH CARE TECHNOLOGY — 1.3%
Change Healthcare Holdings, LLC Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 2.50% 4.17%, 3/1/2024	115,217,258	112,438,218
MJH Healthcare Holdings, LLC Senior Secured 2022 Term Loan B, 1 Month SOFR + 3.60% 5.11%, 1/28/2029	1,038,702	981,574
		113,419,792
HOME FURNISHINGS — 0.4%
AI Aqua Merger Sub, Inc.:
Senior Secured 2021 1st Lien Term Loan B, 1 Month SOFR + 3.75% 4.83%, 7/31/2028	26,284,583	24,017,538
Senior Secured 2022 Delayed Draw Term loan, 7/31/2028 (c)	1,666,667	1,519,450
Senior Secured 2022 Term Loan B, 7/31/2028 (c)	7,333,333	6,685,580
		32,222,568
HOTELS, RESTAURANTS & LEISURE — 6.0%
1011778 B.C. Unlimited Liability Co. Senior Secured Term Loan B4, 1 Month USD LIBOR + 1.75% 3.42%, 11/19/2026	123,750,566	118,491,167
Alterra Mountain Co. Senior Secured 2021 Series B-2 Consenting Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 8/17/2028	996,773	950,672
Aristocrat Technologies, Inc. Senior Secured 2022 Term Loan B, 3 Month SOFR CME + 2.25% 4.40%, 5/24/2029	2,989,011	2,896,352
Security Description	Principal Amount	Value
Caesars Resort Collection, LLC Senior Secured 2017 1st Lien Term Loan B, 1 Month USD LIBOR + 2.75% 4.42%, 12/23/2024	$ 131,001,660	$ 126,457,213
Four Seasons Hotels, Ltd. Senior Secured New 1st Lien Term Loan, 1 Month USD LIBOR + 2.00% 3.67%, 11/30/2023	33,335,021	33,050,339
Marriott Ownership Resorts, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 8/29/2025	3,200,000	3,060,000
Motion Finco SARL Senior Secured USD Term Loan B1, 3 Month USD LIBOR + 3.25% 5.50%, 11/12/2026	60,793,569	56,335,273
Penn National Gaming, Inc. Senior Secured 2022 Term Loan B, 1 Month SOFR CME + 2.75% 4.38%, 5/3/2029	17,848,125	17,167,754
Peraton Corp. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 2/1/2028	113,678,945	107,061,125
Scientific Games International, Inc. Senior Secured 2022 USD Term Loan, 1 Month SOFR CME + 3.00% 4.36%, 4/14/2029	34,574,416	32,924,871
Six Flags Theme Parks, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 4/17/2026	2,000,000	1,928,400
Twin River Worldwide Holdings, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25% 4.37%, 10/2/2028	6,784,280	6,318,912
Wyndham Hotels & Resorts, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 5/30/2025	4,021,533	3,897,308
		510,539,386

See accompanying notes to financial statements.
30

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
HOUSEHOLD PRODUCTS — 0.1%
Reynolds Consumer Products, LLC Senior Secured Term Loan, 1 Month USD LIBOR + 1.75% 3.42%, 2/4/2027	$ 7,666,275	$ 7,389,254
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.6%
Calpine Corp.:
Senior Secured 2019 Term Loan B10, 1 Month USD LIBOR + 2.00% 3.67%, 8/12/2026	10,791,142	10,265,074
Senior Secured 2020 Term Loan B5, 1 Month USD LIBOR + 2.50% 4.17%, 12/16/2027	6,408,418	6,112,029
Vistra Operations Co., LLC Senior Secured 1st Lien Term Loan B3, 1 Month USD LIBOR + 1.75% 3.42%, 12/31/2025	35,398,661	33,982,714
		50,359,817
INDUSTRIAL CONGLOMERATES — 0.2%
Anvil International, LLC Senior Secured 2019 1st Lien Term Loan, 3 Month USD LIBOR + 5.00% 6.24%, 5/28/2026	4,356,913	4,055,109
Magenta Buyer, LLC Senior Secured 2021 USD 2nd Lien Term Loan, 3 Month USD LIBOR + 8.25% 9.48%, 7/27/2029	17,916,666	16,468,373
		20,523,482
INSURANCE — 3.0%
Acrisure, LLC:
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 2/15/2027	67,385,377	62,061,933
Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 4.25% 5.92%, 2/15/2027	16,064,944	15,208,201
Senior Secured 2021 Incremental Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 2/15/2027	3,473,750	3,260,983
Security Description	Principal Amount	Value
Alliant Holdings Intermediate, LLC:
Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 5/9/2025	$ 1,116,010	$ 1,053,435
Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 3.50% 5.01%, 11/6/2027	1,145,383	1,068,929
AmWINS Group, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25% 3.92%, 2/19/2028	5,223,605	4,950,829
AssuredPartners, Inc.:
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 2/12/2027	2,372,165	2,228,353
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 2/12/2027	4,512,307	4,241,568
Senior Secured 2022 Term Loan, 2/12/2027 (c)	5,773,530	5,398,251
Asurion, LLC Senior Secured 2021 Second Lien Term Loan B4, 1 Month USD LIBOR + 5.25% 6.92%, 1/20/2029	87,185,239	74,499,786
Baldwin Risk Partners, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50% 4.69%, 10/14/2027	1,071,065	1,021,528
Broadstreet Partners, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.00% 4.67%, 1/27/2027	1,705,650	1,608,649
Hub International, Ltd.:
Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.00% 4.21%, 4/25/2025	32,123,340	30,497,096
Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25% 4.50%, 4/25/2025	44,802,779	42,611,027
Hyperion Insurance Group Ltd. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25% 4.94%, 11/12/2027	1,027,816	972,858

See accompanying notes to financial statements.
31

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
NFP Corp. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.25% 4.92%, 2/15/2027	$ 1,792,114	$ 1,661,289
Sedgwick Claims Management Services, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 12/31/2025	4,455,132	4,195,621
		256,540,336
INTERACTIVE MEDIA & SERVICES — 0.4%
Go Daddy Operating Co., LLC Senior Secured 2017 Repriced Term Loan, 1 Month USD LIBOR + 1.75% 3.42%, 2/15/2024	28,392,565	27,523,042
Ivanti Software, Inc. Senior Secured 2021 Add On Term Loan B, 1 Month USD LIBOR + 4.00% 5.61%, 12/1/2027	3,311,144	2,839,323
		30,362,365
INTERNET & CATALOG RETAIL — 0.3%
Shutterfly, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 5.00% 6.67%, 9/25/2026	26,881,374	21,854,557
INTERNET SECURITY — 0.0% (b)
Proofpoint, Inc. Senior Secured 2nd Lien Term Loan, 1 Month USD LIBOR + 3.25% 7.82%, 8/31/2029	3,678,427	3,543,557
INVESTMENT COMPANIES — 0.0% (b)
AL GCX Holdings, LLC Senior Secured Term Loan B, 3 Month SOFR CME + 3.75% 4.70%, 5/17/2029	984,127	961,167
IT SERVICES — 1.5%
Ahead DB Holdings, LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75% 6.01%, 10/18/2027	1,785,670	1,684,779
CoreLogic, Inc. Senior Secured Term Loan, 1 Month USD LIBOR + 3.50% 5.19%, 6/2/2028	88,966,239	74,553,708
Security Description	Principal Amount	Value
Fleetcor Technologies Operating Co., LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 1.75% 3.42%, 4/28/2028	$ 7,326,766	$ 7,065,750
TierPoint, LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 5/5/2026	1,745,167	1,636,094
WEX, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.25% 3.92%, 3/31/2028	46,634,193	44,958,394
		129,898,725
LASERS-SYST/COMPONENTS — 0.3%
II-VI, Inc. Senior Secured 2021 Bridge Term Loan B, 1/14/2028 (c)	22,429,827	21,560,672
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Cinemark USA, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 4.01%, 3/31/2025	12,081,915	11,441,694
LEISURE INDUSTRY — 0.3%
Carnival Corp. Senior Secured 2021 Incremental Term Loan B, 6 Month USD LIBOR + 3.25% 6.13%, 10/18/2028	25,540,695	22,986,625
LEISURE&REC/GAMES (b) — 0.0%
Scientific Games Holdings LP Senior Secured 2022 USD Term Loan B, 1 Month SOFR + 3.50% 4.18%, 4/4/2029	2,000,000	1,857,080
LIFE SCIENCES TOOLS & SERVICES — 0.4%
Avantor Funding, Inc. Senior Secured 2021 Term Loan B5, 1 Month USD LIBOR + 2.25% 3.92%, 11/8/2027	7,010,771	6,758,840
Parexel International Corp. Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 3.25% 4.88%, 11/15/2028	25,654,774	24,160,383
		30,919,223

See accompanying notes to financial statements.
32

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
MACHINERY — 0.0% (b)
Ingersoll-Rand Services Co. Senior Secured 2020 USD Spinco Term Loan, 1 Month USD LIBOR + 1.85% 3.38%, 3/1/2027	$ 3,486,370	$ 3,349,530
MACHINERY-CONSTRUCTION & MINING — 1.0%
Brookfield WEC Holdings, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75% 4.42%, 8/1/2025	60,520,114	57,383,961
Clear Channel Outdoor Holdings, Inc. Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50% 4.74%, 8/21/2026	30,397,555	26,271,087
		83,655,048
MEDIA — 7.4%
Altice Financing SA Senior Secured 2017 USD Term Loan B, 3 Month USD LIBOR + 2.75% 3.79%, 7/15/2025	1,331,275	1,209,797
Charter Communications Operating, LLC:
Senior Secured 2019 Term Loan B1, 1 Month USD LIBOR + 1.75% 3.42%, 4/30/2025	19,736,735	19,278,250
Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 1.75% 3.42%, 2/1/2027	199,319,921	177,344,699
Cogeco Communications (USA) II L.P. Senior Secured Term Loan B, 1 Month USD LIBOR + 2.00% 3.67%, 1/3/2025	403,325	385,175
Colibri Group, LLC Senior Secured 2022 Term Loan, 3 Month SOFR + 5.00% 5.77%, 3/12/2029	1,149,750	1,115,258
Coral-US Co-Borrower, LLC Senior Secured 2020 Term Loan B2, 1 Month USD LIBOR + 2.25% 3.57%, 1/31/2028	17,697,763	16,556,877
CSC Holdings, LLC:
Senior Secured 2017 Term Loan B1, 1 Month USD LIBOR + 2.25% 3.57%, 7/17/2025	34,798,918	32,467,390
Senior Secured 2018 Incremental Term Loan, 1 Month USD LIBOR + 2.25% 3.57%, 1/15/2026	5,971,808	5,572,473
Security Description	Principal Amount	Value
Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 2.50% 3.82%, 4/15/2027	$ 76,745,885	$ 71,525,630
Go Daddy Operating Co., LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.00% 3.06%, 8/10/2027	3,860,229	3,719,814
Gray Television, Inc. Senior Secured 2021 Term Loan D, 1 Month USD LIBOR + 3.00% 4.06%, 12/1/2028	14,203,687	13,631,705
iHeartCommunications, Inc. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00% 4.67%, 5/1/2026	38,137,396	35,531,468
MH Sub I, LLC:
Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.50% 5.42%, 9/13/2024	1,934,897	1,827,278
Senior Secured 2020 Incremental Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 9/13/2024	32,496,754	30,685,060
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.25% 7.92%, 2/23/2029	13,868,141	13,140,063
Nexstar Broadcasting, Inc. Senior Secured 2019 Term Loan B4, 1 Month USD LIBOR + 2.50% 4.17%, 9/18/2026	50,028,206	49,447,879
Radiate Holdco, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 9/25/2026	84,047,661	78,358,895
Telenet Financing USD, LLC Senior Secured 2020 USD Term Loan AR, 1 Month USD LIBOR + 2.00% 3.32%, 4/30/2028	1,956,119	1,815,924
Univision Communications, Inc.:
Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 3/15/2026	1,005,638	952,007
Senior Secured 2022 First Lien Term Loan B, 3 Month SOFR CME + 4.25% 6.25%, 6/8/2029	3,409,091	3,258,511

See accompanying notes to financial statements.
33

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Senior Secured 2022 Term Loan B, 1 Month USD LIBOR + 3.25% 4.92%, 1/31/2029	$ 1,187,025	$ 1,113,578
Senior Secured Term Loan C5, 1 Month USD LIBOR + 2.75% 4.42%, 3/15/2024	5,880,326	5,798,266
UPC Financing Partnership Senior Secured 2021 USD Term Loan AX, 1 Month USD LIBOR + 3.00% 4.32%, 1/31/2029	961,072	916,218
Vertical US Newco, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 3.50% 4.02%, 7/30/2027	7,773,690	7,302,449
Virgin Media Bristol, LLC Senior Secured USD Term Loan N, 1 Month USD LIBOR + 2.50% 3.82%, 1/31/2028	51,447,875	48,332,192
Ziggo Financing Partnership Senior Secured USD Term Loan I, 1 Month USD LIBOR + 2.50% 3.82%, 4/30/2028	1,777,158	1,662,336
		622,949,192
MEDICAL LABS&TESTING SRV — 0.0% (b)
Electron BidCo, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.00% 4.67%, 11/1/2028	1,033,330	970,503
MISCELLANEOUS MANUFACTUR — 0.0% (b)
LTI Holdings, Inc.:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75% 8.42%, 9/6/2026	1,928,424	1,763,303
Senior Secured 2018 Add On 1st Lien Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 9/6/2025	2,264,402	2,112,970
		3,876,273
MRI/MEDICAL DIAG IMAGING — 0.3%
IQVIA, Inc. Senior Secured 2018 USD Term Loan B3, 3 Month USD LIBOR + 1.75% 4.00%, 6/11/2025	1,974,144	1,923,152
Security Description	Principal Amount	Value
Radiology Partners, Inc Senior Secured 2018 1st Lien Term Loan B, 1 Month USD LIBOR + 4.25% 5.85%, 7/9/2025	$ 25,453,305	$ 22,952,518
		24,875,670
OIL, GAS & CONSUMABLE FUELS — 1.5%
Buckeye Partners, L.P. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25% 3.92%, 11/1/2026	30,111,168	28,883,235
EG Group Limited Senior Secured 2018 USD Term Loan B, 3 Month USD LIBOR + 4.00% 6.25%, 2/7/2025	20	20
Oryx Midstream Services Permian Basin, LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 3.25% 4.71%, 10/5/2028	20,822,475	19,868,181
Pacific Gas & Electric Co. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00% 4.69%, 6/23/2025	80,147,938	75,829,967
		124,581,403
PHARMACEUTICALS — 3.1%
Amneal Pharmaceuticals, LLC Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.50% 5.13%, 5/4/2025	1,016,116	922,125
Bausch Health Companies Inc. Senior Secured 2022 Term Loan B, 1 Month SOFR + 5.25% 6.55%, 2/1/2027	46,863,411	40,377,280
Catalent Pharma Solutions, Inc. Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 2.00% 3.63%, 2/22/2028	1,940,438	1,917,880
Elanco Animal Health, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 1.75% 2.81%, 8/1/2027	126,219,082	119,545,248
Grifols Worldwide Operations USA, Inc. Senior Secured USD 2019 Term Loan B, 1 Month USD LIBOR + 2.00% 3.67%, 11/15/2027	38,495,144	36,479,154

See accompanying notes to financial statements.
34

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Jazz Financing Lux SARL Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 5/5/2028	$ 58,858,266	$ 56,301,463
Padagis, LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 4.75% 5.72%, 7/6/2028	5,485,934	5,060,774
		260,603,924
PIPELINES — 0.9%
CQP Holdco LP Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75% 6.00%, 6/5/2028	11,369,643	10,715,889
Freeport LNG Investments, LLLP Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50% 4.56%, 12/21/2028	4,278,287	3,722,109
Lucid Energy Group II Borrower, LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.25% 5.87%, 11/24/2028	48,232,272	47,741,509
TransMontaigne Operating Company L.P. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.50% 5.10%, 11/17/2028	12,032,501	11,428,349
		73,607,856
PROFESSIONAL SERVICES — 0.7%
Anticimex International AB Senior Secured 2021 USD Term Loan B1, 3 Month USD LIBOR + 3.50% 5.10%, 11/16/2028	497,500	471,794
Dun & Bradstreet Corp. Senior Secured Term Loan, 1 Month USD LIBOR + 3.25% 4.87%, 2/6/2026	10,215,901	9,666,796
KUEHG Corp. Senior Secured 2018 Incremental Term Loan, 3 Month USD LIBOR + 3.75% 6.00%, 2/21/2025	20,343,549	19,006,673
Proofpoint, Inc. Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 3.25% 4.82%, 8/31/2028	13,805,939	12,866,652
Security Description	Principal Amount	Value
Trans Union, LLC Senior Secured 2021 Term Loan B6, 1 Month USD LIBOR + 2.25% 3.92%, 12/1/2028	$ 17,414,602	$ 16,645,486
		58,657,401
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.0% (b)
Bright Bidco B.V. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.50% 4.77%, 6/30/2024	3,459,710	1,505,458
RETAIL-BUILDING PRODUCTS — 0.9%
LBM Acquisition, LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 12/17/2027	92,137,184	75,970,333
RETAIL-CATALOG SHOPPING — 0.0% (b)
Medical Solutions Holdings, Inc. Senior Secured 2021 1st Lien Term Loan, 3 Month USD LIBOR + 3.50% 6.38%, 11/1/2028	2,476,021	2,328,078
RETAIL-RESTAURANTS — 2.1%
CT Technologies Intermediate Holdings, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25% 5.92%, 12/16/2025	35,636,089	33,468,168
Hilton Worldwide Finance, LLC Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 1.75% 3.37%, 6/22/2026	24,038,164	23,165,699
IRB Holding Corp.:
Senior Secured 2020 Term Loan B, 6 Month USD LIBOR + 2.75% 4.42%, 2/5/2025	28,152,524	26,762,493
Senior Secured 2022 Term Loan B, 1 Month SOFR + 3.15% 4.24%, 12/15/2027	97,855,741	92,106,716

See accompanying notes to financial statements.
35

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Tacala, LLC Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 2/5/2027	$ 1,026,619	$ 963,040
		176,466,116
ROAD & RAIL — 0.5%
Avis Budget Car Rental, LLC Senior Secured 2022 Term Loan C, 1 Month SOFR + 3.50% 5.13%, 3/16/2029	332,500	319,200
Genesee & Wyoming, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 2.00% 4.25%, 12/30/2026	41,327,581	39,801,147
		40,120,347
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
MKS Instruments, Inc. Senior Secured 2019 Term Loan B6, 2/2/2026 (c)	2,450,863	2,396,871
ON Semiconductor Corp. Senior Secured 2019 Term Loan B, 9/19/2026 (c)	2,796,571	2,774,044
Synaptics, Inc. Senior Secured Term Loan B, 3 Month USD LIBOR + 2.25% 4.36%, 12/2/2028	1,854,148	1,810,938
		6,981,853
SOFTWARE — 17.2%
Applied Systems, Inc.:
Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.00% 5.25%, 9/19/2024	999,330	961,646
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 5.50% 7.75%, 9/19/2025	914,103	887,252
Apttus Corp. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25% 5.62%, 5/8/2028	1,587,805	1,492,537
Athenahealth, Inc.:
2022 Delayed Draw Term Loan, 2/15/2029	2,173,913	2,008,163
Senior Secured 2022 Term Loan B, 1 Month SOFR + 3.50% 5.01%, 2/15/2029	113,232,432	103,540,776
Banff Merger Sub, Inc.:
Senior Secured 2021 USD 2nd Lien Term Loan, 1 Month USD LIBOR + 5.50% 7.17%, 2/27/2026	43,397,611	40,929,589
Security Description	Principal Amount	Value
Senior Secured 2021 USD Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 10/2/2025	$ 30,688,291	$ 28,668,081
CCC Intelligent Solutions, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 2.25% 4.50%, 9/21/2028	1,000,978	952,431
Cengage Learning, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.75% 5.75%, 7/14/2026	76,763,685	69,471,135
Central Parent, Inc. Senior Secured 2022 USD Term Loan B, 7/6/2029 (c)	46,978,049	44,535,425
Cloudera, Inc.:
Senior Secured 2021 Second Lien Term Loan, 1 Month USD LIBOR + 6.00% 7.67%, 10/8/2029	25,883,443	22,777,430
Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 10/8/2028	20,120,032	18,577,530
ConnectWise, LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50% 5.75%, 9/29/2028	12,056,336	11,071,695
Cornerstone OnDemand, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 10/16/2028	31,445,779	28,222,586
DCert Buyer, Inc.:
Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 10/16/2026	1,579,833	1,514,381
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 7.00% 8.67%, 2/19/2029	25,958,508	24,271,205
ECI Macola Max Holdings, LLC Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.75% 6.00%, 11/9/2027	1,349,052	1,275,704
Ensono, LP Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.00% 5.67%, 5/26/2028	1,299,204	1,208,468
EP Purchaser, LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50% 5.75%, 11/6/2028	1,004,376	958,345

See accompanying notes to financial statements.
36

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Epicor Software Corp.:
Senior Secured 2020 2nd Lien Term Loan, 1 Month USD LIBOR + 7.75% 9.42%, 7/31/2028	$ 1,632,899	$ 1,595,342
Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.25% 4.92%, 7/30/2027	25,354,135	23,999,970
Finastra USA, Inc. Senior Secured USD 1st Lien Term Loan, 3 Month USD LIBOR + 3.50% 4.74%, 6/13/2024	55,189,660	49,903,594
Flexera Software, LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75% 5.37%, 3/3/2028	1,357,071	1,289,557
Greeneden U.S. Holdings II, LLC Senior Secured 2020 USD Term Loan B4, 1 Month USD LIBOR + 4.00% 5.67%, 12/1/2027	66,992,593	64,245,896
Help/Systems Holdings, Inc Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.10% 5.63%, 11/19/2026	53,633,624	50,429,015
Hyland Software, Inc. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 7/1/2024	11,899,899	11,514,818
Idera, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75% 4.82%, 3/2/2028	57,476,670	53,184,025
I-Logic Technologies Bidco Ltd. Senior Secured 2021 USD Term Loan B, 3 Month SOFR CME + 4.00% 6.20%, 2/16/2028	763,435	722,084
Imperva, Inc.:
Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 4.00% 5.40%, 1/12/2026	22,329,301	20,163,359
Senior Secured 2nd Lien Term Loan, 3 Month USD LIBOR + 7.75% 9.21%, 1/11/2027	5,398,559	5,013,912
Informatica, LLC Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.75% 4.44%, 10/27/2028	2,992,500	2,848,501
Security Description	Principal Amount	Value
ION Trading Finance Ltd. Senior Secured 2021 USD Term Loan, 3 Month USD LIBOR + 4.75% 7.00%, 4/3/2028	$ 3,435,196	$ 3,178,638
Ivanti Software, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 7.25% 8.85%, 12/1/2028	24,432,836	22,437,528
Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25% 5.85%, 12/1/2027	85,895,177	74,228,035
MA FinanceCo., LLC Senior Secured 2020 USD Term Loan B, 3 Month USD LIBOR + 4.25% 5.92%, 6/5/2025	6,960,108	6,385,899
McAfee, LLC Senior Secured 2022 USD Term Loan B, 1 Month SOFR + 4.00% 5.15%, 3/1/2029	104,844,037	95,757,728
MeridianLink, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.00% 5.25%, 11/10/2028	11,138,516	10,498,051
Mitchell International, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.50% 8.10%, 10/15/2029	31,942,262	30,160,523
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75% 5.35%, 10/15/2028	62,060,816	56,708,070
Mitnick Corporate Purchaser, Inc. Senior Secured Term Loan, 3 Month SOFR CME + 4.75% 5.92%, 5/2/2029	1,333,333	1,270,000
Navicure, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 10/22/2026	491,168	467,224
NortonLifeLock, Inc. Senior Secured 2021 Term Loan B, 1/28/2029 (c)	9,325,000	8,865,744
Open Text Corp. Senior Secured Term Loan B, 1 Month USD LIBOR + 1.75% 3.40%, 5/30/2025	35,784,995	35,752,609

See accompanying notes to financial statements.
37

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Polaris Newco, LLC Senior Secured USD Term Loan B, 1 Month USD LIBOR + 4.00% 5.67%, 6/2/2028	$ 83,184,792	$ 77,109,390
Project Leopard Holdings, Inc.:
Senior Secured 2018 Term Loan, 1 Month USD LIBOR + 4.75% 6.42%, 7/5/2024	2,229,096	2,219,344
Senior Secured 2019 Term Loan, 3 Month USD LIBOR + 4.50% 6.17%, 7/7/2024	27,774,765	27,653,251
Project Ruby Ultimate Parent Corp. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.25% 4.92%, 3/3/2028	7,555,503	7,104,931
Quest Software US Holdings, Inc. Senior Secured 2022 Term Loan, 3 Month SOFR + 4.25% 5.47%, 2/1/2029	88,933,645	79,400,847
RealPage, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.00% 4.67%, 4/24/2028	37,887,104	35,124,377
Rocket Software, Inc.:
Senior Secured 2018 Term Loan, 1 Month USD LIBOR + 4.25% 5.92%, 11/28/2025	1,517,362	1,414,940
Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD LIBOR + 4.25% 5.92%, 11/28/2025	1,427,770	1,330,211
Sabre GLBL, Inc.:
Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.50% 5.17%, 12/17/2027	428,049	401,566
Senior Secured 2021 Term Loan B2, 1 Month USD LIBOR + 3.50% 5.17%, 12/17/2027	682,336	640,120
SolarWinds Holdings, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 2.75% 4.42%, 2/5/2024	1,286,580	1,235,040
Sophia, L.P. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25% 5.50%, 10/7/2027	1,790,710	1,675,442
Security Description	Principal Amount	Value
Sovos Compliance, LLC:
Senior Secured 2021 Delayed Draw Term Loan, 4.50%, 8/11/2028	$ 733,929	$ 693,335
Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.50% 6.17%, 8/11/2028	4,223,014	3,989,439
SS&C European Holdings SARL Senior Secured 2018 Term Loan B4, 1 Month USD LIBOR + 1.75% 3.42%, 4/16/2025	7,903,413	7,537,919
SS&C Technologies Inc.:
Senior Secured 2022 Term Loan B6, 1 Month SOFR CME + 2.25% 3.88%, 3/22/2029	18,311,834	17,501,535
Senior Secured 2022 Term Loan B7, 1 Month SOFR CME + 2.25% 3.88%, 3/22/2029	26,195,605	25,036,450
SS&C Technologies, Inc. Senior Secured 2018 Term Loan B3, 1 Month USD LIBOR + 1.75% 3.42%, 4/16/2025	9,832,492	9,377,788
Ultimate Software Group, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 5.25% 6.21%, 5/3/2027	850,746	791,619
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25% 4.21%, 5/4/2026	66,615,867	62,587,939
Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 5/4/2026	1,005,128	952,615
Veritas US, Inc. Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 5.00% 7.25%, 9/1/2025	11,609,284	9,587,295
Vision Solutions, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 7.25% 8.43%, 4/23/2029	1,233,333	1,101,262
Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 4.00% 5.18%, 4/24/2028	49,108,076	44,639,241

See accompanying notes to financial statements.
38

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
Weld North Education, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75% 5.42%, 12/21/2027	$ 1,083,808	$ 1,033,226
		1,454,083,623
SPECIALTY RETAIL — 1.2%
K-Mac Holdings Corp. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50% 5.17%, 7/21/2028	991,228	925,148
Petco Health & Wellness Company, Inc. Senior Secured 2021 Term Loan B, 3/3/2028 (c)	3,799,251	3,590,881
PetSmart, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75% 4.50%, 2/11/2028	51,432,005	48,564,671
Pilot Travel Centers, LLC Senior Secured 2021 Term Loan B, 1 Month SOFR CME + 2.00% 3.63%, 8/4/2028	46,109,541	44,299,741
		97,380,441
STEEL-PRODUCERS — 0.1%
Phoenix Services International, LLC Senior Secured Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 3/1/2025	8,884,507	6,752,226
TELECOM SERVICES — 1.0%
SBA Senior Finance II, LLC Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 3.42%, 4/11/2025	84,638,867	81,779,343
TELECOMMUNICATION EQUIP — 0.4%
Altice France S.A. Senior Secured 2018 Term Loan B13, 3 Month USD LIBOR + 4.00% 5.41%, 8/14/2026	25,507,214	23,378,892
CCI Buyer, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 4.00% 6.05%, 12/17/2027	2,879,326	2,634,584
Cyxtera DC Holdings, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.00% 4.64%, 5/1/2024	1,220,918	1,155,189
Security Description	Principal Amount	Value
Delta Topco, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.75% 5.84%, 12/1/2027	$ 2,642,162	$ 2,399,427
		29,568,092
TELEVISION — 0.1%
Gray Television, Inc. Senior Secured 2018 Term Loan C, 1 Month USD LIBOR + 2.50% 3.56%, 1/2/2026	5,068,343	4,897,287
TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Varsity Brands, Inc. Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 12/15/2024	55,031,571	51,695,282
TRANSPORT-AIR FREIGHT — 1.0%
Kestrel Bidco, Inc. Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00% 5.03%, 12/11/2026	89,863,752	81,034,639
TRANSPORT-SERVICES — 2.8% (b)
Edelman Financial Center, LLC:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75% 8.42%, 7/20/2026	8,634,126	7,954,189
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50% 5.17%, 4/7/2028	73,340,650	68,069,291
EG America, LLC Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 4.00% 5.01%, 2/7/2025	996,834	939,516
Endure Digital, Inc. Senior Secured Term Loan, 1 Month USD LIBOR + 3.50% 4.62%, 2/10/2028	106,799,488	96,297,360
Envision Healthcare Corp. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.75% 5.42%, 10/10/2025	166,522,720	56,659,355
eResearchTechnology, Inc. Senior Secured 2020 1st Lien Term Loan, 1 Month USD LIBOR + 4.50% 6.17%, 2/4/2027	1,224,510	1,134,460

See accompanying notes to financial statements.
39

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Principal Amount	Value
EXC Holdings III Corp. Senior Secured USD 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50% 5.75%, 12/2/2024	$ 1,459,087	$ 1,400,723
LaserShip, Inc. Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.50% 7.38%, 5/7/2028	3,273,561	2,933,929
		235,388,823
TOTAL SENIOR FLOATING RATE LOANS (Cost $8,352,729,870)		7,776,634,751
U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bills:
Zero Coupon, 7/28/2022	25,000,000	24,979,797
Zero Coupon, 8/25/2022	25,000,000	24,945,191
Zero Coupon, 9/29/2022	40,000,000	39,836,000
Zero Coupon, 10/27/2022	25,000,000	24,842,441
Zero Coupon, 11/25/2022	25,000,000	24,792,771
Zero Coupon, 3/23/2023	40,000,000	39,311,736
TOTAL U.S. TREASURY OBLIGATIONS (Cost $179,130,285)		178,707,936
	Shares
WARRANTS — 0.0% (b)
HEALTH CARE EQUIPMENT & SUPPLIES — 0.0% (b)
Carestream Health Holdings (expiring 12/31/49) (d) (e) (Cost $0)	373	—
TOTAL WARRANTS (Cost $0)		—
	Principal Amount
CORPORATE BONDS & NOTES — 1.3%
COMMERCIAL SERVICES — 0.3%
Hertz Corp. 4.63%, 12/1/2026 (f)	$ 5,000,000	4,183,100
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 1/15/2028 (f)	13,235,000	11,111,709
Team Health Holdings, Inc. 6.38%, 2/1/2025 (f)	14,238,000	10,031,810
		25,326,619
Security Description	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.1%
NFP Corp. 6.88%, 8/15/2028 (f)	$ 10,484,000	$ 8,718,390
ENTERTAINMENT — 0.1%
AMC Entertainment Holdings, Inc. 10.00%, 6/15/2026 (f)	18,513,000	12,323,549
HEALTH CARE PRODUCTS — 0.1%
Medline Borrower LP 3.88%, 4/1/2029 (f)	5,681,000	4,842,939
HEALTH CARE SERVICES — 0.1%
US Acute Care Solutions LLC 6.38%, 3/1/2026 (f)	7,362,000	6,605,554
INTERNET — 0.2%
Endurance International Group Holdings, Inc. 6.00%, 2/15/2029 (f)	21,000,000	15,208,830
MEDIA — 0.0% (b)
Altice Financing SA 5.75%, 8/15/2029 (f)	1,706,000	1,368,519
RETAIL — 0.4%
eG Global Finance PLC 6.75%, 2/7/2025 (f)	25,937,000	24,493,087
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%, 1/15/2030 (f)	8,661,000	6,653,380
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 2/15/2029 (f)	5,248,000	4,734,693
		35,881,160
TOTAL CORPORATE BONDS & NOTES (Cost $133,943,120)		110,275,560

See accompanying notes to financial statements.
40

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 10.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.47% (g) (h) (Cost $910,350,809)	910,350,809	$ 910,350,809
TOTAL INVESTMENTS — 106.1% (Cost $9,576,154,084)		8,975,969,056
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.1)%		(515,725,576)
NET ASSETS — 100.0%		$ 8,460,243,480
(a)	The rate shown represents the rate at June 30, 2022.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Position is unsettled. Contract rate was not determined at June 30, 2022 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(d)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2022, total aggregate fair value of the security is $0, representing 0.00% of the Fund's net assets.
(e)	Non-income producing security.
(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.3% of net assets as of June 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2022 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at June 30, 2022.
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
PIK	Payment in Kind
SOFR	Secured Overnight Financing Rate

At June 30, 2022, the Fund had unfunded loan commitments of $17,803,525, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
VT Topco, Inc.	244,514	236,567	(7,947)
Medical Solutions Holdings, Inc.	472,805	444,555	(28,250)
Athenahealth, Inc.	17,018,024	15,720,485	(1,297,539)
Pediatric Associates Holding Company, LLC	68,182	63,921	(4,261)
	$17,803,525	$16,465,528	$(1,337,997)

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 110,275,560	$—	$ 110,275,560
U.S. Treasury Obligations	—	178,707,936	—	178,707,936
Senior Floating Rate Loans	—	7,776,634,751	—	7,776,634,751
Warrants	—	—	0(a)	0
Short-Term Investment	910,350,809	—	—	910,350,809
TOTAL INVESTMENTS	$910,350,809	$8,065,618,247	$ 0	$8,975,969,056
See accompanying notes to financial statements.
41

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2022

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans(b)	$ —	$ (1,337,997)	$—	$ (1,337,997)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ (1,337,997)	$—	$ (1,337,997)
(a)	The Fund held a Level 3 security that was valued at $0 at June 30, 2022.
(b)	Unfunded loan commitments are valued at unrealized appreciation (depreciation).

Affiliate Table
	Number of Shares Held at 6/30/21	Value at 6/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/22	Value at 6/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	1,121,627,625	$1,121,627,625	$6,558,825,254	$6,770,102,070	$—	$—	910,350,809	$910,350,809	$1,827,992
See accompanying notes to financial statements.
42

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022

	SPDR Blackstone High Income ETF	SPDR Blackstone Senior Loan ETF
ASSETS
Investments in unaffiliated issuers, at value	$ 112,174,016	$ 8,065,618,247
Investments in affiliated issuers, at value	2,996,829	910,350,809
Total Investments	115,170,845	8,975,969,056
Cash	4,384,973	24,979
Receivable for investments sold	15,811,968	819,222,778
Dividends receivable — affiliated issuers	1,951	771,024
Interest receivable — unaffiliated issuers	1,407,772	38,208,777
Receivable for foreign taxes recoverable	5,271	—
Other Receivable	—	461,083
TOTAL ASSETS	136,782,780	9,834,657,697
LIABILITIES
Payable for investments purchased	19,399,064	1,334,168,798
Payable for fund shares repurchased	—	33,713,053
Unrealized depreciation on unfunded loan commitments	2,520	1,337,997
Advisory fee payable	69,581	5,185,941
Trustees’ fees and expenses payable	38	8,428
TOTAL LIABILITIES	19,471,203	1,374,414,217
NET ASSETS	$ 117,311,577	$ 8,460,243,480
NET ASSETS CONSIST OF:
Paid-in Capital	$128,999,830	$ 9,544,910,811
Total distributable earnings (loss)	(11,688,253)	(1,084,667,331)
NET ASSETS	$ 117,311,577	$ 8,460,243,480
NET ASSET VALUE PER SHARE
Net asset value per share	$ 27.28	$ 41.83
Shares outstanding (unlimited amount authorized, $0.01 par value)	4,300,000	202,250,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$121,512,938	$ 8,665,803,275
Investments in affiliated issuers	2,996,829	910,350,809
Total cost of investments	$124,509,767	$ 9,576,154,084
See accompanying notes to financial statements.
43

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2022

	SPDR Blackstone High Income ETF(a)	SPDR Blackstone Senior Loan ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 2,433,589	$ 434,639,966
Dividend income — affiliated issuers	17,063	1,827,992
TOTAL INVESTMENT INCOME (LOSS)	2,450,652	436,467,958
EXPENSES
Advisory fee	321,813	60,687,519
Trustees’ fees and expenses	332	86,085
Miscellaneous expenses	1,818	4,796
TOTAL EXPENSES	323,963	60,778,400
NET INVESTMENT INCOME (LOSS)	$ 2,126,689	$ 375,689,558
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,925,500)	(250,379,712)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(9,338,922)	(697,089,819)
Unfunded loan commitments	(2,520)	(1,347,741)
Net change in unrealized appreciation/depreciation	(9,341,442)	(698,437,560)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,266,942)	(948,817,272)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(10,140,253)	$(573,127,714)
(a)	For the period February 17, 2022 (commencement of operations) through June 30, 2022.
See accompanying notes to financial statements.
44

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Blackstone High Income ETF	SPDR Blackstone Senior Loan ETF
	For the Period 2/17/22*- 6/30/22	Year Ended 6/30/22	Year Ended 6/30/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 2,126,689	$ 375,689,558	$ 126,602,637
Net realized gain (loss)	(2,925,500)	(250,379,712)	8,848,268
Net change in unrealized appreciation/depreciation	(9,341,442)	(698,437,560)	136,248,747
Net increase (decrease) in net assets resulting from operations	(10,140,253)	(573,127,714)	271,699,652
Net equalization credits and charges	294	1,321,939	3,900,949
Distributions to shareholders	(1,548,000)	(384,792,728)	(123,950,000)
Return of capital	—	(2,807,272)	—
Total Distributions to shareholders	(1,548,000)	(387,600,000)	(123,950,000)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	128,999,422	6,597,224,116	4,849,884,181
Cost of shares redeemed	—	(3,482,041,836)	(138,069,393)
Net income equalization	(294)	(1,321,939)	(3,900,949)
Other Capital	408	11,592,704	1,457,881
Net increase (decrease) in net assets from beneficial interest transactions	128,999,536	3,125,453,045	4,709,371,720
Contribution from Affiliate (Note 4)	—	—	79,391
Net increase (decrease) in net assets during the period	117,311,577	2,166,047,270	4,861,101,712
Net assets at beginning of period	—	6,294,196,210	1,433,094,498
NET ASSETS AT END OF PERIOD	$ 117,311,577	$ 8,460,243,480	$6,294,196,210
SHARES OF BENEFICIAL INTEREST:
Shares sold	4,300,000	145,850,000	105,950,000
Shares redeemed	—	(79,550,000)	(3,050,000)
Net increase (decrease) from share transactions	4,300,000	66,300,000	102,900,000
*	Commencement of operations.
See accompanying notes to financial statements.
45

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

SPDR Blackstone High Income ETF
For the Period 02/17/22*- 6/30/22
Net asset value, beginning of period	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.50
Net realized and unrealized gain (loss) (b)	(2.86)
Total from investment operations	(2.36)
Net equalization credits and charges (a)	0.00(c)
Other capital (a)	0.00(c)
Distributions to shareholders from:
Net investment income	(0.36)
Net asset value, end of period	$ 27.28
Total return (d)	(7.93)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$117,312
Ratios to average net assets:
Total expenses	0.70%(e)
Net investment income (loss)	4.63%(e)
Portfolio turnover rate	55%(f)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Not annualized.
See accompanying notes to financial statements.
46

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Blackstone Senior Loan ETF
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20(a)	Year Ended 6/30/19(a)	Year Ended 6/30/18(a)
Net asset value, beginning of period	$ 46.30	$ 43.36	$ 46.25	$ 47.04	$ 47.41
Income (loss) from investment operations:
Net investment income (loss) (b)	1.95	1.98	2.34	2.48	2.04
Net realized and unrealized gain (loss) (c)	(4.44)	3.02	(3.06)	(0.86)	(0.50)
Total from investment operations	(2.49)	5.00	(0.72)	1.62	1.54
Net equalization credits and charges (b)	0.01	0.06	(0.04)	(0.03)	0.04
Contribution from Affiliate (Note 4)	—	0.00(d)	0.01	—	—
Other capital (b)	0.06	0.02	0.21	0.09	0.02
Distributions to shareholders from:
Net investment income	(2.04)	(2.14)	(2.35)	(2.47)	(1.97)
Return of Capital	(0.01)	—	—	—	—
Total distributions	(2.05)	—	—	—	—
Net asset value, end of period	$ 41.83	$ 46.30	$ 43.36	$ 46.25	$ 47.04
Total return (e)	(5.46)%	11.97%(f)	(1.23)%(f)	3.68%	3.43%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,460,243	$6,294,196	$1,433,094	$2,222,400	$3,189,624
Ratios to average net assets:
Total expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	4.33%	4.31%	5.17%	5.33%	4.30%
Portfolio turnover rate	140%	176%	195%(g)	124%(g)	90%(g)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	If an affiliate had not made a contribution during the years ended ended June 30, 2021 and June 30, 2020, the total return would have remained 11.97% and (1.23)%, respectively.
(g)	Portfolio turnover rate is from the the affiliated Portfolio prior to the discontinuance of the master feeder structure.
See accompanying notes to financial statements.
47

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2022

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2022, the Trust consists of fourteen (14) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):
SPDR Blackstone High Income ETF
SPDR Blackstone Senior Loan ETF
SPDR Blackstone High Income ETF was formed on February 16, 2022 and commenced operations on February 17, 2022.
Each Fund is classified as a diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•   Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
48

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's underlying benchmark.
Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments, according to the fair value hierarchy as of June 30, 2022, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale and disposition of investments are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends, if any, received in the form of stock are recorded as dividend income at fair value.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust. Class specific expenses are borne by each class.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
49

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

Distributions
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Securities and Other Investments
Loan Agreements
The Funds invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. Funds do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Funds as the issuers of such loans.
4.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished and expenses borne by the Adviser, the Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR Blackstone High Income ETF	0.70%
SPDR Blackstone Senior Loan ETF	0.70
From time to time, the Adviser may waive all or a portion of its Management fee. The Adviser has contractually agreed to waive a portion of its Management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2022. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2022, except with the approval of the Fund's Board of Trustees.
The Adviser pays all operating expenses of each Fund other than the Management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust's Trustees, who are not "interested persons" of the Trust, as defined in the 1940 Act ("Independent Trustees") (including any Trustees’ counsel fees), litigation expenses and other extraordinary expenses.
Blackstone Liquid Credit Strategies LLC receives fees for its services as the Sub-Adviser to the Funds from the Adviser.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust.
50

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended June 30, 2022 are disclosed in the Schedules of Investments.
5.    Trustees’ Fees
The fees and expenses of the Independent Trustees and one interested, non-management Trustee are paid directly by the Funds. The Independent Trustees and one interested, non-management Trustee are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2022, were as follows:
	Purchases	Sales
SPDR Blackstone High Income ETF	$ 190,744,878	$ 66,392,634
SPDR Blackstone Senior Loan ETF	14,373,770,076	11,785,373,273
7.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
8.    Income Tax Information
The SPDR Blackstone Senior Loan ETF has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The SPDR Blackstone High Income ETF intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to amortization and accretion of premium and discount for financial statement purposes and differing treatments for wash sales.
51

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

The tax character of distributions paid during the year ended June 30, 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR Blackstone High Income ETF	$ 1,548,000	$—	$ —	$ 1,548,000
SPDR Blackstone Senior Loan ETF	384,792,728	—	2,807,272	387,600,000
The tax character of distributions paid during the year ended June 30, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Blackstone Senior Loan ETF	$ 123,950,000	$ —	$ 123,950,000
At June 30, 2022, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR Blackstone High Income ETF	$589,738	$ (2,873,264)	$—	$ (9,404,727)	$ (11,688,253)
SPDR Blackstone Senior Loan ETF	—	(446,386,459)	—	(638,280,872)	(1,084,667,331)
As of June 30, 2022, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR Blackstone High Income ETF	$ 2,873,264	$ —
SPDR Blackstone Senior Loan ETF	271,121,760	175,264,699
As of June 30, 2022, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Blackstone High Income ETF	$ 124,573,052	$ 23,771	$ 9,425,978	$ (9,402,207)
SPDR Blackstone Senior Loan ETF	9,612,911,931	2,291,912	639,234,787	(636,942,875)
9.    Line of Credit
The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $1.1 billion revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The SPDR Blackstone Senior Loan ETF has exclusive access to $900 million of the total credit facility. The SPDR Blackstone High Income ETF, along with other Participants, has access to $200 million of the total credit facility. This agreement expires in October 2022 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. SPDR Blackstone Senior Loan ETF is allocated the commitment fee for its exclusive portion of the credit line. Commitment fees are ordinary fund operating expenses paid by the Adviser. Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate. Prior to October 7, 2021 the SPDR Blackstone Senior Loan ETF had exclusive access to $300 million of a $500 million revolving credit facility and interest was calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate.
The Funds have no outstanding loans as of June 30, 2022.
Effective January 5, 2022, the SPDR Blackstone Senior Loan ETF also has exclusive access to a $500 million uncommitted line of credit with State Street that may be used solely for temporary or emergency purposes, including to temporarily finance the redemption of shares or for other temporary and emergency purposes
52

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

consistent with the current investment objectives and investment restrictions of the Fund. The Adviser, on behalf of the Fund, paid an upfront fee to participate in this uncommitted line of credit.
10.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if they were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds' invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Funds' invest in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk
The Funds may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.
Market Risk
The Funds' investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus first detected in China in December 2019 has spread globally. In an organized attempt to contain and mitigate the effects of the spread of the coronavirus known as COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
11.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract
53

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2022

modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
54

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR Blackstone High Income ETF and SPDR Blackstone Senior Loan ETF and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR Blackstone High Income ETF and SPDR Blackstone Senior Loan ETF (collectively, the “Funds”) (two of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting SSGA Active Trust) at June 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual Fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR Blackstone High Income ETF	For the period from February 17, 2022 (commencement of operations) through June 30, 2022	For the period from February 17, 2022 (commencement of operations) through June 30, 2022	For the period from February 17, 2022 (commencement of operations) through June 30, 2022
SPDR Blackstone Senior Loan ETF	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the five years in the period ended June 30, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 29, 2022
55

SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2022 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2022 to June 30, 2022.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
SPDR Blackstone High Income ETF
Annualized Expense Ratio	0.70%(a)
Actual:
Ending Account Value	$ 920.70
Expenses Paid During Period(b)	2.47
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,015.80
Expenses Paid During Period(b)	2.59
(a)	For the period February 17, 2022 (commencement of operations) through June 30, 2022.
(b)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 134, then divided by 365.
SPDR Blackstone Senior Loan ETF
Annualized Expense Ratio	0.70%
Actual:
Ending Account Value	$ 935.80
Expenses Paid During Period(a)	3.36
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,021.30
Expenses Paid During Period(a)	3.51
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
56

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the "Program"). The Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
SSGA FM has been designated by the Board to administer the Funds’ Program. Over the course of the prior year, SSGA FM provided the Board with reports addressing the operations of the Program and assessing its adequacy and the effectiveness of the Program’s implementation for periods ending June 2021 and December 2021 including:
* the Program supported each Fund’s ability to honor redemption requests timely;
* the Program supported SSGA FM’s management of each Fund’s liquidity profile, including during periods of market volatility and net redemptions;
* no material liquidity issues were identified during the period;
* there were no material changes to the Program during the period;
* the implementation of the Program was effective to manage each Fund’s liquidity risk; and
* the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
57

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2022.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
Each Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at https://www.ssga.com/spdrs.
Proxy Voting Policies and Procedures and Records
A description of the Trust's proxy voting policies and procedures that are used by the Funds’ investment Adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the Funds voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number, on the SEC’s website, at www.sec.gov and on the Funds’ website at https://www.ssga.com/spdrs.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the Funds' website at https://www.ssga.com/spdrs and on the SEC's website at www.sec.gov. The Funds’ Schedules of Investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).
58

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Approval of Advisory Agreement
At a meeting held prior to June 30, 2022, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR Blackstone Senior Loan ETF, a series of SSGA Active Trust (the “Fund”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Fund under the Agreement, (ii) investment performance of the Fund, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Fund grows.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of the Fund in accordance with the Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Fund as exchange-traded fund and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Fund. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring the Fund’s compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds and overseeing third party sub-advisers.
Investment Performance
The Board then reviewed the Fund’s performance. The Board compared the Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1-, 3- and 5-year, and since inception periods.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Fund to the Adviser, including data on the Fund’s historical profitability to the Adviser. The Board, including the Independent Trustees with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds–i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data.
59

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as the Fund’s assets grow in size. The Board noted that the advisory fee rate for the Fund does not provide for breakpoints as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Fund by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Fund from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for the Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Fund were appropriate; (b) the performance of the Fund had been satisfactory; (c) the Adviser’s unitary fee for the Fund considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trust’s relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Fund by way of the relatively low fee structure of the Trust.
Approval of Blackstone Liquid Credit Strategies LLC (“Blackstone Credit”) Sub-Advisory Agreement
At a meeting held prior to June 30, 2022, the Board also evaluated proposals to continue the Sub-Advisory Agreement (the “Blackstone Credit Sub-Advisory Agreement”) between the Adviser and Blackstone Liquid Credit Strategies LLC (“Blackstone Credit”) with respect to the Fund. The Independent Trustees also met separately to consider the Blackstone Credit Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Blackstone Credit Sub-Advisory Agreement, the Board requested, and Blackstone Credit and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Blackstone Credit Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by Blackstone Credit with respect to the Fund under the Blackstone Credit Sub-Advisory Agreement and (ii) investment performance of the Fund. The Board was informed of the portion of the current advisory fee that the Adviser would pay to Blackstone Credit under the Blackstone Credit Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.
The Board considered the background and experience of Blackstone Credit’s senior management and, in particular, Blackstone Credit’s experience in investing in senior loan securities. The Board reviewed the Fund’s performance, noting that the performance of the Fund was satisfactory. The Board also considered the unitary fee paid to the Adviser by the Fund and Blackstone Credit’s fees paid by the Adviser. The Board also considered whether Blackstone Credit benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Blackstone Credit Sub-Advisory Agreement between Blackstone Credit and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Blackstone Credit Sub-Advisory Agreement for the Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by Blackstone Credit with respect to the Blackstone Senior Loan ETF were appropriate; (b) the performance of the Blackstone Senior Loan ETF had been satisfactory; (c) Blackstone Credit’s fees for the Blackstone Senior Loan ETF and the unitary fee, considered in relation to the services provided, were reasonable; (d) any additional potential benefits to Blackstone Credit were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to Blackstone Credit adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.
60

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Approval of Advisory Agreement
At a meeting held prior to June 30, 2022, the Board of Trustees of the Trust (the “Board”) evaluated a proposal related to the initial approval of advisory arrangements for a new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the Blackstone High Income ETF (the “New ETF”), which commenced operations during the period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services expected to be provided by the Adviser with respect to the New ETF under the Agreement, (ii) fees charged to comparable funds, (iii) other benefits to the Adviser, and (iv) extent to which economies of scale would be shared as the New ETF grows.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services expected to be provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s anticipated responsibilities for managing investment operations of the New ETF in accordance with the New ETF’s investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the New ETF as an exchange-traded fund and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and regulatory compliance of the New ETF. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring the New ETF’s compliance with its investment objective and policies and with applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds, further noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds and overseeing third-party sub-advisers, as applicable.
Fees Charged to Comparable Funds
The Board evaluated the New ETF’s proposed unitary fee through review of comparative information with respect to fees paid by similar funds. The Board reviewed the universe of similar exchange-traded funds for the New ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information.
Other Benefits
The Board considered whether the Adviser or its affiliates would benefit in other ways from its relationship with the New ETF. The Board also considered the potential for revenue to State Street, the Trust’s securities lending agent, in the event of any loaning of portfolio securities of the New ETF. The Board also noted that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as the New ETF’s assets grow in size. The Board noted that the advisory fee rate for the New ETF did not provide for breakpoints as assets of the New ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the New ETF by fixing a relatively low advisory fee, effectively sharing the benefits of a lower fee with the New ETF from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to
61

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

monitor fees as the New ETF grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for the New ETF. In approving the Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Advisory Agreement is in the best interests of the New ETF and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services expected to be provided by the Adviser with respect to the New ETF were appropriate; (b) the Adviser’s unitary fee for the New ETF, considered in relation to the services expected to be provided and in relation to the fees charged to comparable funds, was reasonable; (c) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions and (d) the fees paid to the Adviser adequately shared the economies of scale with respect to the New ETF by way of the relatively low fee structure of the Trust.
Approval of Blackstone Liquid Credit Strategies LLC Sub-Advisory Agreement
At a meeting held prior to June 30, 2022, the Board also evaluated a proposal related to the initial approval of a sub-advisory arrangement (the “Blackstone Credit Sub-Advisory Agreement”) between the Adviser and Blackstone Liquid Credit Strategies LLC (“Blackstone”) with respect to the New ETF sub-advised by Blackstone (the “New Blackstone ETF”). The Independent Trustees also met separately to consider the Blackstone Credit Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Blackstone Credit Sub-Advisory Agreement, the Board requested, and Blackstone and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Blackstone Credit Sub-Advisory Agreement, the Board considered various factors, including the nature, extent and quality of services provided by Blackstone with respect to the New Blackstone ETF under the Blackstone Credit Sub-Advisory Agreement. The Board was informed of the portion of the current advisory fee that the Adviser would pay to Blackstone under the Blackstone Credit Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the New Blackstone ETF.
The Board considered the background and experience of senior management at Blackstone (the “Sub-Adviser”) and, in particular, the Sub- Adviser’s experience in investing in fixed-income securities. The Board noted that the Sub-Adviser would bring significant actively-managed fixed-income experience in managing the New Blackstone ETF. The Board considered the policies and procedures of the Sub-Adviser, including information about the Sub-Adviser’s best execution procedures and overall investment management business. The Board also considered the unitary fee paid to the Adviser by the New Blackstone ETF and the Sub-Adviser’s fees paid by the Adviser. The Board also considered whether the Sub-Adviser benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Blackstone Credit Sub-Advisory Agreement between the Sub-Adviser and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the independent Trustees voting separately, approved the Blackstone Credit Sub-Advisory Agreement for the New Blackstone ETF. In approving the Blackstone Credit Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that, with respect to the New Blackstone ETF, the terms of the Blackstone Credit Sub-Advisory Agreement are fair and reasonable and in the best interests of the New Blackstone ETF and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services expected to be provided by the Sub-Adviser with respect to the New Blackstone ETF were appropriate; (b) the Sub-Adviser’s fees for the New Blackstone ETF and the unitary fee, considered in relation to the services expected to be provided, were reasonable; (c) any additional potential benefits to the Sub-Adviser were not of a magnitude to materially affect the Board’s conclusions; and (d) the fees paid to the Sub-Adviser adequately shared the economies of scale with the New Blackstone ETF by way of the relatively low fee structure of the Trust.
62

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	125	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	125	Principal Financial
Group (Director) and Financial
Committee Chair;
Bain Capital Specialty
Finance (Director);
University of Notre Dame (Trustee);
Putnam Acquisition
Financing Inc.
(Director);
Putnam Acquisition
Financing LLC
(Director); Putnam
GP Inc. (Director);
Putnam Investor
Services, Inc.
(Director);
Putnam
Investments Limited
					(Director).
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc.(construction and real estate company) (February 2007- April 2017).	125	Rydex Series Funds;
Rydex Dynamic Funds;
Rydex Variable Trust;
Guggenheim Funds Trust;
Guggenheim Variable Funds Trust;
Guggenheim Strategy Funds Trust;
Transparent Value Trust;
Fiduciary/Claymore Energy Infrastructure
Fund;
Guggenheim Taxable Municipal
Managed Duration
Trust;
Guggenheim Strategic
Opportunities Fund;
Guggenheim Enhanced,
Equity Income Fund;
Guggenheim Credit Allocation Fund,
Guggenheim Energy & Income Fund,
Guggenheim Active Allocation Fund
					(Trustee and Audit Committee Chair).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	125	The Motley Fool Funds Trust (Trustee).
63

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Non-Executive,
Chairman, Fusion
Acquisition Corp II
(February 2020 -
Present); Non-Executive Chairman, Fusion
Acquisition Corp. (June
2020 - September 2021);
Retired Chairman
and Director, SSGA
Funds Management,
Inc. (2005 - March 2020); Retired
Executive Vice
President, State Street Global
Advisors (2012
- March 2020);
Retired Chief Executive
Officer and Manager,
State Street Global Advisors
Funds Distributors,
LLC (May 2017 -
March 2020); Director,
State Street Global Markets,
LLC (2013 - April 2017);
President, SSGA Funds
Management, Inc.
(2005 - 2012); Principal,
State Street Global Advisors
(2000 - 2005).	136	The Select Sector SPDR
Trust (November 2005 -
Present);
SSGA SPDR ETFs
Europe I plc (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
plc (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
December 2018).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 - present)*; President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
64

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - Present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
RYAN HILL SSGA Funds Management, Inc One Iron Street Boston, MA 02210 1982	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (May 2017 – present); Assistant Vice President, State Street Bank and Trust Co. (May 2014 – May 2017).
JOHN BETTENCOURT SSGA Funds Management, Inc One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
65

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.
66

SSGA Active Trust
Trustees
Dwight D. Churchill
Clare S. Richer
James E. Ross, Interested Non-management Trustee
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit https://www.ssga.com/spdrs today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S& P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.
SSGA Funds Management has retained Blackstone Liquid Credit Strategies LLC as the Sub-Advisor. State Street Global Advisors Funds Distributors, LLC is not affiliated with Blackstone Liquid Credit Strategies LLC.
Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit https://www.ssga.com/spdrs. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.
© 2022 State Street Corporation - All Rights Reserved
SPDRGSOAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Dwight Churchill, Clare Richer, Sandra Sponem and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending June 30, 2022 and June 30, 2021, the aggregate audit fees billed for professional services rendered by the principal accountant were $397,862 and $265,133, respectively. Audit fees include the performance of the annual audits and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2022 and June 30, 2021, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2022 and June 30, 2021, the aggregate tax fees billed for professional services rendered by the principal accountant were $38,065 and $29,725, respectively. Tax fees represent services related to the review of year-end distribution requirements.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2022 and June 30, 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit, audit-related or permissible non-audit services, either:

(a)

The Audit Committee shall pre-approve all audit, audit-related and permissible non-audit services provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

(b)

The engagement to render the audit, audit-related or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(c)

Pre-Approval for a service provided to the Trust other than audit or audit-related services is not required if: (1) the aggregate amount of all such permissible non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(d)

The Audit Committee shall pre-approve any permissible non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any permissible non-audit services that need to be pre-approved.

Notwithstanding the above, Pre-Approval for any permissible non-audit services under this Sub-section is not required if: (1) the aggregate amount of all such permissible non-audit services constitutes not more than five percent (5%) of the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person) during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2022 (in millions)	FY 2021 (in millions)
Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$18.1	$18.4
Tax Fees	$5.4	$4.4
All Other Fees	$14.5	$14.5

(1)	Information is for the calendar years 2022 and 2021, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the registrant’s Audit Committee are Dwight Churchill, Clare Richer, Sandra Sponem and Carl Verboncoeur.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item  13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(a)(4) Not applicable.

(b)

A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the 1934 Act, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA Active Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date: September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date: September 7, 2022

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date: September 7, 2022